UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Item 1.	Reports to Stockholders.

MainStay Candriam Emerging Markets Debt Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	6/1/1998	-18.42%	-18.78%	-1.71%	1.26%	1.32%
		Excluding sales charges		-14.58	-14.96	-0.80	1.73	1.32
Investor Class Shares[4]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-18.19	-18.71	-2.01	1.03	1.70
		Excluding sales charges		-14.79	-15.33	-1.10	1.49	1.70
Class B Shares[5]	Maximum 5% CDSC	With sales charges	6/1/1998	-19.21	-19.99	-2.16	0.74	2.45
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-15.08	-15.96	-1.83	0.74	2.45
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-15.98	-16.75	-1.83	0.73	2.45
	if Redeemed Within One Year of Purchase	Excluding sales charges		-15.16	-15.94	-1.83	0.73	2.45
Class I Shares	No Sales Charge		8/31/2007	-14.52	-14.77	-0.51	2.00	1.06

1.
Prior to February 28, 2017, the Fund's primary investment strategies were changed. Effective June 21, 2019, the Fund replaced its prior subadvisor and modified its investment objective and principal investment strategies. The performance in the graph and table prior to those dates reflects its prior subadvisor's, investment objective and principal investment strategies.

2.	Not annualized.
3.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[2]	-15.45%	-14.51%	0.23%	2.98%
Morningstar Emerging Markets Bond Category Average[3]	-12.89	-13.09	0.04	1.08

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified
Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Candriam Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Debt Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$854.20	$5.29	$1,019.09	$5.76	1.15%
Investor Class Shares	$1,000.00	$852.10	$7.12	$1,017.11	$7.75	1.55%
Class B Shares	$1,000.00	$849.20	$10.55	$1,013.39	$11.48	2.30%
Class C Shares	$1,000.00	$848.40	$10.54	$1,013.39	$11.48	2.30%
Class I Shares	$1,000.00	$854.80	$3.91	$1,020.58	$4.26	0.85%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2022 (Unaudited)

Mexico	5.6%
Oman	4.5
Dominican Republic	4.3
South Africa	4.3
Indonesia	4.3
Brazil	3.7
Qatar	3.4
Nigeria	3.2
Egypt	2.9
United Arab Emirates	2.6
Bahrain	2.5
Ecuador	2.4
Colombia	2.3
Chile	2.1
Hungary	2.0
Saudi Arabia	2.0
Romania	2.0
Angola	1.8
United States	1.8
Ghana	1.8
Argentina	1.8
Azerbaijan	1.7
Panama	1.5
Republic Of Serbia	1.5
Kenya	1.5
Bahamas	1.4
Cote D'Ivoire	1.4
Iraq	1.4%
Ukraine	1.3
Gabon	1.3
Croatia	1.3
Georgia	1.2
Tunisia	1.1
Venezuela	1.0
Philippines	1.0
Peru	0.9
Guatemala	0.9
Costa Rica	0.8
Paraguay	0.7
Zambia	0.7
Mongolia	0.7
Mozambique	0.6
Pakistan	0.6
Senegal	0.5
Uruguay	0.5
El Salvador	0.5
India	0.5
Armenia	0.5
Morocco	0.5
Jamaica	0.5
Lebanon	0.3
Other Assets, Less Liabilities	10.4
100.0%
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Oman Government Bond, 4.875%-7.00%, due 2/1/25–1/25/51
2.	Dominican Republic Government Bond, 4.50%-6.85%, due 1/27/25–1/30/60
3.	South Africa Government Bond, 4.30%-7.30%, due 9/16/25–4/20/52
4.	Nigeria Government Bond, 6.50%-8.375%, due 11/21/25–11/28/47
5.	Brazil Government Bond, 2.625%-4.75%, due 1/5/23–1/14/50
6.	Egypt Government Bond, 5.875%-8.70%, due 2/16/31–2/16/61
7.	Mexico Government Bond, 2.659%-3.771%, due 5/24/31–4/19/71
8.	Ecuador Government Bond, (zero coupon)-1.00%, due 7/31/30–7/31/40
9.	Indonesia Government Bond, 3.55%-6.625%, due 3/31/32–3/31/52
10.	Chile Government Bond, 2.55%-4.34%, due 7/27/33–1/22/61

8	MainStay Candriam Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Diliana Deltcheva, CFA, and Christopher Mey, CFA, of Candriam Luxembourg S.C.A., the Fund’s Subadvisor.
How did MainStay Candriam Emerging Markets Debt Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Candriam Emerging Markets Debt Fund returned −14.52%, outperforming the −15.45% return of the Fund’s benchmark, the JPMorgan EMBI Global Diversified Index (the "Index"). Over the same period, Class I shares underperformed the −12.89% return of the Morningstar Emerging Markets Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective January 11, 2022, Magda Branet no longer served as a portfolio manager for the Fund. For more information see the prospectus supplement dated January 11, 2022.
What factors affected the Fund’s relative performance during the reporting period?
Emerging-market debt began the reporting period already traumatized by multiple global political and economic developments. One challenge involved Chinese common prosperity policies aimed at deleveraging and restructuring private players in multiple sectors. Other developments centered on rising debt-sustainability concerns in select, emerging, high-yield markets with limited funding options (Ghana, El Salvador, Sri Lanka), rising geopolitical (Ukraine) and policy risks (Argentina, El Salvador, Turkey). The pivot by the U.S. Federal Reserve (the “Fed”) to a more hawkish monetary policy stance generated further concern. Shortly thereafter, in November and December 2021, the market felt additional shocks as a more contagious variant of COVID-19 emerged in South Africa, and with it, the potential to adversely affect the global recovery. The Fed continued its shift to an increasingly hawkish position in light of sustained inflationary pressures, making a series of announcements regarding upcoming asset purchase reductions and rate increases. A wide range of commodity prices declined, including oil and iron ore. The trade-weighted U.S. dollar rose, while emerging-market currency markets fell, despite extended support from hawkish, emerging-market central banks unwilling to look beyond temporary food and energy inflation shocks and the deepening rising rate environment.
The first quarter of 2022 saw a major new area of risk take center stage when Russia launched a surprise, broad-based invasion of
Ukraine after diplomatic efforts failed to reduce tensions. Western countries reacted swiftly to impose a material sanctions package on the Russian financial system, cutting the Russian Central Bank off from U.S. dollar and euro reserve use, while financially targeting the Russian parliament and high-level regime operatives and oligarchs. As Russian aggressions progressed in March, sanctions were broadened and deepened to cover oil and gas import restrictions by the United States and the UK, and further oligarch and bank sanctions. Emerging-market equity and debt index providers, including MSCI, FTSE and JP Morgan, moved to exclude Russia from emerging-market indices, and rating agencies downgraded Russia from BBB into C, warning against imminent sovereign default on coupons coming due in the second half of March.2 Russian, Belorussian and Ukrainian Eurobonds collapsed after the invasion, reflecting the rising default risk, sanctions, economic risks, and the general uncertainty over the resolution and consequences of the war. As the war initially unfolded, the Fund established a small overweight position in Ukrainian issues and a larger underweight position in Russian issues, which helped insulate performance against the correction. By March 7, 2022, the Fund’s management team had unwound all Russian exposure across emerging-market debt, hard-currency sovereign strategies just ahead of the JP Morgan exclusion announcement later that day; this led to a further Eurobond downside.
As expected, the implementation of the most restrictive sanctions regime ever imposed on Russia, a major commodity exporter, and the potential constraints on Ukrainian metals and wheat exports, produced sharp price increases across all commodity categories. Brent crude oil and European gas spot prices extended their rise on concerns that European imports of Russian gas might also be sanctioned. Industrial metals including iron ore and copper, and agricultural commodities like wheat and corn, also rose sharply reflecting expected constraints on Russian and Ukrainian exports. The trade-weighted U.S. dollar and emerging-market currency markets rose on expectations of higher developed-market and emerging-market inflation, as well as tighter monetary policies.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
The material 10-year U.S. Treasury yield rise of 138 basis points (“bps”) and the 81 bps emerging-market spread3 widening following the launch of the Russia/Ukraine war, along with the subsequent surge in commodities, inflation and stagflation
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
An obligation rated ‘BBB’ by Standard & Poor’s (“S&P’) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rate ‘C’ by S&P is currently highly vulnerable to nonpayment. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
9

worries, generated material headwinds for emerging-market debt and contributed to negative spread and U.S. Treasury bond returns over the reporting period. (A basis point is one one-hundredth of a percentage point.)
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund held an underweight position in U.S. Treasury (via 10-year U.S. Treasury futures in 2021 and via 5-year U.S. Treasury futures in 2022) of approximately one year over the reporting period, which added approximately 140 bps to excess returns.
What was the Fund’s duration4 strategy during the reporting period?
During the reporting period, the Fund maintained a negative duration stance of approximately −1 year on average, relative to the Index. At the end of the reporting period, the Fund’s relative modified duration position versus the Index was −1.25 years and the absolute modified duration5 was 5.82 years.
The main reasons behind the defensive duration position were the persistently elevated global inflation resulting from pandemic-related supply constraints and the expected hawkish pivot from the Fed in response. The Fed shifted its stance to explicitly hawkish in November 2021 as it announced a reduction, or “taper,” of the $120 billion of monthly U.S. Treasury and mortgage-backed securities purchases by $15 billion. In December, the Fed announced an increase of the taper to $30 billion, to be completed by March 2022. The Fed delivered its first rate cycle hike of 25 bps in March 2022, and is expected to continue raising rates amid headline and core inflation above 8.5% and 6.5%, respectively.
The Fund’s negative duration position made positive contributions to relative performance in all months of the reporting period, with the exception of November 2021, when the Omicron outbreak elevated concerns for the growth recovery from the pandemic, and generated safe-haven flows into U.S. Treasury securities. (Contributions take weightings and total returns into account.)
How was the Fund affected by shifting currency values during the reporting period?
The Fund was not affected by shifting currency values during the reporting period.
During the reporting period, which countries and/or sectors were the strongest positive contributors to the Fund’s relative performance and which countries and/or sectors were particularly weak?
The main detractors from performance over the reporting period were the Fund’s overweight positions in Ukraine and El Salvador, and its underweight positions in China and Turkey. Holding 1% overweight exposure in Ukraine at the start of the Russian invasion detracted the most from performance, although the Fund’s 2.5% underweight position in Russia partially compensated for this. The large underweight positions in Chinese and Turkish sovereign and quasi-sovereign bonds also detracted; these two credits outperformed the Index, despite slowing growth and policy interference concerns in China, and the sharp rise of inflation and expected material impact from higher commodity prices on external and domestic balances in Turkey.
The main contributors to performance were underweights in Belarus, Kazakhstan and Russia. The outright short 10-year US Treasury futures position also contributed positively, as 10-year US Treasuries sold off by 83 bps during the quarter. Additionally, overweight positions in energy exporters including Azerbaijan, Iraq, Nigeria and Venezuela contributed positively to performance as oil rallied further following the implementation of Russian sanctions. The Fund held overweight positions in select energy exporter credits with solid fundamentals and limited funding risks, based on the view that supply constraints during the post COVID-19 recovery will persist. This view played out, and the combined exposure to oil exporters contributed to performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund reduced Russian corporate bond exposure by nearly 2% in late January 2022. This was triggered by our assessment that a near-term resolution of the Russia-Ukraine border situation appeared unlikely, and the fact that Russian corporate bond valuations did not reflect any security or sanctions risks. The Fund’s reduction of Russian Eurobonds was complete by the end of the reporting period, as the Fund had unwound all Russian exposure by early March.
4.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield.

10	MainStay Candriam Emerging Markets Debt Fund

The Fund eliminated its position in Kazakhstan between December 2021 and February 2022 as political unrest turned violent in January 2022 and materially elevated governance risks in addition to geopolitical risks related to the Russian invasion of Ukraine.
After emerging-market debt spreads widened to 526 bps in the first week of March, we added back high-yield risk via energy exporters and Egypt. We also added to energy exporters including Angola, Bahrain, Ecuador, and Oman on the view that oil prices in the $90-$110 range will strengthen the balance sheets of oil exporters and lead to risk premium compression.
How did the Fund’s country and/or sector weightings change during the reporting period?
We entered 2022 with a cautious outlook on emerging-market debt and a bias to continue reducing the Fund’s risk in higher-yielding emerging-market credits including Argentina, Ghana, Egypt and El Salvador, which we implemented throughout the fourth quarter of 2021 and the first quarter of 2022. In early January 2022, as the government response to Kazakh protests turned violent and resulted in civil casualties, the Fund fully exited its position in Kazakhstan. In the third week of January, as we acknowledged the failure of negotiations between the West and Russia to reach a solution over the build-up of Russian troops at the Ukrainian border, we materially reduced exposure to Russia and the Commonwealth of Independent States to an overall underweight position, with residual overweight positions in Armenia, Georgia and Ukraine. In early March, and ahead of the Index exclusion of Belarus and Russia, we exited the Fund’s residual Russian corporate exposure in PhosAgro. In early March, we added back some risk in oil exporters (Angola, Ecuador, Nigeria, Oman) and high-yield (Egypt) to benefit from a potential decline in asset class risk premiums shocked by the war in Ukraine. We took partial profits in some of these additions (Bahrain, Oman, Nigeria) at the end of April, as risk premiums declined materially from early March to mid-April.
How was the Fund positioned at the end of the reporting period?
In our opinion, absolute and relative emerging-market debt hard currency valuations in emerging-market high-yield securities continue to appear attractive versus asset-class fundamentals and developed-market debt, although emerging-market investment-grade valuations appear to offer less value on both of these metrics. As of April 30, 2022, emerging-market debt hard currency offered a spread over U.S. Treasury securities of 439 bps, or 77 bps,above the 5-year average of 362 bps. The high-yield versus investment-grade spread over U.S. Treasury differential stood at 575 bps, or 161 bps above the 5-year average of 413 bps. The medium-term case for emerging-market debt is supported by (i) relative valuations in the high-yield segment, and especially in energy exporters; (ii) excess, although gradually shrinking global liquidity; and (iii) a constructive commodities outlook in the midst of slowing, but still progressing, recovery from the pandemic. The Russian invasion of Ukraine and the coincident financial and political isolation of Russia has materially increased the risks to the global recovery trajectory, and of stagflation globally. The risks to the emerging-market debt outlook have multiplied—from rising U.S. Treasury real yields and volatility amid elevated global inflation to the consequences of the war in Ukraine and the material sanctions imposed against Russia with their coincident pressures on commodity prices and downside pressures on global growth. Debt defaults and restructurings in Belarus, Russia and Ukraine may tempt more vulnerable emerging-market commodity importer countries with limited ability to offset the rise in energy and food prices to pursue debt renegotiations. In addition, unresolved Chinese state intervention in real estate and other sectors, along with China's zero-COVID-19 policies in the midst of another pandemic wave, may maintain downside pressure on current-year Chinese growth and energy, and industrial metals demand. Having said that, we remain constructive across the full commodity complex, which should eventually benefit all emerging-market commodity exporters and emerging-market debt generally, as the majority of Index constituents are energy or metals exporters. The outlook across commodities categories has improved substantively, as Russia and Ukraine are large global exporters of energy (Russia only), industrial metals, wheat and corn; reducing or removing commodity exports from these two countries, even on temporary basis, will likely result in increased supply constraints. In the medium term, we expect U.S. dollar weakness will be anchored by the sizeable twin deficits that the country has amassed and by the near doubling of the Fed's balance sheet in 2020. In 2022, however, the U.S. dollar may maintain its strength, especially against non-commodity G10 and emerging-market currencies as U.S. real yields rise towards 1-to-2%. Uncertainty around the de-rating of the emerging-market universe and the resolution of specific liquidity and solvency issues in some emerging-markets remain, however these are likely to be addressed on a case-by-case basis. On a one-year horizon, we expect emerging-market debt hard currency to conservatively return approximately 10-12%, on the assumption of 10-year U.S. Treasury yields at 3.25-3.5% and emerging-market spreads at 350 bps.
In this environment the Fund continues to hold overweight exposure to select energy exporters in Africa (Angola, Gabon, Nigeria) and the Gulf Cooperation Council (Bahrain, Iraq, Oman) that are likely to explicitly benefit from higher oil and gas prices. The Fund holds underweight exposure to energy and food importers that may see external and domestic balances materially deteriorate in response to the global commodity terms-of-trade shock (India, Indonesia and Turkey).
The Fund also retains underweight exposure to expensive investment-grade credits in the Gulf Cooperation Council (Qatar,
11

UAE), Asia (Malaysia, Philippines) and Latin America (Panama, Peru, Uruguay) that do not offer much spread contraction upside in an environment of higher U.S. rates. As Russian debt was excluded from all JP Morgan emerging-market debt indices at the end of March, and is sanctioned, illiquid and still likely to default within the next few months, we do not plan to invest in Russian debt in the foreseeable future. The Fund maintains exposure to Ukrainian debt for the time being, as we assess that potential recovery values are still higher than current levels on our base case scenario of Ukraine not losing full sovereignty to Russia.
The Fund retains an underweight U.S. duration bias of one year, as we expect that the Fed will retain a hawkish stance on persistently high core and headline U.S. inflation and amid strong U.S. demand momentum that can manage tighter policy. Market consensus currently expects additional Fed rate rises in 2022, which are likely to exert further pressure on the U.S. Treasury yield curve6 and U.S. real yields.
6.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Candriam Emerging Markets Debt Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 87.8%
Corporate Bonds 5.7%
Brazil 0.7%
Braskem Netherlands Finance BV
Series Reg S
4.50%, due 1/31/30 (a)	$ 600,000	$ 540,804
Georgia 1.2%
Georgian Railway JSC
Series Reg S
4.00%, due 6/17/28	1,150,000	976,120
Mexico 1.2%
Cemex SAB de CV
Series Reg S
3.875%, due 7/11/31	800,000	678,568
Series Reg S
5.20%, due 9/17/30	300,000	282,750
		961,318
Saudi Arabia 0.6%
SA Global Sukuk Ltd.
Series Reg S
1.602%, due 6/17/26	200,000	184,229
Series Reg S
2.694%, due 6/17/31	350,000	314,723
		498,952
South Africa 0.6%
Stillwater Mining Co.
Series Reg S
4.00%, due 11/16/26	500,000	458,500
United Arab Emirates 1.2%
DP World Crescent Ltd.
Series Reg S
3.875%, due 7/18/29	400,000	385,329
MDGH GMTN RSC Ltd.
Series Reg S
3.00%, due 3/28/27	290,000	281,096
Series Reg S
3.375%, due 3/28/32	321,000	305,467
		971,892
	Principal Amount	Value

Venezuela 0.2%
Petroleos de Venezuela SA
5.375%, due 4/12/27 (b)(c)(d)	$ 3,000,000	$ 193,500
Total Corporate Bonds (Cost $6,139,500)		4,601,086
Foreign Government Bonds 82.1%
Angola 1.8%
Angola Government Bond
Series Reg S
8.00%, due 11/26/29	500,000	467,110
Series Reg S
8.75%, due 4/14/32	850,000	803,887
Series Reg S
9.375%, due 5/8/48	200,000	180,120
		1,451,117
Argentina 1.8%
Buenos Aires Government Bond (e)
Series Reg S
3.90%, due 9/1/37	2,311,131	953,365
Series Reg S
3.90%, due 9/1/37	1,088,869	449,169
		1,402,534
Armenia 0.5%
Armenia Government Bond
Series Reg S
3.95%, due 9/26/29	500,000	397,500
Azerbaijan 1.7%
Azerbaijan Government Bond
Series Reg S
3.50%, due 9/1/32	600,000	530,104
Southern Gas Corridor CJSC
Series Reg S
6.875%, due 3/24/26	400,000	426,183
State Oil Co. of the Azerbaijan Republic
Series Reg S
6.95%, due 3/18/30	400,000	431,520
		1,387,807
Bahamas 1.4%
Bahamas Government Bond
Series Reg S
6.00%, due 11/21/28	1,600,000	1,155,426
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Bahrain 2.5%
Bahrain Government Bond
Series Reg S
5.25%, due 1/25/33	$ 100,000	$ 88,078
Series Reg S
5.25%, due 1/25/33	300,000	264,233
Series Reg S
6.25%, due 1/25/51	700,000	578,331
Series Reg S
6.25%, due 1/25/51	300,000	247,856
CBB International Sukuk Programme Co. WLL
Series Reg S
3.875%, due 5/18/29	900,000	839,261
		2,017,759
Brazil 3.0%
Brazil Government Bond
2.625%, due 1/5/23	850,000	850,357
4.50%, due 5/30/29 (a)	1,000,000	947,000
4.75%, due 1/14/50	800,000	603,952
		2,401,309
Chile 2.1%
Chile Government Bond
2.55%, due 7/27/33	700,000	583,492
3.10%, due 1/22/61	500,000	345,305
3.50%, due 4/15/53 (a)	550,000	425,310
4.34%, due 3/7/42	361,000	328,636
		1,682,743
Colombia 2.3%
Colombia Government Bond
4.125%, due 2/22/42	250,000	174,625
5.00%, due 6/15/45	500,000	371,250
6.125%, due 1/18/41	500,000	441,255
Ecopetrol SA
4.625%, due 11/2/31	1,000,000	835,500
		1,822,630
Costa Rica 0.8%
Costa Rica Government Bond
Series Reg S
6.125%, due 2/19/31	250,000	248,196
Series Reg S
7.00%, due 4/4/44	400,000	380,568
		628,764
	Principal Amount	Value

Cote D'Ivoire 1.4%
Ivory Coast Government Bond
Series Reg S
5.75%, due 12/31/32 (e)	$ 919,723	$ 874,804
Series Reg S
6.125%, due 6/15/33	300,000	275,340
		1,150,144
Croatia 1.3%
Croatia Government Bond
Series Reg S
5.50%, due 4/4/23	1,000,000	1,020,836
Dominican Republic 4.3%
Dominican Republic Government Bond
Series Reg S
4.50%, due 1/30/30	400,000	344,277
Series Reg S
4.875%, due 9/23/32	600,000	503,897
Series Reg S
5.50%, due 1/27/25	500,000	511,757
Series Reg S
5.50%, due 2/22/29	500,000	467,250
Series Reg S
5.875%, due 1/30/60	500,000	378,944
Series Reg S
5.95%, due 1/25/27	250,000	250,429
Series Reg S
5.95%, due 1/25/27 (a)	750,000	751,289
Series Reg S
6.85%, due 1/27/45	250,000	224,886
		3,432,729
Ecuador 2.4%
Ecuador Government Bond
Series Reg S
(zero coupon), due 7/31/30	208,496	113,143
Series Reg S
0.50%, due 7/31/40 (e)	1,200,000	651,624
Series Reg S
1.00%, due 7/31/35 (e)	1,850,000	1,156,777
		1,921,544
Egypt 2.9%
Egypt Government Bond
Series Reg S
5.875%, due 2/16/31	250,000	182,750
Series Reg S
5.875%, due 2/16/31	750,000	548,250
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Egypt (continued)
Egypt Government Bond (continued)
Series Reg S
6.875%, due 4/30/40	$ 300,000	$ 213,172
Series Reg S
7.30%, due 9/30/33	500,000	374,200
Series Reg S
7.50%, due 2/16/61 (a)	600,000	400,082
Series Reg S
8.70%, due 3/1/49	800,000	584,000
		2,302,454
El Salvador 0.5%
El Salvador Government Bond
Series Reg S
7.625%, due 2/1/41	1,100,000	413,559
Gabon 1.3%
Gabon Government Bond
Series Reg S
6.95%, due 6/16/25	350,000	347,480
Series Reg S
7.00%, due 11/24/31	750,000	679,237
		1,026,717
Ghana 1.8%
Ghana Government Bond
Series Reg S
7.75%, due 4/7/29	1,300,000	822,250
Series Reg S
7.875%, due 2/11/35	500,000	293,750
Series Reg S
8.625%, due 4/7/34	200,000	120,302
Series Reg S
8.627%, due 6/16/49	300,000	172,500
		1,408,802
Guatemala 0.9%
Guatemala Government Bond
Series Reg S
4.90%, due 6/1/30	500,000	488,921
Series Reg S
6.125%, due 6/1/50	200,000	190,948
		679,869
	Principal Amount	Value

Hungary 2.0%
Hungary Government Bond
Series Reg S
2.125%, due 9/22/31	$ 1,600,000	$ 1,281,171
Series Reg S
3.125%, due 9/21/51	500,000	344,598
		1,625,769
India 0.5%
Export-Import Bank of India
Series Reg S
2.25%, due 1/13/31	500,000	406,863
Indonesia 4.3%
Indonesia Government Bond
3.55%, due 3/31/32	600,000	569,024
4.30%, due 3/31/52	600,000	549,521
Series Reg S
6.625%, due 2/17/37	500,000	575,402
Pertamina Persero PT
Series Reg S
3.65%, due 7/30/29	400,000	379,885
5.625%, due 5/20/43 (f)	500,000	484,759
Perusahaan Penerbit SBSN Indonesia III
Series Reg S
3.75%, due 3/1/23	850,000	856,375
		3,414,966
Iraq 1.4%
Iraq Government Bond
Series Reg S
5.80%, due 1/15/28	525,000	506,761
Series Reg S
6.752%, due 3/9/23	600,000	599,520
		1,106,281
Jamaica 0.5%
Jamaica Government Bond
7.875%, due 7/28/45	300,000	368,616
Kenya 1.5%
Kenya Government Bond
Series Reg S
6.875%, due 6/24/24	1,200,000	1,157,136
Lebanon 0.3%
Lebanon Government Bond (b)(d)
Series Reg S
6.65%, due 4/22/24	1,200,000	142,572
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Lebanon (continued)
Lebanon Government Bond (b)(d) (continued)
Series Reg S
6.85%, due 3/23/27	$ 1,000,000	$ 114,500
		257,072
Mexico 4.4%
Comision Federal de Electricidad
Series Reg S
3.875%, due 7/26/33	500,000	401,407
Series Reg S
4.677%, due 2/9/51	700,000	497,000
Series Reg S
4.688%, due 5/15/29	416,000	384,185
Mexico Government Bond
2.659%, due 5/24/31	1,277,000	1,070,024
3.50%, due 2/12/34	200,000	169,008
3.75%, due 4/19/71	1,000,000	687,000
3.771%, due 5/24/61	400,000	279,968
		3,488,592
Mongolia 0.7%
Mongolia Government Bond
Series Reg S
3.50%, due 7/7/27	200,000	172,026
Series Reg S
4.45%, due 7/7/31 (a)	200,000	169,949
Series Reg S
5.625%, due 5/1/23	200,000	198,577
		540,552
Morocco 0.5%
OCP SA
Series Reg S
5.125%, due 6/23/51	500,000	386,380
Mozambique 0.6%
Mozambique Government Bond
Series Reg S
5.00%, due 9/15/31 (e)	550,000	475,008
Nigeria 3.2%
Nigeria Government Bond
6.50%, due 11/28/27 (f)	500,000	443,125
Series Reg S
7.625%, due 11/21/25	750,000	747,413
	Principal Amount	Value

Nigeria (continued)
Nigeria Government Bond (continued)
Series Reg S
7.625%, due 11/28/47	$ 750,000	$ 532,560
Series Reg S
7.875%, due 2/16/32	600,000	502,500
Series Reg S
8.375%, due 3/24/29	352,000	327,944
		2,553,542
Oman 4.5%
Oman Government Bond
Series Reg S
4.875%, due 2/1/25	400,000	401,596
Series Reg S
4.875%, due 2/1/25	600,000	602,394
Series Reg S
5.625%, due 1/17/28	500,000	500,700
Series Reg S
6.25%, due 1/25/31	1,000,000	1,017,580
Series Reg S
7.00%, due 1/25/51	200,000	192,100
Series Reg S
7.00%, due 1/25/51	900,000	864,450
		3,578,820
Pakistan 0.6%
Pakistan Government Bond
Series Reg S
6.00%, due 4/8/26	300,000	244,620
Series Reg S
7.375%, due 4/8/31	300,000	229,962
		474,582
Panama 1.5%
Aeropuerto Internacional de Tocumen SA
Series Reg S
5.125%, due 8/11/61	1,000,000	857,000
Panama Government Bond
3.87%, due 7/23/60	500,000	372,085
		1,229,085
Paraguay 0.7%
Paraguay Government Bond
Series Reg S
2.739%, due 1/29/33	495,000	402,055
Series Reg S
5.40%, due 3/30/50	200,000	177,278
		579,333
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Peru 0.9%
Peruvian Government Bond
3.00%, due 1/15/34	$ 323,000	$ 268,981
3.55%, due 3/10/51	600,000	465,846
		734,827
Philippines 1.0%
Philippine Government Bond
3.229%, due 3/29/27	300,000	292,662
4.20%, due 3/29/47	500,000	464,868
		757,530
Qatar 3.4%
Qatar Energy
Series Reg S
2.25%, due 7/12/31	800,000	698,000
Qatar Government Bond
Series Reg S
3.40%, due 4/16/25	1,000,000	1,001,760
SoQ Sukuk A QSC
Series Reg S
3.241%, due 1/18/23	1,000,000	1,006,996
		2,706,756
Republic Of Serbia 1.5%
Serbia Government Bond
Series Reg S
2.125%, due 12/1/30	1,600,000	1,194,026
Romania 2.0%
Romanian Government Bond
3.00%, due 2/27/27	900,000	835,893
Series Reg S
3.00%, due 2/14/31	300,000	255,583
Series Reg S
4.00%, due 2/14/51	400,000	303,600
Series Reg S
5.125%, due 6/15/48	200,000	181,280
		1,576,356
Saudi Arabia 1.4%
Saudi Arabian Oil Co.
Series Reg S
1.625%, due 11/24/25	250,000	232,640
Series Reg S
2.25%, due 11/24/30	700,000	609,875
	Principal Amount	Value

Saudi Arabia (continued)
Saudi Arabian Oil Co. (continued)
Series Reg S
2.25%, due 11/24/30	$ 300,000	$ 261,375
		1,103,890
Senegal 0.5%
Senegal Government Bond
Series Reg S
6.25%, due 5/23/33	250,000	223,313
Series Reg S
6.75%, due 3/13/48	250,000	198,875
		422,188
South Africa 3.7%
South Africa Government Bond
4.30%, due 10/12/28	700,000	637,882
4.85%, due 9/30/29	500,000	459,910
5.875%, due 9/16/25	400,000	412,400
5.875%, due 4/20/32	600,000	570,480
6.25%, due 3/8/41	300,000	272,298
7.30%, due 4/20/52	650,000	607,880
		2,960,850
Tunisia 1.1%
Tunisian Republic
Series Reg S
5.625%, due 2/17/24	EUR 650,000	471,033
Series Reg S
5.75%, due 1/30/25	$ 200,000	135,994
Series Reg S
5.75%, due 1/30/25	350,000	237,990
		845,017
Ukraine 1.3%
NPC Ukrenergo
Series Reg S
6.875%, due 11/9/26 (c)	1,150,000	379,500
State Agency of Roads of Ukraine
Series Reg S
6.25%, due 6/24/28 (c)	2,227,000	695,937
		1,075,437
United Arab Emirates 1.4%
Finance Department Government of Sharjah
Series Reg S
3.625%, due 3/10/33	500,000	440,002
Series Reg S
4.00%, due 7/28/50	400,000	298,080
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
United Arab Emirates (continued)
United Arab Emirates Government Bond
Series Reg S
3.90%, due 9/9/50	$ 500,000	$ 396,800
		1,134,882
Uruguay 0.5%
Uruguay Government Bond
5.10%, due 6/18/50	400,000	416,680
Venezuela 0.8%
Petroleos de Venezuela SA (b)(c)(d)
Series Reg S
6.00%, due 5/16/24	2,500,000	161,250
Series Reg S
6.00%, due 11/15/26 (g)	2,500,000	161,250
Venezuela Government Bond
Series Reg S
9.25%, due 5/7/28 (b)(c)(d)	4,095,000	329,647
		652,147
Zambia 0.7%
Zambia Government Bond
Series Reg S
8.97%, due 7/30/27 (b)(d)	750,000	556,463
Total Foreign Government Bonds (Cost $82,823,982)		65,483,889
Total Long-Term Bonds (Cost $88,963,482)		70,084,975

	Shares
Short-Term Investment 1.8%
Unaffiliated Investment Company 1.8%
United States 1.8%
Invesco Government & Agency Portfolio, 0.419% (h)(i)	1,422,957	1,422,957
Total Short-Term Investment (Cost $1,422,957)		1,422,957
Total Investments (Cost $90,386,439)	89.6%	71,507,932
Other Assets, Less Liabilities	10.4	8,282,085
Net Assets	100.0%	$ 79,790,017

†	Percentages indicated are based on Fund net assets.
(a)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $2,000,830; the total market value of collateral held by the Fund was $2,106,358. The market value of the collateral held included non-cash collateral in the form of
U.S. Treasury securities with a value of $683,401. The Fund received cash collateral with a value of $1,422,957. (See Note 2(J))

(b)	Issue in default.
(c)	Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,921,084, which represented 2.4% of the Fund’s net assets.
(d)	Issue in non-accrual status.
(e)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(h)	Current yield as of April 30, 2022.
(i)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Candriam Emerging Markets Debt Fund

Foreign Currency Forward Contracts
As of April 30, 2022, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)[2]
USD	1,693,322	EUR	1,500,000	JPMorgan Chase Bank N.A.	5/2/22	$ 110,897
Total Unrealized Appreciation						110,897
EUR	900,000	USD	988,682	JPMorgan Chase Bank N.A.	5/18/22	(38,629)
USD	1,578,613	EUR	1,500,000	Barclays Capital	5/18/22	(3,812)
Total Unrealized Depreciation						(42,441)
Net Unrealized Appreciation						$ 68,456

1.
Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

2.	As of April 30, 2022, cash in the amount of $520,000 was on deposit with a broker or forward commission merchant for forward transactions.
Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury Long Bonds	44	June 2022	$ 6,890,644	$ 6,190,250	$ (700,394)
Short Contracts
U.S. Treasury 5 Year Notes	(180)	June 2022	(20,921,830)	(20,280,938)	640,892
Net Unrealized Depreciation					$ (59,502)

1.	As of April 30, 2022, cash in the amount of $127,490 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
EUR—Euro
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 4,601,086	$ —	$ 4,601,086
Foreign Government Bonds	—	65,483,889	—	65,483,889
Total Long-Term Bonds	—	70,084,975	—	70,084,975
Short-Term Investment
Unaffiliated Investment Company	1,422,957	—	—	1,422,957
Total Investments in Securities	1,422,957	70,084,975	—	71,507,932
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	110,897	—	110,897
Futures Contracts	640,892	—	—	640,892
Total Other Financial Instruments	640,892	110,897	—	751,789
Total Investments in Securities and Other Financial Instruments	$ 2,063,849	$ 70,195,872	$ —	$ 72,259,721
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (42,441)	$ —	$ (42,441)
Futures Contracts	(700,394)	—	—	(700,394)
Total Other Financial Instruments	$ (700,394)	$ (42,441)	$ —	$ (742,835)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Candriam Emerging Markets Debt Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (identified cost $90,386,439) including securities on loan of $2,000,830	$71,507,932
Cash	7,810,776
Cash denominated in foreign currencies (identified cost $109,009)	104,110
Cash collateral on deposit at broker for futures contracts	127,490
Cash collateral on deposit at broker for forward contracts	520,000
Due from custodian	423,022
Receivables:
Variation margin on futures contracts	1,614,539
Interest	1,027,603
Investment securities sold	177,800
Fund shares sold	15,232
Securities lending	176
Unrealized appreciation on foreign currency forward contracts	110,897
Other assets	49,217
Total assets	83,488,794
Liabilities
Cash collateral received for securities on loan	1,422,957
Payables:
Fund shares redeemed	1,325,319
Investment securities purchased	669,622
Transfer agent (See Note 3)	39,997
Manager (See Note 3)	35,079
Shareholder communication	32,751
Professional fees	27,076
Custodian	20,300
NYLIFE Distributors (See Note 3)	18,429
Trustees	641
Accrued expenses	11,463
Distributions payable	52,702
Unrealized depreciation on foreign currency forward contracts	42,441
Total liabilities	3,698,777
Net assets	$79,790,017
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$99,193
Additional paid-in-capital	120,426,014
120,525,207
Total distributable earnings (loss)	(40,735,190)
Net assets	$79,790,017
Class A
Net assets applicable to outstanding shares	$63,268,937
Shares of beneficial interest outstanding	7,871,052
Net asset value per share outstanding	$8.04
Maximum sales charge (4.50% of offering price)	0.38
Maximum offering price per share outstanding	$8.42
Investor Class
Net assets applicable to outstanding shares	$10,345,192
Shares of beneficial interest outstanding	1,272,661
Net asset value per share outstanding	$8.13
Maximum sales charge (4.00% of offering price)	0.34
Maximum offering price per share outstanding	$8.47
Class B
Net assets applicable to outstanding shares	$810,351
Shares of beneficial interest outstanding	103,104
Net asset value and offering price per share outstanding	$7.86
Class C
Net assets applicable to outstanding shares	$2,147,249
Shares of beneficial interest outstanding	272,732
Net asset value and offering price per share outstanding	$7.87
Class I
Net assets applicable to outstanding shares	$3,218,288
Shares of beneficial interest outstanding	399,737
Net asset value and offering price per share outstanding	$8.05
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,389,414
Securities lending	8,706
Total income	2,398,120
Expenses
Manager (See Note 3)	321,987
Distribution/Service—Class A (See Note 3)	90,626
Distribution/Service—Investor Class (See Note 3)	14,581
Distribution/Service—Class B (See Note 3)	4,851
Distribution/Service—Class C (See Note 3)	13,871
Transfer agent (See Note 3)	93,773
Registration	40,551
Professional fees	37,385
Custodian	27,130
Shareholder communication	7,575
Trustees	1,228
Miscellaneous	6,898
Total expenses before waiver/reimbursement	660,456
Expense waiver/reimbursement from Manager (See Note 3)	(92,823)
Net expenses	567,633
Net investment income (loss)	1,830,487
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(6,737,799)
Futures transactions	637,397
Foreign currency transactions	(291,111)
Foreign currency forward transactions	313,739
Net realized gain (loss)	(6,077,774)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(9,523,738)
Futures contracts	(385,486)
Foreign currency forward contracts	(66,056)
Translation of other assets and liabilities in foreign currencies	(433)
Net change in unrealized appreciation (depreciation)	(9,975,713)
Net realized and unrealized gain (loss)	(16,053,487)
Net increase (decrease) in net assets resulting from operations	$(14,223,000)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay Candriam Emerging Markets Debt Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,830,487	$3,880,608
Net realized gain (loss)	(6,077,774)	262,191
Net change in unrealized appreciation (depreciation)	(9,975,713)	336,603
Net increase (decrease) in net assets resulting from operations	(14,223,000)	4,479,402
Distributions to shareholders:
Class A	(2,450,079)	(4,028,577)
Investor Class	(365,341)	(598,582)
Class B	(27,951)	(56,287)
Class C	(80,024)	(199,315)
Class I	(148,176)	(337,673)
Total distributions to shareholders	(3,071,571)	(5,220,434)
Capital share transactions:
Net proceeds from sales of shares	7,052,044	10,338,246
Net asset value of shares issued to shareholders in reinvestment of distributions	2,923,151	4,945,465
Cost of shares redeemed	(17,157,306)	(21,792,166)
Increase (decrease) in net assets derived from capital share transactions	(7,182,111)	(6,508,455)
Net increase (decrease) in net assets	(24,476,682)	(7,249,487)
Net Assets
Beginning of period	104,266,699	111,516,186
End of period	$79,790,017	$104,266,699
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.73	$9.81	$10.46	$9.71	$10.88	$10.52
Net investment income (loss) (a)	0.18	0.36	0.47	0.49	0.45	0.53
Net realized and unrealized gain (loss)	(1.57)	0.04	(0.67)	0.76	(1.19)	0.30
Total from investment operations	(1.39)	0.40	(0.20)	1.25	(0.74)	0.83
Less distributions:
From net investment income	(0.30)	(0.48)	(0.45)	(0.50)	(0.43)	(0.36)
Return of capital	—	—	—	—	—	(0.11)
Total distributions	(0.30)	(0.48)	(0.45)	(0.50)	(0.43)	(0.47)
Net asset value at end of period	$8.04	$9.73	$9.81	$10.46	$9.71	$10.88
Total investment return (b)	(14.58)%	4.00%	(1.80)%	13.05%	(6.95)%	8.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.06%††	3.58%	4.70%	4.78%	4.36%	5.04%
Net expenses (c)	1.15%††	1.16%	1.17%	1.23%	1.26%	1.22%
Expenses (before waiver/reimbursement) (c)	1.35%††	1.31%	1.33%	1.26%	1.26%	1.22%
Portfolio turnover rate	54%	112%	102%	102%	44%	37%
Net assets at end of period (in 000’s)	$63,269	$81,092	$82,874	$93,472	$86,452	$110,238

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.84	$9.91	$10.57	$9.80	$10.98	$10.61
Net investment income (loss) (a)	0.17	0.33	0.44	0.47	0.43	0.52
Net realized and unrealized gain (loss)	(1.60)	0.04	(0.68)	0.77	(1.20)	0.30
Total from investment operations	(1.43)	0.37	(0.24)	1.24	(0.77)	0.82
Less distributions:
From net investment income	(0.28)	(0.44)	(0.42)	(0.47)	(0.41)	(0.35)
Return of capital	—	—	—	—	—	(0.10)
Total distributions	(0.28)	(0.44)	(0.42)	(0.47)	(0.41)	(0.45)
Net asset value at end of period	$8.13	$9.84	$9.91	$10.57	$9.80	$10.98
Total investment return (b)	(14.79)%	3.70%	(2.20)%	12.82%	(7.18)%	7.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.67%††	3.21%	4.38%	4.50%	4.15%	4.86%
Net expenses (c)	1.55%††	1.53%	1.49%	1.52%	1.47%	1.42%
Expenses (before waiver/reimbursement) (c)	1.76%††	1.70%	1.66%	1.56%	1.49%	1.42%
Portfolio turnover rate	54%	112%	102%	102%	44%	37%
Net assets at end of period (in 000's)	$10,345	$12,806	$13,801	$16,024	$15,911	$18,613

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay Candriam Emerging Markets Debt Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.52	$9.61	$10.26	$9.52	$10.69	$10.34
Net investment income (loss) (a)	0.13	0.24	0.36	0.38	0.34	0.43
Net realized and unrealized gain (loss)	(1.54)	0.04	(0.66)	0.75	(1.18)	0.29
Total from investment operations	(1.41)	0.28	(0.30)	1.13	(0.84)	0.72
Less distributions:
From net investment income	(0.25)	(0.37)	(0.35)	(0.39)	(0.33)	(0.29)
Return of capital	—	—	—	—	—	(0.08)
Total distributions	(0.25)	(0.37)	(0.35)	(0.39)	(0.33)	(0.37)
Net asset value at end of period	$7.86	$9.52	$9.61	$10.26	$9.52	$10.69
Total investment return (b)	(15.08)%	2.87%	(2.91)%	12.04%	(7.98)%	7.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.90%††	2.49%	3.66%	3.76%	3.37%	4.11%
Net expenses (c)	2.30%††	2.28%	2.24%	2.27%	2.22%	2.17%
Expenses (before waiver/reimbursement) (c)	2.51%††	2.45%	2.40%	2.31%	2.24%	2.17%
Portfolio turnover rate	54%	112%	102%	102%	44%	37%
Net assets at end of period (in 000’s)	$810	$1,129	$1,789	$2,663	$3,660	$6,012

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.54	$9.63	$10.27	$9.54	$10.70	$10.35
Net investment income (loss) (a)	0.13	0.25	0.36	0.38	0.35	0.43
Net realized and unrealized gain (loss)	(1.55)	0.03	(0.66)	0.74	(1.18)	0.29
Total from investment operations	(1.42)	0.28	(0.30)	1.12	(0.83)	0.72
Less distributions:
From net investment income	(0.25)	(0.37)	(0.34)	(0.39)	(0.33)	(0.29)
Return of capital	—	—	—	—	—	(0.08)
Total distributions	(0.25)	(0.37)	(0.34)	(0.39)	(0.33)	(0.37)
Net asset value at end of period	$7.87	$9.54	$9.63	$10.27	$9.54	$10.70
Total investment return (b)	(15.16)%	2.87%	(2.81)%	11.91%	(7.88)%	7.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.90%††	2.52%	3.68%	3.78%	3.39%	4.11%
Net expenses (c)	2.30%††	2.28%	2.24%	2.27%	2.22%	2.17%
Expenses (before waiver/reimbursement) (c)	2.51%††	2.45%	2.40%	2.31%	2.24%	2.17%
Portfolio turnover rate	54%	112%	102%	102%	44%	37%
Net assets at end of period (in 000’s)	$2,147	$3,511	$6,365	$11,150	$19,246	$28,270

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.75	$9.82	$10.48	$9.72	$10.90	$10.53
Net investment income (loss) (a)	0.20	0.39	0.51	0.52	0.48	0.56
Net realized and unrealized gain (loss)	(1.58)	0.05	(0.69)	0.76	(1.20)	0.31
Total from investment operations	(1.38)	0.44	(0.18)	1.28	(0.72)	0.87
Less distributions:
From net investment income	(0.32)	(0.51)	(0.48)	(0.52)	(0.46)	(0.39)
Return of capital	—	—	—	—	—	(0.11)
Total distributions	(0.32)	(0.51)	(0.48)	(0.52)	(0.46)	(0.50)
Net asset value at end of period	$8.05	$9.75	$9.82	$10.48	$9.72	$10.90
Total investment return (b)	(14.52)%	4.42%	(1.59)%	13.46%	(6.80)%	8.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.35%††	3.86%	5.09%	4.99%	4.60%	5.22%
Net expenses (c)	0.85%††	0.85%	0.85%	0.94%	1.01%	0.97%
Expenses (before waiver/reimbursement) (c)	1.10%††	1.06%	1.07%	1.01%	1.01%	0.97%
Portfolio turnover rate	54%	112%	102%	102%	44%	37%
Net assets at end of period (in 000’s)	$3,218	$5,729	$6,687	$17,100	$10,428	$22,717

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay Candriam Emerging Markets Debt Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Candriam Emerging Markets Debt Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	August 31, 2007
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes
27

Notes to Financial Statements (Unaudited) (continued)
exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited

28	MainStay Candriam Emerging Markets Debt Fund

trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns
29

Notes to Financial Statements (Unaudited) (continued)
for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2022, is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.

30	MainStay Candriam Emerging Markets Debt Fund

(H) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected
31

Notes to Financial Statements (Unaudited) (continued)
in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(K) High Yield and General Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.
(L) Foreign Securities Risk and Emerging Markets Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
(M) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(N) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve positioning of the portfolio.
The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

32	MainStay Candriam Emerging Markets Debt Fund

Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$—	$640,892	$640,892
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	110,897	—	110,897
Total Fair Value	$110,897	$640,892	$751,789

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$—	$(700,394)	$(700,394)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(42,441)	—	(42,441)
Total Fair Value	$(42,441)	$(700,394)	$(742,835)

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$—	$637,397	$637,397
Forward Contracts	313,739	—	313,739
Total Net Realized Gain (Loss)	$313,739	$637,397	$951,136

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$—	$(385,486)	$(385,486)
Forward Contracts	(66,056)	—	(66,056)
Total Net Change in Unrealized Appreciation (Depreciation)	$(66,056)	$(385,486)	$(451,542)

Average Notional Amount	Total
Futures Contracts Long (a)	$6,092,354
Futures Contracts Short (b)	$(15,754,293)
Forward Contracts Long (a)	$1,787,099
Forward Contracts Short	$(3,855,029)

(a)	Positions were open three months during the reporting period.
(b)	Positions were open five months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Candriam Luxembourg S.C.A. (“Candriam Luxembourg” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam Luxembourg, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million. During the six-month period ended April 30, 2022, the effective management fee rate was 0.70% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 1.15% and Class I, 0.85%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $321,987 and
33

Notes to Financial Statements (Unaudited) (continued)
waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $92,823 and paid the Subadvisor fees in the amount of $114,824.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $2,422 and $509, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2022, of $64, $25 and $4, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$48,908	$—
Investor Class	31,862	(375)
Class B	2,651	(29)
Class C	7,590	(79)
Class I	2,762	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$90,409,949	$252,773	$(19,154,790)	$(18,902,017)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $12,886,074, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected

34	MainStay Candriam Emerging Markets Debt Fund

to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,366	$9,520
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$5,220,434
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $44,265 and $59,563, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	778,281	$6,751,299
Shares issued to shareholders in reinvestment of distributions	256,351	2,315,807
Shares redeemed	(1,511,286)	(13,386,593)
Net increase (decrease) in shares outstanding before conversion	(476,654)	(4,319,487)
Shares converted into Class A (See Note 1)	16,021	142,703
Shares converted from Class A (See Note 1)	(813)	(7,369)
Net increase (decrease)	(461,446)	$(4,184,153)
Year ended October 31, 2021:
Shares sold	713,529	$7,173,220
Shares issued to shareholders in reinvestment of distributions	375,840	3,784,034
Shares redeemed	(1,340,827)	(13,453,470)
Net increase (decrease) in shares outstanding before conversion	(251,458)	(2,496,216)
Shares converted into Class A (See Note 1)	134,443	1,350,648
Net increase (decrease)	(117,015)	$(1,145,568)

35

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	15,219	$136,968
Shares issued to shareholders in reinvestment of distributions	39,264	358,839
Shares redeemed	(83,517)	(752,523)
Net increase (decrease) in shares outstanding before conversion	(29,034)	(256,716)
Shares converted into Investor Class (See Note 1)	9,604	85,832
Shares converted from Investor Class (See Note 1)	(9,607)	(87,639)
Net increase (decrease)	(29,037)	$(258,523)
Year ended October 31, 2021:
Shares sold	40,079	$408,621
Shares issued to shareholders in reinvestment of distributions	57,221	582,738
Shares redeemed	(157,005)	(1,594,511)
Net increase (decrease) in shares outstanding before conversion	(59,705)	(603,152)
Shares converted into Investor Class (See Note 1)	58,165	584,574
Shares converted from Investor Class (See Note 1)	(89,102)	(911,035)
Net increase (decrease)	(90,642)	$(929,613)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	812	$7,448
Shares issued to shareholders in reinvestment of distributions	2,640	23,443
Shares redeemed	(9,311)	(82,385)
Net increase (decrease) in shares outstanding before conversion	(5,859)	(51,494)
Shares converted from Class B (See Note 1)	(9,567)	(83,060)
Net increase (decrease)	(15,426)	$(134,554)
Year ended October 31, 2021:
Shares sold	841	$8,312
Shares issued to shareholders in reinvestment of distributions	4,840	47,946
Shares redeemed	(44,755)	(440,956)
Net increase (decrease) in shares outstanding before conversion	(39,074)	(384,698)
Shares converted from Class B (See Note 1)	(28,531)	(281,622)
Net increase (decrease)	(67,605)	$(666,320)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	6,102	$54,024
Shares issued to shareholders in reinvestment of distributions	8,901	79,332
Shares redeemed	(103,587)	(923,600)
Net increase (decrease) in shares outstanding before conversion	(88,584)	(790,244)
Shares converted from Class C (See Note 1)	(6,802)	(57,836)
Net increase (decrease)	(95,386)	$(848,080)
Year ended October 31, 2021:
Shares sold	31,829	$312,265
Shares issued to shareholders in reinvestment of distributions	19,879	197,409
Shares redeemed	(268,085)	(2,624,073)
Net increase (decrease) in shares outstanding before conversion	(216,377)	(2,114,399)
Shares converted from Class C (See Note 1)	(76,752)	(742,565)
Net increase (decrease)	(293,129)	$(2,856,964)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	11,861	$102,305
Shares issued to shareholders in reinvestment of distributions	16,050	145,730
Shares redeemed	(216,791)	(2,012,205)
Net increase (decrease) in shares outstanding before conversion	(188,880)	(1,764,170)
Shares converted into Class I (See Note 1)	812	7,369
Net increase (decrease)	(188,068)	$(1,756,801)
Year ended October 31, 2021:
Shares sold	241,535	$2,435,828
Shares issued to shareholders in reinvestment of distributions	33,069	333,338
Shares redeemed	(367,578)	(3,679,156)
Net increase (decrease)	(92,974)	$(909,990)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.

36	MainStay Candriam Emerging Markets Debt Fund

Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Candriam Emerging Markets Debt Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam Luxembourg S.C.A. (“Candriam Luxembourg”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Candriam Luxembourg in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Candriam Luxembourg in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam Luxembourg that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and Candriam Luxembourg personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Candriam Luxembourg; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Candriam Luxembourg; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam Luxembourg with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam Luxembourg. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York

38	MainStay Candriam Emerging Markets Debt Fund

Life Investments and Candriam Luxembourg resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam Luxembourg
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Candriam Luxembourg, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Candriam Luxembourg and ongoing analysis of, and interactions with, Candriam Luxembourg with respect to, among other things, the Fund’s investment performance and risks as well as Candriam Luxembourg’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv)
legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Candriam Luxembourg provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Candriam Luxembourg’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Candriam Luxembourg’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam Luxembourg and New York Life Investments’ and Candriam Luxembourg’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Candriam Luxembourg and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Candriam Luxembourg’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Candriam Luxembourg regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Candriam Luxembourg as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Candriam Luxembourg had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and Candriam Luxembourg regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Candriam Luxembourg
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including Candriam Luxembourg, due to their relationships with the Fund. Because Candriam Luxembourg is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam Luxembourg in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Candriam Luxembourg and profits realized by New York Life Investments and its affiliates, including Candriam Luxembourg, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Candriam Luxembourg and acknowledged that New York Life Investments and Candriam Luxembourg must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam Luxembourg to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New

40	MainStay Candriam Emerging Markets Debt Fund

York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam Luxembourg, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Candriam Luxembourg is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Candriam Luxembourg on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
41

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

42	MainStay Candriam Emerging Markets Debt Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
43

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1738550MS086-22
MSCEMD10-06/22
(NYLIM) NL218

MainStay Income Builder Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	1/3/1995	-11.82%	-8.98%	3.47%	5.96%	0.99%
		Excluding sales charges		-9.09	-6.16	4.65	6.56	0.99
Investor Class Shares[4]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	-11.44	-8.68	3.32	5.77	1.18
		Excluding sales charges		-9.17	-6.34	4.49	6.37	1.18
Class B Shares[5]	Maximum 5% CDSC	With sales charges	12/29/1987	-13.80	-11.41	3.36	5.58	1.93
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-9.54	-7.04	3.70	5.58	1.93
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-10.36	-7.88	3.71	5.58	1.93
	if Redeemed Within One Year of Purchase	Excluding sales charges		-9.51	-7.01	3.71	5.58	1.93
Class I Shares	No Sales Charge		1/2/2004	-8.97	-5.87	4.92	6.83	0.74
Class R2 Shares	No Sales Charge		2/27/2015	-9.13	-6.22	4.56	4.05	1.09
Class R3 Shares	No Sales Charge		2/29/2016	-9.29	-6.49	4.28	6.03	1.34
Class R6 Shares	No Sales Charge		2/28/2018	-8.93	-5.83	N/A	5.04	0.66
SIMPLE Class Shares	No Sales Charge		8/31/2020	-9.28	-6.57	N/A	2.70	1.43

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to November 4, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI World Index (Net)[2]	-11.30%	-3.52%	10.17%	10.05%
Bloomberg U.S. Aggregate Bond Index[3]	-9.47	-8.51	1.20	1.73
Blended Benchmark Index[4]	-10.47	-5.38	6.81	6.89
Morningstar Global Allocation Category Average[5]	-7.24	-4.05	4.48	4.25

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index (Net) and the
Bloomberg U.S. Aggregate Bond Index, weighted 60% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.
Global-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S.
stocks or bonds.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$909.10	$4.69	$1,019.89	$4.96	0.99%
Investor Class Shares	$1,000.00	$908.30	$5.58	$1,018.94	$5.91	1.18%
Class B Shares	$1,000.00	$904.60	$9.11	$1,015.22	$9.64	1.93%
Class C Shares	$1,000.00	$904.90	$9.12	$1,015.22	$9.64	1.93%
Class I Shares	$1,000.00	$910.30	$3.51	$1,021.13	$3.71	0.74%
Class R2 Shares	$1,000.00	$908.70	$5.16	$1,019.39	$5.46	1.09%
Class R3 Shares	$1,000.00	$907.10	$6.34	$1,018.15	$6.71	1.34%
Class R6 Shares	$1,000.00	$910.70	$3.13	$1,021.52	$3.31	0.66%
SIMPLE Class Shares	$1,000.00	$907.20	$6.76	$1,017.70	$7.15	1.43%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	UMBS, 30 Year, 2.50%-4.00%, due 8/1/48–4/1/52
2.	Bank of America Corp.
3.	GNMA, 1.00%-3.25%, due 8/16/41–10/20/51
4.	Broadcom, Inc.
5.	U.S. Treasury Bonds, 2.25%-2.375%, due 2/15/42–2/15/52
6.	Apple, Inc.
7.	Microsoft Corp.
8.	JPMorgan Chase & Co.
9.	International Business Machines Corp.
10.	Emerson Electric Co.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.
How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Income Builder Fund returned −8.97%, outperforming the −11.30% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares outperformed the −9.47% return of the Bloomberg U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and the −10.47% return of the Blended Benchmark Index, which is an additional benchmark of the Fund. For six months ended April 30, 2022, Class I shares of the Fund underperformed the −7.24% return of the Morningstar Global Allocation Category Average.1
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Early in the reporting period, impending monetary tightening and the emergence of the COVID-19 Omicron variant fueled caution in the markets, as a broad rotation from growth to value took place towards the end of 2021. This trend accelerated in January 2022, with price multiples compressing further as investors discounted the value of more distant cash flows. Investor confidence was further shaken by the Russian invasion of Ukraine in February, as the threat to global political stability dominated the headlines and applied further downward pressure on already falling risk appetites.
Along with the ongoing war in Ukraine, perhaps the defining occurrence of the last four months of the reporting period was the rapid repricing of expectations for global monetary policy, particularly in the United States. An exceptionally strong labor market, concerns that long-term inflation expectations may become unanchored, and few signs of a let-up in underlying inflation pressures, led U.S. Federal Reserve officials to significantly adjust their outlook for monetary policy – and the markets followed suit.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the fixed-income portion of the Fund used U.S. Treasury futures to hedge the Fund’s duration.2 This position had a negative impact on the fixed-income portion of the
Fund’s returns relative to the Bloomberg U.S. Aggregate Bond Index.
What factors affected the relative performance of the equity portion of the Fund during the reporting period?
The equity portion of the Fund outperformed the MSCI World Index (Net) by a wide margin primarily due to stock selection in the information technology, health care and communication services sectors. From a factor perspective, the Fund's low exposure to volatility and its high exposure to dividend yield and value were tailwinds for relative return. Market conditions favored the strategy, as rising interest rates compressed price multiples and pushed investors to rotate from growth into value.
During the reporting period, which sectors and countries were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors and countries were particularly weak?
During the reporting period, all sectors made positive contributions to relative performance with the exception of energy, which modestly detracted. (Contributions take weightings and total returns into account.) The strongest contributors were information technology, health care and communication services. In terms of countries, the United States and Canada were the strongest contributors, while Australia and Spain were the most significant detractors.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
Top positive contributors to the absolute performance of the equity portion of the Fund during the reporting period included fertilizer producer Nutrien and pharmaceutical company AbbVie.
Nutrien is a major producer of plant nutrients including potash, nitrogen fertilizer and phosphate. The company also operates an extensive retail network for the distribution of nutrients to growers in the United States, Canada, Australia and Brazil, and also provides an expanding suite of value-enhancing services. Shares outperformed as global fertilizer prices moved higher due to strong demand, tight supply and strained logistics. Shares gained further as the United States and the European Union sanctioned Belarus, a major producer of potash, for aiding Russia's invasion of Ukraine. The sanctions led to supply disruption and higher potash prices, benefiting Nutrien, a global leader in potash
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

production. Fundamentals in the agriculture sector remained strong, with higher crop prices supporting farmer income and lifting prices for key crop nutrients like potash. Nutrien has a transparent shareholder distribution policy that includes an attractive and growing dividend, along with regular share repurchases.
Despite a mildly disappointing first-quarter 2022 earnings report, AbbVie shares traded broadly higher during the reporting period. Pipeline developments and encouraging sales in new drugs supported investor confidence that the company will be able to replace lost revenues in 2023, when blockbuster drug Humira comes off patent. The company also made substantial progress in reducing debt following its 2020 Allergan acquisition, and prompting an outlook upgrade from debt-rating agency Moody's. AbbVie is committed to distributing cash to shareholders through an attractive, growing, and well-covered dividend, share repurchases and reduction of the debt related to the Allergan acquisition.
During the same period, the most significant detractors from the Fund’s absolute performance were financial services provider JPMorgan Chase and software company Microsoft.
JPMorgan operates four business segments, including consumer & community banking, capital markets, commercial banking and asset & wealth management. Shares traded lower during the reporting period as the banking sector began to discount the impact of rising inflation and geopolitical tensions on credit quality and loan growth. Over the economic cycle, we expect JPMorgan to generate sustainable earnings power from its global banking and capital markets franchises and to maintain a well-capitalized balance sheet. The company returns excess cash flow to shareholders with an attractive, growing dividend and regularly uses share buybacks to distribute excess capital to shareholders.
Microsoft is a global software company serving both enterprises and consumers. Shares underperformed when investors shifted their focus away from fast-growing technology companies as the Fed signaled more and faster interest-rate hikes. Increasing inflation and mounting supply-chain issues put further pressure on shares. This, despite strong financial results that demonstrated the sustainability of Microsoft’s broadly based growth in Azure, its cloud service offering, as well as in recurring subscription services and its productivity solutions. Management is dedicated to shareholder returns through continued improvements to its dividend and share repurchase plans.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
The equity portion of the Fund initiated positions in pharmaceutical firm Eli Lilly and Company and discount retailer Walmart.
Eli Lilly discovers, develops and commercializes medicines in large, growing and defensive therapeutic areas with high unmet customer needs, including endocrinology, oncology, immunology and neurology. Cash flow growth drivers include revenue growth from core product franchises such as GLP-1 (glucagon-like peptide) medicine Trulicity to treat type 2 diabetes, Taltz to treat psoriasis and arthritis, and Verzenio to treat metastatic breast cancer, in addition to significant margin expansion as new products leverage existing commercial infrastructure. Pipeline products such as donanemab, Eli Lilly's investigational Alzheimer's drug, could also contribute to future growth. Eli Lilly returns cash to owners through an increasing dividend and regular share repurchases. The dividend is targeted to grow in line with earnings and is well covered by free cash flow
Walmart is one of the largest retailers in the world, operating under three segments: Walmart U.S., Walmart International and Sam's Club. We believe Walmart is well-positioned to drive strong growth and take market share as a result of increased exposure to the grocery channel, a wide variety of fulfillment options, a sophisticated e-commerce platform and a strong value proposition. In our opinion, they are also well-positioned to gain share beyond the pandemic as shopper loyalty and customer engagement increase. Walmart is committed to rewarding shareholders through dividends and share repurchases.
The equity portion of the Fund’s most significant sales during the same period included its entire position in asset management firm BlackRock and Japan-based, global drug maker Takeda Pharmaceuticals.
BlackRock is the largest investment manager in the world with over $9 trillion in assets under management. The company provides investment management services to institutional and retail investors globally, across equity, fixed income and alternative asset classes, in both active and passive strategies, as well as offering technology services through their Aladdin platform. We believe BlackRock is well-positioned to continue growing assets under management and fee income through its market-leading portfolio of iShares ETFs, its growing presence in alternatives and its industry-leading Aladdin platform. The company has a transparent capital allocation policy, generates significant free cash flow, pays an attractive growing dividend and regularly repurchases shares. However, during the reporting period, steady share price appreciation ran ahead of dividend increases, compressing the company’s dividend yield. We exited the position to pursue other shareholder yield opportunities.
Takeda develops, manufactures, markets, and sells prescription drugs and vaccines. Recent setbacks to the company's TAK-944 clinical program for the treatment of sleep disorders and its need to significantly increase near-term research and development investment challenged our investment case for the company. Takeda returns cash to shareholders through an attractive and well-covered dividend as well as debt reduction. The company

10	MainStay Income Builder Fund

also recently announced an opportunistic share repurchase program. We exited the position in favor of other shareholder yield opportunities.
How did sector and country weightings change in the equity portion of the Fund during the reporting period?
During the reporting period, the most significant sector allocation changes in the equity portion of the Fund included decreased exposure to information technology and financials, and increased exposure to health care and industrials. From a country perspective, the equity portion of the Fund’s most significant allocation changes included increased exposure to Australia and Austria, and reductions in the United States and the UK. The equity portion of the Fund’s sector and country allocations are a result of our bottom-up fundamental investment process and reflect the companies and securities that we believe can collect and distribute sustainable, growing shareholder yield.
How was the equity portion of the Fund positioned at the end of the reporting period?
As of April 30, 2022, the equity portion of the Fund’s largest sector allocations on an absolute basis were to health care and information technology, while its smallest total sector allocations were to real estate and energy. As of the same date, relative to the MSCI World Index (Net), the equity portion of the Fund held its most overweight exposure to utilities, a defensive sector that is typically more heavily represented in the Fund. The most significant underweight exposures were to the information technology and consumer discretionary sectors.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
During the reporting period, the Fund's yield curve3 positioning made a positive contribution to the performance of the fixed-income portion of the Fund. During the reporting period, spreads4 on investment-grade corporates, high-yield corporates and emerging-market debt widened, detracting from performance. Conversely, the fixed-income portion of the Fund’s allocation to U.S. Treasury bonds and agency mortgage securities contributed positively to performance relative to the Bloomberg U.S. Aggregate Bond Index.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
Throughout the reporting period, the Fund’s duration remained neutral to slightly longer than that of the Bloomberg U.S. Aggregate Bond Index. As of April 30, 2022, the effective duration for the Fund was 6.72 years relative to the 6.42 years for the benchmark.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
During the reporting period, as stated above, the fixed-income portion of the Fund’s U.S. Treasury and agency mortgage holdings contributed positively to relative performance. In addition, bank loans made a modestly positive contribution. Conversely, both investment-grade and high-yield holdings detracted from performance. Within the corporate exposure, the banking, electric and midstream industries were among the most significant laggards.
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
During the reporting period, the fixed-income portion of the Fund purchased credit risk transfer deals issued by Freddie Mac (the Federal Home Loan Mortgage Corporation) and Fannie Mae (the Federal National Mortgage Association) with the STACR and CAS labels/Hertz/Starwood. These purchases reflect the positive outlook the Fund’s management team has on the housing market and the resiliency of the consumer.
In addition, the fixed-income portion of the Fund sold partial positions in Brazil government bonds and Dell International credits, as well as the entire position in Performance Food Group (“PFGC”). Brazil spreads held up well during the risk-off tone of the market, and we took the opportunity to lighten the Fund’s
3.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
11

holdings. Liquidation of PFGC was part of a risk reduction trade and a move from credits rated B to BB.5
How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?
During the reporting period, the fixed-income portion of the Fund increased its exposure to U.S. Treasury securities. During the same period, the Fund trimmed its exposure to high-yield corporate bonds, agency mortgages and consumer asset-backed securities.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the fixed-income portion of the Fund held overweight exposure to investment-grade and high-yield corporate bonds relative to the Bloomberg U.S. Aggregate Bond Index. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
5.
An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 42.6%
Asset-Backed Securities 4.0%
Automobile Asset-Backed Securities 0.9%
American Credit Acceptance Receivables Trust
Series 2021-3, Class D
1.34%, due 11/15/27 (a)	$ 1,535,000	$ 1,443,003
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	2,700,000	2,427,474
Series 2020-2A, Class A
2.02%, due 2/20/27	845,000	790,296
Series 2020-1A, Class A
2.33%, due 8/20/26	1,135,000	1,083,044
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,200,000	1,130,066
Ford Credit Auto Owner Trust
Series 2020-2, Class A
1.06%, due 4/15/33 (a)	1,105,000	1,011,224
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	1,510,000	1,526,238
Hertz Vehicle Financing III LP
Series 2021-2A, Class D
4.34%, due 12/27/27 (a)	3,070,000	2,717,738
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	1,235,000	1,160,620
J.P. Morgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	311,578	308,371
		13,598,074
Home Equity Asset-Backed Securities 0.2%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.858% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	1,691,529	1,656,249
Equity One Mortgage Pass-Through Trust
Series 2003-3, Class AF4
5.495%, due 12/25/33 (c)	28,112	28,100
	Principal Amount	Value

Home Equity Asset-Backed Securities (continued)
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
0.768% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	$ 319,951	$ 210,525
MASTR Asset-Backed Securities Trust
Series 2006-HE4, Class A1
0.768% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	494,744	196,675
		2,091,549
Other Asset-Backed Securities 2.9%
American Airlines Pass-Through Trust
Series 2016-2, Class AA
3.20%, due 6/15/28	519,860	487,475
Series 2016-2, Class A
3.65%, due 6/15/28	1,207,910	1,051,055
Series 2013-2, Class A
4.95%, due 1/15/23	1,693,426	1,682,121
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	2,303,000	2,115,215
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (United Kingdom) (a)	1,988,674	1,776,633
CF Hippolyta LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	2,473,956	2,253,071
Series 2020-1, Class A1
1.69%, due 7/15/60	1,302,512	1,208,179
Series 2020-1, Class A2
1.99%, due 7/15/60	1,166,760	1,042,921
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	2,680,000	2,669,154
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	87,748	90,633
DB Master Finance LLC
Series 2021-1A, Class A23
2.791%, due 11/20/51 (a)	2,249,363	1,939,747
FirstKey Homes Trust
Series 2020-SFR1, Class A
1.339%, due 8/17/37 (a)	2,482,025	2,288,329
Home Partners of America Trust (a)
Series 2021-2, Class A
1.901%, due 12/17/26	702,981	642,211
Series 2021-2, Class B
2.302%, due 12/17/26	1,334,897	1,218,167
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
MMAF Equipment Finance LLC
Series 2020-BA, Class A4
0.66%, due 11/15/27 (a)	$ 3,750,000	$ 3,486,162
Navient Private Education Refi Loan Trust (a)
Series 2020-EA, Class A
1.69%, due 5/15/69	858,741	815,730
Series 2021-EA, Class B
2.03%, due 12/16/69	3,245,000	2,750,006
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,585,000	1,422,156
Series 2021-1, Class B1
2.41%, due 10/20/61	1,535,000	1,389,067
Progress Residential (a)
Series 2021-SFR1, Class A
1.052%, due 4/17/38	1,563,616	1,401,440
Series 2021-SFR4, Class B
1.808%, due 5/17/38	1,780,000	1,599,187
Progress Residential Trust (a)
Series 2020-SFR3, Class A
1.294%, due 10/17/27	1,580,461	1,452,879
Series 2021-SFR2, Class B
1.796%, due 4/19/38	2,500,000	2,268,503
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A
1.33%, due 7/20/37 (a)	642,907	609,749
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,551,113	1,302,426
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	1,044,018	1,070,108
Series 2010-1, Class A
6.25%, due 4/22/23	434,773	436,172
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,668,278	1,702,962
Series 2007-1
6.636%, due 7/2/22	712,277	712,209
		42,883,667
Total Asset-Backed Securities (Cost $63,211,976)		58,573,290
	Principal Amount	Value
Corporate Bonds 24.8%
Aerospace & Defense 0.3%
Boeing Co. (The)
3.75%, due 2/1/50	$ 880,000	$ 673,518
Howmet Aerospace, Inc.
3.00%, due 1/15/29	1,990,000	1,736,574
L3Harris Technologies, Inc.
4.40%, due 6/15/28 (d)	2,215,000	2,214,960
		4,625,052
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	2,105,000	1,572,967
BAT International Finance plc
4.448%, due 3/16/28 (United Kingdom)	1,170,000	1,126,480
		2,699,447
Airlines 0.5%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,400,000	1,387,750
5.75%, due 4/20/29	850,000	819,039
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	1,080,000	1,072,691
4.75%, due 10/20/28	2,125,000	2,100,216
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,860,000	1,897,163
		7,276,859
Auto Manufacturers 1.0%
Ford Motor Credit Co. LLC
2.70%, due 8/10/26	940,000	837,991
3.35%, due 11/1/22	820,000	820,254
4.063%, due 11/1/24	1,935,000	1,892,744
4.125%, due 8/17/27	1,650,000	1,529,633
4.25%, due 9/20/22	655,000	657,073
General Motors Co.
6.125%, due 10/1/25	670,000	707,256
General Motors Financial Co., Inc.
2.35%, due 1/8/31	810,000	654,396
2.70%, due 6/10/31	2,015,000	1,658,696
4.30%, due 4/6/29	1,125,000	1,072,985
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	1,935,000	1,798,248
1.85%, due 9/16/26	3,205,000	2,778,020
		14,407,296
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks 7.0%
Bank of America Corp.
2.087%, due 6/14/29 (e)	$ 1,690,000	$ 1,467,500
2.496%, due 2/13/31 (e)	1,600,000	1,372,199
2.572%, due 10/20/32 (e)	1,195,000	1,009,529
3.194%, due 7/23/30 (e)	1,425,000	1,302,949
3.384%, due 4/2/26 (e)	1,115,000	1,090,775
3.458%, due 3/15/25 (e)	1,700,000	1,684,127
4.20%, due 8/26/24	2,615,000	2,639,015
Series MM
4.30%, due 1/28/25 (e)(f)	2,184,000	1,974,445
4.571%, due 4/27/33 (e)	960,000	955,731
Series DD
6.30%, due 3/10/26 (d)(e)(f)	2,085,000	2,131,912
8.57%, due 11/15/24	485,000	537,262
BNP Paribas SA (France) (a)
3.052%, due 1/13/31 (e)	2,395,000	2,107,402
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(d)(f)	1,450,000	1,311,583
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(f)	2,090,000	1,760,721
BPCE SA
2.045%, due 10/19/27 (France) (a)(e)	1,255,000	1,122,522
Citigroup, Inc.
3.668%, due 7/24/28 (e)	1,180,000	1,134,900
3.98%, due 3/20/30 (e)	2,370,000	2,266,896
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(f)	2,005,000	1,773,623
5.30%, due 5/6/44	1,200,000	1,217,505
6.625%, due 6/15/32	770,000	864,757
6.875%, due 6/1/25	1,715,000	1,840,257
Citizens Financial Group, Inc.
2.638%, due 9/30/32	2,715,000	2,237,111
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (France) (a)(b)(f)	2,175,000	1,873,219
Credit Suisse Group AG (Switzerland) (a)(e)
2.593%, due 9/11/25	3,000,000	2,861,299
3.091%, due 5/14/32	1,930,000	1,614,073
	Principal Amount	Value

Banks (continued)
Deutsche Bank AG (Germany)
Series E
0.962%, due 11/8/23	$ 2,970,000	$ 2,861,991
1.405% (SOFR + 1.219%), due 11/16/27 (b)	1,945,000	1,879,394
3.035%, due 5/28/32 (e)	600,000	500,559
First Horizon Bank
5.75%, due 5/1/30	1,555,000	1,668,332
First Horizon Corp.
4.00%, due 5/26/25	2,100,000	2,095,283
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	1,595,000	1,451,450
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (e)	1,255,000	1,120,299
1.676% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	2,245,000	2,253,493
1.948%, due 10/21/27 (e)	1,435,000	1,288,729
1.992%, due 1/27/32 (e)	1,370,000	1,106,750
2.615%, due 4/22/32 (e)	1,005,000	850,060
2.908%, due 6/5/23 (e)	800,000	799,845
3.102%, due 2/24/33 (e)	905,000	790,887
3.50%, due 11/16/26	1,085,000	1,058,039
6.75%, due 10/1/37	829,000	956,699
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (e)	2,365,000	2,230,097
JPMorgan Chase & Co.
1.383% (SOFR + 1.18%), due 2/24/28 (b)	1,995,000	1,971,658
2.182%, due 6/1/28 (e)	1,800,000	1,619,685
2.956%, due 5/13/31 (e)	1,115,000	980,065
4.323%, due 4/26/28 (e)	2,185,000	2,175,237
Series HH
4.60%, due 2/1/25 (e)(f)	1,552,000	1,434,514
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	1,633,000	1,638,891
4.65%, due 3/24/26	3,090,000	3,105,810
Macquarie Group Ltd.
2.871%, due 1/14/33 (Australia) (a)(e)	1,925,000	1,599,983
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (Japan) (b)	1,290,000	1,190,558
Morgan Stanley
2.484%, due 9/16/36 (e)	1,710,000	1,368,098
2.511%, due 10/20/32 (e)	855,000	718,770
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley (continued)
5.00%, due 11/24/25	$ 2,855,000	$ 2,930,773
5.297%, due 4/20/37 (e)	650,000	650,121
7.25%, due 4/1/32	490,000	590,539
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (b)	3,705,000	3,433,426
Societe Generale SA (France) (a)(b)
3.337% (1 Year Treasury Constant Maturity Rate + 1.60%), due 1/21/33	1,590,000	1,346,331
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26 (f)	935,000	829,003
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30 (f)	2,385,000	2,094,030
Standard Chartered plc (United Kingdom) (a)(b)
1.822% (1 Year Treasury Constant Maturity Rate + 0.95%), due 11/23/25	2,510,000	2,348,256
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (d)(f)	1,225,000	1,050,438
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(f)	1,810,000	1,574,157
Truist Bank
2.636% (5 Year Treasury Constant Maturity Rate + 1.15%), due 9/17/29 (b)	1,900,000	1,839,459
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (Switzerland) (a)(b)(f)	2,350,000	1,961,545
Wachovia Corp.
5.50%, due 8/1/35	315,000	329,518
Wells Fargo & Co.
4.90%, due 11/17/45	55,000	53,700
Wells Fargo Bank NA
5.85%, due 2/1/37	140,000	155,178
	Principal Amount	Value

Banks (continued)
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (Australia) (b)	$ 1,025,000	$ 849,388
		102,902,350
Beverages 0.0% ‡
Anheuser-Busch InBev Worldwide, Inc.
4.75%, due 1/23/29 (Belgium)	585,000	602,037
Building Materials 0.3%
Cemex SAB de CV
3.125%, due 3/19/26 (Mexico) (a)	EUR 4,255,000	4,404,871
Chemicals 0.5%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	$ 2,135,000	2,010,764
Huntsman International LLC
4.50%, due 5/1/29	1,862,000	1,834,082
International Flavors & Fragrances, Inc.
1.832%, due 10/15/27 (a)	2,300,000	2,026,552
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (Mexico) (a)	1,800,000	1,715,184
		7,586,582
Commercial Services 0.6%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	1,650,000	1,594,626
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	935,000	890,249
California Institute of Technology
3.65%, due 9/1/19	1,413,000	1,089,079
Cintas Corp. No. 2
3.70%, due 4/1/27	2,740,000	2,722,074
Sodexo, Inc.
2.718%, due 4/16/31 (France) (a)	2,370,000	2,094,051
		8,390,079
Computers 0.7%
Apple, Inc.
2.75%, due 1/13/25	1,990,000	1,972,293
Dell International LLC
3.375%, due 12/15/41 (a)	2,090,000	1,568,922
4.90%, due 10/1/26	1,749,000	1,785,214
5.30%, due 10/1/29	810,000	834,733
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Computers (continued)
Dell International LLC (continued)
8.10%, due 7/15/36	$ 1,242,000	$ 1,519,390
NCR Corp.
5.00%, due 10/1/28 (a)	2,376,000	2,269,080
		9,949,632
Diversified Financial Services 1.8%
AerCap Ireland Capital DAC (Ireland)
2.45%, due 10/29/26	1,585,000	1,409,545
3.30%, due 1/23/23	1,275,000	1,274,492
4.625%, due 7/1/22	964,000	967,081
Air Lease Corp.
2.30%, due 2/1/25	2,990,000	2,841,952
2.75%, due 1/15/23	1,850,000	1,848,792
4.25%, due 9/15/24	1,185,000	1,189,332
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(f)	1,765,000	1,571,099
Ally Financial, Inc.
3.875%, due 5/21/24	810,000	812,786
Series C
4.70% (7 Year Treasury Constant Maturity Rate + 3.481%), due 5/15/28 (b)(f)	1,180,000	1,015,756
8.00%, due 11/1/31	1,685,000	2,004,501
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,210,000	1,080,920
Avolon Holdings Funding Ltd. (Ireland) (a)
2.125%, due 2/21/26	1,515,000	1,356,692
2.875%, due 2/15/25	2,720,000	2,554,399
Banco BTG Pactual SA (Brazil) (a)
2.75%, due 1/11/26 (d)	2,630,000	2,396,587
4.50%, due 1/10/25	850,000	837,420
Capital One Financial Corp.
4.20%, due 10/29/25	435,000	433,900
OneMain Finance Corp.
3.50%, due 1/15/27	885,000	777,490
3.875%, due 9/15/28	1,085,000	919,537
6.125%, due 3/15/24	540,000	542,068
PennyMac Financial Services, Inc.
4.25%, due 2/15/29 (a)	1,275,000	1,025,011
		26,859,360
	Principal Amount	Value

Electric 1.7%
Alabama Power Co.
3.00%, due 3/15/52	$ 2,045,000	$ 1,572,282
Arizona Public Service Co.
2.20%, due 12/15/31	1,930,000	1,595,530
Calpine Corp.
5.125%, due 3/15/28 (a)	1,245,000	1,130,927
Connecticut Light and Power Co. (The)
4.00%, due 4/1/48	1,145,000	1,074,066
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	2,265,000	2,173,786
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(f)	2,140,000	1,936,964
Entergy Louisiana LLC
4.00%, due 3/15/33	2,200,000	2,170,017
Evergy, Inc.
5.292%, due 6/15/22 (c)	1,130,000	1,131,052
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	1,655,000	1,453,459
Ohio Power Co.
Series R
2.90%, due 10/1/51	1,000,000	735,746
Public Service Electric and Gas Co.
3.00%, due 5/15/27 (d)	2,235,000	2,163,039
Southern California Edison Co.
Series E
3.70%, due 8/1/25	870,000	867,858
4.00%, due 4/1/47	1,320,000	1,128,923
Southwestern Electric Power Co.
3.25%, due 11/1/51	3,495,000	2,667,307
Virginia Electric and Power Co.
2.95%, due 11/15/51	2,175,000	1,687,717
WEC Energy Group, Inc.
2.619% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,095,000	937,002
		24,425,675
Entertainment 0.1%
Magallanes, Inc.
4.279%, due 3/15/32 (a)	1,340,000	1,244,719
Environmental Control 0.3%
Republic Services, Inc.
4.75%, due 5/15/23 (d)	881,000	894,540
Stericycle, Inc.
3.875%, due 1/15/29 (a)	280,000	246,918
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Environmental Control (continued)
Waste Connections, Inc.
2.20%, due 1/15/32	$ 1,100,000	$ 930,143
Waste Management, Inc.
2.40%, due 5/15/23	2,275,000	2,265,613
		4,337,214
Food 0.5%
Kraft Heinz Foods Co.
5.00%, due 7/15/35	864,000	859,282
Nestle Holdings, Inc.
1.00%, due 9/15/27 (a)	2,910,000	2,553,560
Smithfield Foods, Inc.
4.25%, due 2/1/27 (a)	1,180,000	1,151,742
Sysco Corp.
5.95%, due 4/1/30	455,000	495,806
Tyson Foods, Inc.
3.95%, due 8/15/24	2,255,000	2,276,173
		7,336,563
Gas 0.2%
National Fuel Gas Co.
2.95%, due 3/1/31	1,050,000	897,507
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	845,000	815,636
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	1,970,000	1,468,509
		3,181,652
Healthcare-Services 0.1%
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	1,490,000	1,155,501
Home Builders 0.1%
Lennar Corp.
5.875%, due 11/15/24	1,345,000	1,396,279
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	891,000	752,993
		2,149,272
Insurance 0.8%
Athene Global Funding
2.50%, due 3/24/28 (a)	2,405,000	2,131,772
Equitable Holdings, Inc.
5.00%, due 4/20/48	2,305,000	2,237,245
	Principal Amount	Value

Insurance (continued)
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	$ 940,000	$ 940,018
Protective Life Corp.
8.45%, due 10/15/39	1,640,000	2,140,251
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	2,420,000	2,355,643
Voya Financial, Inc.
3.65%, due 6/15/26	690,000	678,370
Willis North America, Inc.
2.95%, due 9/15/29	1,735,000	1,548,966
3.875%, due 9/15/49	440,000	365,778
		12,398,043
Internet 0.4%
Amazon.com, Inc.
3.60%, due 4/13/32	1,325,000	1,299,109
Expedia Group, Inc.
3.25%, due 2/15/30	3,165,000	2,823,282
3.60%, due 12/15/23	1,135,000	1,134,972
3.80%, due 2/15/28	440,000	419,053
5.00%, due 2/15/26	60,000	61,310
6.25%, due 5/1/25 (a)	207,000	216,050
		5,953,776
Iron & Steel 0.2%
Vale Overseas Ltd.
6.25%, due 8/10/26 (Brazil)	2,585,000	2,718,127
Lodging 0.5%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	1,715,000	1,654,461
5.75%, due 5/1/28 (a)	740,000	750,545
Las Vegas Sands Corp.
3.20%, due 8/8/24	1,415,000	1,358,909
Marriott International, Inc.
Series X
4.00%, due 4/15/28	1,625,000	1,576,169
Sands China Ltd.
5.125%, due 8/8/25 (Macao) (c)	1,310,000	1,270,700
		6,610,784
Media 0.5%
Comcast Corp.
2.937%, due 11/1/56 (a)	1,914,000	1,369,130
DISH DBS Corp.
5.75%, due 12/1/28 (a)	2,135,000	1,909,715
Grupo Televisa SAB
5.25%, due 5/24/49 (Mexico)	1,230,000	1,243,653
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Sirius XM Radio, Inc.
4.125%, due 7/1/30 (a)	$ 2,200,000	$ 1,931,798
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	800,000	835,809
		7,290,105
Mining 0.2%
Glencore Funding LLC
1.625%, due 9/1/25 (Australia) (a)	2,805,000	2,578,515
Miscellaneous—Manufacturing 0.2%
Textron Financial Corp.
2.241% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	2,720,000	2,274,491
Oil & Gas 0.6%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)(g)	2,065,000	536,900
Marathon Petroleum Corp.
4.70%, due 5/1/25	1,585,000	1,608,605
5.125%, due 12/15/26	1,260,000	1,315,192
Occidental Petroleum Corp.
4.30%, due 8/15/39	545,000	462,896
Petrobras Global Finance BV
5.50%, due 6/10/51 (Brazil)	1,310,000	1,075,012
Southwestern Energy Co.
4.75%, due 2/1/32	1,375,000	1,300,241
Valero Energy Corp.
3.65%, due 12/1/51	1,640,000	1,278,907
6.625%, due 6/15/37	1,050,000	1,195,520
		8,773,273
Packaging & Containers 0.1%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	200,000	198,770
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)(d)	1,976,000	1,946,360
		2,145,130
Pharmaceuticals 0.4%
Becton Dickinson and Co.
4.669%, due 6/6/47	1,635,000	1,587,664
CVS Health Corp.
4.78%, due 3/25/38	1,110,000	1,097,718
	Principal Amount	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV (Israel)
3.15%, due 10/1/26	$ 2,995,000	$ 2,568,272
4.75%, due 5/9/27	1,335,000	1,221,525
		6,475,179
Pipelines 1.2%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,580,000	1,285,928
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,375,000	1,304,710
Energy Transfer LP
4.95%, due 6/15/28	980,000	988,786
5.35%, due 5/15/45	1,000,000	915,849
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,460,000	1,183,080
4.20%, due 1/31/50	405,000	354,986
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,030,000	1,782,555
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	320,000	293,533
5.50%, due 10/15/30	1,185,000	1,167,569
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	760,000	775,200
MPLX LP
2.65%, due 8/15/30	1,705,000	1,463,395
4.875%, due 6/1/25	100,000	101,996
Spectra Energy Partners LP
4.75%, due 3/15/24 (d)	1,740,000	1,775,948
Targa Resources Corp.
4.20%, due 2/1/33	800,000	758,213
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	2,340,000	2,207,444
Western Midstream Operating LP
5.75%, due 2/1/50 (c)	860,000	757,797
		17,116,989
Real Estate 0.1%
Realogy Group LLC (a)
5.25%, due 4/15/30	1,310,000	1,061,349
5.75%, due 1/15/29	1,305,000	1,093,942
		2,155,291
Real Estate Investment Trusts 1.3%
Alexandria Real Estate Equities, Inc.
3.375%, due 8/15/31	1,290,000	1,194,075
American Tower Corp.
3.375%, due 10/15/26	1,920,000	1,843,961
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
American Tower Corp. (continued)
3.60%, due 1/15/28	$ 1,025,000	$ 972,087
Digital Realty Trust LP
4.45%, due 7/15/28 (d)	2,255,000	2,255,578
Equinix, Inc.
1.25%, due 7/15/25 (d)	1,645,000	1,513,352
2.625%, due 11/18/24	1,820,000	1,771,315
GLP Capital LP
3.35%, due 9/1/24	1,280,000	1,259,462
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	1,600,000	1,280,998
Iron Mountain, Inc.
5.25%, due 7/15/30 (a)	1,690,000	1,548,953
Kilroy Realty LP
3.45%, due 12/15/24 (d)	1,090,000	1,072,929
Office Properties Income Trust
2.40%, due 2/1/27	1,335,000	1,154,078
Starwood Property Trust, Inc. (a)(d)
3.75%, due 12/31/24	1,695,000	1,631,115
4.375%, due 1/15/27	1,415,000	1,320,039
		18,817,942
Retail 0.9%
AutoNation, Inc.
4.75%, due 6/1/30	2,430,000	2,393,158
McDonald's Corp.
3.35%, due 4/1/23	2,875,000	2,894,461
Nordstrom, Inc. (d)
4.00%, due 3/15/27	1,520,000	1,408,648
4.25%, due 8/1/31	1,260,000	1,067,959
QVC, Inc.
4.375%, due 9/1/28	2,655,000	2,255,980
Starbucks Corp.
4.45%, due 8/15/49	1,025,000	946,687
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	1,830,000	1,501,259
		12,468,152
Software 0.3%
Fiserv, Inc.
3.20%, due 7/1/26	525,000	508,450
MSCI, Inc.
3.25%, due 8/15/33 (a)	2,195,000	1,854,775
Oracle Corp.
3.65%, due 3/25/41	575,000	445,321
	Principal Amount	Value

Software (continued)
salesforce.com, Inc.
3.25%, due 4/11/23	$ 1,300,000	$ 1,308,916
		4,117,462
Telecommunications 1.2%
Altice France SA
5.125%, due 7/15/29 (France) (a)	2,100,000	1,777,776
AT&T, Inc.
3.50%, due 9/15/53	2,184,000	1,709,862
Level 3 Financing, Inc.
3.40%, due 3/1/27 (a)	2,545,000	2,290,500
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	3,127,500	3,151,231
T-Mobile US, Inc.
2.625%, due 2/15/29	2,335,000	2,018,514
3.50%, due 4/15/31 (a)	1,180,000	1,045,869
VEON Holdings BV
4.95%, due 6/16/24 (Netherlands) (a)	1,535,000	1,028,450
Verizon Communications, Inc.
1.606% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	2,705,000	2,735,114
4.016%, due 12/3/29	1,970,000	1,927,292
		17,684,608
Total Corporate Bonds (Cost $398,132,680)		363,112,028
Foreign Government Bonds 0.9%
Brazil 0.2%
Brazil Government Bond
3.75%, due 9/12/31 (d)	2,295,000	1,980,585
Federative Republic of Brazil
4.625%, due 1/13/28	1,113,000	1,083,739
		3,064,324
Chile 0.3%
Chile Government Bond
2.55%, due 7/27/33	2,580,000	2,150,585
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	2,340,000	1,977,300
		4,127,885
Colombia 0.1%
Colombia Government Bond
3.25%, due 4/22/32	1,780,000	1,359,688
4.50%, due 1/28/26	560,000	536,262
		1,895,950
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Income Builder Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Mexico 0.3%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	$ 2,755,000	$ 2,211,753
Mexico Government Bond
2.659%, due 5/24/31	677,000	567,272
3.75%, due 4/19/71	1,860,000	1,277,820
		4,056,845
Total Foreign Government Bonds (Cost $15,945,974)		13,145,004
Loan Assignments 0.7%
Containers, Packaging & Glass 0.2%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.705% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	3,084,054	3,021,411
Diversified/Conglomerate Service 0.1%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
4.764% (1 Month LIBOR + 4.00%), due 11/2/27	1,328,187	1,321,132
Second Lien Initial Term Loan
9.264% (1 Month LIBOR + 8.50%), due 11/2/28	580,000	581,450
		1,902,582
Finance 0.2%
Alliant Holdings Intermediate LLC
2018 Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	3,075,127	3,043,991
Telecommunications 0.2%
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
2.514% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	2,142,032	2,067,596
Total Loan Assignments (Cost $10,143,154)		10,035,580
	Principal Amount	Value
Mortgage-Backed Securities 8.2%
Agency (Collateralized Mortgage Obligations) 2.6%
FHLMC
REMIC, Series 5073, Class DG
1.50%, due 8/25/38	$ 1,167,669	$ 1,161,513
REMIC, Series 5038, Class KA
1.50%, due 11/25/50	2,445,227	2,018,805
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	1,941,676	319,243
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	1,458,037	237,561
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,578,672	240,793
REMIC, Series 5160, Class IO
3.00%, due 10/25/51 (h)	1,299,996	150,735
FHLMC, Strips
Series 358, Class PO
(zero coupon), due 10/15/47	3,937,954	3,355,292
Series 377, Class C4
2.00%, due 1/25/51 (h)	1,318,899	169,104
FNMA
REMIC, Series 2022-3, Class YS
2.261% (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	10,080,000	368,788
REMIC, Series 2021-33, Class AI
2.50%, due 5/25/47 (h)	6,162,241	799,407
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	4,046,588	537,512
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	1,488,654	1,427,088
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	5,445,511	890,548
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	899,545	871,110
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	4,369,438	657,728
REMIC, Series 2019-13, Class CA
3.50%, due 4/25/49	1,663,947	1,655,099
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,798,248	1,761,506
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,841,635	1,821,973
GNMA
Series 2020-115, Class YA
1.00%, due 8/20/50	1,899,835	1,583,766
Series 2020-129, Class AG
1.00%, due 9/20/50	2,635,889	2,226,031
Series 2020-166, Class CA
1.00%, due 11/20/50	1,752,537	1,398,954
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-105, Class DB
1.00%, due 6/20/51	$ 1,842,450	$ 1,568,621
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	876,268	104,072
Series 2020-188, Class IO
2.00%, due 12/20/50 (h)	3,883,290	408,320
Series 2020-188, Class DI
2.50%, due 12/20/50 (h)	6,610,212	977,860
Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	5,845,482	769,716
Series 2021-30, Class WI
2.50%, due 2/20/51 (h)	7,145,896	1,071,520
Series 2021-105, Class IE
2.50%, due 6/20/51 (h)	1,630,112	201,126
Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	5,973,293	999,632
Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	6,215,682	916,681
Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	4,406,797	653,405
Series 2021-136, Class TI
3.00%, due 8/20/51 (h)	4,149,789	687,183
Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	5,537,055	916,169
Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	6,716,093	1,131,599
Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	3,642,381	557,590
Series 2013-149, Class BA
3.25%, due 8/16/41	3,901,540	3,822,598
		38,438,648
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.3%
Arbor Multifamily Mortgage Securities Trust (a)
Series 2021-MF2, Class AS
2.70%, due 6/15/54 (i)	1,770,000	1,583,559
Series 2021-MF3, Class AS
2.748%, due 10/15/54	2,200,000	1,925,141
Series 2022-MF4, Class A5
3.403%, due 2/15/55 (i)	1,665,000	1,561,930
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
1.013% (1 Month LIBOR + 0.345%), due 12/25/36 (a)(b)	47,126	44,866
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	$ 1,775,000	$ 1,656,969
BX Commercial Mortgage Trust (a)
Series 2021-XL2, Class A
1.243% (1 Month LIBOR + 0.689%), due 10/15/38 (b)	1,346,381	1,311,857
Series 2021-VOLT, Class C
1.654% (1 Month LIBOR + 1.10%), due 9/15/36 (b)	2,310,000	2,231,157
Series 2021-ACNT, Class D
2.405% (1 Month LIBOR + 1.85%), due 11/15/38 (b)	2,410,000	2,350,812
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (j)	2,295,000	2,032,952
Series 2020-VIV3, Class B
3.662%, due 3/9/44 (j)	1,092,236	998,892
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (j)	295,000	254,636
BX Trust (a)
Series 2021-LBA, Class AV
1.355% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,910,000	1,862,848
Series 2021-ARIA, Class E
2.798% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	3,500,000	3,399,051
Series 2019-OC11, Class B
3.605%, due 12/9/41	250,000	232,111
Series 2019-OC11, Class C
3.856%, due 12/9/41	570,000	520,347
Series 2019-OC11, Class D
4.075%, due 12/9/41 (j)	1,255,000	1,121,113
BXHPP Trust
Series 2021-FILM, Class B
1.454% (1 Month LIBOR + 0.90%), due 8/15/36 (a)(b)	1,280,000	1,227,276
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class A5
3.616%, due 2/10/49	560,000	553,954
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class C
2.255% (1 Month LIBOR + 1.70%), due 7/15/38	2,300,839	2,264,973
Series 2021-ESH, Class D
2.805% (1 Month LIBOR + 2.25%), due 7/15/38	1,480,886	1,454,151
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay Income Builder Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (a)(j)
Series 2019-K98, Class C
3.862%, due 10/25/52	$ 780,000	$ 732,813
Series 2017-K71, Class B
3.881%, due 11/25/50	607,208	588,893
Series 2017-K63, Class C
4.008%, due 2/25/50	1,700,000	1,639,311
Series 2019-K94, Class B
4.101%, due 7/25/52	1,175,000	1,139,875
Series 2018-K86, Class C
4.437%, due 11/25/51	700,000	684,403
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,400,000	1,319,474
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	2,910,000	2,632,383
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C28, Class A4
3.544%, due 1/15/49	560,000	551,997
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	830,000	824,837
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	3,570,000	3,194,861
Wells Fargo Commercial Mortgage Trust (a)(j)
Series 2018-1745, Class A
3.874%, due 6/15/36	2,305,000	2,206,339
Series 2018-AUS, Class A
4.194%, due 8/17/36	3,220,000	3,177,641
		47,281,422
Whole Loan (Collateralized Mortgage Obligations) 2.3%
FHLMC STACR REMIC Trust (a)(b)
Series 2022-DNA1, Class M1B
2.139% (SOFR 30A + 1.85%), due 1/25/42	1,845,000	1,762,156
Series 2020-DNA6, Class M2
2.289% (SOFR 30A + 2.00%), due 12/25/50	2,975,000	2,955,085
Series 2022-DNA3, Class M1B
3.151% (SOFR 30A + 2.90%), due 4/25/42	1,715,000	1,716,086
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2021-DNA5, Class B1
3.339% (SOFR 30A + 3.05%), due 1/25/34	$ 4,090,000	$ 3,864,726
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class M2
2.818% (1 Month LIBOR + 2.15%), due 12/25/30	1,482,387	1,493,492
Series 2018-DNA2, Class B1
4.368% (1 Month LIBOR + 3.70%), due 12/25/30	1,340,000	1,311,193
FHLMC Structured Agency Credit Risk Debt Notes
Series 2022-DNA2, Class M2
4.039% (SOFR 30A + 3.75%), due 2/25/42 (a)(b)	1,820,000	1,792,746
FNMA
Series 2017-C01, Class 1M2
4.218% (1 Month LIBOR + 3.55%), due 7/25/29 (b)	2,402,246	2,488,074
GS Mortgage-Backed Securities Corp. Trust (a)(i)
Series 2021-PJ5, Class A8
2.50%, due 10/25/51	1,258,505	1,166,922
Series 2021-PJ7, Class A2
2.50%, due 1/25/52	2,750,448	2,429,251
J.P. Morgan Mortgage Trust (a)(i)
Series 2021-7, Class A4
2.50%, due 11/25/51	1,440,473	1,338,174
Series 2021-LTV2, Class A1
2.519%, due 5/25/52	2,027,866	1,797,910
Mello Mortgage Capital Acceptance
Series 2021-MTG2, Class A1
2.50%, due 6/25/51 (a)(i)	2,174,266	1,906,644
Mello Warehouse Securitization Trust
Series 2021-2, Class A
1.418% (1 Month LIBOR + 0.75%), due 4/25/55 (a)(b)	1,230,000	1,215,915
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.403%, due 8/25/59 (j)	2,960,918	2,102,117
Series 2019-2A, Class B6
4.929%, due 12/25/57 (i)	934,319	684,655
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
NewRez Warehouse Securitization Trust
Series 2021-1, Class A
1.418% (1 Month LIBOR + 0.75%), due 5/25/55 (a)(b)	$ 1,565,000	$ 1,552,930
STACR Trust
Series 2018-HRP2, Class B1
4.868% (1 Month LIBOR + 4.20%), due 2/25/47 (a)(b)	1,900,000	1,888,279
		33,466,355
Total Mortgage-Backed Securities (Cost $125,259,259)		119,186,425
Municipal Bond 0.1%
California 0.1%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	2,700,000	2,132,035
Total Municipal Bond (Cost $2,700,000)		2,132,035
U.S. Government & Federal Agencies 3.9%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.9%
FHLMC
1.55%, due 11/20/31	2,100,000	1,815,149
UMBS, 20 Year
2.00%, due 4/1/42	2,842,892	2,553,675
2.50%, due 4/1/42	981,394	909,573
UMBS, 30 Year
2.50%, due 10/1/51	669,292	611,495
3.00%, due 3/1/52	1,975,994	1,872,021
3.00%, due 4/1/52	4,259,974	4,031,556
3.50%, due 7/1/50	1,268,523	1,235,689
		13,029,158
Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.4%
FNMA, Other
3.50%, due 2/1/42	1,629,637	1,598,876
UMBS, 20 Year
2.50%, due 5/1/41	757,043	702,095
2.50%, due 4/1/42	1,056,978	979,941
	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
UMBS, 30 Year
2.50%, due 8/1/50	$ 192,187	$ 175,988
2.50%, due 10/1/50	153,896	140,762
2.50%, due 11/1/50	1,057,850	971,518
2.50%, due 1/1/51	949,849	869,248
2.50%, due 8/1/51	1,697,855	1,555,196
3.00%, due 6/1/51	899,069	850,865
3.00%, due 11/1/51	1,339,771	1,267,930
3.00%, due 2/1/52	4,415,641	4,176,659
3.00%, due 2/1/52	2,167,823	2,049,247
3.00%, due 3/1/52	1,612,507	1,526,031
3.00%, due 3/1/52	2,013,361	1,905,387
4.00%, due 8/1/48	1,861,860	1,860,412
4.00%, due 2/1/49	340,349	342,216
		20,972,371
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.2%
GNMA I, Single-family, 30 Yea
6.50%, due 8/15/29	5	5
GNMA I, Single-family, 30 Year
6.50%, due 4/15/29	8	9
GNMA II, Other
2.50%, due 1/20/50	672,819	620,338
2.50%, due 5/20/50	1,682,174	1,536,515
		2,156,867
United States Treasury Bonds 1.2%
U.S. Treasury Bonds
2.25%, due 2/15/52	1,865,000	1,601,277
2.375%, due 2/15/42	18,560,000	16,399,500
		18,000,777
United States Treasury Inflation - Indexed Note 0.2%
U.S. Treasury Inflation Linked Notes
0.875%, due 1/15/29 (k)	3,185,463	3,409,648
Total U.S. Government & Federal Agencies (Cost $61,511,908)		57,568,821
Total Long-Term Bonds (Cost $676,904,951)		623,753,183

	Shares
Common Stocks 53.8%
Aerospace & Defense 1.2%
BAE Systems plc (United Kingdom)	560,158	5,217,607
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay Income Builder Fund

	Shares	Value
Common Stocks (continued)
Aerospace & Defense (continued)
Lockheed Martin Corp.	10,701	$ 4,624,116
Raytheon Technologies Corp.	81,560	7,740,860
		17,582,583
Air Freight & Logistics 0.9%
Deutsche Post AG (Registered) (Germany)	152,194	6,569,837
United Parcel Service, Inc., Class B	38,551	6,938,409
		13,508,246
Auto Components 0.6%
Bridgestone Corp. (Japan)	130,400	4,772,791
Cie Generale des Etablissements Michelin SCA (France)	33,615	4,155,634
		8,928,425
Automobiles 0.3%
Toyota Motor Corp. (Japan)	230,400	3,926,007
Banks 2.3%
Bank of America Corp.	203,895	7,274,974
JPMorgan Chase & Co.	68,533	8,180,099
PNC Financial Services Group, Inc. (The)	29,909	4,967,885
Royal Bank of Canada (Canada)	89,858	9,075,682
Truist Financial Corp.	89,055	4,305,809
		33,804,449
Beverages 1.4%
Coca-Cola Co. (The)	124,908	8,070,306
Coca-Cola Europacific Partners plc (United Kingdom)	255,309	12,752,684
		20,822,990
Biotechnology 0.9%
AbbVie, Inc.	64,176	9,426,171
Amgen, Inc.	18,329	4,274,139
		13,700,310
Capital Markets 0.3%
Lazard Ltd., Class A (d)	148,791	4,875,881
Chemicals 2.7%
Air Products and Chemicals, Inc.	21,724	5,084,936
BASF SE (Germany) (l)	76,896	4,087,602
Dow, Inc.	78,078	5,192,187
Linde plc (United Kingdom)	29,778	9,289,545
LyondellBasell Industries NV, Class A	46,958	4,978,957
	Shares	Value

Chemicals (continued)
Nutrien Ltd. (Canada)	104,270	$ 10,244,527
		38,877,754
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (l)	10	68
Communications Equipment 1.0%
Cisco Systems, Inc.	291,813	14,293,001
Consumer Finance 0.4%
Ally Financial, Inc.	163,786	6,544,889
Diversified Telecommunication Services 2.6%
AT&T, Inc.	315,261	5,945,822
Deutsche Telekom AG (Registered) (Germany)	666,313	12,273,248
Orange SA (France)	509,217	6,064,861
Telenor ASA (Norway)	347,455	4,902,614
TELUS Corp. (Canada)	193,622	4,844,130
Verizon Communications, Inc.	88,055	4,076,946
		38,107,621
Electric Utilities 2.2%
American Electric Power Co., Inc.	95,029	9,418,324
Duke Energy Corp.	42,124	4,640,380
Entergy Corp.	40,210	4,778,959
Evergy, Inc.	63,927	4,337,447
Fortis, Inc. (Canada)	93,988	4,573,378
NextEra Energy, Inc.	60,415	4,290,673
		32,039,161
Electrical Equipment 2.0%
Eaton Corp. plc	53,571	7,768,866
Emerson Electric Co.	172,936	15,595,369
Hubbell, Inc.	32,893	6,425,976
		29,790,211
Equity Real Estate Investment Trusts 1.6%
American Tower Corp.	17,873	4,307,751
Iron Mountain, Inc.	97,901	5,260,221
Realty Income Corp.	64,959	4,505,556
Welltower, Inc.	53,062	4,818,560
WP Carey, Inc.	56,635	4,574,409
		23,466,497
Food & Staples Retailing 0.6%
Walmart, Inc.	55,732	8,526,439
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Food Products 1.0%
Danone SA (France)	74,494	$ 4,478,390
Nestle SA (Registered) (Switzerland)	47,397	6,119,212
Orkla ASA (Norway) (d)	500,887	4,074,322
		14,671,924
Gas Utilities 0.6%
China Resources Gas Group Ltd. (China)	1,198,000	4,515,860
Snam SpA (Italy)	756,026	4,148,859
		8,664,719
Health Care Equipment & Supplies 0.9%
Medtronic plc	127,002	13,253,929
Health Care Providers & Services 0.5%
UnitedHealth Group, Inc.	13,372	6,800,331
Hotels, Restaurants & Leisure 1.7%
McDonald's Corp.	21,399	5,331,775
Restaurant Brands International, Inc. (Canada)	216,964	12,386,475
Vail Resorts, Inc.	26,396	6,708,807
		24,427,057
Household Durables 0.3%
Leggett & Platt, Inc.	126,040	4,490,805
Household Products 0.3%
Procter & Gamble Co. (The)	29,058	4,665,262
Industrial Conglomerates 0.9%
Honeywell International, Inc.	38,009	7,355,121
Siemens AG (Registered) (Germany)	42,502	5,286,610
		12,641,731
Insurance 3.8%
Allianz SE (Registered) (Germany)	27,113	6,175,398
Arthur J. Gallagher & Co.	47,152	7,944,640
Assicurazioni Generali SpA (Italy) (d)	212,413	4,008,684
AXA SA (France)	180,922	4,790,031
Great-West Lifeco, Inc. (Canada)	150,390	4,148,851
Manulife Financial Corp. (Canada)	313,171	6,123,734
MetLife, Inc.	120,514	7,915,360
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	17,201	4,116,026
	Shares	Value

Insurance (continued)
Tokio Marine Holdings, Inc. (Japan)	74,600	$ 4,025,772
Travelers Cos., Inc. (The)	34,076	5,829,041
		55,077,537
IT Services 1.1%
International Business Machines Corp.	122,048	16,135,966
Leisure Products 0.6%
Hasbro, Inc.	95,376	8,398,810
Machinery 0.5%
Cummins, Inc.	38,698	7,321,275
Media 0.8%
Comcast Corp., Class A	166,689	6,627,555
Omnicom Group, Inc.	62,840	4,784,009
		11,411,564
Multiline Retail 0.8%
B&M European Value Retail SA (United Kingdom)	589,802	3,616,163
Target Corp.	36,096	8,253,350
		11,869,513
Multi-Utilities 1.2%
Ameren Corp.	49,329	4,582,664
National Grid plc (United Kingdom)	291,355	4,331,915
NiSource, Inc.	147,667	4,300,063
WEC Energy Group, Inc.	45,353	4,537,568
		17,752,210
Oil, Gas & Consumable Fuels 2.4%
Chevron Corp.	38,196	5,984,167
Enbridge, Inc. (Canada)	103,020	4,495,622
Enterprise Products Partners LP	322,506	8,356,130
Magellan Midstream Partners LP	98,033	4,749,699
TotalEnergies SE (France)	227,565	11,212,491
		34,798,109
Personal Products 0.3%
Unilever plc (United Kingdom)	93,193	4,328,630
Pharmaceuticals 4.8%
AstraZeneca plc, Sponsored ADR (United Kingdom)	212,264	14,094,330
Bayer AG (Registered) (Germany) (l)	84,308	5,556,968
Eli Lilly and Co.	32,829	9,590,336
GlaxoSmithKline plc	208,298	4,690,264
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay Income Builder Fund

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Johnson & Johnson	30,663	$ 5,533,445
Merck & Co., Inc.	98,270	8,715,566
Novartis AG (Registered) (Switzerland)	74,133	6,558,356
Pfizer, Inc.	80,208	3,935,806
Roche Holding AG (Switzerland)	10,888	4,032,552
Sanofi (France)	74,027	7,791,418
		70,499,041
Professional Services 0.3%
RELX plc (United Kingdom)	147,660	4,402,204
Semiconductors & Semiconductor Equipment 4.5%
Analog Devices, Inc.	100,730	15,550,698
Broadcom, Inc.	32,798	18,182,883
Intel Corp.	134,460	5,861,111
KLA Corp.	28,760	9,181,918
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	96,483	8,966,165
Texas Instruments, Inc.	46,249	7,873,892
		65,616,667
Software 1.1%
Microsoft Corp.	59,467	16,503,282
Specialty Retail 0.6%
Home Depot, Inc. (The)	15,996	4,805,199
Industria de Diseno Textil SA (Spain) (d)	192,220	4,030,844
		8,836,043
Technology Hardware, Storage & Peripherals 1.5%
Apple, Inc.	100,426	15,832,159
Samsung Electronics Co. Ltd., GDR (Republic of Korea)	5,050	6,619,253
		22,451,412
Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	294,748	3,908,358
Tobacco 1.5%
Altria Group, Inc.	113,873	6,327,923
British American Tobacco plc (United Kingdom)	190,851	8,043,046
Philip Morris International, Inc.	69,763	6,976,300
		21,347,269
	Shares	Value

Trading Companies & Distributors 0.5%
MSC Industrial Direct Co., Inc., Class A	92,151	$ 7,635,632
Total Common Stocks (Cost $674,982,188)		786,703,812
Short-Term Investments 3.4%
Affiliated Investment Company 2.1%
MainStay U.S. Government Liquidity Fund, 0.397% (m)	30,304,774	30,304,774
Unaffiliated Investment Companies 1.3%
BlackRock Liquidity FedFund, 0.375% (m)(n)	5,000,000	5,000,000
Invesco Government & Agency Portfolio, 0.419% (m)(n)	13,574,108	13,574,108
Total Unaffiliated Investment Companies (Cost $18,574,108)		18,574,108
Total Short-Term Investments (Cost $48,878,882)		48,878,882
Total Investments (Cost $1,400,766,021)	99.8%	1,459,335,877
Other Assets, Less Liabilities	0.2	3,469,680
Net Assets	100.0%	$ 1,462,805,557

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
(d)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $18,801,563; the total market value of collateral held by the Fund was $19,763,770. The market value of the collateral held included non-cash collateral in the form of
U.S. Treasury securities with a value of $1,189,662. The Fund received cash collateral with a value of $18,574,108. (See Note 2(L))

(e)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2022.
(f)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(g)
Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $536,900, which represented less than one-tenth of a percent of the Fund’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
(h)
Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(j)
Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30,
2022.

(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(l)	Non-income producing security.
(m)	Current yield as of April 30, 2022.
(n)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 87,328	$ 364,906	$ (421,929)	$ —	$ —	$ 30,305	$ 6	$ —	30,305
Foreign Currency Forward Contracts
As of April 30, 2022, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,341,000	USD	3,538,603	JPMorgan Chase Bank N.A.	8/2/22	$ 3,347
GBP	32,460,000	USD	40,650,794	JPMorgan Chase Bank N.A.	8/2/22	184,905
USD	16,557,107	AUD	23,293,000	JPMorgan Chase Bank N.A.	5/6/22	98,719
USD	39,584,264	JPY	5,081,523,000	JPMorgan Chase Bank N.A.	5/6/22	424,168
Total Unrealized Appreciation						711,139
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay Income Builder Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	23,293,000	USD	16,639,797	JPMorgan Chase Bank N.A.	5/6/22	$ (181,409)
AUD	23,293,000	USD	16,579,492	JPMorgan Chase Bank N.A.	8/2/22	(95,741)
EUR	2,351,000	USD	2,659,635	JPMorgan Chase Bank N.A.	5/6/22	(179,160)
EUR	990,000	USD	1,124,678	JPMorgan Chase Bank N.A.	5/6/22	(80,156)
GBP	30,915,000	USD	41,696,019	JPMorgan Chase Bank N.A.	5/6/22	(2,822,191)
GBP	1,545,000	USD	2,098,476	JPMorgan Chase Bank N.A.	5/6/22	(155,728)
JPY	5,081,523,000	USD	44,682,314	JPMorgan Chase Bank N.A.	5/6/22	(5,522,218)
JPY	5,081,523,000	USD	39,732,426	JPMorgan Chase Bank N.A.	8/2/22	(410,885)
USD	3,522,082	EUR	3,341,000	JPMorgan Chase Bank N.A.	5/6/22	(2,914)
USD	40,634,045	GBP	32,460,000	JPMorgan Chase Bank N.A.	5/6/22	(182,532)
Total Unrealized Depreciation						(9,632,934)
Net Unrealized Depreciation						$ (8,921,795)

1.
Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
EURO STOXX 50 Index	438	June 2022	$ 16,884,804	$ 17,262,864	$ 378,060
FTSE 100 Index	100	June 2022	8,926,980	9,447,222	520,242
Russell 2000 E-Mini Index	451	June 2022	44,517,082	41,972,315	(2,544,767)
S&P 500 E-Mini Index	492	June 2022	105,785,418	101,536,500	(4,248,918)
U.S. Treasury 2 Year Notes	304	June 2022	64,826,941	64,087,000	(739,941)
U.S. Treasury 5 Year Notes	339	June 2022	39,122,525	38,195,766	(926,759)
U.S. Treasury 10 Year Notes	566	June 2022	69,230,534	67,442,437	(1,788,097)
U.S. Treasury Long Bonds	185	June 2022	28,077,717	26,027,187	(2,050,530)
U.S. Treasury Ultra Bonds	166	June 2022	30,594,044	26,632,625	(3,961,419)
XAE Energy Index	194	June 2022	15,213,480	15,211,540	(1,940)
XAF Financial Index	43	June 2022	4,896,088	4,564,988	(331,100)
XAI E-Mini Industrial Equity Index	477	June 2022	47,103,750	45,687,060	(1,416,690)
Yen Denominated Nikkei 225 Index	434	June 2022	42,678,091	44,695,897	2,017,806
Total Long Contracts					(15,094,053)
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(229)	June 2022	(30,111,763)	(29,541,000)	570,763
Net Unrealized Depreciation					$ (14,523,290)

1.	As of April 30, 2022, cash in the amount of $21,501,247 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
FTSE—Financial Times Stock Exchange
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
GBP—British Pound Sterling
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay Income Builder Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 58,573,290	$ —	$ 58,573,290
Corporate Bonds	—	363,112,028	—	363,112,028
Foreign Government Bonds	—	13,145,004	—	13,145,004
Loan Assignments	—	10,035,580	—	10,035,580
Mortgage-Backed Securities	—	119,186,425	—	119,186,425
Municipal Bond	—	2,132,035	—	2,132,035
U.S. Government & Federal Agencies	—	57,568,821	—	57,568,821
Total Long-Term Bonds	—	623,753,183	—	623,753,183
Common Stocks
Aerospace & Defense	12,364,976	5,217,607	—	17,582,583
Air Freight & Logistics	6,938,409	6,569,837	—	13,508,246
Auto Components	—	8,928,425	—	8,928,425
Automobiles	—	3,926,007	—	3,926,007
Chemicals	34,790,152	4,087,602	—	38,877,754
Diversified Telecommunication Services	14,866,898	23,240,723	—	38,107,621
Food Products	—	14,671,924	—	14,671,924
Gas Utilities	—	8,664,719	—	8,664,719
Industrial Conglomerates	7,355,121	5,286,610	—	12,641,731
Insurance	31,961,626	23,115,911	—	55,077,537
Multiline Retail	8,253,350	3,616,163	—	11,869,513
Multi-Utilities	13,420,295	4,331,915	—	17,752,210
Oil, Gas & Consumable Fuels	23,585,618	11,212,491	—	34,798,109
Personal Products	—	4,328,630	—	4,328,630
Pharmaceuticals	41,869,483	28,629,558	—	70,499,041
Professional Services	—	4,402,204	—	4,402,204
Specialty Retail	4,805,199	4,030,844	—	8,836,043
Technology Hardware, Storage & Peripherals	15,832,159	6,619,253	—	22,451,412
Tobacco	13,304,223	8,043,046	—	21,347,269
All Other Industries	378,432,834	—	—	378,432,834
Total Common Stocks	607,780,343	178,923,469	—	786,703,812
Short-Term Investments
Affiliated Investment Company	30,304,774	—	—	30,304,774
Unaffiliated Investment Companies	18,574,108	—	—	18,574,108
Total Short-Term Investments	48,878,882	—	—	48,878,882
Total Investments in Securities	656,659,225	802,676,652	—	1,459,335,877
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	711,139	—	711,139
Futures Contracts	3,486,871	—	—	3,486,871
Total Other Financial Instruments	3,486,871	711,139	—	4,198,010
Total Investments in Securities and Other Financial Instruments	$ 660,146,096	$ 803,387,791	$ —	$ 1,463,533,887
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (9,632,934)	$ —	$ (9,632,934)
Futures Contracts	(18,010,161)	—	—	(18,010,161)
Total Other Financial Instruments	$ (18,010,161)	$ (9,632,934)	$ —	$ (27,643,095)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay Income Builder Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,370,461,247) including securities on loan of $18,801,563	$1,429,031,103
Investment in affiliated investment companies, at value (identified cost $30,304,774)	30,304,774
Cash	169,512
Cash denominated in foreign currencies (identified cost $86,543)	84,144
Cash collateral on deposit at broker for futures contracts	21,501,247
Receivables:
Investment securities sold	24,079,900
Dividends and interest	7,306,565
Fund shares sold	990,184
Securities lending	18,264
Unrealized appreciation on foreign currency forward contracts	711,139
Other assets	151,253
Total assets	1,514,348,085
Liabilities
Cash collateral received for securities on loan	18,574,108
Payables:
Investment securities purchased	11,953,710
Variation margin on futures contracts	8,426,519
Fund shares redeemed	1,327,195
Manager (See Note 3)	777,066
Transfer agent (See Note 3)	324,928
NYLIFE Distributors (See Note 3)	277,345
Custodian	39,391
Professional fees	14,154
Shareholder communication	5,349
Trustees	2,731
Accrued expenses	567
Distributions payable	186,531
Unrealized depreciation on foreign currency forward contracts	9,632,934
Total liabilities	51,542,528
Net assets	$1,462,805,557
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$784,777
Additional paid-in-capital	1,449,276,815
1,450,061,592
Total distributable earnings (loss)	12,743,965
Net assets	$1,462,805,557
Class A
Net assets applicable to outstanding shares	$754,198,305
Shares of beneficial interest outstanding	40,648,669
Net asset value per share outstanding	$18.55
Maximum sales charge (3.00% of offering price)	0.57
Maximum offering price per share outstanding	$19.12
Investor Class
Net assets applicable to outstanding shares	$67,328,529
Shares of beneficial interest outstanding	3,624,967
Net asset value per share outstanding	$18.57
Maximum sales charge (2.50% of offering price)	0.48
Maximum offering price per share outstanding	$19.05
Class B
Net assets applicable to outstanding shares	$11,965,312
Shares of beneficial interest outstanding	639,434
Net asset value and offering price per share outstanding	$18.71
Class C
Net assets applicable to outstanding shares	$102,174,077
Shares of beneficial interest outstanding	5,471,881
Net asset value and offering price per share outstanding	$18.67
Class I
Net assets applicable to outstanding shares	$424,203,135
Shares of beneficial interest outstanding	22,605,487
Net asset value and offering price per share outstanding	$18.77
Class R2
Net assets applicable to outstanding shares	$2,636,634
Shares of beneficial interest outstanding	142,121
Net asset value and offering price per share outstanding	$18.55
Class R3
Net assets applicable to outstanding shares	$2,161,163
Shares of beneficial interest outstanding	116,493
Net asset value and offering price per share outstanding	$18.55
Class R6
Net assets applicable to outstanding shares	$98,104,321
Shares of beneficial interest outstanding	5,226,835
Net asset value and offering price per share outstanding	$18.77
SIMPLE Class
Net assets applicable to outstanding shares	$34,081
Shares of beneficial interest outstanding	1,835
Net asset value and offering price per share outstanding	$18.57
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$11,900,056
Dividends-unaffiliated (net of foreign tax withholding of $482,434)	11,714,858
Securities lending	57,389
Dividends-affiliated	6,094
Total income	23,678,397
Expenses
Manager (See Note 3)	4,899,303
Distribution/Service—Class A (See Note 3)	1,003,038
Distribution/Service—Investor Class (See Note 3)	92,218
Distribution/Service—Class B (See Note 3)	73,139
Distribution/Service—Class C (See Note 3)	599,325
Distribution/Service—Class R2 (See Note 3)	3,541
Distribution/Service—Class R3 (See Note 3)	5,409
Distribution/Service—SIMPLE Class (See Note 3)	85
Transfer agent (See Note 3)	837,968
Registration	79,239
Professional fees	78,663
Shareholder communication	66,615
Custodian	50,546
Trustees	17,249
Shareholder service (See Note 3)	2,498
Miscellaneous	52,408
Total expenses	7,861,244
Net investment income (loss)	15,817,153
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	18,117,310
Futures transactions	(23,904,961)
Foreign currency transactions	(319,002)
Foreign currency forward transactions	(6,480,494)
Net realized gain (loss)	(12,587,147)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(121,227,702)
Futures contracts	(22,872,258)
Foreign currency forward contracts	(5,446,177)
Translation of other assets and liabilities in foreign currencies	(1,512,906)
Net change in unrealized appreciation (depreciation)	(151,059,043)
Net realized and unrealized gain (loss)	(163,646,190)
Net increase (decrease) in net assets resulting from operations	$(147,829,037)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay Income Builder Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,817,153	$32,924,972
Net realized gain (loss)	(12,587,147)	123,184,175
Net change in unrealized appreciation (depreciation)	(151,059,043)	123,462,686
Net increase (decrease) in net assets resulting from operations	(147,829,037)	279,571,833
Distributions to shareholders:
Class A	(51,087,163)	(18,176,751)
Investor Class	(4,730,846)	(1,829,216)
Class B	(904,186)	(282,317)
Class C	(7,368,896)	(2,183,521)
Class I	(30,893,904)	(13,104,698)
Class R2	(182,013)	(74,013)
Class R3	(127,666)	(40,509)
Class R6	(6,873,259)	(2,830,897)
SIMPLE Class	(2,144)	(545)
Total distributions to shareholders	(102,170,077)	(38,522,467)
Capital share transactions:
Net proceeds from sales of shares	114,567,123	258,084,982
Net asset value of shares issued to shareholders in reinvestment of distributions	94,712,872	35,293,233
Cost of shares redeemed	(162,782,369)	(298,729,082)
Increase (decrease) in net assets derived from capital share transactions	46,497,626	(5,350,867)
Net increase (decrease) in net assets	(203,501,488)	235,698,499
Net Assets
Beginning of period	1,666,307,045	1,430,608,546
End of period	$1,462,805,557	$1,666,307,045
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$21.75	$18.61	$19.96	$18.51	$19.97	$18.30
Net investment income (loss) (a)	0.20	0.43	0.44	0.54	0.52	0.48
Net realized and unrealized gain (loss)	(2.06)	3.22	(0.61)	1.79	(0.97)	1.74
Total from investment operations	(1.86)	3.65	(0.17)	2.33	(0.45)	2.22
Less distributions:
From net investment income	(0.20)	(0.51)	(0.42)	(0.56)	(0.52)	(0.55)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(1.34)	(0.51)	(1.18)	(0.88)	(1.01)	(0.55)
Net asset value at end of period	$18.55	$21.75	$18.61	$19.96	$18.51	$19.97
Total investment return (b)	(9.09)%	19.74%	(0.90)%	13.09%	(2.38)%	12.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%††	2.04%	2.32%	2.83%	2.72%	2.52%
Net expenses (c)	0.99%††	0.99%	1.02%	1.02%	1.01%	1.01%
Portfolio turnover rate	34%	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of period (in 000’s)	$754,198	$818,764	$638,250	$625,049	$571,206	$652,333

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$21.77	$18.62	$19.98	$18.52	$19.99	$18.31
Net investment income (loss) (a)	0.18	0.40	0.41	0.51	0.50	0.47
Net realized and unrealized gain (loss)	(2.06)	3.22	(0.62)	1.80	(0.98)	1.73
Total from investment operations	(1.88)	3.62	(0.21)	2.31	(0.48)	2.20
Less distributions:
From net investment income	(0.18)	(0.47)	(0.39)	(0.53)	(0.50)	(0.52)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(1.32)	(0.47)	(1.15)	(0.85)	(0.99)	(0.52)
Net asset value at end of period	$18.57	$21.77	$18.62	$19.98	$18.52	$19.99
Total investment return (b)	(9.17)%	19.56%	(1.11)%	12.98%	(2.56)%	12.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%††	1.88%	2.16%	2.70%	2.59%	2.45%
Net expenses (c)	1.18%††	1.18%	1.17%	1.16%	1.13%	1.14%
Expenses (before waiver/reimbursement) (c)	1.18%††	1.18%	1.17%	1.17%	1.14%	1.14%
Portfolio turnover rate	34%	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of period (in 000's)	$67,329	$77,887	$79,992	$88,050	$85,132	$94,000

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$21.93	$18.75	$20.11	$18.64	$20.10	$18.40
Net investment income (loss) (a)	0.11	0.24	0.27	0.37	0.36	0.32
Net realized and unrealized gain (loss)	(2.08)	3.25	(0.62)	1.81	(0.98)	1.74
Total from investment operations	(1.97)	3.49	(0.35)	2.18	(0.62)	2.06
Less distributions:
From net investment income	(0.11)	(0.31)	(0.25)	(0.39)	(0.35)	(0.36)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(1.25)	(0.31)	(1.01)	(0.71)	(0.84)	(0.36)
Net asset value at end of period	$18.71	$21.93	$18.75	$20.11	$18.64	$20.10
Total investment return (b)	(9.54)%	18.69%	(1.84)%	12.11%	(3.22)%	11.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%††	1.13%	1.42%	1.96%	1.85%	1.67%
Net expenses (c)	1.93%††	1.93%	1.92%	1.91%	1.88%	1.89%
Expenses (before waiver/reimbursement) (c)	1.93%††	1.93%	1.92%	1.92%	1.89%	1.89%
Portfolio turnover rate	34%	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of period (in 000’s)	$11,965	$16,789	$19,409	$26,396	$30,343	$39,475

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$21.88	$18.71	$20.07	$18.60	$20.07	$18.37
Net investment income (loss) (a)	0.11	0.24	0.27	0.37	0.36	0.32
Net realized and unrealized gain (loss)	(2.07)	3.24	(0.62)	1.81	(0.99)	1.74
Total from investment operations	(1.96)	3.48	(0.35)	2.18	(0.63)	2.06
Less distributions:
From net investment income	(0.11)	(0.31)	(0.25)	(0.39)	(0.35)	(0.36)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(1.25)	(0.31)	(1.01)	(0.71)	(0.84)	(0.36)
Net asset value at end of period	$18.67	$21.88	$18.71	$20.07	$18.60	$20.07
Total investment return (b)	(9.51)%	18.68%	(1.85)%	12.13%	(3.28)%	11.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%††	1.13%	1.42%	1.95%	1.85%	1.65%
Net expenses (c)	1.93%††	1.93%	1.92%	1.91%	1.88%	1.89%
Expenses (before waiver/reimbursement) (c)	1.93%††	1.93%	1.92%	1.92%	1.89%	1.89%
Portfolio turnover rate	34%	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of period (in 000’s)	$102,174	$132,596	$148,220	$191,737	$212,400	$266,592

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

38	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$21.99	$18.80	$20.16	$18.68	$20.15	$18.46
Net investment income (loss) (a)	0.23	0.49	0.49	0.59	0.58	0.54
Net realized and unrealized gain (loss)	(2.08)	3.26	(0.62)	1.82	(0.99)	1.75
Total from investment operations	(1.85)	3.75	(0.13)	2.41	(0.41)	2.29
Less distributions:
From net investment income	(0.23)	(0.56)	(0.47)	(0.61)	(0.57)	(0.60)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(1.37)	(0.56)	(1.23)	(0.93)	(1.06)	(0.60)
Net asset value at end of period	$18.77	$21.99	$18.80	$20.16	$18.68	$20.15
Total investment return (b)	(8.97)%	20.10%	(0.69)%	13.41%	(2.17)%	12.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.23%††	2.30%	2.57%	3.09%	3.03%	2.77%
Net expenses (c)	0.74%††	0.74%	0.77%	0.77%	0.76%	0.76%
Portfolio turnover rate	34%	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of period (in 000’s)	$424,203	$505,806	$448,922	$484,614	$499,675	$766,054

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$21.75	$18.61	$19.95	$18.50	$19.96	$18.29
Net investment income (loss) (a)	0.19	0.41	0.42	0.52	0.50	0.46
Net realized and unrealized gain (loss)	(2.06)	3.22	(0.59)	1.79	(0.97)	1.74
Total from investment operations	(1.87)	3.63	(0.17)	2.31	(0.47)	2.20
Less distributions:
From net investment income	(0.19)	(0.49)	(0.41)	(0.54)	(0.50)	(0.53)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(1.33)	(0.49)	(1.17)	(0.86)	(0.99)	(0.53)
Net asset value at end of period	$18.55	$21.75	$18.61	$19.95	$18.50	$19.96
Total investment return (b)	(9.13)%	19.68%	(1.00)%	12.98%	(2.48)%	12.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%††	1.96%	2.21%	2.77%	2.61%	2.36%
Net expenses (c)	1.09%††	1.09%	1.11%	1.12%	1.11%	1.11%
Portfolio turnover rate	34%	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of period (in 000’s)	$2,637	$2,961	$3,044	$2,524	$3,587	$4,409

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$21.75	$18.61	$19.96	$18.51	$19.97	$18.30
Net investment income (loss) (a)	0.17	0.36	0.37	0.45	0.42	0.42
Net realized and unrealized gain (loss)	(2.06)	3.22	(0.60)	1.82	(0.94)	1.73
Total from investment operations	(1.89)	3.58	(0.23)	2.27	(0.52)	2.15
Less distributions:
From net investment income	(0.17)	(0.44)	(0.36)	(0.50)	(0.45)	(0.48)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	(0.49)	—
Total distributions	(1.31)	(0.44)	(1.12)	(0.82)	(0.94)	(0.48)
Net asset value at end of period	$18.55	$21.75	$18.61	$19.96	$18.51	$19.97
Total investment return (b)	(9.29)%	19.39%	(1.24)%	12.70%	(2.73)%	11.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%††	1.70%	1.97%	2.34%	2.19%	2.16%
Net expenses (c)	1.34%††	1.34%	1.37%	1.36%	1.35%	1.36%
Portfolio turnover rate	34%	57%(d)	65%(d)	62%(d)	44%(d)	29%
Net assets at end of period (in 000’s)	$2,161	$2,088	$1,196	$590	$136	$201

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

40	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,			February 28, 2018^ through October 31, 2018
Class R6		2021	2020	2019
Net asset value at beginning of period	$21.99	$18.80	$20.16	$18.68	$19.19
Net investment income (loss) (a)	0.24	0.51	0.51	0.61	0.33
Net realized and unrealized gain (loss)	(2.08)	3.26	(0.62)	1.82	(0.44)
Total from investment operations	(1.84)	3.77	(0.11)	2.43	(0.11)
Less distributions:
From net investment income	(0.24)	(0.58)	(0.49)	(0.63)	(0.40)
From net realized gain on investments	(1.14)	—	(0.76)	(0.32)	—
Total distributions	(1.38)	(0.58)	(1.25)	(0.95)	(0.40)
Net asset value at end of period	$18.77	$21.99	$18.80	$20.16	$18.68
Total investment return (b)	(8.93)%	20.20%	(0.60)%	13.52%	(0.61)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30%††	2.38%	2.67%	3.18%	2.55%††
Net expenses (c)	0.66%††	0.66%	0.67%	0.67%	0.66%††
Portfolio turnover rate	34%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of period (in 000’s)	$98,104	$109,387	$91,551	$101,685	$94,869

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$21.78	$18.62	$19.33
Net investment income (loss) (a)	0.16	0.34	0.04
Net realized and unrealized gain (loss)	(2.07)	3.24	(0.69)
Total from investment operations	(1.91)	3.58	(0.65)
Less distributions:
From net investment income	(0.16)	(0.42)	(0.06)
From net realized gain on investments	(1.14)	—	—
Total distributions	(1.30)	(0.42)	(0.06)
Net asset value at end of period	$18.57	$21.78	$18.62
Total investment return (b)	(9.28)%	19.26%	(3.39)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%††	1.61%	1.62%
Net expenses (c)	1.43%††	1.43%	1.43%
Portfolio turnover rate	34%	57%(d)	65%(d)
Net assets at end of period (in 000’s)	$34	$29	$24

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rates not including mortgage dollar rolls were 56% and 62% for the years ended October 31, 2021 and 2020 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

42	MainStay Income Builder Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Income Builder Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	December 29, 1987
Class C	September 1, 1998
Class I	January 2, 2004
Class R2	February 27, 2015
Class R3	February 29, 2016
Class R6	February 28, 2018
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisors (as
43

Notes to Financial Statements (Unaudited) (continued)
defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security's market

44	MainStay Income Builder Fund

value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized
45

Notes to Financial Statements (Unaudited) (continued)
cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2022, is accreted daily based on the effective interest method.

46	MainStay Income Builder Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
47

Notes to Financial Statements (Unaudited) (continued)
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2022, the Fund did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities

48	MainStay Income Builder Fund

loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(M) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(O) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(P) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate
49

Notes to Financial Statements (Unaudited) (continued)
calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(Q) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(R) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into Treasury futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund.
Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$—	$2,916,108	$570,763	$3,486,871
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	711,139	—	—	711,139
Total Fair Value	$711,139	$2,916,108	$570,763	$4,198,010

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the
Statement of Assets and Liabilities.

50	MainStay Income Builder Fund

Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$—	$(8,543,415)	$(9,466,746)	$(18,010,161)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(9,632,934)	—	—	(9,632,934)
Total Fair Value	$(9,632,934)	$(8,543,415)	$(9,466,746)	$(27,643,095)

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the
Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$—	$(15,547,831)	$(8,357,130)	$(23,904,961)
Forward Contracts	(6,480,494)	—	—	(6,480,494)
Total Net Realized Gain (Loss)	$(6,480,494)	$(15,547,831)	$(8,357,130)	$(30,385,455)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$—	$(14,487,958)	$(8,384,300)	$(22,872,258)
Forward Contracts	(5,446,177)	—	—	(5,446,177)
Total Net Change in Unrealized Appreciation (Depreciation)	$(5,446,177)	$(14,487,958)	$(8,384,300)	$(28,318,435)

Average Notional Amount	Total
Futures Contracts Long	$565,374,117
Futures Contracts Short	$(59,236,401)
Forward Contracts Long	$165,277,212
Forward Contracts Short (a)	$(97,615,127)

(a)	Positions were open three months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2022, the effective management fee rate was 0.61%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
In addition, New York Life Investments waived fees and/or reimbursed expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other
51

Notes to Financial Statements (Unaudited) (continued)
transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $4,899,303 and paid MacKay Shields and Epoch fees of $1,270,568 and $1,219,891, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R2	$1,416
Class R3	1,082
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $27,979 and $2,896, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2022, of $14,546, $6, $1,879 and $3,056, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and

52	MainStay Income Builder Fund

any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$346,991	$—
Investor Class	99,868	—
Class B	19,862	—
Class C	162,518	—
Class I	204,413	—
Class R2	1,225	—
Class R3	937	—
Class R6	2,108	—
SIMPLE Class	46	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$33,195	1.3%
Class R6	95,106,007	96.9
SIMPLE Class	26,100	76.6
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,400,458,604	$138,936,783	$(80,059,510)	$58,877,273
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$38,522,467

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of U.S. government securities were $95,554 and $128,998, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $416,801 and $418,062, respectively.
53

Notes to Financial Statements (Unaudited) (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	3,423,629	$69,843,895
Shares issued to shareholders in reinvestment of distributions	2,373,372	48,634,429
Shares redeemed	(3,002,403)	(60,895,012)
Net increase (decrease) in shares outstanding before conversion	2,794,598	57,583,312
Shares converted into Class A (See Note 1)	218,153	4,445,315
Shares converted from Class A (See Note 1)	(889)	(17,040)
Net increase (decrease)	3,011,862	$62,011,587
Year ended October 31, 2021:
Shares sold	6,718,778	$142,135,384
Shares issued to shareholders in reinvestment of distributions	822,923	17,256,179
Shares redeemed	(5,138,682)	(108,230,051)
Net increase (decrease) in shares outstanding before conversion	2,403,019	51,161,512
Shares converted into Class A (See Note 1)	947,002	19,889,012
Shares converted from Class A (See Note 1)	(12,521)	(262,968)
Net increase (decrease)	3,337,500	$70,787,556

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	78,532	$1,605,363
Shares issued to shareholders in reinvestment of distributions	229,575	4,711,408
Shares redeemed	(143,482)	(2,918,647)
Net increase (decrease) in shares outstanding before conversion	164,625	3,398,124
Shares converted into Investor Class (See Note 1)	24,069	487,944
Shares converted from Investor Class (See Note 1)	(140,673)	(2,887,371)
Net increase (decrease)	48,021	$998,697
Year ended October 31, 2021:
Shares sold	223,896	$4,726,482
Shares issued to shareholders in reinvestment of distributions	86,505	1,810,808
Shares redeemed	(321,356)	(6,764,643)
Net increase (decrease) in shares outstanding before conversion	(10,955)	(227,353)
Shares converted into Investor Class (See Note 1)	67,450	1,433,967
Shares converted from Investor Class (See Note 1)	(774,517)	(16,270,731)
Net increase (decrease)	(718,022)	$(15,064,117)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	9,052	$187,554
Shares issued to shareholders in reinvestment of distributions	35,097	727,202
Shares redeemed	(114,606)	(2,332,440)
Net increase (decrease) in shares outstanding before conversion	(70,457)	(1,417,684)
Shares converted from Class B (See Note 1)	(55,744)	(1,136,296)
Net increase (decrease)	(126,201)	$(2,553,980)
Year ended October 31, 2021:
Shares sold	19,890	$424,962
Shares issued to shareholders in reinvestment of distributions	10,799	226,696
Shares redeemed	(179,895)	(3,820,460)
Net increase (decrease) in shares outstanding before conversion	(149,206)	(3,168,802)
Shares converted from Class B (See Note 1)	(120,192)	(2,566,421)
Net increase (decrease)	(269,398)	$(5,735,223)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	146,033	$3,017,683
Shares issued to shareholders in reinvestment of distributions	342,241	7,073,624
Shares redeemed	(1,030,866)	(20,996,074)
Net increase (decrease) in shares outstanding before conversion	(542,592)	(10,904,767)
Shares converted from Class C (See Note 1)	(44,964)	(909,592)
Net increase (decrease)	(587,556)	$(11,814,359)
Year ended October 31, 2021:
Shares sold	430,737	$9,167,564
Shares issued to shareholders in reinvestment of distributions	99,113	2,076,448
Shares redeemed	(2,273,458)	(48,234,588)
Net increase (decrease) in shares outstanding before conversion	(1,743,608)	(36,990,576)
Shares converted from Class C (See Note 1)	(117,199)	(2,478,192)
Net increase (decrease)	(1,860,807)	$(39,468,768)

54	MainStay Income Builder Fund

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,661,144	$34,120,241
Shares issued to shareholders in reinvestment of distributions	1,287,115	26,664,428
Shares redeemed	(3,348,410)	(68,706,696)
Net increase (decrease) in shares outstanding before conversion	(400,151)	(7,922,027)
Shares converted into Class I (See Note 1)	879	17,040
Net increase (decrease)	(399,272)	$(7,904,987)
Year ended October 31, 2021:
Shares sold	4,197,725	$89,307,598
Shares issued to shareholders in reinvestment of distributions	523,290	11,087,943
Shares redeemed	(5,605,451)	(118,883,473)
Net increase (decrease) in shares outstanding before conversion	(884,436)	(18,487,932)
Shares converted into Class I (See Note 1)	12,027	255,333
Net increase (decrease)	(872,409)	$(18,232,599)

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	7,353	$149,809
Shares issued to shareholders in reinvestment of distributions	2,466	50,517
Shares redeemed	(3,830)	(77,942)
Net increase (decrease)	5,989	$122,384
Year ended October 31, 2021:
Shares sold	11,932	$250,387
Shares issued to shareholders in reinvestment of distributions	1,273	26,494
Shares redeemed	(40,653)	(863,142)
Net increase (decrease)	(27,448)	$(586,261)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	19,709	$399,919
Shares issued to shareholders in reinvestment of distributions	6,163	126,314
Shares redeemed	(5,337)	(107,958)
Net increase (decrease)	20,535	$418,275
Year ended October 31, 2021:
Shares sold	54,676	$1,117,408
Shares issued to shareholders in reinvestment of distributions	1,901	39,796
Shares redeemed	(24,888)	(524,738)
Net increase (decrease)	31,689	$632,466

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	255,697	$5,233,089
Shares issued to shareholders in reinvestment of distributions	324,614	6,722,806
Shares redeemed	(327,577)	(6,746,680)
Net increase (decrease)	252,734	$5,209,215
Year ended October 31, 2021:
Shares sold	514,043	$10,955,197
Shares issued to shareholders in reinvestment of distributions	130,575	2,768,324
Shares redeemed	(538,974)	(11,407,987)
Net increase (decrease)	105,644	$2,315,534

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	452	$9,570
Shares issued to shareholders in reinvestment of distributions	104	2,144
Shares redeemed	(44)	(920)
Net increase (decrease)	512	$10,794
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	26	$545
Net increase (decrease)	26	$545
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
55

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, MacKay and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments, MacKay and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments, MacKay and Epoch personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, MacKay and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, MacKay and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

56	MainStay Income Builder Fund

Investments, MacKay and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay and Epoch, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and Epoch and ongoing analysis of, and interactions with, MacKay and Epoch with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s and Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv)
legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay and Epoch provide to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s and Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and Epoch and New York Life Investments’, MacKay’s and Epoch’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, MacKay and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s and Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered
57

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay and Epoch as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate. The Board considered that Epoch’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, MacKay and Epoch and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay, and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board also considered the financial resources of New York Life Investments, MacKay and Epoch and acknowledged that New York Life Investments, MacKay and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay and Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay and Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products that represents a conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific

58	MainStay Income Builder Fund

investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay and Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and
59

Board Consideration and Approval of Management Agreement and Subadvisory Agreements (Unaudited) (continued)
accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

60	MainStay Income Builder Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
61

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

62	MainStay Income Builder Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2. This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4. Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5.  An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1738551MS086-22
MSIB10-06/22
(NYLIM) NL216

MainStay MacKay Convertible Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/3/1995	-13.66%	-9.92%	10.10%	9.84%	0.92%
		Excluding sales charges		-8.64	-4.68	11.35	10.47	0.92
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-13.26	-9.58	9.92	9.65	1.13
		Excluding sales charges		-8.69	-4.83	11.17	10.27	1.13
Class B Shares[4]	Maximum 5% CDSC	With sales charges	5/1/1986	-12.72	-9.38	10.06	9.44	1.88
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-9.04	-5.56	10.33	9.44	1.88
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-9.79	-6.33	10.33	9.44	1.88
	if Redeemed Within One Year of Purchase	Excluding sales charges		-9.06	-5.57	10.33	9.44	1.88
Class I Shares	No Sales Charge		11/28/2008	-8.47	-4.37	11.75	10.81	0.67

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[2]	-15.19%	-11.44%	12.47%	11.47%
Morningstar Convertibles Category Average[3]	-13.25	-11.00	9.99	8.93

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The ICE BofA U.S. Convertible Index is the Fund’s primary broad–based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$913.60	$4.32	$1,020.28	$4.56	0.91%
Investor Class Shares	$1,000.00	$913.10	$5.27	$1,019.29	$5.56	1.11%
Class B Shares	$1,000.00	$909.60	$8.81	$1,015.57	$9.30	1.86%
Class C Shares	$1,000.00	$909.40	$8.81	$1,015.57	$9.30	1.86%
Class I Shares	$1,000.00	$915.30	$2.90	$1,021.77	$3.06	0.61%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	EQT Corp., 1.75%, due 5/1/26
2.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
3.	Anthem, Inc., 2.75%, due 10/15/42
4.	Danaher Corp.
5.	NICE Ltd., (zero coupon), due 9/15/25
6.	Palo Alto Networks, Inc., 0.375%-0.75%, due 7/1/23–6/1/25
7.	Southwest Airlines Co., 1.25%, due 5/1/25
8.	BioMarin Pharmaceutical, Inc., 1.25%, due 5/15/27
9.	Microchip Technology, Inc., 0.125%, due 11/15/24
10.	Chart Industries, Inc., 1.00%, due 11/15/24

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay MacKay Convertible Fund returned −8.47%, outperforming the −15.19% return of the Fund’s benchmark, the ICE BofA U.S. Convertible Index (the "Index"). Over the same period, Class I shares also outperformed the −13.25% return of the Morningstar Convertibles Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index largely due to overweight exposure to the energy sector and underweight exposure to numerous, richly valued securities in the information technology, consumer discretionary and alternative energy sectors. Our investment process, which generally favors more valued-oriented companies based on their free-cash-flow profile, helped us avoid many of the market’s most richly valued sectors, while identifying winners in the energy sector.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
The Fund’s relative performance was aided by its underweighted exposure to richly-valued information technology companies that had a large presence in the U.S. convertible market and were vulnerable to sharp declines as interest rates rose.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Relative to the Index, the sectors making the strongest positive contributions to the Fund’s performance were energy, consumer discretionary and information technology. (Contributions take weightings and total returns into account.) Only two sectors, industrials and transportation, detracted from performance relative to the Index. All other sectors produced positive results.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The Fund’s three best-performing individual holdings during the reporting period included the convertible bonds of EQT, Pioneer Natural Resources and Anthem. EQT, an Appalachian natural gas producer, rose sharply as the price of natural gas soared due to a colder than normal winter in the United States. In addition, shipments of liquified natural gas to Asia and Europe increased as countries in those regions sought alternative sources of fuel to offset lost supply from Russia. The convertible bonds of petroleum producer Pioneer Natural Resources rose as the company benefited from elevated crude oil prices. Prices for crude oil approached record highs, with inventories well-below historical averages due to a shortfall in U.S. production and elevated demand as most global pandemic-related lockdowns ended. The convertible bonds of health insurer Anthem rose as the company exceeded earnings estimates due to strong membership growth and below-average medical claims.
During the same period, the most significant detractors from the Fund’s absolute performance were convertible preferred shares of Danaher, and the convertible bonds of Match Group and Snap. The convertible preferred shares of laboratory and testing company Danaher fell despite the company’s better-than-expected first-quarter 2022 earnings. Investors likely remained concerned that Danaher’s testing business may experience a slowdown as COVID-19 testing tapers off. The convertible bonds of media company Match Group fell as the company reported a slowdown in new users of its dating and other media sites. The convertible bonds of Snap, owner of Snapchat, fell as revenue and earnings growth proved inconsistent and as investors generally soured on richly valued technology and media securities.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included new positions in the convertible bonds of Dropbox and MGP Ingredients. The position in software developer Dropbox reflected the company’s attractive valuation based on its free cash flow profile. The Fund purchased the convertible bonds of distillers MGP Ingredients when the company offered convertible bonds in an initial public offering. The Fund subsequently added to the position in the months following the offering. The Fund also increased its holding of Uber Technologies, as we believe the company’s convertible bonds offer a measure of downside protection following the stock’s decline, particularly with the company claiming to be on the cusp of generating free cash flow.
During the same period, we trimmed the Fund’s holdings of the convertible bonds of solar inverter developer SolarEdge and medical device company Dexcom as the shares of both companies appeared fully valued. The Fund completely exited its position in the convertible bonds of website creation software developer Wix.com based on the belief that fundamentals for the company were deteriorating. We also sold the Fund’s entire position in the convertible preferred shares of chemical company LyondellBasell due to concerns about the liquidity of the securities following the company’s acquisition of specialty chemical manufacturer A. Shulman, the original issuer of the securities.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to the consumer staples, energy and real estate sectors. During the same period, the Fund reduced its exposure to the communication services, industrials and consumer discretionary sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held overweight exposure to the energy, health care, industrials and transportation sectors. As of the same date, the Fund held underweight exposure to the consumer discretionary, financials, media, information technology, real estate and utilities sectors.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Convertible Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 2.8%
Corporate Bonds 2.8%
Biotechnology 0.2%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,975,000	$ 4,167,563
Commercial Services 0.5%
Block, Inc.
0.25%, due 11/1/27	11,637,000	9,489,973
Leisure Time 0.4%
NCL Corp. Ltd.
5.375%, due 8/1/25	4,670,000	6,313,840
Oil & Gas 0.1%
Valaris Ltd.
Series 1145
8.25% (8.25% Cash or 12.00% PIK), due 4/30/28 (a)	1,461,000	1,497,525
Oil & Gas Services 0.0% ‡
Weatherford International Ltd.
11.00%, due 12/1/24 (b)	238,000	245,140
Semiconductors 1.3%
Silicon Laboratories, Inc.
0.625%, due 6/15/25	18,021,000	22,955,150
Software 0.3%
Five9, Inc.
0.50%, due 6/1/25	4,675,000	5,041,988
Total Corporate Bonds (Cost $53,471,825)		49,711,179
Total Long-Term Bonds (Cost $53,471,825)		49,711,179
Convertible Securities 89.0%
Convertible Bonds 80.3%
Airlines 2.9%
American Airlines Group, Inc.
6.50%, due 7/1/25	7,040,000	9,852,480
JetBlue Airways Corp.
0.50%, due 4/1/26 (b)	4,632,000	3,789,439
Southwest Airlines Co.
1.25%, due 5/1/25	27,566,000	37,744,746
		51,386,665
	Principal Amount	Value

Auto Manufacturers 1.7%
Ford Motor Co.
(zero coupon), due 3/15/26	$ 27,838,000	$ 29,689,227
Beverages 0.9%
MGP Ingredients, Inc.
1.875%, due 11/15/41 (b)	13,305,000	15,292,767
Biotechnology 4.0%
BioMarin Pharmaceutical, Inc.
1.25%, due 5/15/27 (c)	34,659,000	35,785,417
Guardant Health, Inc.
(zero coupon), due 11/15/27	7,026,000	5,651,714
Halozyme Therapeutics, Inc.
0.25%, due 3/1/27	3,556,000	3,069,273
Illumina, Inc.
(zero coupon), due 8/15/23 (c)	18,223,000	19,043,035
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26	9,349,000	8,777,776
		72,327,215
Commercial Services 2.5%
Alarm.com Holdings, Inc.
(zero coupon), due 1/15/26	3,775,000	3,148,350
Block, Inc.
(zero coupon), due 5/1/26 (c)	14,521,000	12,569,741
Chegg, Inc.
(zero coupon), due 9/1/26	8,817,000	6,886,077
Euronet Worldwide, Inc.
0.75%, due 3/15/49 (c)	11,900,000	13,245,890
Repay Holdings Corp.
(zero coupon), due 2/1/26 (b)	2,525,000	2,060,400
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,835,000	2,833,240
Shift4 Payments, Inc.
(zero coupon), due 12/15/25	3,720,000	3,597,240
0.50%, due 8/1/27 (b)	1,145,000	937,755
		45,278,693
Computers 2.5%
Lumentum Holdings, Inc.
0.50%, due 12/15/26	25,385,000	26,669,481
Parsons Corp.
0.25%, due 8/15/25 (c)	4,641,000	4,807,148
Zscaler, Inc.
0.125%, due 7/1/25	8,613,000	12,829,063
		44,305,692
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Cosmetics & Personal Care 0.3%
Beauty Health Co. (The)
1.25%, due 10/1/26 (b)	$ 5,383,000	$ 4,543,252
Diversified Financial Services 0.3%
LendingTree, Inc.
0.625%, due 6/1/22	4,144,000	4,128,460
Upstart Holdings, Inc.
0.25%, due 8/15/26 (b)(c)	2,265,000	1,744,050
		5,872,510
Electric 1.4%
NRG Energy, Inc.
2.75%, due 6/1/48	23,454,000	24,933,947
Energy-Alternate Sources 1.5%
Enphase Energy, Inc.
(zero coupon), due 3/1/26	9,485,000	8,972,810
NextEra Energy Partners LP
(zero coupon), due 11/15/25 (b)	9,417,000	9,167,450
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25 (c)	7,790,000	9,094,825
		27,235,085
Entertainment 2.3%
Live Nation Entertainment, Inc.
2.50%, due 3/15/23	6,833,000	10,881,552
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26	3,110,000	3,294,656
Vail Resorts, Inc.
(zero coupon), due 1/1/26 (c)	28,521,000	26,970,171
		41,146,379
Food 0.7%
Chefs' Warehouse, Inc. (The)
1.875%, due 12/1/24	11,507,000	12,703,728
Healthcare-Products 3.6%
CONMED Corp.
2.625%, due 2/1/24	14,746,000	23,166,177
Exact Sciences Corp.
0.375%, due 3/1/28	22,800,000	18,445,200
Haemonetics Corp.
(zero coupon), due 3/1/26	4,672,000	3,711,437
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,670,000	8,876,346
	Principal Amount	Value

Healthcare-Products (continued)
NuVasive, Inc.
0.375%, due 3/15/25	$ 8,085,000	$ 7,559,475
Omnicell, Inc.
0.25%, due 9/15/25	2,760,000	3,416,880
		65,175,515
Healthcare-Services 4.0%
Anthem, Inc.
2.75%, due 10/15/42	6,880,000	49,123,200
Teladoc Health, Inc.
1.25%, due 6/1/27	29,441,000	21,977,706
		71,100,906
Internet 9.7%
Booking Holdings, Inc.
0.75%, due 5/1/25 (c)	10,000,000	13,950,000
Etsy, Inc.
0.25%, due 6/15/28 (b)	25,139,000	20,111,200
Expedia Group, Inc.
(zero coupon), due 2/15/26 (c)	2,822,000	3,322,905
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (b)(c)	12,450,000	14,298,825
Okta, Inc.
0.125%, due 9/1/25	5,611,000	5,481,947
Palo Alto Networks, Inc.
0.375%, due 6/1/25	9,385,000	18,037,970
0.75%, due 7/1/23	13,659,000	28,943,421
Q2 Holdings, Inc.
0.75%, due 6/1/26	4,395,000	4,028,018
Shopify, Inc.
0.125%, due 11/1/25	16,390,000	14,308,470
Snap, Inc. (b)
(zero coupon), due 5/1/27	10,018,000	7,999,373
0.125%, due 3/1/28	4,480,000	3,949,120
Uber Technologies, Inc.
(zero coupon), due 12/15/25	13,355,000	11,598,817
Zendesk, Inc.
0.625%, due 6/15/25	8,790,000	11,163,300
Zillow Group, Inc.
2.75%, due 5/15/25	16,626,000	17,224,536
		174,417,902
Leisure Time 0.8%
NCL Corp. Ltd.
6.00%, due 5/15/24	2,849,000	4,725,066
Royal Caribbean Cruises Ltd.
4.25%, due 6/15/23	8,243,000	10,190,821
		14,915,887
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay Convertible Fund

	Principal Amount	Value
Convertible Bonds (continued)
Machinery-Diversified 1.7%
Chart Industries, Inc.
1.00%, due 11/15/24 (b)	$ 10,592,000	$ 30,704,090
Media 3.5%
Cable One, Inc.
1.125%, due 3/15/28	17,808,000	14,709,408
DISH Network Corp.
(zero coupon), due 12/15/25	18,871,000	17,125,433
Liberty Media Corp.
1.375%, due 10/15/23	11,345,000	14,805,225
Liberty Media Corp.-Liberty Formula One
1.00%, due 1/30/23	9,441,000	16,015,476
		62,655,542
Oil & Gas 7.8%
Centennial Resource Production LLC
3.25%, due 4/1/28	14,317,000	21,162,316
EQT Corp.
1.75%, due 5/1/26	22,078,000	60,217,745
Pioneer Natural Resources Co.
0.25%, due 5/15/25	26,272,000	57,956,032
		139,336,093
Oil & Gas Services 2.7%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	20,177,000	21,147,514
Oil States International, Inc.
1.50%, due 2/15/23	1,104,000	1,045,930
4.75%, due 4/1/26 (b)	25,301,000	25,648,889
		47,842,333
Pharmaceuticals 2.7%
Dexcom, Inc.
0.25%, due 11/15/25 (c)	16,375,000	17,203,984
Neurocrine Biosciences, Inc.
2.25%, due 5/15/24	14,430,000	18,596,663
Pacira BioSciences, Inc.
0.75%, due 8/1/25 (c)	11,078,000	13,383,609
		49,184,256
Real Estate Investment Trusts 0.7%
Summit Hotel Properties, Inc.
1.50%, due 2/15/26	12,566,000	12,924,131
	Principal Amount	Value

Retail 2.8%
American Eagle Outfitters, Inc.
3.75%, due 4/15/25	$ 2,695,000	$ 5,162,609
Burlington Stores, Inc.
2.25%, due 4/15/25 (c)	19,158,000	23,073,416
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26	9,208,000	7,907,370
Patrick Industries, Inc.
1.75%, due 12/1/28 (b)	16,362,000	14,797,384
		50,940,779
Semiconductors 3.2%
Impinj, Inc.
1.125%, due 5/15/27 (b)	4,665,000	3,845,709
Microchip Technology, Inc.
0.125%, due 11/15/24 (c)	33,300,000	35,424,540
ON Semiconductor Corp.
1.625%, due 10/15/23	2,305,000	5,831,650
Rambus, Inc.
1.375%, due 2/1/23	5,201,000	7,057,757
Wolfspeed, Inc.
0.25%, due 2/15/28 (b)	4,466,000	4,477,165
		56,636,821
Software 10.2%
Akamai Technologies, Inc.
0.375%, due 9/1/27	16,529,000	18,264,545
Avalara, Inc.
0.25%, due 8/1/26 (b)	2,285,000	1,837,140
Bentley Systems, Inc.
0.125%, due 1/15/26	3,570,000	3,423,630
Bill.com Holdings, Inc.
(zero coupon), due 12/1/25	4,680,000	6,109,740
Coupa Software, Inc.
0.375%, due 6/15/26 (c)	10,679,000	8,735,422
Datadog, Inc.
0.125%, due 6/15/25	9,636,000	14,376,912
DigitalOcean Holdings, Inc.
(zero coupon), due 12/1/26 (b)	6,190,000	4,650,016
Dropbox, Inc.
(zero coupon), due 3/1/28	11,036,000	10,056,555
Envestnet, Inc.
1.75%, due 6/1/23	20,827,000	25,773,412
Everbridge, Inc.
0.125%, due 12/15/24	12,641,000	11,413,252
MongoDB, Inc.
0.25%, due 1/15/26	7,075,000	12,690,781
RingCentral, Inc.
(zero coupon), due 3/1/25	21,079,000	17,769,597
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Splunk, Inc.
0.50%, due 9/15/23	$ 16,180,000	$ 17,130,575
Workday, Inc.
0.25%, due 10/1/22	11,093,000	15,735,421
Ziff Davis, Inc.
1.75%, due 11/1/26 (b)	5,220,000	5,588,010
Zynga, Inc.
(zero coupon), due 12/15/26	8,635,000	8,561,603
		182,116,611
Telecommunications 4.4%
Infinera Corp.
2.50%, due 3/1/27	7,050,000	8,992,275
InterDigital, Inc.
2.00%, due 6/1/24	4,500,000	4,525,313
NICE Ltd.
(zero coupon), due 9/15/25 (c)	46,000,000	47,092,500
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,679,000	17,568,928
		78,179,016
Transportation 1.0%
Atlas Air Worldwide Holdings, Inc.
1.875%, due 6/1/24	14,207,000	17,927,458
Trucking & Leasing 0.5%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28	8,991,000	9,184,307
Total Convertible Bonds (Cost $1,312,749,555)		1,437,956,807

	Shares
Convertible Preferred Stocks 8.7%
Banks 1.6%
Bank of America Corp.
Series L
7.25% (d)	12,072	14,689,451
Wells Fargo & Co.
Series L
7.50% (d)	11,552	13,995,133
		28,684,584
	Shares	Value

Capital Markets 0.6%
KKR & Co., Inc.
Series C
6.00% (c)	165,650	$ 10,860,014
Electric Utilities 1.1%
PG&E Corp.
5.50%	160,900	19,121,356
Health Care Equipment & Supplies 0.2%
Becton Dickinson and Co.
Series B
6.00%	86,450	4,418,459
Independent Power and Renewable Electricity Producers 0.7%
AES Corp. (The)
6.875%	147,100	12,738,860
Life Sciences Tools & Services 2.7%
Danaher Corp.
Series B
5.00% (c)	34,560	47,678,976
Machinery 0.9%
RBC Bearings, Inc.
Series A
5.00%	15,834	1,432,819
Stanley Black & Decker, Inc.
5.25%	182,200	14,319,098
		15,751,917
Semiconductors & Semiconductor Equipment 0.9%
Broadcom, Inc.
Series A
8.00% (c)	9,655	16,843,147
Total Convertible Preferred Stocks (Cost $153,425,857)		156,097,313
Total Convertible Securities (Cost $1,466,175,412)		1,594,054,120
Common Stocks 2.3%
Banks 0.8%
Bank of America Corp.	398,621	14,222,797
Energy Equipment & Services 1.0%
Valaris Ltd. (e)	204,006	10,353,305
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay Convertible Fund

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
Weatherford International plc (e)	272,914	$ 8,809,664
		19,162,969
Oil, Gas & Consumable Fuels 0.5%
Kosmos Energy Ltd. (e)	562,841	3,804,805
PDC Energy, Inc.	74,569	5,200,442
		9,005,247
Pharmaceuticals 0.0% ‡
Pacira BioSciences, Inc. (e)	74	5,518
Total Common Stocks (Cost $24,590,615)		42,396,531
Short-Term Investments 14.1%
Affiliated Investment Company 5.5%
MainStay U.S. Government Liquidity Fund, 0.397% (f)(g)	98,403,611	98,403,611
Unaffiliated Investment Companies 8.6%
BlackRock Liquidity FedFund, 0.375% (g)(h)	100,000,000	100,000,000
Invesco Government & Agency Portfolio, 0.419% (g)(h)	54,144,769	54,144,769
		154,144,769
Total Short-Term Investments (Cost $252,548,380)		252,548,380
Total Investments (Cost $1,796,786,232)	108.2%	1,938,710,210
Other Assets, Less Liabilities	(8.2)	(147,022,569)
Net Assets	100.0%	$ 1,791,687,641

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $142,456,282; the total market value of collateral held by the Fund was $154,868,234. The market value of the collateral held included non-cash collateral in the form of
U.S. Treasury securities with a value of $723,465. The Fund received cash collateral with a value of $154,144,769. (See Note 2(G))

(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Non-income producing security.
(f)	As of April 30, 2022, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(g)	Current yield as of April 30, 2022.
(h)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 113,964	$ 232,600	$ (248,160)	$ —	$ —	$ 98,404	$ 15	$ —	98,404
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 49,711,179	$ —	$ 49,711,179
Total Corporate Bonds	—	49,711,179	—	49,711,179
Convertible Securities
Convertible Bonds	—	1,437,956,807	—	1,437,956,807
Convertible Preferred Stocks	156,097,313	—	—	156,097,313
Total Convertible Securities	156,097,313	1,437,956,807	—	1,594,054,120
Common Stocks	42,396,531	—	—	42,396,531
Short-Term Investments
Affiliated Investment Company	98,403,611	—	—	98,403,611
Unaffiliated Investment Companies	154,144,769	—	—	154,144,769
Total Short-Term Investments	252,548,380	—	—	252,548,380
Total Investments in Securities	$ 451,042,224	$ 1,487,667,986	$ —	$ 1,938,710,210

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay Convertible Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,698,382,621) including securities on loan of $142,456,282	$1,840,306,599
Investment in affiliated investment companies, at value (identified cost $98,403,611)	98,403,611
Receivables:
Fund shares sold	5,627,922
Dividends and interest	4,120,922
Securities lending	155,249
Other assets	89,843
Total assets	1,948,704,146
Liabilities
Cash collateral received for securities on loan	154,144,769
Payables:
Fund shares redeemed	1,432,052
Manager (See Note 3)	797,849
Transfer agent (See Note 3)	316,763
NYLIFE Distributors (See Note 3)	222,849
Shareholder communication	61,064
Professional fees	22,509
Custodian	15,841
Trustees	2,612
Accrued expenses	197
Total liabilities	157,016,505
Net assets	$1,791,687,641
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$953,672
Additional paid-in-capital	1,626,017,134
1,626,970,806
Total distributable earnings (loss)	164,716,835
Net assets	$1,791,687,641
Class A
Net assets applicable to outstanding shares	$779,668,074
Shares of beneficial interest outstanding	41,529,101
Net asset value per share outstanding	$18.77
Maximum sales charge (5.50% of offering price)	1.09
Maximum offering price per share outstanding	$19.86
Investor Class
Net assets applicable to outstanding shares	$46,400,104
Shares of beneficial interest outstanding	2,472,649
Net asset value per share outstanding	$18.77
Maximum sales charge (5.00% of offering price)	0.99
Maximum offering price per share outstanding	$19.76
Class B
Net assets applicable to outstanding shares	$7,827,462
Shares of beneficial interest outstanding	426,853
Net asset value and offering price per share outstanding	$18.34
Class C
Net assets applicable to outstanding shares	$44,826,924
Shares of beneficial interest outstanding	2,448,491
Net asset value and offering price per share outstanding	$18.31
Class I
Net assets applicable to outstanding shares	$912,965,077
Shares of beneficial interest outstanding	48,490,062
Net asset value and offering price per share outstanding	$18.83
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,470,278
Dividends-unaffiliated	4,142,388
Securities lending	611,636
Dividends-affiliated	14,743
Total income	10,239,045
Expenses
Manager (See Note 3)	5,160,432
Distribution/Service—Class A (See Note 3)	1,038,549
Distribution/Service—Investor Class (See Note 3)	62,495
Distribution/Service—Class B (See Note 3)	45,393
Distribution/Service—Class C (See Note 3)	252,093
Transfer agent (See Note 3)	906,751
Professional fees	78,480
Registration	56,844
Shareholder communication	49,831
Custodian	21,166
Trustees	20,056
Miscellaneous	32,118
Total expenses before waiver/reimbursement	7,724,208
Expense waiver/reimbursement from Manager (See Note 3)	(252,157)
Net expenses	7,472,051
Net investment income (loss)	2,766,994
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	28,642,059
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(201,346,455)
Net realized and unrealized gain (loss)	(172,704,396)
Net increase (decrease) in net assets resulting from operations	$(169,937,402)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay Convertible Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,766,994	$5,731,745
Net realized gain (loss)	28,642,059	418,909,274
Net change in unrealized appreciation (depreciation)	(201,346,455)	55,935,875
Net increase (decrease) in net assets resulting from operations	(169,937,402)	480,576,894
Distributions to shareholders:
Class A	(164,818,779)	(49,364,131)
Investor Class	(9,899,190)	(4,182,074)
Class B	(1,897,437)	(728,517)
Class C	(10,369,117)	(3,711,279)
Class I	(189,266,061)	(65,504,118)
Total distributions to shareholders	(376,250,584)	(123,490,119)
Capital share transactions:
Net proceeds from sales of shares	321,317,716	391,249,469
Net asset value of shares issued to shareholders in reinvestment of distributions	344,686,190	109,969,298
Cost of shares redeemed	(330,908,291)	(487,172,790)
Increase (decrease) in net assets derived from capital share transactions	335,095,615	14,045,977
Net increase (decrease) in net assets	(211,092,371)	371,132,752
Net Assets
Beginning of period	2,002,780,012	1,631,647,260
End of period	$1,791,687,641	$2,002,780,012
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$25.40	$20.90	$17.81	$17.07	$17.75	$15.72
Net investment income (loss) (a)	0.02	0.05	0.06	0.12	0.15	0.19
Net realized and unrealized gain (loss)	(1.94)	6.01	3.47	1.60	0.40	2.34
Total from investment operations	(1.92)	6.06	3.53	1.72	0.55	2.53
Less distributions:
From net investment income	(0.22)	(0.13)	(0.13)	(0.15)	(0.22)	(0.24)
From net realized gain on investments	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)
Total distributions	(4.71)	(1.56)	(0.44)	(0.98)	(1.23)	(0.50)
Net asset value at end of period	$18.77	$25.40	$20.90	$17.81	$17.07	$17.75
Total investment return (b)	(8.64)%	30.06%	20.27%	10.75%	3.28%	16.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%††	0.19%	0.33%	0.67%	0.87%	1.12%
Net expenses (c)	0.91%††	0.91%	0.96%	0.98%	0.98%	0.98%
Expenses (before waiver/reimbursement) (c)	0.91%††	0.91%	0.96%	0.98%	0.98%	0.99%
Portfolio turnover rate	9%	49%	46%	23%	43%	38%
Net assets at end of period (in 000’s)	$779,668	$891,433	$657,626	$545,605	$518,381	$482,341

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$25.39	$20.90	$17.80	$17.07	$17.75	$15.72
Net investment income (loss) (a)	(0.00)‡	(0.00)‡	0.03	0.09	0.13	0.16
Net realized and unrealized gain (loss)	(1.93)	6.00	3.47	1.59	0.39	2.34
Total from investment operations	(1.93)	6.00	3.50	1.68	0.52	2.50
Less distributions:
From net investment income	(0.20)	(0.08)	(0.09)	(0.12)	(0.19)	(0.21)
From net realized gain on investments	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)
Total distributions	(4.69)	(1.51)	(0.40)	(0.95)	(1.20)	(0.47)
Net asset value at end of period	$18.77	$25.39	$20.90	$17.80	$17.07	$17.75
Total investment return (b)	(8.69)%	29.77%	20.08%	10.50%	3.12%	16.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.02)%††	(0.01)%	0.13%	0.51%	0.72%	0.95%
Net expenses (c)	1.11%††	1.12%	1.16%	1.15%	1.13%	1.14%
Expenses (before waiver/reimbursement) (c)	1.11%††	1.12%	1.16%	1.17%	1.14%	1.15%
Portfolio turnover rate	9%	49%	46%	23%	43%	38%
Net assets at end of period (in 000's)	$46,400	$53,738	$57,829	$59,242	$52,723	$56,289

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay Convertible Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$24.95	$20.67	$17.68	$16.98	$17.67	$15.66
Net investment income (loss) (a)	(0.08)	(0.18)	(0.11)	(0.04)	(0.01)	0.04
Net realized and unrealized gain (loss)	(1.89)	5.93	3.44	1.60	0.39	2.32
Total from investment operations	(1.97)	5.75	3.33	1.56	0.38	2.36
Less distributions:
From net investment income	(0.15)	(0.04)	(0.03)	(0.03)	(0.06)	(0.09)
From net realized gain on investments	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)
Total distributions	(4.64)	(1.47)	(0.34)	(0.86)	(1.07)	(0.35)
Net asset value at end of period	$18.34	$24.95	$20.67	$17.68	$16.98	$17.67
Total investment return (b)	(9.04)%	28.79%	19.15%	9.76%	2.35%	15.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.77)%††	(0.76)%	(0.61)%	(0.23)%	(0.03)%	0.21%
Net expenses (c)	1.86%††	1.87%	1.91%	1.90%	1.88%	1.89%
Expenses (before waiver/reimbursement) (c)	1.86%††	1.87%	1.91%	1.92%	1.89%	1.90%
Portfolio turnover rate	9%	49%	46%	23%	43%	38%
Net assets at end of period (in 000’s)	$7,827	$10,226	$10,454	$11,786	$15,051	$19,290

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$24.92	$20.64	$17.65	$16.96	$17.65	$15.64
Net investment income (loss) (a)	(0.08)	(0.18)	(0.11)	(0.04)	(0.00)‡	0.04
Net realized and unrealized gain (loss)	(1.89)	5.93	3.44	1.59	0.38	2.32
Total from investment operations	(1.97)	5.75	3.33	1.55	0.38	2.36
Less distributions:
From net investment income	(0.15)	(0.04)	(0.03)	(0.03)	(0.06)	(0.09)
From net realized gain on investments	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)
Total distributions	(4.64)	(1.47)	(0.34)	(0.86)	(1.07)	(0.35)
Net asset value at end of period	$18.31	$24.92	$20.64	$17.65	$16.96	$17.65
Total investment return (b)	(9.06)%	28.84%	19.18%	9.71%	2.35%	15.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.77)%††	(0.77)%	(0.61)%	(0.23)%	(0.03)%	0.21%
Net expenses (c)	1.86%††	1.87%	1.91%	1.90%	1.88%	1.89%
Expenses (before waiver/reimbursement) (c)	1.86%††	1.87%	1.91%	1.92%	1.89%	1.90%
Portfolio turnover rate	9%	49%	46%	23%	43%	38%
Net assets at end of period (in 000’s)	$44,827	$55,754	$52,999	$60,891	$80,830	$82,335

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$25.46	$20.95	$17.85	$17.11	$17.79	$15.75
Net investment income (loss) (a)	0.05	0.12	0.13	0.18	0.22	0.25
Net realized and unrealized gain (loss)	(1.94)	6.02	3.48	1.60	0.39	2.34
Total from investment operations	(1.89)	6.14	3.61	1.78	0.61	2.59
Less distributions:
From net investment income	(0.25)	(0.20)	(0.20)	(0.21)	(0.28)	(0.29)
From net realized gain on investments	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)	(0.26)
Total distributions	(4.74)	(1.63)	(0.51)	(1.04)	(1.29)	(0.55)
Net asset value at end of period	$18.83	$25.46	$20.95	$17.85	$17.11	$17.79
Total investment return (b)	(8.47)%	30.43%	20.71%	11.14%	3.65%	16.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48%††	0.49%	0.68%	1.04%	1.25%	1.45%
Net expenses (c)	0.61%††	0.61%	0.61%	0.61%	0.61%	0.64%
Expenses (before waiver/reimbursement) (c)	0.66%††	0.66%	0.71%	0.73%	0.73%	0.74%
Portfolio turnover rate	9%	49%	46%	23%	43%	38%
Net assets at end of period (in 000’s)	$912,965	$991,630	$852,739	$773,865	$683,594	$562,526

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay Convertible Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Convertible Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	November 28, 2008
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes
23

Notes to Financial Statements (Unaudited) (continued)
exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited

24	MainStay MacKay Convertible Fund

trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of
25

Notes to Financial Statements (Unaudited) (continued)
shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The
Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

26	MainStay MacKay Convertible Fund

Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2022, the effective management fee rate was 0.54%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.61% of the Fund's average net assets. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $5,160,432 and waived fees and/or reimbursed expenses in the amount of $252,157 and paid the Subadvisor fees of $2,400,961.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor
Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $83,779 and $6,496, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2022, of $4,382, $274 and $5,068, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$354,447	$—
Investor Class	70,438	—
Class B	12,785	—
Class C	71,015	—
Class I	398,066	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than
27

Notes to Financial Statements (Unaudited) (continued)
$1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$3,127,852	0.3%
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,801,693,718	$259,937,846	$(122,921,354)	$137,016,492
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$22,294,305
Long-Term Capital Gains	101,195,814
Total	$123,490,119
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $162,698 and $185,558, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

28	MainStay MacKay Convertible Fund

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,539,252	$52,606,161
Shares issued to shareholders in reinvestment of distributions	8,000,955	159,536,023
Shares redeemed	(4,276,761)	(87,396,286)
Net increase (decrease) in shares outstanding before conversion	6,263,446	124,745,898
Shares converted into Class A (See Note 1)	173,841	3,521,903
Shares converted from Class A (See Note 1)	(4,935)	(98,061)
Net increase (decrease)	6,432,352	$128,169,740
Year ended October 31, 2021:
Shares sold	5,285,332	$126,501,641
Shares issued to shareholders in reinvestment of distributions	2,139,264	47,470,507
Shares redeemed	(4,849,726)	(115,920,808)
Net increase (decrease) in shares outstanding before conversion	2,574,870	58,051,340
Shares converted into Class A (See Note 1)	1,081,489	25,339,661
Shares converted from Class A (See Note 1)	(19,008)	(458,361)
Net increase (decrease)	3,637,351	$82,932,640

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	63,560	$1,313,955
Shares issued to shareholders in reinvestment of distributions	494,374	9,857,770
Shares redeemed	(104,534)	(2,126,257)
Net increase (decrease) in shares outstanding before conversion	453,400	9,045,468
Shares converted into Investor Class (See Note 1)	26,506	519,801
Shares converted from Investor Class (See Note 1)	(123,901)	(2,524,305)
Net increase (decrease)	356,005	$7,040,964
Year ended October 31, 2021:
Shares sold	213,974	$5,108,766
Shares issued to shareholders in reinvestment of distributions	188,154	4,165,962
Shares redeemed	(205,771)	(4,914,608)
Net increase (decrease) in shares outstanding before conversion	196,357	4,360,120
Shares converted into Investor Class (See Note 1)	61,379	1,489,594
Shares converted from Investor Class (See Note 1)	(908,162)	(21,202,336)
Net increase (decrease)	(650,426)	$(15,352,622)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	4,808	$104,011
Shares issued to shareholders in reinvestment of distributions	90,226	1,763,027
Shares redeemed	(25,443)	(499,835)
Net increase (decrease) in shares outstanding before conversion	69,591	1,367,203
Shares converted from Class B (See Note 1)	(52,638)	(1,017,330)
Net increase (decrease)	16,953	$349,873
Year ended October 31, 2021:
Shares sold	21,411	$501,679
Shares issued to shareholders in reinvestment of distributions	31,173	683,004
Shares redeemed	(62,432)	(1,473,676)
Net increase (decrease) in shares outstanding before conversion	(9,848)	(288,993)
Shares converted from Class B (See Note 1)	(86,082)	(2,040,685)
Net increase (decrease)	(95,930)	$(2,329,678)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	187,305	$3,793,489
Shares issued to shareholders in reinvestment of distributions	510,200	9,953,997
Shares redeemed	(461,333)	(9,027,170)
Net increase (decrease) in shares outstanding before conversion	236,172	4,720,316
Shares converted from Class C (See Note 1)	(25,397)	(495,103)
Net increase (decrease)	210,775	$4,225,213
Year ended October 31, 2021:
Shares sold	362,202	$8,480,082
Shares issued to shareholders in reinvestment of distributions	162,889	3,564,001
Shares redeemed	(702,549)	(16,493,148)
Net increase (decrease) in shares outstanding before conversion	(177,458)	(4,449,065)
Shares converted from Class C (See Note 1)	(152,398)	(3,586,031)
Net increase (decrease)	(329,856)	$(8,035,096)

29

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	12,862,027	$263,500,100
Shares issued to shareholders in reinvestment of distributions	8,183,203	163,575,373
Shares redeemed	(11,508,698)	(231,858,743)
Net increase (decrease) in shares outstanding before conversion	9,536,532	195,216,730
Shares converted into Class I (See Note 1)	4,730	93,095
Net increase (decrease)	9,541,262	$195,309,825
Year ended October 31, 2021:
Shares sold	10,387,931	$250,657,301
Shares issued to shareholders in reinvestment of distributions	2,426,302	54,085,824
Shares redeemed	(14,587,388)	(348,370,550)
Net increase (decrease) in shares outstanding before conversion	(1,773,155)	(43,627,425)
Shares converted into Class I (See Note 1)	18,947	458,158
Net increase (decrease)	(1,754,208)	$(43,169,267)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay MacKay Convertible Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s

32	MainStay MacKay Convertible Fund

investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory
Agreements. Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay MacKay Convertible Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

36	MainStay MacKay Convertible Fund

This page intentionally left blank.

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737258MS086-22
MSC10-06/22
(NYLIM) NL210

MainStay MacKay High Yield Corporate Bond Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/3/1995	-9.61%	-7.67%	2.51%	4.35%	0.95%
		Excluding sales charges		-5.35	-3.32	3.46	4.83	0.95
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-9.30	-7.39	2.40	4.27	1.08
		Excluding sales charges		-5.52	-3.53	3.35	4.75	1.08
Class B Shares[4]	Maximum 5% CDSC	With sales charges	5/1/1986	-10.41	-8.77	2.28	3.98	1.83
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-5.80	-4.17	2.60	3.98	1.83
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-6.72	-5.26	2.60	3.98	1.83
	if Redeemed Within One Year of Purchase	Excluding sales charges		-5.80	-4.34	2.60	3.98	1.83
Class I Shares	No Sales Charge		1/2/2004	-5.23	-3.08	3.70	5.10	0.70
Class R1 Shares	No Sales Charge		6/29/2012	-5.29	-3.19	3.60	4.98	0.80
Class R2 Shares	No Sales Charge		5/1/2008	-5.39	-3.41	3.37	4.73	1.05
Class R3 Shares	No Sales Charge		2/29/2016	-5.53	-3.67	3.07	5.57	1.30
Class R6 Shares	No Sales Charge		6/17/2013	-5.00	-2.94	3.86	4.68	0.56
SIMPLE Class Shares	No Sales Charge		8/31/2020	-5.46	-3.59	N/A	1.37	1.33

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[2]	-7.21%	-4.96%	3.54%	5.19%
Morningstar High Yield Bond Category Average[3]	-6.57	-4.79	2.78	4.14

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The ICE BofAML Merrill Lynch U.S. High Yield Constrained Index is the Fund's primary broad-based securities market index for comparison purposes. The ICE BofAML
U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$946.50	$4.54	$1,020.13	$4.71	0.94%
Investor Class Shares	$1,000.00	$944.80	$5.26	$1,019.39	$5.46	1.09%
Class B Shares	$1,000.00	$942.00	$8.86	$1,015.67	$9.20	1.84%
Class C Shares	$1,000.00	$942.00	$8.86	$1,015.67	$9.20	1.84%
Class I Shares	$1,000.00	$947.70	$3.33	$1,021.37	$3.46	0.69%
Class R1 Shares	$1,000.00	$947.10	$3.81	$1,020.88	$3.96	0.79%
Class R2 Shares	$1,000.00	$946.10	$5.02	$1,019.64	$5.21	1.04%
Class R3 Shares	$1,000.00	$944.70	$6.22	$1,018.40	$6.46	1.29%
Class R6 Shares	$1,000.00	$950.00	$2.76	$1,021.97	$2.86	0.57%
SIMPLE Class Shares	$1,000.00	$945.40	$6.46	$1,018.15	$6.71	1.34%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

‡ Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	CCO Holdings LLC, 4.25%-5.375%, due 5/1/27–1/15/34
2.	HCA, Inc., 3.50%-8.36%, due 5/1/23–11/6/33
3.	Carnival Corp., 4.00%-10.50%, due 2/1/26–5/1/29
4.	VICI Properties LP, 1.625%-5.75%, due 5/1/24–8/15/30
5.	TransDigm, Inc., 4.625%-8.00%, due 12/15/25–5/1/29
6.	MSCI, Inc., 3.25%-4.00%, due 11/15/29–8/15/33
7.	Yum! Brands, Inc., 3.625%-5.375%, due 1/15/30–4/1/32
8.	Sprint Capital Corp., 6.875%, due 11/15/28
9.	Gulfport Energy Corp.
10.	T-Mobile US, Inc., 2.625%-5.375%, due 4/15/27–2/15/31

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned −5.23%, outperforming the −7.21% return of the Fund’s benchmark, the ICE BofA U.S. High Yield Constrained Index (the “Index”). Over the same period, Class I shares also outperformed the −6.57% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The high yield market finished 2021 on a strong note, with the Index up over 1.8% in December. However, the positive sentiment at the end of 2021 did not spill over into the New Year, as risk assets sold off on inflationary fears, expected tighter monetary policy and the mounting tensions between Russia and Ukraine that led to Russia’s invasion of its neighbor in February. Coming off a 2.75% January loss, the Index lost an additional 0.90% in February. The two-month decline of 3.62% represented the second-worst two-month performance for the Index since November/December 2015. Going into the final month of the reporting period, market volatility remained elevated. In April alone, the Index was down more than 3%, while stocks, as measured by the S&P 500® Index, were down over 8%.
Although total returns were negative in this challenging environment, the Fund outperformed the Index, largely due to strong security selection and underweight exposure to CCC-rated2 credits.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
The sell-off in risk assets, described above, coupled with a sharp move higher in Treasury yields, had a negative impact on the high yield market during the reporting period.
What was the Fund’s duration3 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. As of April 30, 2022, the Fund’s modified duration to worst4 was 3.77 years, while the modified duration to worst of the Index was 4.59 years. However, the Fund had a lower duration relative to Index throughout the reporting period, which was beneficial to returns.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
From a sector perspective, the strongest positive contributions to the Fund’s relative performance came from overweight allocation and security selection in the energy sector. (Contributions take weightings and total returns into account.) The Fund’s positions in refiner PBF Energy and exploration & production company Talos Energy were leading positive contributors to performance. Underweight exposure and strong security selection in retail further bolstered relative returns, as did security selection in basic industry and telecommunications. Conversely, overweight exposure to the automotive sector and, to a lesser degree, security selection in media detracted from relative returns.
From a credit-quality perspective, the Fund’s underweight exposure to BB-rated5 credits with long maturities was a positive contributor to relative performance, as those bonds were negatively impacted by the sharp rise in Treasury yields. As mentioned earlier, underweight exposure to CCC-rated bonds also proved beneficial, since they were seen as particularly vulnerable to a slowing economy or a sell-off in equity markets.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, we sold the Fund’s entire positions in real estate investment trust MGM Growth Properties, media company Meredith and data analytics company Nielsen Holdings. The Fund initiated positions in energy company Summit
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
5.
An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

Midstream Partners, computer security software company MacAfee and chemicals manufacturer LSB Industries.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period there were no material changes to the Fund’s sector weightings. On the margin, we added to holdings in the technology and consumer discretionary sectors, while moderately trimming holdings in telecommunications and industrials.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held overweight exposure relative to the Index to the energy and materials sectors, and underweight exposure to telecommunications, industrials and financials.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay High Yield Corporate Bond Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 91.0%
Convertible Bonds 1.2%
Investment Companies 0.1%
Ares Capital Corp.
4.625%, due 3/1/24	$ 14,285,000	$ 15,803,495
Media 0.5%
DISH Network Corp.
2.375%, due 3/15/24	37,079,000	34,603,977
3.375%, due 8/15/26	25,200,000	21,672,000
		56,275,977
Oil & Gas 0.3%
Gulfport Energy Operating Corp.
10.00% (10.00% Cash or 15.00% PIK), due 12/29/49 (a)(b)	4,051,000	27,972,155
Oil & Gas Services 0.3%
Forum Energy Technologies, Inc.
9.00% (6.25% Cash and 2.75% PIK), due 8/4/25 (b)	34,886,987	34,023,735
Total Convertible Bonds (Cost $109,250,523)		134,075,362
Corporate Bonds 86.6%
Advertising 1.1%
Lamar Media Corp.
3.625%, due 1/15/31	38,590,000	33,573,300
3.75%, due 2/15/28	21,000,000	19,215,000
4.00%, due 2/15/30	18,500,000	16,576,925
4.875%, due 1/15/29	5,000,000	4,768,750
Outfront Media Capital LLC (c)
4.25%, due 1/15/29	8,475,000	7,373,250
4.625%, due 3/15/30	6,305,000	5,641,714
5.00%, due 8/15/27	19,500,000	18,549,375
6.25%, due 6/15/25	15,216,000	15,406,200
		121,104,514
Aerospace & Defense 1.8%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (c)	23,280,000	20,544,600
Rolls-Royce plc
5.75%, due 10/15/27 (c)	9,000,000	8,674,470
TransDigm UK Holdings plc
6.875%, due 5/15/26	18,100,000	18,009,500
	Principal Amount	Value

Aerospace & Defense (continued)
TransDigm, Inc.
4.625%, due 1/15/29	$ 31,700,000	$ 27,584,706
4.875%, due 5/1/29	22,920,000	20,083,650
6.25%, due 3/15/26 (c)	80,375,000	79,973,125
7.50%, due 3/15/27	11,915,000	12,004,362
8.00%, due 12/15/25 (c)	11,800,000	12,281,676
		199,156,089
Airlines 1.0%
American Airlines, Inc. (c)
5.50%, due 4/20/26	18,160,000	18,001,100
5.75%, due 4/20/29	11,500,000	11,081,112
Delta Air Lines, Inc.
4.50%, due 10/20/25 (c)	17,200,000	17,083,596
4.75%, due 10/20/28 (c)	23,500,000	23,225,924
7.00%, due 5/1/25 (c)	3,506,000	3,752,845
7.375%, due 1/15/26	7,000,000	7,455,000
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (c)	18,910,000	19,287,820
Spirit Loyalty Cayman Ltd.
8.00%, due 9/20/25 (c)	4,487,951	4,739,321
		104,626,718
Auto Manufacturers 1.7%
Ford Holdings LLC
9.30%, due 3/1/30	30,695,000	36,527,050
Ford Motor Credit Co. LLC
3.375%, due 11/13/25	12,000,000	11,522,160
4.00%, due 11/13/30	25,000,000	21,625,000
4.125%, due 8/17/27	4,000,000	3,708,200
4.271%, due 1/9/27	7,500,000	7,068,750
4.389%, due 1/8/26	2,500,000	2,412,500
5.125%, due 6/16/25	13,000,000	12,967,500
5.584%, due 3/18/24	3,660,000	3,701,138
General Motors Co.
6.80%, due 10/1/27	5,500,000	5,913,516
General Motors Financial Co., Inc.
4.35%, due 4/9/25	7,410,000	7,437,680
5.25%, due 3/1/26	14,220,000	14,602,092
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (c)	42,715,000	42,790,606
PM General Purchaser LLC
9.50%, due 10/1/28 (c)	15,000,000	14,475,000
		184,751,192
Auto Parts & Equipment 1.9%
Adient Global Holdings Ltd.
4.875%, due 8/15/26 (c)	24,525,000	21,869,678
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
Dealer Tire LLC
8.00%, due 2/1/28 (c)	$ 15,790,000	$ 15,446,410
Goodyear Tire & Rubber Co. (The)
5.00%, due 7/15/29	13,400,000	11,948,780
IHO Verwaltungs GmbH (b)(c)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	34,785,000	32,697,900
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	36,674,000	33,990,930
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	36,820,000	34,979,000
Meritor, Inc.
6.25%, due 6/1/25 (c)	8,000,000	8,284,000
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (c)	40,945,000	33,208,442
Tenneco, Inc.
7.875%, due 1/15/29 (c)	12,000,000	12,123,480
		204,548,620
Biotechnology 0.1%
Grifols Escrow Issuer SA
4.75%, due 10/15/28 (c)	11,595,000	10,579,278
Building Materials 1.1%
Griffon Corp.
5.75%, due 3/1/28	5,300,000	4,730,250
James Hardie International Finance DAC
5.00%, due 1/15/28 (c)	31,840,000	30,712,546
Koppers, Inc.
6.00%, due 2/15/25 (c)	27,535,000	26,640,112
New Enterprise Stone & Lime Co., Inc.
5.25%, due 7/15/28 (c)	10,300,000	9,414,612
PGT Innovations, Inc.
4.375%, due 10/1/29 (c)	16,000,000	14,038,880
Summit Materials LLC (c)
5.25%, due 1/15/29	15,500,000	14,531,250
6.50%, due 3/15/27	21,730,000	21,647,426
		121,715,076
Chemicals 1.8%
ASP Unifrax Holdings, Inc. (c)
5.25%, due 9/30/28	16,410,000	14,464,430
7.50%, due 9/30/29	21,280,000	17,449,600
CVR Partners LP
6.125%, due 6/15/28 (c)	6,175,000	6,051,500
	Principal Amount	Value

Chemicals (continued)
EverArc Escrow SARL
5.00%, due 10/30/29 (c)	$ 25,585,000	$ 22,433,440
GPD Cos., Inc.
10.125%, due 4/1/26 (c)	32,307,000	33,680,047
Innophos Holdings, Inc.
9.375%, due 2/15/28 (c)	29,011,000	30,461,550
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (b)(c)	17,275,000	16,568,453
NOVA Chemicals Corp. (c)
4.875%, due 6/1/24	9,810,000	9,675,113
5.25%, due 6/1/27	12,500,000	11,843,750
SCIH Salt Holdings, Inc. (c)
4.875%, due 5/1/28	5,000,000	4,322,725
6.625%, due 5/1/29	26,055,000	20,783,031
SCIL IV LLC
5.375%, due 11/1/26 (c)	10,200,000	9,307,500
SPCM SA
3.375%, due 3/15/30 (c)	5,750,000	4,873,125
		201,914,264
Coal 0.2%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (c)	8,820,000	9,459,450
Natural Resource Partners LP
9.125%, due 6/30/25 (c)	14,600,000	14,855,500
		24,314,950
Commercial Services 2.7%
AMN Healthcare, Inc. (c)
4.00%, due 4/15/29	6,610,000	5,982,050
4.625%, due 10/1/27	10,977,000	10,539,347
Ashtead Capital, Inc. (c)
4.00%, due 5/1/28	12,500,000	11,901,727
4.25%, due 11/1/29	7,000,000	6,686,703
Cimpress plc
7.00%, due 6/15/26 (c)	30,585,000	28,520,513
Gartner, Inc. (c)
3.75%, due 10/1/30	19,870,000	17,720,066
4.50%, due 7/1/28	4,000,000	3,833,662
Graham Holdings Co.
5.75%, due 6/1/26 (c)	39,695,000	39,992,712
HealthEquity, Inc.
4.50%, due 10/1/29 (c)	4,000,000	3,655,000
Korn Ferry
4.625%, due 12/15/27 (c)	10,685,000	10,124,038
MPH Acquisition Holdings LLC (c)
5.50%, due 9/1/28	11,150,000	10,327,688
5.75%, due 11/1/28	19,705,000	17,162,759
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (c)	$ 11,685,000	$ 11,011,126
Ritchie Bros Auctioneers, Inc.
5.375%, due 1/15/25 (c)	30,925,000	31,006,951
Service Corp. International
3.375%, due 8/15/30	9,000,000	7,740,000
United Rentals North America, Inc.
3.75%, due 1/15/32	10,000,000	8,700,000
3.875%, due 11/15/27	1,920,000	1,838,400
3.875%, due 2/15/31	17,500,000	15,431,500
4.875%, due 1/15/28	10,700,000	10,411,742
5.25%, due 1/15/30	3,500,000	3,395,000
Williams Scotsman International, Inc.
4.625%, due 8/15/28 (c)	16,700,000	15,805,715
WW International, Inc.
4.50%, due 4/15/29 (c)	24,110,000	19,077,038
		290,863,737
Computers 0.5%
Condor Merger Sub, Inc.
7.375%, due 2/15/30 (c)	61,980,000	55,453,506
Cosmetics & Personal Care 0.3%
Edgewell Personal Care Co. (c)
4.125%, due 4/1/29	22,500,000	19,968,750
5.50%, due 6/1/28	13,505,000	13,066,087
		33,034,837
Distribution & Wholesale 0.6%
Avient Corp.
5.25%, due 3/15/23	26,406,000	26,472,015
5.75%, due 5/15/25 (c)	8,550,000	8,634,731
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (c)	22,000,000	22,880,000
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (c)	9,920,000	8,640,766
		66,627,512
Diversified Financial Services 2.0%
Credit Acceptance Corp.
5.125%, due 12/31/24 (c)	15,215,000	15,032,572
6.625%, due 3/15/26	32,875,000	33,203,750
Enact Holdings, Inc.
6.50%, due 8/15/25 (c)	25,600,000	25,468,928
Jane Street Group
4.50%, due 11/15/29 (c)	8,500,000	7,871,170
	Principal Amount	Value

Diversified Financial Services (continued)
Jefferies Finance LLC
5.00%, due 8/15/28 (c)	$ 32,800,000	$ 29,848,328
LPL Holdings, Inc. (c)
4.00%, due 3/15/29	29,810,000	27,127,100
4.375%, due 5/15/31	10,000,000	9,130,000
4.625%, due 11/15/27	13,650,000	12,950,438
Oxford Finance LLC
6.375%, due 2/1/27 (c)	10,830,000	10,963,209
PennyMac Financial Services, Inc. (c)
4.25%, due 2/15/29	13,000,000	10,451,090
5.75%, due 9/15/31	9,500,000	7,790,000
PRA Group, Inc.
7.375%, due 9/1/25 (c)	16,400,000	16,969,080
StoneX Group, Inc.
8.625%, due 6/15/25 (c)	8,196,000	8,571,213
		215,376,878
Electric 1.7%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (c)	22,940,000	21,678,300
DPL, Inc.
4.125%, due 7/1/25	22,825,000	21,912,000
Keystone Power Pass-Through Holders LLC
13.00% (1.00% Cash and 12.00% PIK), due 6/1/24 (a)(b)(c)	12,418,939	7,389,269
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (c)	16,665,000	14,915,175
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (c)	16,330,000	15,411,437
NRG Energy, Inc.
5.75%, due 1/15/28	3,000,000	2,932,500
6.625%, due 1/15/27	3,220,000	3,260,250
Pattern Energy Operations LP
4.50%, due 8/15/28 (c)	18,500,000	17,297,500
PG&E Corp.
5.00%, due 7/1/28	23,300,000	21,440,427
5.25%, due 7/1/30	13,000,000	11,814,270
Vistra Corp. (c)(d)(e)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	12,200,000	11,864,500
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Vistra Corp. (c)(d)(e) (continued)
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26	$ 30,800,000	$ 30,992,500
Vistra Operations Co. LLC
5.00%, due 7/31/27 (c)	9,500,000	9,048,750
		189,956,878
Electrical Components & Equipment 0.1%
WESCO Distribution, Inc. (c)
7.125%, due 6/15/25	6,665,000	6,923,269
7.25%, due 6/15/28	2,000,000	2,065,000
		8,988,269
Electronics 0.1%
Schweitzer-Mauduit International, Inc.
6.875%, due 10/1/26 (c)	12,500,000	11,229,625
Energy-Alternate Sources 0.2%
Renewable Energy Group, Inc.
5.875%, due 6/1/28 (c)	16,550,000	17,528,933
Engineering & Construction 0.6%
Artera Services LLC
9.033%, due 12/4/25 (c)	13,425,000	12,706,024
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (c)	10,005,000	9,354,675
Railworks Holdings LP
8.25%, due 11/15/28 (c)	9,425,000	9,354,313
TopBuild Corp.
4.125%, due 2/15/32 (c)	16,250,000	14,000,294
Weekley Homes LLC
4.875%, due 9/15/28 (c)	21,580,000	19,061,074
		64,476,380
Entertainment 2.7%
Affinity Gaming
6.875%, due 12/15/27 (c)	12,640,000	11,839,130
Allen Media LLC
10.50%, due 2/15/28 (c)	14,870,000	13,420,175
Boyne USA, Inc.
4.75%, due 5/15/29 (c)	9,465,000	8,778,787
CCM Merger, Inc.
6.375%, due 5/1/26 (c)	5,000,000	4,987,500
CDI Escrow Issuer, Inc.
5.75%, due 4/1/30 (c)	20,000,000	19,278,200
	Principal Amount	Value

Entertainment (continued)
Churchill Downs, Inc. (c)
4.75%, due 1/15/28	$ 43,525,000	$ 40,751,805
5.50%, due 4/1/27	38,727,000	38,026,429
International Game Technology plc
6.25%, due 1/15/27 (c)	25,700,000	26,095,009
Jacobs Entertainment, Inc.
6.75%, due 2/15/29 (c)	21,209,000	20,778,457
Live Nation Entertainment, Inc.
6.50%, due 5/15/27 (c)	39,280,000	40,745,144
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (c)	34,400,000	33,626,000
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (c)	6,000,000	5,265,180
Motion Bondco DAC
6.625%, due 11/15/27 (c)	15,100,000	13,854,250
Powdr Corp.
6.00%, due 8/1/25 (c)	11,070,000	11,208,375
Vail Resorts, Inc.
6.25%, due 5/15/25 (c)	10,095,000	10,322,137
		298,976,578
Food 1.6%
B&G Foods, Inc.
5.25%, due 4/1/25	24,375,000	23,209,948
Kraft Heinz Foods Co.
3.875%, due 5/15/27	15,155,000	14,819,724
6.50%, due 2/9/40	18,749,000	20,591,186
6.875%, due 1/26/39	32,650,000	37,399,943
Lamb Weston Holdings, Inc.
4.875%, due 5/15/28 (c)	12,310,000	11,971,475
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (c)	18,586,000	20,816,320
Nathan's Famous, Inc.
6.625%, due 11/1/25 (c)	2,934,000	2,930,333
Post Holdings, Inc. (c)
4.625%, due 4/15/30	5,000,000	4,275,000
5.50%, due 12/15/29	8,000,000	7,280,000
Simmons Foods, Inc.
4.625%, due 3/1/29 (c)	19,590,000	17,677,428
TreeHouse Foods, Inc.
4.00%, due 9/1/28	13,600,000	11,081,552
		172,052,909
Food Service 0.2%
Aramark Services, Inc.
6.375%, due 5/1/25 (c)	26,315,000	26,798,407
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Forest Products & Paper 0.9%
Glatfelter Corp.
4.75%, due 11/15/29 (c)	$ 9,550,000	$ 7,640,000
Mercer International, Inc.
5.125%, due 2/1/29	37,710,000	35,029,196
5.50%, due 1/15/26	2,585,000	2,562,666
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	45,070,000	51,033,862
		96,265,724
Gas 0.7%
AmeriGas Partners LP
5.625%, due 5/20/24	20,106,000	20,078,857
5.75%, due 5/20/27	13,560,000	13,320,123
5.875%, due 8/20/26	25,075,000	24,758,303
Rockpoint Gas Storage Canada Ltd.
7.00%, due 3/31/23 (c)	19,230,000	19,037,700
		77,194,983
Hand & Machine Tools 0.1%
Werner FinCo LP
8.75%, due 7/15/25 (c)	13,030,000	13,411,779
Healthcare-Products 0.9%
Hologic, Inc. (c)
3.25%, due 2/15/29	31,100,000	27,705,902
4.625%, due 2/1/28	10,205,000	9,981,715
Teleflex, Inc.
4.25%, due 6/1/28 (c)	43,155,000	40,673,587
4.625%, due 11/15/27	5,000,000	4,900,000
Varex Imaging Corp.
7.875%, due 10/15/27 (c)	16,202,000	16,688,060
		99,949,264
Healthcare-Services 5.0%
Acadia Healthcare Co., Inc. (c)
5.00%, due 4/15/29	7,000,000	6,632,500
5.50%, due 7/1/28	8,950,000	8,716,047
Catalent Pharma Solutions, Inc. (c)
3.125%, due 2/15/29	27,560,000	23,914,914
3.50%, due 4/1/30	11,155,000	9,702,731
5.00%, due 7/15/27	15,395,000	14,913,906
Centene Corp.
3.00%, due 10/15/30	20,000,000	17,400,000
3.375%, due 2/15/30	5,000,000	4,467,250
4.625%, due 12/15/29	15,070,000	14,595,672
	Principal Amount	Value

Healthcare-Services (continued)
CHS/Community Health Systems, Inc.
5.25%, due 5/15/30 (c)	$ 11,500,000	$ 10,081,475
DaVita, Inc. (c)
3.75%, due 2/15/31	7,500,000	6,112,500
4.625%, due 6/1/30	10,780,000	9,378,600
Encompass Health Corp.
4.50%, due 2/1/28	25,720,000	23,778,912
4.625%, due 4/1/31	8,200,000	7,236,500
4.75%, due 2/1/30	25,390,000	22,946,212
HCA, Inc.
3.50%, due 9/1/30	20,920,000	18,740,764
5.25%, due 4/15/25	10,000,000	10,301,152
5.375%, due 2/1/25	26,525,000	27,287,594
5.375%, due 9/1/26	4,170,000	4,268,016
5.625%, due 9/1/28	11,000,000	11,367,840
5.875%, due 5/1/23	7,240,000	7,468,060
5.875%, due 2/15/26	25,000,000	25,887,500
5.875%, due 2/1/29	4,565,000	4,755,112
7.50%, due 11/6/33	44,975,000	52,733,187
7.58%, due 9/15/25	11,020,000	11,860,275
7.69%, due 6/15/25	31,650,000	34,261,125
8.36%, due 4/15/24	4,524,000	4,829,370
IQVIA, Inc. (c)
5.00%, due 10/15/26	30,113,000	29,962,450
5.00%, due 5/15/27	5,000,000	4,954,100
Legacy LifePoint Health LLC
6.75%, due 4/15/25 (c)	9,190,000	9,373,800
LifePoint Health, Inc.
5.375%, due 1/15/29 (c)	17,378,000	14,858,190
ModivCare Escrow Issuer, Inc.
5.00%, due 10/1/29 (c)	19,500,000	17,062,500
ModivCare, Inc.
5.875%, due 11/15/25 (c)	7,000,000	6,860,000
Molina Healthcare, Inc. (c)
3.875%, due 11/15/30	13,500,000	12,176,865
3.875%, due 5/15/32	10,300,000	9,043,194
4.375%, due 6/15/28	6,335,000	5,920,944
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (c)	35,490,000	36,468,459
Select Medical Corp.
6.25%, due 8/15/26 (c)	9,950,000	9,875,375
		550,193,091
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Holding Companies-Diversified 0.4%
Stena International SA (c)
5.75%, due 3/1/24	$ 5,000,000	$ 4,894,281
6.125%, due 2/1/25	34,995,000	34,695,652
		39,589,933
Home Builders 2.1%
Adams Homes, Inc.
7.50%, due 2/15/25 (c)	21,730,000	21,171,316
Ashton Woods USA LLC
6.625%, due 1/15/28 (c)	6,000,000	5,833,980
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (c)	17,360,000	16,287,152
Century Communities, Inc.
3.875%, due 8/15/29 (c)	16,245,000	13,687,875
6.75%, due 6/1/27	26,205,000	26,493,517
Installed Building Products, Inc.
5.75%, due 2/1/28 (c)	24,630,000	23,334,754
M/I Homes, Inc.
3.95%, due 2/15/30	7,950,000	6,538,547
4.95%, due 2/1/28	7,500,000	6,910,800
Meritage Homes Corp.
3.875%, due 4/15/29 (c)	21,415,000	19,161,071
5.125%, due 6/6/27	8,515,000	8,323,413
Picasso Finance Sub, Inc.
6.125%, due 6/15/25 (c)	17,550,000	17,876,430
Shea Homes LP (c)
4.75%, due 2/15/28	26,925,000	24,097,875
4.75%, due 4/1/29	9,875,000	8,546,774
STL Holding Co. LLC
7.50%, due 2/15/26 (c)	12,000,000	11,340,000
Winnebago Industries, Inc.
6.25%, due 7/15/28 (c)	16,795,000	16,669,038
		226,272,542
Household Products & Wares 0.2%
Central Garden & Pet Co.
4.125%, due 10/15/30	9,950,000	8,601,078
4.125%, due 4/30/31 (c)	10,000,000	8,575,000
Spectrum Brands, Inc.
5.75%, due 7/15/25	7,787,000	7,864,870
		25,040,948
Housewares 0.2%
Newell Brands, Inc.
4.875%, due 6/1/25	5,035,000	5,100,329
	Principal Amount	Value

Housewares (continued)
Scotts Miracle-Gro Co. (The)
4.00%, due 4/1/31	$ 14,565,000	$ 11,979,713
4.375%, due 2/1/32	5,430,000	4,534,050
		21,614,092
Insurance 1.0%
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (c)	11,800,000	10,236,500
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	5,435,000	6,186,965
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (c)	14,850,000	15,342,398
MGIC Investment Corp.
5.25%, due 8/15/28	21,175,000	19,878,878
NMI Holdings, Inc.
7.375%, due 6/1/25 (c)	16,000,000	16,680,000
Radian Group, Inc.
4.875%, due 3/15/27	5,000,000	4,825,100
Ryan Specialty Group LLC
4.375%, due 2/1/30 (c)	6,500,000	5,928,195
USI, Inc.
6.875%, due 5/1/25 (c)	25,170,000	24,785,654
		103,863,690
Internet 2.0%
Cars.com, Inc.
6.375%, due 11/1/28 (c)	17,470,000	16,369,739
Match Group Holdings II LLC
3.625%, due 10/1/31 (c)	8,250,000	6,863,175
Netflix, Inc.
3.625%, due 6/15/25 (c)	5,000,000	4,887,500
4.875%, due 4/15/28	10,131,000	9,917,641
4.875%, due 6/15/30 (c)	11,000,000	10,725,110
5.375%, due 11/15/29 (c)	9,430,000	9,439,430
5.75%, due 3/1/24	24,961,000	25,897,038
5.875%, due 2/15/25	7,411,000	7,688,913
5.875%, due 11/15/28	32,450,000	33,423,500
Northwest Fiber LLC
4.75%, due 4/30/27 (c)	5,500,000	5,003,240
Uber Technologies, Inc. (c)
6.25%, due 1/15/28	4,125,000	4,083,750
7.50%, due 5/15/25	12,075,000	12,467,558
7.50%, due 9/15/27	23,710,000	24,396,879
VeriSign, Inc.
4.75%, due 7/15/27	19,419,000	19,508,242
5.25%, due 4/1/25	26,661,000	27,555,288
		218,227,003
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Investment Companies 1.4%
Ares Capital Corp.
4.20%, due 6/10/24	$ 5,000,000	$ 5,003,146
Compass Group Diversified Holdings LLC (c)
5.00%, due 1/15/32	11,550,000	9,817,500
5.25%, due 4/15/29	34,750,000	31,188,125
FS Energy and Power Fund
7.50%, due 8/15/23 (c)	84,732,000	86,108,895
Icahn Enterprises LP
5.25%, due 5/15/27	13,705,000	12,802,800
6.25%, due 5/15/26	12,770,000	12,660,433
		157,580,899
Iron & Steel 1.1%
Allegheny Ludlum LLC
6.95%, due 12/15/25	22,688,000	23,794,040
Big River Steel LLC
6.625%, due 1/31/29 (c)	29,600,000	30,266,000
Mineral Resources Ltd. (c)
8.00%, due 11/1/27	8,450,000	8,418,313
8.125%, due 5/1/27	49,640,000	50,396,017
8.50%, due 5/1/30	8,960,000	8,848,000
		121,722,370
Leisure Time 2.2%
Carnival Corp. (c)
4.00%, due 8/1/28	38,000,000	34,205,320
5.75%, due 3/1/27	62,000,000	56,141,930
6.00%, due 5/1/29	32,000,000	28,720,000
7.625%, due 3/1/26	14,160,000	13,859,100
9.875%, due 8/1/27	31,843,000	34,318,634
10.50%, due 2/1/26	28,445,000	31,289,500
CWT Travel Group, Inc.
8.50%, due 11/19/26 (c)	8,513,374	8,406,957
Royal Caribbean Cruises Ltd. (c)
5.375%, due 7/15/27	12,400,000	11,394,918
5.50%, due 4/1/28	23,770,000	21,690,125
		240,026,484
Lodging 1.9%
Boyd Gaming Corp.
4.75%, due 12/1/27	37,570,000	35,508,910
4.75%, due 6/15/31 (c)	47,500,000	42,954,250
8.625%, due 6/1/25 (c)	4,000,000	4,169,960
Hilton Domestic Operating Co., Inc.
3.75%, due 5/1/29 (c)	5,000,000	4,530,100
4.00%, due 5/1/31 (c)	28,340,000	25,345,879
4.875%, due 1/15/30	24,325,000	23,466,327
	Principal Amount	Value

Lodging (continued)
Hilton Domestic Operating Co., Inc. (continued)
5.375%, due 5/1/25 (c)	$ 5,000,000	$ 5,101,550
5.75%, due 5/1/28 (c)	12,500,000	12,678,125
Hyatt Hotels Corp. (f)
5.625%, due 4/23/25	7,715,000	7,944,640
6.00%, due 4/23/30	8,095,000	8,496,329
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	9,200,000	8,216,285
Series FF
4.625%, due 6/15/30	3,000,000	2,958,096
Series EE
5.75%, due 5/1/25	2,957,000	3,099,181
Station Casinos LLC (c)
4.50%, due 2/15/28	9,945,000	9,026,828
4.625%, due 12/1/31	16,250,000	13,618,394
		207,114,854
Machinery—Construction & Mining 0.3%
Terex Corp.
5.00%, due 5/15/29 (c)	7,000,000	6,432,580
Vertiv Group Corp.
4.125%, due 11/15/28 (c)	29,010,000	25,274,962
		31,707,542
Machinery-Diversified 0.5%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (g)(h)	9,200,000	92,000
Stevens Holding Co., Inc.
6.125%, due 10/1/26 (c)	18,315,000	18,360,788
TK Elevator Holdco GmbH
7.625%, due 7/15/28 (c)	9,526,000	9,167,346
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (c)	25,000,000	23,420,500
		51,040,634
Media 5.4%
Block Communications, Inc.
4.875%, due 3/1/28 (c)	15,000,000	14,025,000
Cable One, Inc.
4.00%, due 11/15/30 (c)	37,800,000	32,432,778
CCO Holdings LLC
4.25%, due 2/1/31 (c)	35,815,000	30,184,882
4.25%, due 1/15/34 (c)	25,550,000	20,312,250
4.50%, due 8/15/30 (c)	42,430,000	37,020,175
4.50%, due 5/1/32	41,900,000	35,244,394
4.50%, due 6/1/33 (c)	17,460,000	14,284,375
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
CCO Holdings LLC (continued)
4.75%, due 3/1/30 (c)	$ 31,835,000	$ 28,452,531
5.00%, due 2/1/28 (c)	21,000,000	20,002,500
5.125%, due 5/1/27 (c)	41,225,000	40,185,305
5.375%, due 6/1/29 (c)	13,495,000	12,786,513
CSC Holdings LLC (c)
5.75%, due 1/15/30	23,900,000	19,837,000
6.50%, due 2/1/29	7,000,000	6,650,000
Diamond Sports Group LLC
6.625%, due 8/15/27 (c)	7,000,000	1,452,500
DIRECTV Financing LLC
5.875%, due 8/15/27 (c)	31,700,000	29,837,625
DISH DBS Corp.
5.875%, due 7/15/22	14,537,000	14,554,299
7.75%, due 7/1/26	18,675,000	17,566,919
LCPR Senior Secured Financing DAC (c)
5.125%, due 7/15/29	12,100,000	11,014,691
6.75%, due 10/15/27	48,312,000	48,011,258
News Corp. (c)
3.875%, due 5/15/29	42,070,000	38,040,641
5.125%, due 2/15/32	11,110,000	10,610,050
Sirius XM Radio, Inc. (c)
3.125%, due 9/1/26	3,000,000	2,763,750
3.875%, due 9/1/31	16,580,000	14,001,976
4.00%, due 7/15/28	2,970,000	2,684,138
5.00%, due 8/1/27	10,000,000	9,650,000
5.50%, due 7/1/29	11,590,000	11,145,639
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (a)(h)(i)(j)	20,000,000	20,000,000
Townsquare Media, Inc.
6.875%, due 2/1/26 (c)	4,155,000	4,136,718
Videotron Ltd.
5.375%, due 6/15/24 (c)	17,850,000	18,028,500
Virgin Media Finance plc
5.00%, due 7/15/30 (c)	12,500,000	10,875,000
VZ Secured Financing BV
5.00%, due 1/15/32 (c)	22,545,000	19,454,306
		595,245,713
Metal Fabricate & Hardware 0.2%
Advanced Drainage Systems, Inc.
5.00%, due 9/30/27 (c)	18,315,000	17,696,869
Park-Ohio Industries, Inc.
6.625%, due 4/15/27	4,205,000	3,153,750
		20,850,619
	Principal Amount	Value

Mining 1.9%
Arconic Corp.
6.00%, due 5/15/25 (c)	$ 8,695,000	$ 8,724,650
Century Aluminum Co.
7.50%, due 4/1/28 (c)	23,550,000	23,638,312
Compass Minerals International, Inc. (c)
4.875%, due 7/15/24	7,000,000	6,930,000
6.75%, due 12/1/27	31,535,000	31,925,088
Constellium SE
3.75%, due 4/15/29 (c)	8,700,000	7,524,021
First Quantum Minerals Ltd. (c)
6.875%, due 10/15/27	10,000,000	10,050,000
7.25%, due 4/1/23	7,592,000	7,590,254
7.50%, due 4/1/25	5,000,000	5,061,428
IAMGOLD Corp.
5.75%, due 10/15/28 (c)	28,000,000	23,820,720
Joseph T Ryerson & Son, Inc.
8.50%, due 8/1/28 (c)	7,800,000	8,385,000
Novelis Corp. (c)
3.25%, due 11/15/26	25,000,000	22,811,250
3.875%, due 8/15/31	29,845,000	25,592,087
4.75%, due 1/30/30	31,800,000	29,247,414
		211,300,224
Miscellaneous—Manufacturing 1.1%
Amsted Industries, Inc. (c)
4.625%, due 5/15/30	2,100,000	1,932,000
5.625%, due 7/1/27	24,395,000	24,212,037
EnPro Industries, Inc.
5.75%, due 10/15/26	21,784,000	21,784,000
FXI Holdings, Inc. (c)
7.875%, due 11/1/24	2,445,000	2,409,988
12.25%, due 11/15/26	22,892,000	24,379,980
Hillenbrand, Inc.
5.00%, due 9/15/26 (f)	5,000,000	4,925,000
5.75%, due 6/15/25	7,850,000	7,908,875
LSB Industries, Inc.
6.25%, due 10/15/28 (c)	27,705,000	27,149,238
		114,701,118
Office Furnishings 0.1%
Interface, Inc.
5.50%, due 12/1/28 (c)	16,952,000	15,359,021
Oil & Gas 6.9%
Ascent Resources Utica Holdings LLC (c)
7.00%, due 11/1/26	14,500,000	14,613,680
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Ascent Resources Utica Holdings LLC (c) (continued)
9.00%, due 11/1/27	$ 11,295,000	$ 15,715,265
California Resources Corp.
7.125%, due 2/1/26 (c)	11,000,000	11,188,650
Callon Petroleum Co.
6.125%, due 10/1/24	17,750,000	17,523,865
9.00%, due 4/1/25 (c)	25,965,000	27,522,900
Centennial Resource Production LLC (c)
5.375%, due 1/15/26	18,867,000	18,395,325
6.875%, due 4/1/27	23,400,000	23,354,253
Chevron USA, Inc.
3.85%, due 1/15/28	5,560,000	5,601,889
3.90%, due 11/15/24	5,815,000	5,895,505
Civitas Resources, Inc.
5.00%, due 10/15/26 (c)	5,500,000	5,225,000
7.50%, due 4/30/26	6,800,000	6,800,000
Colgate Energy Partners III LLC
7.75%, due 2/15/26 (c)	20,645,000	21,625,844
Comstock Resources, Inc.
6.75%, due 3/1/29 (c)	8,080,000	8,170,334
Earthstone Energy Holdings LLC
8.00%, due 4/15/27 (c)	7,000,000	6,975,115
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (c)	38,705,000	38,801,762
Endeavor Energy Resources LP
6.625%, due 7/15/25 (c)	7,025,000	7,218,188
EQT Corp.
6.625%, due 2/1/25 (f)	18,899,000	19,669,890
Gulfport Energy Operating Corp.
8.00%, due 5/17/26	1,362,721	1,401,654
8.00%, due 5/17/26 (c)	30,637,302	31,512,610
Gulfport Energy Operating Corp. Escrow Claim Shares (g)(i)(j)
6.00%, due 10/15/24	50,754,000	—
6.375%, due 5/15/25	24,354,000	—
6.375%, due 1/15/26	11,915,000	—
6.625%, due 5/1/23	17,072,000	—
Hilcorp Energy I LP (c)
5.75%, due 2/1/29	4,000,000	3,920,000
6.00%, due 4/15/30	8,000,000	7,940,000
6.00%, due 2/1/31	4,395,000	4,241,351
6.25%, due 4/15/32	8,750,000	8,525,169
Laredo Petroleum, Inc.
7.75%, due 7/31/29 (c)	16,330,000	16,003,400
	Principal Amount	Value

Oil & Gas (continued)
Marathon Oil Corp.
4.40%, due 7/15/27	$ 7,825,000	$ 7,812,872
6.80%, due 3/15/32	5,000,000	5,587,038
Matador Resources Co.
5.875%, due 9/15/26	25,545,000	25,078,548
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (c)	11,465,000	10,513,290
Murphy Oil Corp.
6.875%, due 8/15/24	4,026,000	4,028,174
Occidental Petroleum Corp.
5.55%, due 3/15/26	30,505,000	31,267,625
5.875%, due 9/1/25	6,000,000	6,162,420
6.125%, due 1/1/31	10,000,000	10,510,600
6.375%, due 9/1/28	6,635,000	6,966,750
6.45%, due 9/15/36	6,850,000	7,432,250
6.625%, due 9/1/30	13,270,000	14,381,362
6.95%, due 7/1/24	13,950,000	14,630,062
7.15%, due 5/15/28	4,000,000	4,320,000
Parkland Corp. (c)
4.50%, due 10/1/29	14,985,000	13,116,970
4.625%, due 5/1/30	14,000,000	12,250,000
5.875%, due 7/15/27	12,025,000	11,660,643
PBF Holding Co. LLC
9.25%, due 5/15/25 (c)	23,790,000	24,662,855
PDC Energy, Inc.
6.125%, due 9/15/24	11,454,000	11,480,001
Rockcliff Energy II LLC
5.50%, due 10/15/29 (c)	21,900,000	21,243,000
Southwestern Energy Co.
4.75%, due 2/1/32	3,000,000	2,836,890
5.375%, due 3/15/30	15,330,000	15,136,075
5.95%, due 1/23/25 (f)	3,504,000	3,554,388
7.75%, due 10/1/27	2,500,000	2,608,850
8.375%, due 9/15/28	3,000,000	3,243,750
Sunoco LP
6.00%, due 4/15/27	19,965,000	20,114,538
Talos Production, Inc.
12.00%, due 1/15/26	81,465,000	87,593,612
Transocean Guardian Ltd.
5.875%, due 1/15/24 (c)	7,946,835	7,606,392
Transocean Pontus Ltd.
6.125%, due 8/1/25 (c)	4,148,175	4,075,375
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (c)	17,990,625	17,310,939
Transocean Sentry Ltd.
5.375%, due 5/15/23 (c)	10,414,485	10,102,051
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Viper Energy Partners LP
5.375%, due 11/1/27 (c)	$ 8,225,000	$ 8,189,468
		753,318,437
Oil & Gas Services 0.8%
Bristow Group, Inc.
6.875%, due 3/1/28 (c)	25,000,000	24,500,039
Nine Energy Service, Inc.
8.75%, due 11/1/23 (c)	36,055,000	22,714,650
TechnipFMC plc
6.50%, due 2/1/26 (c)	20,547,000	21,266,145
Weatherford International Ltd. (c)
6.50%, due 9/15/28	11,500,000	11,615,000
8.625%, due 4/30/30	12,195,000	12,071,342
		92,167,176
Packaging & Containers 0.4%
ARD Finance SA
6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (b)(c)	13,208,936	11,095,506
Cascades, Inc. (c)
5.125%, due 1/15/26	11,306,000	10,995,085
5.375%, due 1/15/28	23,385,000	22,566,525
		44,657,116
Pharmaceuticals 2.8%
180 Medical, Inc.
3.875%, due 10/15/29 (c)	20,670,000	18,396,300
Bausch Health Americas, Inc. (c)
8.50%, due 1/31/27	11,915,000	11,274,807
9.25%, due 4/1/26	14,000,000	13,897,800
Bausch Health Cos., Inc. (c)
5.00%, due 1/30/28	8,815,000	6,502,561
5.25%, due 1/30/30	2,390,000	1,658,899
5.25%, due 2/15/31	2,140,000	1,487,300
6.125%, due 4/15/25	14,676,000	14,719,148
6.25%, due 2/15/29	9,000,000	6,549,840
7.00%, due 1/15/28	7,000,000	5,775,000
7.25%, due 5/30/29	5,000,000	3,782,225
BellRing Brands, Inc.
7.00%, due 3/15/30 (c)	16,280,000	15,913,700
Cheplapharm Arzneimittel GmbH
5.50%, due 1/15/28 (c)	5,000,000	4,787,050
Jazz Securities DAC
4.375%, due 1/15/29 (c)	41,840,000	38,545,100
Organon & Co. (c)
4.125%, due 4/30/28	31,900,000	29,676,570
5.125%, due 4/30/31	25,000,000	22,593,750
	Principal Amount	Value

Pharmaceuticals (continued)
Owens & Minor, Inc. (c)
4.50%, due 3/31/29	$ 9,570,000	$ 8,608,914
6.625%, due 4/1/30	14,660,000	14,350,527
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (c)	26,701,000	24,361,458
Prestige Brands, Inc. (c)
3.75%, due 4/1/31	25,985,000	22,028,784
5.125%, due 1/15/28	24,750,000	23,512,500
Vizient, Inc.
6.25%, due 5/15/27 (c)	14,300,000	14,764,750
		303,186,983
Pipelines 5.0%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,710,814
Antero Midstream Partners LP (c)
5.375%, due 6/15/29	5,000,000	4,686,600
5.75%, due 3/1/27	4,000,000	3,894,920
5.75%, due 1/15/28	8,000,000	7,778,480
Cheniere Energy Partners LP
3.25%, due 1/31/32 (c)	5,000,000	4,275,000
4.00%, due 3/1/31	25,000,000	22,627,625
CNX Midstream Partners LP
4.75%, due 4/15/30 (c)	5,360,000	4,931,200
DT Midstream, Inc. (c)
4.125%, due 6/15/29	5,000,000	4,550,000
4.375%, due 6/15/31	11,195,000	10,029,377
Energy Transfer LP
3.90%, due 5/15/24 (f)	3,000,000	2,991,048
4.40%, due 3/15/27	15,475,000	15,346,792
4.95%, due 5/15/28	16,610,000	16,572,295
EQM Midstream Partners LP (c)
4.50%, due 1/15/29	7,705,000	6,936,195
4.75%, due 1/15/31	11,005,000	9,812,058
6.00%, due 7/1/25	12,250,000	12,140,362
6.50%, due 7/1/27	8,900,000	8,989,000
Genesis Energy LP
6.25%, due 5/15/26	8,635,000	8,052,137
7.75%, due 2/1/28	17,925,000	17,252,812
8.00%, due 1/15/27	19,450,000	19,075,391
Harvest Midstream I LP
7.50%, due 9/1/28 (c)	23,250,000	23,590,845
Hess Midstream Operations LP
5.625%, due 2/15/26 (c)	1,000,000	1,000,000
Holly Energy Partners LP (c)
5.00%, due 2/1/28	9,870,000	9,390,417
6.375%, due 4/15/27	5,625,000	5,737,500
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
ITT Holdings LLC
6.50%, due 8/1/29 (c)	$ 10,215,000	$ 9,040,275
MPLX LP
4.875%, due 12/1/24	12,000,000	12,229,876
New Fortress Energy, Inc.
6.50%, due 9/30/26 (c)	11,055,000	10,699,250
NGL Energy Operating LLC
7.50%, due 2/1/26 (c)	11,760,000	11,078,920
NGPL PipeCo LLC (c)
4.875%, due 8/15/27	12,555,000	12,704,538
7.768%, due 12/15/37	10,630,000	12,354,265
NuStar Logistics LP
5.75%, due 10/1/25	3,000,000	2,985,000
6.00%, due 6/1/26	15,000,000	14,964,600
Oasis Midstream Partners LP
8.00%, due 4/1/29 (c)	8,600,000	8,965,500
PBF Logistics LP
6.875%, due 5/15/23	6,050,000	6,035,178
Plains All American Pipeline LP
Series B
6.125%, due 11/15/22 (e)(k)	45,303,000	37,714,747
Rockies Express Pipeline LLC (c)
3.60%, due 5/15/25	7,000,000	6,647,970
4.80%, due 5/15/30	15,220,000	13,940,683
Ruby Pipeline LLC
(zero coupon), due 4/1/22 (c)(f)(g)(l)	54,771,242	48,609,478
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (c)	29,030,000	27,103,279
Tallgrass Energy Partners LP (c)
5.50%, due 1/15/28	3,350,000	3,122,736
6.00%, due 3/1/27	19,000,000	18,240,000
7.50%, due 10/1/25	8,500,000	8,674,420
Targa Resources Partners LP
5.00%, due 1/15/28	6,320,000	6,215,404
6.50%, due 7/15/27	10,116,000	10,420,896
TransMontaigne Partners LP
6.125%, due 2/15/26	25,447,000	24,906,251
Western Midstream Operating LP
4.65%, due 7/1/26	5,000,000	4,931,250
4.75%, due 8/15/28	12,000,000	11,685,000
5.75%, due 2/1/50 (f)	3,000,000	2,643,480
		548,283,864
Real Estate 0.8%
Howard Hughes Corp. (The) (c)
4.125%, due 2/1/29	10,000,000	9,003,836
	Principal Amount	Value

Real Estate (continued)
Howard Hughes Corp. (The) (c) (continued)
4.375%, due 2/1/31	$ 10,155,000	$ 9,032,060
Newmark Group, Inc.
6.125%, due 11/15/23	43,914,000	44,757,149
Realogy Group LLC
5.25%, due 4/15/30 (c)	24,850,000	20,133,221
		82,926,266
Real Estate Investment Trusts 2.8%
CTR Partnership LP
3.875%, due 6/30/28 (c)	12,425,000	11,244,625
GLP Capital LP
5.25%, due 6/1/25	10,000,000	10,178,000
5.30%, due 1/15/29	14,080,000	14,083,801
5.375%, due 11/1/23	6,000,000	6,086,160
5.375%, due 4/15/26	5,620,000	5,733,228
Host Hotels & Resorts LP
Series I
3.50%, due 9/15/30	10,650,000	9,567,481
MPT Operating Partnership LP
5.00%, due 10/15/27	21,025,000	20,173,698
5.25%, due 8/1/26	5,500,000	5,508,305
RHP Hotel Properties LP
4.50%, due 2/15/29 (c)	11,255,000	10,168,555
4.75%, due 10/15/27	28,050,000	26,155,503
SBA Communications Corp.
3.125%, due 2/1/29	18,000,000	15,439,500
3.875%, due 2/15/27	1,800,000	1,708,560
VICI Properties LP (c)
1.625%, due 6/15/25	21,650,000	21,541,750
3.75%, due 2/15/27	12,987,000	11,976,611
3.875%, due 2/15/29	44,460,000	42,237,000
4.125%, due 8/15/30	740,000	664,794
5.625%, due 5/1/24	63,960,000	64,679,550
5.75%, due 2/1/27	26,800,000	26,800,804
		303,947,925
Retail 4.8%
1011778 B.C. Unlimited Liability Co. (c)
3.50%, due 2/15/29	11,305,000	9,982,711
3.875%, due 1/15/28	26,885,000	24,734,200
4.00%, due 10/15/30	55,052,000	47,061,202
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	23,137,000	21,575,252
4.625%, due 11/15/29 (c)	13,005,000	11,706,191
4.75%, due 3/1/30	16,525,000	14,810,035
5.00%, due 2/15/32 (c)	10,005,000	8,879,438
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
CEC Entertainment LLC
6.75%, due 5/1/26 (c)	$ 12,950,000	$ 12,173,000
Dave & Buster's, Inc.
7.625%, due 11/1/25 (c)	6,175,000	6,406,563
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (c)	16,250,000	14,620,612
Ken Garff Automotive LLC
4.875%, due 9/15/28 (c)	24,000,000	21,840,960
KFC Holding Co.
4.75%, due 6/1/27 (c)	18,287,000	18,241,282
LCM Investments Holdings II LLC
4.875%, due 5/1/29 (c)	38,515,000	33,751,465
Lithia Motors, Inc. (c)
3.875%, due 6/1/29	5,000,000	4,514,850
4.375%, due 1/15/31	5,000,000	4,587,500
Murphy Oil USA, Inc.
4.75%, due 9/15/29	7,500,000	7,106,250
5.625%, due 5/1/27	10,417,000	10,273,766
NMG Holding Co., Inc.
7.125%, due 4/1/26 (c)	69,735,000	69,228,027
Patrick Industries, Inc. (c)
4.75%, due 5/1/29	6,760,000	5,796,700
7.50%, due 10/15/27	21,040,000	21,250,400
Sonic Automotive, Inc. (c)
4.625%, due 11/15/29	11,890,000	10,228,514
4.875%, due 11/15/31	10,000,000	8,536,300
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (a)(g)(i)(j)	28,880,000	—
Yum! Brands, Inc.
3.625%, due 3/15/31	40,870,000	35,117,997
4.625%, due 1/31/32	40,600,000	36,895,250
4.75%, due 1/15/30 (c)	33,885,000	32,233,106
5.375%, due 4/1/32	30,000,000	28,669,200
		520,220,771
Software 3.9%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (c)	7,500,000	7,575,000
Camelot Finance SA
4.50%, due 11/1/26 (c)	15,990,000	15,030,600
CDK Global, Inc.
4.875%, due 6/1/27	8,570,000	8,612,850
Change Healthcare Holdings LLC
5.75%, due 3/1/25 (c)	13,500,000	13,466,250
Clarivate Science Holdings Corp. (c)
3.875%, due 7/1/28	20,935,000	18,632,150
	Principal Amount	Value

Software (continued)
Clarivate Science Holdings Corp. (c) (continued)
4.875%, due 7/1/29	$ 42,750,000	$ 37,674,720
Fair Isaac Corp. (c)
4.00%, due 6/15/28	11,850,000	10,826,397
5.25%, due 5/15/26	12,250,000	12,311,250
Minerva Merger Sub, Inc.
6.50%, due 2/15/30 (c)	23,500,000	21,630,340
MSCI, Inc. (c)
3.25%, due 8/15/33	23,000,000	19,435,000
3.625%, due 9/1/30	28,125,000	24,803,438
3.625%, due 11/1/31	27,375,000	24,021,563
3.875%, due 2/15/31	44,255,000	39,940,137
4.00%, due 11/15/29	34,330,000	31,619,646
Open Text Corp. (c)
3.875%, due 2/15/28	17,385,000	15,833,971
3.875%, due 12/1/29	16,010,000	14,227,447
Open Text Holdings, Inc. (c)
4.125%, due 2/15/30	30,047,000	26,666,712
4.125%, due 12/1/31	7,500,000	6,501,225
PTC, Inc. (c)
3.625%, due 2/15/25	11,000,000	10,656,250
4.00%, due 2/15/28	35,619,000	33,012,045
SS&C Technologies, Inc.
5.50%, due 9/30/27 (c)	22,995,000	22,536,020
Veritas US, Inc.
7.50%, due 9/1/25 (c)	11,000,000	9,693,750
		424,706,761
Telecommunications 4.0%
Connect Finco SARL
6.75%, due 10/1/26 (c)	54,590,000	53,088,775
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	10,000,000	9,725,000
6.625%, due 8/1/26	19,275,000	19,178,625
Level 3 Financing, Inc.
5.375%, due 5/1/25	31,477,000	31,203,150
Quebecor Media, Inc.
5.75%, due 1/15/23	25,505,000	25,787,595
Sprint Capital Corp.
6.875%, due 11/15/28	104,520,000	114,720,106
Sprint Corp.
7.875%, due 9/15/23	46,900,000	49,245,000
Switch Ltd.
3.75%, due 9/15/28 (c)	18,195,000	17,057,813
T-Mobile US, Inc.
2.625%, due 2/15/29	9,690,000	8,376,617
2.875%, due 2/15/31	34,390,000	29,191,952
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
T-Mobile US, Inc. (continued)
4.75%, due 2/1/28	$ 38,055,000	$ 37,546,775
5.375%, due 4/15/27	33,000,000	33,660,000
Vmed O2 UK Financing I plc
4.75%, due 7/15/31 (c)	5,000,000	4,287,500
		433,068,908
Toys, Games & Hobbies 0.3%
Mattel, Inc. (c)
3.375%, due 4/1/26	5,000,000	4,862,500
3.75%, due 4/1/29	10,000,000	9,525,000
5.875%, due 12/15/27	19,775,000	20,229,825
		34,617,325
Transportation 0.5%
Seaspan Corp.
5.50%, due 8/1/29 (c)	13,660,000	12,054,950
Watco Cos. LLC
6.50%, due 6/15/27 (c)	43,800,000	42,267,000
		54,321,950
Total Corporate Bonds (Cost $9,929,851,092)		9,457,771,159
Loan Assignments 3.2%
Automobile 0.3%
Dealer Tire LLC
Term Loan B1
5.014% (1 Month LIBOR + 4.25%), due 1/1/38 (d)	14,441,255	14,393,122
Neenah Foundry Co.
Term Loan
9.00% (1 Month LIBOR + 8.00%), due 10/1/26 (a)(d)(i)(j)	19,202,625	19,010,599
		33,403,721
Beverage, Food & Tobacco 0.1%
United Natural Foods, Inc.
Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 10/22/25 (d)	12,793,288	12,707,330
	Principal Amount	Value

Electronics 0.1%
Camelot U.S. Acquisition 1 Co. (d)
Initial Term Loan
3.764% (1 Month LIBOR + 3.00%), due 10/30/26	$ 4,857,335	$ 4,802,690
Amendment No. 2 Incremental Term Loan
4.00% (1 Month LIBOR + 3.00%), due 10/30/26	4,937,500	4,893,062
		9,695,752
Finance 0.2%
Icon plc
Lux Term Loan
3.313% (3 Month LIBOR + 2.25%), due 7/3/28 (d)	6,824,165	6,772,984
Truck Hero, Inc.
Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 1/31/28 (d)	8,833,083	8,220,288
		14,993,272
Healthcare, Education & Childcare 0.3%
LifePoint Health, Inc.
First Lien Term Loan B
4.499% (1 Month LIBOR + 3.75%), due 11/16/25 (d)	20,153,924	19,894,442
Organon & Co.
Dollar Term Loan
3.563% (3 Month LIBOR + 3.00%), due 6/2/28 (d)	10,605,833	10,542,856
		30,437,298
Insurance 0.1%
USI, Inc.
2017 New Term Loan
4.006% (3 Month LIBOR + 3.00%), due 5/16/24 (d)	14,333,598	14,190,262
Leisure, Amusement, Motion Pictures & Entertainment 0.0% ‡
NASCAR Holdings LLC
Initial Term Loan
3.264% (1 Month LIBOR + 2.50%), due 10/19/26 (d)	3,822,553	3,801,701
Manufacturing 0.1%
Adient U.S. LLC
Term Loan B1
4.014% (1 Month LIBOR + 3.25%), due 4/10/28 (d)	10,071,000	10,003,857
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Media 0.2%
DIRECTV Financing LLC
Closing Date Term Loan
5.764% (1 Month LIBOR + 5.00%), due 8/2/27 (d)	$ 22,442,500	$ 22,334,955
Oil & Gas 0.4%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
10.021% (3 Month LIBOR + 9.00%), due 11/1/25 (d)	9,011,000	9,619,242
PetroQuest Energy LLC (a)(i)
Term Loan
TBD, due 1/1/28	2,700,000	2,700,000
Term Loan
8.50% (8.50% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (b)(d)(j)	20,096,838	16,077,471
2020 Term Loan
8.50% (8.50% PIK), due 9/19/26 (b)	2,061,709	2,061,709
TransMontaigne Operating Co. LP
Tranche Term Loan B 4.00%-4.054%
(1 Month LIBOR + 3.50%, 3 Month LIBOR + 3.50%), due 11/17/28 (d)	12,568,500	12,500,416
		42,958,838
Pharmaceuticals 0.1%
Bausch Health Cos., Inc.
First Incremental Term Loan
3.207% (1 Month LIBOR + 2.75%), due 11/27/25 (d)	12,057,669	11,982,309
Retail 0.7%
Great Outdoors Group LLC
Term Loan B2
4.514% (1 Month LIBOR + 3.75%), due 3/6/28 (d)	79,003,000	78,114,216
Services: Business 0.1%
GIP II Blue Holding LP
Initial Term Loan
5.506% (3 Month LIBOR + 4.50%), due 9/29/28 (d)	11,940,000	11,889,255
	Principal Amount	Value

Services: Business (continued)
Icon plc
U.S. Term Loan
3.313% (3 Month LIBOR + 2.25%), due 7/3/28 (d)	$ 1,700,245	$ 1,688,910
		13,578,165
Utilities 0.5%
PG&E Corp.
Term Loan
3.813% (1 Month LIBOR + 3.00%), due 6/23/25 (d)	48,787,576	48,076,106
Total Loan Assignments (Cost $350,365,370)		346,277,782
Total Long-Term Bonds (Cost $10,389,466,985)		9,938,124,303

	Shares
Common Stocks 2.9%
Distributors 0.1%
ATD New Holdings, Inc. (m)	142,545	11,724,326
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (a)(i)(j)(m)	38,880	389
Electrical Equipment 0.2%
Energy Technologies, Inc. (a)(i)(j)(m)	16,724	18,814,500
Hotels, Restaurants & Leisure 0.5%
Carlson Travel, Inc. (a)(h)(m)	1,954,050	54,469,144
Carlson Travel, Inc. (h)(i)(j)(m)	25,452	—
		54,469,144
Independent Power and Renewable Electricity Producers 0.4%
GenOn Energy, Inc. (h)(i)	386,241	40,555,305
Metals & Mining 0.2%
Franco-Nevada Corp.	65,000	9,825,400
Neenah Enterprises, Inc. (a)(h)(i)(j)(m)	720,961	12,883,573
		22,708,973
Oil, Gas & Consumable Fuels 1.5%
California Resources Corp.	65,919	2,650,603
Gulfport Energy Corp. (m)	1,202,229	112,985,481
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay High Yield Corporate Bond Fund

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
PetroQuest Energy, Inc. (a)(i)(j)(m)	28,470,874	$ —
Talos Energy, Inc. (m)	2,074,193	37,688,087
Whiting Petroleum Corp.	196,419	14,348,408
		167,672,579
Software 0.0% ‡
ASG warrant Corp. (a)(i)(j)(m)	12,502	—
Total Common Stocks (Cost $300,119,428)		315,945,216
Preferred Stocks 0.3%
Electrical Equipment 0.3%
Energy Technologies Ltd. (a)(i)(j)(m)	37,258	30,924,140
Oil, Gas & Consumable Fuels 0.0% ‡
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (a)(b)(h)(i)(j)	150	932,175
Total Preferred Stocks (Cost $35,662,837)		31,856,315
Exchange-Traded Funds 0.5%
iShares Gold Trust (m)	929,500	33,499,180
SPDR Gold Shares (m)	120,336	21,288,642
Total Exchange-Traded Funds (Cost $41,139,254)		54,787,822

	Number of Warrants
Warrants 0.0% ‡
Hotels, Restaurants & Leisure 0.0% ‡
CWT Travel Holdings (i)(j)(m)
Expires 11/19/26	169,236	759,870
Expires 11/19/28	178,144	995,822
		1,755,692
	Number of Warrants	Value

Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (m)	36,093	$ 432,214
Total Warrants (Cost $32,627,513)		2,187,906
Total Investments (Cost $10,799,016,017)	94.7%	10,342,901,562
Other Assets, Less Liabilities	5.3	582,538,843
Net Assets	100.0%	$ 10,925,440,405

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $213,235,124, which represented 2.0% of the Fund’s net assets.
(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
(g)	Issue in non-accrual status.
(h)	Restricted security. (See Note 6)
(i)
Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2022, the total market value was $165,715,553, which represented 1.5% of the Fund’s net assets.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(k)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2022.
(l)	Issue in default.
(m)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
SPDR—Standard & Poor’s Depositary Receipt
TBD—To Be Determined
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 134,075,362	$ —	$ 134,075,362
Corporate Bonds	—	9,437,771,159	20,000,000	9,457,771,159
Loan Assignments	—	311,189,712	35,088,070	346,277,782
Total Long-Term Bonds	—	9,883,036,233	55,088,070	9,938,124,303
Common Stocks	177,497,979	106,748,775	31,698,462	315,945,216
Preferred Stocks	—	—	31,856,315	31,856,315
Exchange-Traded Funds	54,787,822	—	—	54,787,822
Warrants	432,214	—	1,755,692	2,187,906
Total Investments in Securities	$ 232,718,015	$ 9,989,785,008	$ 120,398,539	$ 10,342,901,562

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Investments in Securities	Balance as of October 31, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2022
Long-Term Bonds
Corporate Bonds	$33,482,860	$127,894	$2,343,650	$(7,708,641)	$—	$(13,970,988)	$5,725,225	$—	$20,000,000	$(5,747,154)
Loan Assignments	15,403,582	21,947	4,564	(190,056)	842,358	(492,375)	19,498,050	—	35,088,070	(190,056)
Common Stocks	38,106,199	—	(2,712,223)	(3,695,514)	—	—	—	—	31,698,462	(6,407,737)
Preferred Stocks	28,621,936	—	—	3,229,379	5,000	—	—	—	31,856,315	3,229,379
Warrants	—	—	—	(30,857,384)	32,613,076	—	—	—	1,755,692	(30,857,384)
Total	$115,614,577	$149,841	$(364,009)	$(39,222,216)	$33,460,434	$(14,463,363)	$25,223,275	$—	$120,398,539	$(39,972,952)
As of April 30, 2022, Corporate Bonds with a market value of $5,725,225 transferred from Level 2 to Level 3 as the fair value for these Corporate Bonds utilized significant unobservable inputs. As of October 31, 2021, the fair value obtained for these Corporate Bonds utilized significant other observable inputs.
As of April 30, 2022, a Loan Assignment with a market value of $19,498,050 transferred from Level 2 to Level 3 as the fair value for this Loan Assignment utilized significant unobservable inputs. As of October 31, 2021, the fair value obtained for this Loan Assignment utilized significant other observable inputs.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay High Yield Corporate Bond Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (identified cost $10,799,016,017)	$10,342,901,562
Cash	467,352,902
Receivables:
Interest	155,571,035
Fund shares sold	16,673,203
Investment securities sold	5,571,550
Other assets	242,521
Total assets	10,988,312,773
Liabilities
Payables:
Fund shares redeemed	33,392,148
Investment securities purchased	17,410,000
Manager (See Note 3)	4,942,577
Transfer agent (See Note 3)	1,879,958
Shareholder communication	1,019,119
NYLIFE Distributors (See Note 3)	901,439
Professional fees	58,329
Custodian	53,437
Trustees	22,714
Accrued expenses	63,176
Distributions payable	3,129,471
Total liabilities	62,872,368
Net assets	$10,925,440,405
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$21,030,440
Additional paid-in-capital	11,648,814,104
11,669,844,544
Total distributable earnings (loss)	(744,404,139)
Net assets	$10,925,440,405
Class A
Net assets applicable to outstanding shares	$3,393,610,688
Shares of beneficial interest outstanding	652,778,979
Net asset value per share outstanding	$5.20
Maximum sales charge (4.50% of offering price)	0.25
Maximum offering price per share outstanding	$5.45
Investor Class
Net assets applicable to outstanding shares	$126,180,183
Shares of beneficial interest outstanding	24,105,152
Net asset value per share outstanding	$5.23
Maximum sales charge (4.00% of offering price)	0.22
Maximum offering price per share outstanding	$5.45
Class B
Net assets applicable to outstanding shares	$19,904,530
Shares of beneficial interest outstanding	3,849,100
Net asset value and offering price per share outstanding	$5.17
Class C
Net assets applicable to outstanding shares	$165,961,916
Shares of beneficial interest outstanding	32,071,609
Net asset value and offering price per share outstanding	$5.17
Class I
Net assets applicable to outstanding shares	$3,674,783,449
Shares of beneficial interest outstanding	706,669,517
Net asset value and offering price per share outstanding	$5.20
Class R1
Net assets applicable to outstanding shares	$50,888
Shares of beneficial interest outstanding	9,805
Net asset value and offering price per share outstanding	$5.19
Class R2
Net assets applicable to outstanding shares	$7,963,649
Shares of beneficial interest outstanding	1,531,540
Net asset value and offering price per share outstanding	$5.20
Class R3
Net assets applicable to outstanding shares	$3,569,024
Shares of beneficial interest outstanding	687,331
Net asset value and offering price per share outstanding	$5.19
Class R6
Net assets applicable to outstanding shares	$3,533,382,335
Shares of beneficial interest outstanding	681,334,546
Net asset value and offering price per share outstanding	$5.19
SIMPLE Class
Net assets applicable to outstanding shares	$33,743
Shares of beneficial interest outstanding	6,445
Net asset value and offering price per share outstanding	$5.24
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$302,718,426
Dividends (net of foreign tax withholding of $6,045)	199,107
Other	337,074
Total income	303,254,607
Expenses
Manager (See Note 3)	31,280,629
Distribution/Service—Class A (See Note 3)	4,609,449
Distribution/Service—Investor Class (See Note 3)	166,477
Distribution/Service—Class B (See Note 3)	116,743
Distribution/Service—Class C (See Note 3)	967,111
Distribution/Service—Class R2 (See Note 3)	11,576
Distribution/Service—Class R3 (See Note 3)	9,082
Distribution/Service—SIMPLE Class (See Note 3)	80
Transfer agent (See Note 3)	5,345,876
Shareholder communication	962,815
Professional fees	340,732
Registration	173,373
Trustees	123,747
Custodian	77,976
Shareholder service (See Note 3)	6,474
Miscellaneous	188,692
Total expenses	44,380,832
Net investment income (loss)	258,873,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	33,665,510
Net change in unrealized appreciation (depreciation) on investments	(910,649,185)
Net realized and unrealized gain (loss)	(876,983,675)
Net increase (decrease) in net assets resulting from operations	$(618,109,900)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay High Yield Corporate Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$258,873,775	$561,954,069
Net realized gain (loss)	33,665,510	219,481,230
Net change in unrealized appreciation (depreciation)	(910,649,185)	336,122,360
Net increase (decrease) in net assets resulting from operations	(618,109,900)	1,117,557,659
Distributions to shareholders:
Class A	(89,937,798)	(176,416,889)
Investor Class	(3,184,767)	(6,494,080)
Class B	(466,377)	(1,264,772)
Class C	(3,861,165)	(9,396,090)
Class I	(101,167,350)	(186,334,257)
Class R1	(1,397)	(2,744)
Class R2	(219,618)	(475,941)
Class R3	(82,620)	(129,139)
Class R6	(96,827,650)	(190,139,469)
SIMPLE Class	(724)	(1,106)
	(295,749,466)	(570,654,487)
Distributions to shareholders from return of capital:
Class A	—	(19,429,957)
Investor Class	—	(715,236)
Class B	—	(139,298)
Class C	—	(1,034,853)
Class I	—	(20,522,222)
Class R1	—	(302)
Class R2	—	(52,419)
Class R3	—	(14,223)
Class R6	—	(20,941,315)
SIMPLE Class	—	(122)
	—	(62,849,947)
Total distributions to shareholders	(295,749,466)	(633,504,434)
Capital share transactions:
Net proceeds from sales of shares	1,434,127,572	3,657,661,509
Net asset value of shares issued to shareholders in reinvestment of distributions	276,200,008	591,279,027
Cost of shares redeemed	(1,981,714,244)	(4,586,290,263)
Increase (decrease) in net assets derived from capital share transactions	(271,386,664)	(337,349,727)
Net increase (decrease) in net assets	(1,185,246,030)	146,703,498
	2022	2021
Net Assets
Beginning of period	$12,110,686,435	$11,963,982,937
End of period	$10,925,440,405	$12,110,686,435
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$5.63	$5.41	$5.61	$5.52	$5.77	$5.74
Net investment income (loss) (a)	0.12	0.25	0.29	0.29	0.29	0.30
Net realized and unrealized gain (loss)	(0.42)	0.25	(0.17)	0.12	(0.22)	0.09
Total from investment operations	(0.30)	0.50	0.12	0.41	0.07	0.39
Less distributions:
From net investment income	(0.13)	(0.25)	(0.29)	(0.29)	(0.29)	(0.31)
Return of capital	—	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)
Total distributions	(0.13)	(0.28)	(0.32)	(0.32)	(0.32)	(0.36)
Net asset value at end of period	$5.20	$5.63	$5.41	$5.61	$5.52	$5.77
Total investment return (b)	(5.35)%	9.37%	2.26%	7.58%	1.29%	6.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.26%††	4.38%	5.35%	5.21%	5.15%	5.25%
Net expenses (c)	0.94%††	0.95%	0.97%	0.99%	0.99%	0.97%
Portfolio turnover rate	8%	40%	38%	30%	30%	43%
Net assets at end of period (in 000’s)	$3,393,611	$3,901,512	$3,525,782	$3,405,587	$3,290,659	$3,683,113

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$5.67	$5.45	$5.65	$5.57	$5.82	$5.79
Net investment income (loss) (a)	0.11	0.24	0.29	0.29	0.29	0.30
Net realized and unrealized gain (loss)	(0.42)	0.26	(0.17)	0.11	(0.22)	0.09
Total from investment operations	(0.31)	0.50	0.12	0.40	0.07	0.39
Less distributions:
From net investment income	(0.13)	(0.25)	(0.29)	(0.29)	(0.29)	(0.31)
Return of capital	—	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)
Total distributions	(0.13)	(0.28)	(0.32)	(0.32)	(0.32)	(0.36)
Net asset value at end of period	$5.23	$5.67	$5.45	$5.65	$5.57	$5.82
Total investment return (b)	(5.52)%	9.25%	2.24%	7.33%	1.29%	6.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11%††	4.26%	5.27%	5.15%	5.12%	5.21%
Net expenses (c)	1.09%††	1.08%	1.06%	1.05%	1.03%	1.02%
Portfolio turnover rate	8%	40%	38%	30%	30%	43%
Net assets at end of period (in 000's)	$126,180	$139,214	$149,726	$162,260	$159,970	$167,139

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$5.60	$5.38	$5.58	$5.50	$5.74	$5.71
Net investment income (loss) (a)	0.09	0.20	0.25	0.24	0.25	0.26
Net realized and unrealized gain (loss)	(0.41)	0.25	(0.18)	0.11	(0.21)	0.08
Total from investment operations	(0.32)	0.45	0.07	0.35	0.04	0.34
Less distributions:
From net investment income	(0.11)	(0.21)	(0.24)	(0.25)	(0.26)	(0.27)
Return of capital	—	(0.02)	(0.03)	(0.02)	(0.02)	(0.04)
Total distributions	(0.11)	(0.23)	(0.27)	(0.27)	(0.28)	(0.31)
Net asset value at end of period	$5.17	$5.60	$5.38	$5.58	$5.50	$5.74
Total investment return (b)	(5.80)%	8.52%	1.39%	6.52%	0.64%	6.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.36%††	3.56%	4.55%	4.41%	4.37%	4.47%
Net expenses (c)	1.84%††	1.83%	1.81%	1.80%	1.78%	1.77%
Portfolio turnover rate	8%	40%	38%	30%	30%	43%
Net assets at end of period (in 000’s)	$19,905	$26,622	$45,661	$63,517	$81,221	$108,263

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$5.60	$5.39	$5.59	$5.50	$5.74	$5.72
Net investment income (loss) (a)	0.09	0.20	0.25	0.24	0.25	0.26
Net realized and unrealized gain (loss)	(0.41)	0.24	(0.18)	0.12	(0.21)	0.07
Total from investment operations	(0.32)	0.44	0.07	0.36	0.04	0.33
Less distributions:
From net investment income	(0.11)	(0.21)	(0.24)	(0.25)	(0.26)	(0.27)
Return of capital	—	(0.02)	(0.03)	(0.02)	(0.02)	(0.04)
Total distributions	(0.11)	(0.23)	(0.27)	(0.27)	(0.28)	(0.31)
Net asset value at end of period	$5.17	$5.60	$5.39	$5.59	$5.50	$5.74
Total investment return (b)	(5.80)%	8.31%	1.39%	6.71%	0.64%	5.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.36%††	3.54%	4.54%	4.41%	4.36%	4.45%
Net expenses (c)	1.84%††	1.83%	1.81%	1.80%	1.78%	1.77%
Portfolio turnover rate	8%	40%	38%	30%	30%	43.0%
Net assets at end of period (in 000’s)	$165,962	$214,696	$297,431	$373,760	$550,819	$676,463

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$5.63	$5.41	$5.61	$5.53	$5.78	$5.75
Net investment income (loss) (a)	0.12	0.26	0.30	0.30	0.31	0.32
Net realized and unrealized gain (loss)	(0.41)	0.26	(0.17)	0.11	(0.22)	0.08
Total from investment operations	(0.29)	0.52	0.13	0.41	0.09	0.40
Less distributions:
From net investment income	(0.14)	(0.27)	(0.30)	(0.30)	(0.31)	(0.32)
Return of capital	—	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)
Total distributions	(0.14)	(0.30)	(0.33)	(0.33)	(0.34)	(0.37)
Net asset value at end of period	$5.20	$5.63	$5.41	$5.61	$5.53	$5.78
Total investment return (b)	(5.23)%	9.65%	2.56%	7.68%	1.57%	7.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.50%††	4.62%	5.60%	5.45%	5.40%	5.51%
Net expenses (c)	0.69%††	0.70%	0.72%	0.74%	0.74%	0.72%
Portfolio turnover rate	8%	40%	38%	30%	30%	43%
Net assets at end of period (in 000’s)	$3,674,783	$4,116,697	$3,509,954	$3,451,487	$3,709,306	$4,067,560

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R1		2021	2020	2019	2018	2017
Net asset value at beginning of period	$5.62	$5.40	$5.60	$5.52	$5.77	$5.74
Net investment income (loss) (a)	0.12	0.25	0.30	0.30	0.30	0.32
Net realized and unrealized gain (loss)	(0.41)	0.26	(0.17)	0.11	(0.22)	0.07
Total from investment operations	(0.29)	0.51	0.13	0.41	0.08	0.39
Less distributions:
From net investment income	(0.14)	(0.26)	(0.30)	(0.30)	(0.30)	(0.31)
Return of capital	—	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)
Total distributions	(0.14)	(0.29)	(0.33)	(0.33)	(0.33)	(0.36)
Net asset value at end of period	$5.19	$5.62	$5.40	$5.60	$5.52	$5.77
Total investment return (b)	(5.29)%	9.55%	2.45%	7.58%	1.46%	7.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.40%††	4.51%	5.52%	5.36%	5.25%	5.48%
Net expenses (c)	0.79%††	0.80%	0.82%	0.84%	0.84%	0.82%
Portfolio turnover rate	8%	40%	38%	30%	30%	43%
Net assets at end of period (in 000’s)	$51	$62	$51	$53	$72	$37

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$5.63	$5.41	$5.61	$5.52	$5.77	$5.74
Net investment income (loss) (a)	0.11	0.24	0.29	0.28	0.29	0.30
Net realized and unrealized gain (loss)	(0.41)	0.26	(0.18)	0.12	(0.22)	0.08
Total from investment operations	(0.30)	0.50	0.11	0.40	0.07	0.38
Less distributions:
From net investment income	(0.13)	(0.25)	(0.28)	(0.29)	(0.29)	(0.30)
Return of capital	—	(0.03)	(0.03)	(0.02)	(0.03)	(0.05)
Total distributions	(0.13)	(0.28)	(0.31)	(0.31)	(0.32)	(0.35)
Net asset value at end of period	$5.20	$5.63	$5.41	$5.61	$5.52	$5.77
Total investment return (b)	(5.39)%	9.28%	2.17%	7.49%	1.20%	6.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.15%††	4.28%	5.26%	5.10%	5.06%	5.16%
Net expenses (c)	1.04%††	1.05%	1.07%	1.09%	1.09%	1.07%
Portfolio turnover rate	8%	40%	38%	30%	30%	43%
Net assets at end of period (in 000’s)	$7,964	$10,640	$13,006	$13,866	$11,116	$9,562

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$5.62	$5.40	$5.60	$5.52	$5.77	$5.74
Net investment income (loss) (a)	0.11	0.22	0.27	0.27	0.27	0.28
Net realized and unrealized gain (loss)	(0.42)	0.26	(0.17)	0.11	(0.22)	0.09
Total from investment operations	(0.31)	0.48	0.10	0.38	0.05	0.37
Less distributions:
From net investment income	(0.12)	(0.23)	(0.27)	(0.28)	(0.28)	(0.29)
Return of capital	—	(0.03)	(0.03)	(0.02)	(0.02)	(0.05)
Total distributions	(0.12)	(0.26)	(0.30)	(0.30)	(0.30)	(0.34)
Net asset value at end of period	$5.19	$5.62	$5.40	$5.60	$5.52	$5.77
Total investment return (b)	(5.53)%	9.01%	1.90%	7.03%	0.96%	6.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.91%††	3.98%	4.96%	4.84%	4.77%	4.81%
Net expenses (c)	1.29%††	1.30%	1.32%	1.34%	1.34%	1.32%
Portfolio turnover rate	8%	40%	38%	30%	30%	43%
Net assets at end of period (in 000’s)	$3,569	$3,630	$1,924	$1,281	$606	$392

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R6		2021	2020	2019	2018	2017
Net asset value at beginning of period	$5.61	$5.40	$5.60	$5.52	$5.77	$5.74
Net investment income (loss) (a)	0.13	0.27	0.31	0.31	0.31	0.32
Net realized and unrealized gain (loss)	(0.41)	0.24	(0.17)	0.11	(0.21)	0.09
Total from investment operations	(0.28)	0.51	0.14	0.42	0.10	0.41
Less distributions:
From net investment income	(0.14)	(0.27)	(0.31)	(0.31)	(0.32)	0.33
Return of capital	—	(0.03)	(0.03)	(0.03)	(0.03)	(0.05)
Total distributions	(0.14)	(0.30)	(0.34)	(0.34)	(0.35)	(0.38)
Net asset value at end of period	$5.19	$5.61	$5.40	$5.60	$5.52	$5.77
Total investment return (b)	(5.00)%	9.64%	2.70%	7.84%	1.71%	7.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.63%††	4.79%	5.65%	5.60%	5.54%	5.45%
Net expenses (c)	0.57%††	0.57%	0.58%	0.58%	0.58%	0.58%
Portfolio turnover rate	8%	40%	38%	30%	30%	43%
Net assets at end of period (in 000’s)	$3,533,382	$3,697,586	$4,420,424	$2,180,977	$904,028	$1,668,163

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$5.67	$5.45	$5.54
Net investment income (loss) (a)	0.11	0.23	0.04
Net realized and unrealized gain (loss)	(0.42)	0.25	(0.08)
Total from investment operations	(0.31)	0.48	(0.04)
Less distributions:
From net investment income	(0.12)	(0.23)	(0.05)
Return of capital	—	(0.03)	(0.00)‡
Total distributions	(0.12)	(0.26)	(0.05)
Net asset value at end of period	$5.24	$5.67	$5.45
Total investment return (b)	(5.46)%	8.98%	(0.72)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.88%††	4.00%	4.74%††
Net expenses (c)	1.34%††	1.33%	1.30%††
Portfolio turnover rate	8%	40%	38%
Net assets at end of period (in 000’s)	$34	$27	$25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay MacKay High Yield Corporate Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R1	June 29, 2012
Class R2	May 1, 2008
Class R3	February 29, 2016
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value
35

Notes to Financial Statements (Unaudited) (continued)
measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a

36	MainStay MacKay High Yield Corporate Bond Fund

debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.
Asset Class	Fair Value at 4/30/22*	Valuation Technique	Unobserva- ble Inputs	Inputs/ Range
Loan Assignments	$19,010,599	Market Approach	Lender Fee	1.00%
	16,077,471	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%
Common Stocks	389	Market Approach	Ownership % of equity interest	16.56%-39.70%
	18,814,500	Market Approach	EBITDA Multiple	6.50x-7.50x
	12,883,573	Market Approach	EBITDA Multiple	6.00x
	0	Market Approach	Implied natural gas price	$2.70
			Discount Rate	10.00%
Preferred Stock	30,924,140	Income Approach	Spread Adjustment	5.21%
	932,175	Market Approach	Liquidity discount	10.00%
Warrants	1,755,692	Market Approach	Implied Volatility	40.00%
	$100,398,539
* The table above does not include Level 3 investments that were valued by a broker. As of April 30, 2022, the value of these investments were
$20,000,000. The inputs for these investments were not readily available or cannot be reasonably estimated.

A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the
37

Notes to Financial Statements (Unaudited) (continued)
Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have

38	MainStay MacKay High Yield Corporate Bond Fund

direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2022, the Fund held unfunded commitments. (See Note 5).
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. Warrants as of April 30, 2022 are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to
39

Notes to Financial Statements (Unaudited) (continued)
other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2022, the effective management fee rate was 0.54%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $31,280,629 and paid the Subadvisor in the amount of $15,341,619.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of

40	MainStay MacKay High Yield Corporate Bond Fund

the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$28
Class R2	4,630
Class R3	1,816
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $287,246 and $15,497, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2022, of $38,534, $517 and $7,006, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life
Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$2,309,056	$—
Investor Class	178,643	—
Class B	31,394	—
Class C	259,991	—
Class I	2,485,767	—
Class R1	35	—
Class R2	5,796	—
Class R3	2,276	—
Class R6	72,875	—
SIMPLE Class	43	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$11,311,172	0.3%
Class R1	40,183	79.0
SIMPLE Class	25,476	75.5
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$10,771,455,713	$284,060,508	$(712,614,659)	$(428,554,151)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $295,865,044, as shown in the table below, were available to the extent provided by the regulations to offset future realized
41

Notes to Financial Statements (Unaudited) (continued)
gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$295,865
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$570,654,487
Return of Capital	62,849,947
Total	$633,504,434
Note 5–Commitments and Contingencies
As of April 30, 2022, the Fund had unfunded commitments pursuant to the following loan agreements:
Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Neenah Foundry, 2020 PIK Loan TBD, due 4/1/23	$1,285,000	$0
Commitments are available until maturity date.
Note 6–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of April 30, 2022, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/22 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 9,200,000	$ 9,323,706	$ 92,000	0.0%‡
Carlson Travel, Inc.
Common Stock	9/4/20 - 12/23/21	1,979,502	48,453,024	54,469,144	0.5
GenOn Energy, Inc.
Common Stock	12/14/18	386,241	43,250,890	40,555,305	0.4
Gulfport Energy Operating Corp.
Preferred Stock	8/4/21 - 12/16/21	150	148,000	932,175	0.0‡
Neenah Enterprises, Inc.
Common Stock	4/12/20	720,961	6,114,571	12,883,573	0.1
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$20,000,000	19,858,604	20,000,000	0.2
Total			$127,148,795	$ 128,932,197	1.2%

‡	Less than one-tenth of a percent.

Note 7–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 8–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with

42	MainStay MacKay High Yield Corporate Bond Fund

an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 9–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 10–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $920,990 and $1,201,640, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the six-month period ended April 30, 2022, such purchases were $999.
Note 11–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	48,827,753	$267,203,280
Shares issued to shareholders in reinvestment of distributions	14,407,135	78,351,469
Shares redeemed	(106,109,642)	(578,850,976)
Net increase (decrease) in shares outstanding before conversion	(42,874,754)	(233,296,227)
Shares converted into Class A (See Note 1)	2,375,909	13,029,364
Shares converted from Class A (See Note 1)	(109,251)	(596,907)
Net increase (decrease)	(40,608,096)	$(220,863,770)
Year ended October 31, 2021:
Shares sold	182,959,300	$1,025,339,543
Shares issued to shareholders in reinvestment of distributions	30,312,090	170,864,213
Shares redeemed	(184,263,914)	(1,037,267,473)
Net increase (decrease) in shares outstanding before conversion	29,007,476	158,936,283
Shares converted into Class A (See Note 1)	13,304,124	74,965,256
Shares converted from Class A (See Note 1)	(738,769)	(4,105,394)
Net increase (decrease)	41,572,831	$229,796,145

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	859,388	$4,713,196
Shares issued to shareholders in reinvestment of distributions	557,246	3,049,438
Shares redeemed	(1,378,244)	(7,586,312)
Net increase (decrease) in shares outstanding before conversion	38,390	176,322
Shares converted into Investor Class (See Note 1)	298,582	1,645,123
Shares converted from Investor Class (See Note 1)	(799,996)	(4,430,658)
Net increase (decrease)	(463,024)	$(2,609,213)
Year ended October 31, 2021:
Shares sold	2,019,528	$11,484,430
Shares issued to shareholders in reinvestment of distributions	1,208,390	6,860,244
Shares redeemed	(2,683,946)	(15,254,757)
Net increase (decrease) in shares outstanding before conversion	543,972	3,089,917
Shares converted into Investor Class (See Note 1)	1,170,092	6,648,892
Shares converted from Investor Class (See Note 1)	(4,618,620)	(26,265,419)
Net increase (decrease)	(2,904,556)	$(16,526,610)

43

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	40,324	$219,271
Shares issued to shareholders in reinvestment of distributions	75,370	408,255
Shares redeemed	(549,754)	(3,006,741)
Net increase (decrease) in shares outstanding before conversion	(434,060)	(2,379,215)
Shares converted from Class B (See Note 1)	(472,829)	(2,571,194)
Net increase (decrease)	(906,889)	$(4,950,409)
Year ended October 31, 2021:
Shares sold	88,863	$498,977
Shares issued to shareholders in reinvestment of distributions	223,935	1,254,633
Shares redeemed	(2,893,905)	(16,203,403)
Net increase (decrease) in shares outstanding before conversion	(2,581,107)	(14,449,793)
Shares converted from Class B (See Note 1)	(1,142,315)	(6,416,728)
Net increase (decrease)	(3,723,422)	$(20,866,521)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	947,146	$5,152,776
Shares issued to shareholders in reinvestment of distributions	673,694	3,650,744
Shares redeemed	(7,029,426)	(38,144,077)
Net increase (decrease) in shares outstanding before conversion	(5,408,586)	(29,340,557)
Shares converted from Class C (See Note 1)	(851,628)	(4,637,565)
Net increase (decrease)	(6,260,214)	$(33,978,122)
Year ended October 31, 2021:
Shares sold	5,342,346	$29,948,303
Shares issued to shareholders in reinvestment of distributions	1,751,952	9,827,127
Shares redeemed	(17,257,202)	(96,733,225)
Net increase (decrease) in shares outstanding before conversion	(10,162,904)	(56,957,795)
Shares converted from Class C (See Note 1)	(6,710,654)	(37,512,191)
Net increase (decrease)	(16,873,558)	$(94,469,986)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	122,299,626	$674,965,137
Shares issued to shareholders in reinvestment of distributions	17,378,003	94,531,393
Shares redeemed	(164,590,623)	(902,530,253)
Net increase (decrease) in shares outstanding before conversion	(24,912,994)	(133,033,723)
Shares converted into Class I (See Note 1)	106,349	581,371
Net increase (decrease)	(24,806,645)	$(132,452,352)
Year ended October 31, 2021:
Shares sold	252,182,456	$1,423,359,102
Shares issued to shareholders in reinvestment of distributions	34,136,456	192,459,085
Shares redeemed	(200,939,792)	(1,134,669,152)
Net increase (decrease) in shares outstanding before conversion	85,379,120	481,149,035
Shares converted into Class I (See Note 1)	745,634	4,142,155
Shares converted from Class I (See Note 1)	(3,354,187)	(18,908,988)
Net increase (decrease)	82,770,567	$466,382,202

Class R1	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	371	$2,039
Shares issued to shareholders in reinvestment of distributions	257	1,397
Shares redeemed	(1,858)	(10,241)
Net increase (decrease)	(1,230)	$(6,805)
Year ended October 31, 2021:
Shares sold	1,473	$8,263
Shares issued to shareholders in reinvestment of distributions	541	3,046
Shares redeemed	(366)	(2,073)
Net increase (decrease)	1,648	$9,236

44	MainStay MacKay High Yield Corporate Bond Fund

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	186,616	$1,021,381
Shares issued to shareholders in reinvestment of distributions	30,927	168,531
Shares redeemed	(576,484)	(3,193,139)
Net increase (decrease)	(358,941)	$(2,003,227)
Year ended October 31, 2021:
Shares sold	452,963	$2,558,748
Shares issued to shareholders in reinvestment of distributions	76,461	431,139
Shares redeemed	(1,040,259)	(5,766,291)
Net increase (decrease) in shares outstanding before conversion	(510,835)	(2,776,404)
Shares converted from Class R2 (See Note 1)	(2,744)	(15,506)
Net increase (decrease)	(513,579)	$(2,791,910)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	69,523	$381,966
Shares issued to shareholders in reinvestment of distributions	14,541	78,894
Shares redeemed	(42,700)	(232,975)
Net increase (decrease)	41,364	$227,885
Year ended October 31, 2021:
Shares sold	365,846	$2,061,921
Shares issued to shareholders in reinvestment of distributions	24,106	135,884
Shares redeemed	(99,976)	(563,591)
Net increase (decrease)	289,976	$1,634,214

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	87,742,063	$480,459,798
Shares issued to shareholders in reinvestment of distributions	17,706,663	95,959,163
Shares redeemed	(82,167,120)	(448,159,530)
Net increase (decrease) in shares outstanding before conversion	23,281,606	128,259,431
Shares converted from Class R6 (See Note 1)	(552,195)	(3,019,534)
Net increase (decrease)	22,729,411	$125,239,897
Year ended October 31, 2021:
Shares sold	206,190,406	$1,162,402,222
Shares issued to shareholders in reinvestment of distributions	37,259,768	209,442,428
Shares redeemed	(405,022,996)	(2,279,825,918)
Net increase (decrease) in shares outstanding before conversion	(161,572,822)	(907,981,268)
Shares converted into Class R6 (See Note 1)	3,360,148	18,908,988
Shares converted from Class R6 (See Note 1)	(2,026,448)	(11,445,445)
Net increase (decrease)	(160,239,122)	$(900,517,725)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,543	$8,728
Shares issued to shareholders in reinvestment of distributions	132	724
Net increase (decrease)	1,675	$9,452
Year ended October 31, 2021:(a)
Shares issued to shareholders in reinvestment of distributions	216	$1,228
Shares redeemed	(774)	(4,380)
Net increase (decrease) in shares outstanding before conversion	(558)	(3,152)
Shares converted into SIMPLE Class (See Note 1)	774	4,380
Net increase (decrease)	216	$1,228

(a)	The inception date of the class was August 31, 2020.
Note 12–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global
45

Notes to Financial Statements (Unaudited) (continued)
economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

46	MainStay MacKay High Yield Corporate Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s

48	MainStay MacKay High Yield Corporate Bond Fund

investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
49

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

50	MainStay MacKay High Yield Corporate Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
51

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

52	MainStay MacKay High Yield Corporate Bond Fund

This page intentionally left blank.

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1739388MS086-22
MSHY10-06/22
(NYLIM) NL212

MainStay MacKay International Equity Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	1/3/1995	-26.09%	-20.12%	5.14%	5.29%	1.33%
		Excluding sales charges		-21.79	-15.47	6.33	5.89	1.33
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-25.85	-20.01	4.76	4.92	1.71
		Excluding sales charges		-21.95	-15.80	5.95	5.51	1.71
Class B Shares[4]	Maximum 5% CDSC	With sales charges	9/13/1994	-25.54	-19.95	4.83	4.72	2.46
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-22.25	-16.41	5.16	4.72	2.46
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-22.86	-17.15	5.16	4.72	2.46
	if Redeemed Within One Year of Purchase	Excluding sales charges		-22.20	-16.45	5.16	4.72	2.46
Class I Shares	No Sales Charge		1/2/2004	-21.67	-15.19	6.68	6.18	1.08
Class R1 Shares	No Sales Charge		1/2/2004	-21.73	-15.32	6.51	6.04	1.18
Class R2 Shares	No Sales Charge		1/2/2004	-21.83	-15.56	6.23	5.78	1.43
Class R3 Shares	No Sales Charge		4/28/2006	-21.92	-15.75	5.97	5.51	1.68
Class R6 Shares	No Sales Charge		2/28/2019	-21.67	-15.15	N/A	7.21	0.98

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[2]	-11.87%	-10.31%	4.94%	5.04%
MSCI EAFE Index® (Net)[3]	-11.80	-8.15	4.77	5.77
Morningstar Foreign Large Growth Category Average[4]	-22.07	-18.45	5.99	5.91

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Fund has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the
U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

3.
The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$782.10	$5.17	$1,018.99	$5.86	1.17%
Investor Class Shares	$1,000.00	$780.50	$6.84	$1,017.11	$7.75	1.55%
Class B Shares	$1,000.00	$777.50	$10.14	$1,013.39	$11.48	2.30%
Class C Shares	$1,000.00	$778.00	$10.14	$1,013.39	$11.48	2.30%
Class I Shares	$1,000.00	$783.30	$3.76	$1,020.58	$4.26	0.85%
Class R1 Shares	$1,000.00	$782.70	$4.55	$1,019.69	$5.16	1.03%
Class R2 Shares	$1,000.00	$781.70	$5.61	$1,018.50	$6.36	1.27%
Class R3 Shares	$1,000.00	$780.80	$6.71	$1,017.26	$7.60	1.52%
Class R6 Shares	$1,000.00	$783.30	$3.67	$1,020.68	$4.16	0.83%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2022 (Unaudited)

United Kingdom	14.6%
France	10.9
United States	9.9
Japan	9.7
Germany	8.8
Switzerland	7.4
Netherlands	5.1
India	4.9
China	4.8
Ireland	3.4
Taiwan	3.3
Israel	2.9%
Sweden	2.8
Brazil	2.7
Canada	2.4
Denmark	2.0
Hong Kong	1.4
Italy	1.0
Other Assets, Less Liabilities	2.0
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Tencent Holdings Ltd.
2.	HDFC Bank Ltd.
3.	Prudential plc
4.	TE Connectivity Ltd.
5.	Teleperformance
6.	ICON plc
7.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
8.	NICE Ltd., Sponsored ADR
9.	Hapvida Participacoes e Investimentos SA
10.	Deutsche Boerse AG

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay MacKay International Equity Fund returned −21.67%, underperforming the −11.87% return of the Fund’s primary benchmark, the MSCI ACWI® (All Country World Index) ex USA Index (Net) (the “Index”), and the −11.80% return of the Fund’s secondary benchmark, the MSCI EAFE® (Europe, Australasia, Far East) Index (Net). Over the same period, Class I shares outperformed the −22.07% return of the Morningstar Foreign Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the MSCI ACWI® ex USA Index (Net) during the reporting period. Observed through a multi-factor attribution lens, this underperformance is explained predominantly by style factors given the marked outperformance of value stocks over growth stocks, as well as industry allocation given aggressive investor rotation toward cyclical stocks. This style and sector rotation was highly correlated and catalyzed by the confluence of several market events noted below.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the sector making the strongest positive contribution to the Fund’s performance relative to the Index was industrials. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance were the health care, financials, and consumer discretionary sectors.
During the reporting period, were there any market events that materially impacted the Fund's performance or liquidity?
Risk assets declined materially during the reporting period, due to Russia's unprovoked invasion of Ukraine and expectations for accelerated global monetary policy tightening, which was exacerbated by the conflict's upward pressure on energy and food prices. The decline in international equities accelerated toward the end of the reporting period as the ongoing Ukraine conflict, severe China COVID lockdowns and the heightened prospect of interest rate hikes combined to further weigh on investor sentiment. Upward pressure on energy prices and interest rates caused generally lower-quality cyclical sectors like energy to meaningfully outperform during the reporting period. Conversely, these same forces posed marked performance headwinds to managers such as ourselves focused on owning higher-quality structural growth companies.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The top contributors to the Fund’s absolute performance during the reporting period included Brazil-based health care provider Notre Dame Intermedica Participacoes, Japan-based e-commerce company MonotaRO and Germany-based financial services provider Deutsche Boerse. The most significant detractors from absolute performance during the same period were UK-domiciled global life insurer Prudential, German online retailer Zalando and Japanese Internet-based services provider CyberAgent.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest initial purchase was in Brazilian health care provider Hapvida Participacoes e Investimentos, while the largest increased purchase was in Israeli software developer NICE. The Fund’s largest full sale was in CyberAgent, while the largest decreased position size was in Zalando.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund’s largest increases in sector exposure relative to the Index were in industrials and information technology, while the most significant decreases were in consumer discretionary and health care.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund’s largest overweight exposures relative to the MSCI ACWI® ex USA Index (Net) were to the consumer discretionary and consumer staples sectors. As of the same date, the Fund’s most significant underweight exposures were to the information technology and health care sectors.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 95.1%
Brazil 2.7%
Hapvida Participacoes e Investimentos SA (Health Care Providers & Services) (a)	5,272,838	$ 9,353,410
Canada 2.4%
Constellation Software, Inc. (Software)	5,294	8,332,059
China 4.8%
Tencent Holdings Ltd. (Interactive Media & Services)	351,399	16,482,504
Denmark 2.0%
Chr Hansen Holding A/S (Chemicals)	90,140	7,024,392
France 10.9%
BioMerieux (Health Care Equipment & Supplies)	74,482	7,066,368
Dassault Systemes SE (Software)	127,356	5,665,404
Edenred (IT Services)	167,799	8,410,900
Sartorius Stedim Biotech (Life Sciences Tools & Services)	12,020	3,912,466
Teleperformance (Professional Services)	35,038	12,527,527
		37,582,665
Germany 8.8%
Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	23,212	2,931,831
Deutsche Boerse AG (Capital Markets)	51,597	9,043,565
Scout24 SE (Interactive Media & Services) (a)	120,199	7,669,242
Symrise AG (Chemicals)	55,913	6,685,391
Zalando SE (Internet & Direct Marketing Retail) (a)(b)	101,536	4,027,166
		30,357,195
Hong Kong 1.4%
AIA Group Ltd. (Insurance)	506,600	4,949,440
India 4.9%
HDFC Bank Ltd. (Banks)	788,161	14,152,085
Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	101,426	2,920,228
		17,072,313
Ireland 3.4%
ICON plc (Life Sciences Tools & Services) (b)	51,458	11,640,314
	Shares	Value

Israel 2.9%
NICE Ltd., Sponsored ADR (Software) (b)	48,932	$ 10,100,054
Italy 1.0%
Reply SpA (IT Services)	22,721	3,333,702
Japan 9.7%
Benefit One, Inc. (Professional Services)	375,500	5,633,207
JMDC, Inc. (Health Care Technology)	77,600	3,690,443
Menicon Co. Ltd. (Health Care Equipment & Supplies)	197,000	4,212,299
MonotaRO Co. Ltd. (Trading Companies & Distributors)	253,400	4,393,554
Relo Group, Inc. (Real Estate Management & Development)	330,500	4,743,067
SMS Co. Ltd. (Professional Services)	206,900	4,777,089
TechnoPro Holdings, Inc. (Professional Services)	238,600	5,972,146
		33,421,805
Netherlands 5.1%
Adyen NV (IT Services) (a)(b)	2,098	3,508,817
IMCD NV (Trading Companies & Distributors)	38,369	6,095,426
Koninklijke DSM NV (Chemicals)	47,812	8,008,030
		17,612,273
Sweden 2.8%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components) (b)(c)	497,111	6,427,513
MIPS AB (Leisure Products)	46,123	3,282,105
		9,709,618
Switzerland 7.4%
Belimo Holding AG (Registered) (Building Products)	9,537	4,711,018
Lonza Group AG (Registered) (Life Sciences Tools & Services)	13,758	8,077,267
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	101,396	12,652,193
		25,440,478
Taiwan 3.3%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	124,530	11,572,573
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

10	MainStay MacKay International Equity Fund

	Shares	Value
Common Stocks (continued)
United Kingdom 14.6%
Diageo plc (Beverages)	166,192	$ 8,235,658
Experian plc (Professional Services)	221,858	7,689,931
HomeServe plc (Commercial Services & Supplies)	416,765	5,136,314
Linde plc (Chemicals)	26,044	8,124,686
Prudential plc (Insurance)	1,110,458	13,803,497
St James's Place plc (Capital Markets)	481,116	7,674,707
		50,664,793
United States 7.0%
Accenture plc, Class A (IT Services)	24,574	7,381,047
Aon plc, Class A (Insurance)	21,560	6,209,064
Fiverr International Ltd. (Internet & Direct Marketing Retail) (b)(c)	57,030	3,036,848
Globant SA (IT Services) (b)	16,957	3,662,542
STERIS plc (Health Care Equipment & Supplies)	17,423	3,903,623
		24,193,124
Total Common Stocks (Cost $320,320,680)		328,842,712
Short-Term Investments 2.9%
Affiliated Investment Company 0.2%
United States 0.2%
MainStay U.S. Government Liquidity Fund, 0.397% (d)	806,282	806,282
	Shares	Value

Unaffiliated Investment Company 2.7%
United States 2.7%
Invesco Government & Agency Portfolio, 0.419% (d)(e)	9,194,527	$ 9,194,527
Total Short-Term Investments (Cost $10,000,809)		10,000,809
Total Investments (Cost $330,321,489)	98.0%	338,843,521
Other Assets, Less Liabilities	2.0	6,934,740
Net Assets	100.0%	$ 345,778,261

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $8,423,086. The Fund received cash collateral with a value of $9,194,527. (See Note 2(I))

(d)	Current yield as of April 30, 2022.
(e)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 611	$ 26,969	$ (26,774)	$ —	$ —	$ 806	$ —(a)	$ —	806

(a)	Less than $500.

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
China	$ —	$ 16,482,504	$ —	$ 16,482,504
Denmark	—	7,024,392	—	7,024,392
France	—	37,582,665	—	37,582,665
Germany	—	30,357,195	—	30,357,195
Hong Kong	—	4,949,440	—	4,949,440
India	—	17,072,313	—	17,072,313
Italy	—	3,333,702	—	3,333,702
Japan	—	33,421,805	—	33,421,805
Netherlands	—	17,612,273	—	17,612,273
Sweden	—	9,709,618	—	9,709,618
Switzerland	12,652,193	12,788,285	—	25,440,478
United Kingdom	8,124,686	42,540,107	—	50,664,793
All Other Countries	75,191,534	—	—	75,191,534
Total Common Stocks	95,968,413	232,874,299	—	328,842,712
Short-Term Investments
Affiliated Investment Company	806,282	—	—	806,282
Unaffiliated Investment Company	9,194,527	—	—	9,194,527
Total Short-Term Investments	10,000,809	—	—	10,000,809
Total Investments in Securities	$ 105,969,222	$ 232,874,299	$ —	$ 338,843,521

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay International Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †
Banks	$14,152,085	4.1%
Beverages	8,235,658	2.4
Building Products	4,711,018	1.4
Capital Markets	16,718,272	4.8
Chemicals	29,842,499	8.5
Commercial Services & Supplies	5,136,314	1.5
Electronic Equipment, Instruments & Components	19,079,706	5.6
Health Care Equipment & Supplies	18,114,121	5.3
Health Care Providers & Services	9,353,410	2.7
Health Care Technology	3,690,443	1.1
Insurance	24,962,001	7.2
Interactive Media & Services	24,151,746	7.0
Internet & Direct Marketing Retail	7,064,014	2.1
IT Services	26,297,008	7.6
Leisure Products	3,282,105	0.9
Life Sciences Tools & Services	23,630,047	6.8
Professional Services	36,599,900	10.5
Real Estate Management & Development	4,743,067	1.4
Semiconductors & Semiconductor Equipment	11,572,573	3.3
Software	24,097,517	7.0
Thrifts & Mortgage Finance	2,920,228	0.8
Trading Companies & Distributors	10,488,980	3.1
	328,842,712	95.1
Short-Term Investments	10,000,809	2.9
Other Assets, Less Liabilities	6,934,740	2.0
Net Assets	$345,778,261	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $329,515,207) including securities on loan of $8,423,086	$338,037,239
Investment in affiliated investment companies, at value (identified cost $806,282)	806,282
Cash denominated in foreign currencies (identified cost $15,314,680)	15,162,357
Receivables:
Investment securities sold	4,655,639
Dividends	938,260
Foreign capital gains tax (See Note 2)	108,594
Fund shares sold	37,819
Securities lending	630
Other assets	76,471
Total assets	359,823,291
Liabilities
Cash collateral received for securities on loan	9,194,527
Due to custodian	24
Payables:
Investment securities purchased	4,387,973
Manager (See Note 3)	216,536
Fund shares redeemed	99,027
Transfer agent (See Note 3)	62,940
Custodian	32,439
NYLIFE Distributors (See Note 3)	21,300
Professional fees	17,766
Shareholder communication	5,468
Trustees	500
Accrued expenses	6,530
Total liabilities	14,045,030
Net assets	$345,778,261
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$213,679
Additional paid-in-capital	349,124,930
349,338,609
Total distributable earnings (loss)	(3,560,348)
Net assets	$345,778,261
Class A
Net assets applicable to outstanding shares	$66,110,972
Shares of beneficial interest outstanding	4,109,338
Net asset value per share outstanding	$16.09
Maximum sales charge (5.50% of offering price)	0.94
Maximum offering price per share outstanding	$17.03
Investor Class
Net assets applicable to outstanding shares	$16,543,778
Shares of beneficial interest outstanding	1,048,269
Net asset value per share outstanding	$15.78
Maximum sales charge (5.00% of offering price)	0.83
Maximum offering price per share outstanding	$16.61
Class B
Net assets applicable to outstanding shares	$1,333,607
Shares of beneficial interest outstanding	101,091
Net asset value and offering price per share outstanding	$13.19
Class C
Net assets applicable to outstanding shares	$1,608,937
Shares of beneficial interest outstanding	122,013
Net asset value and offering price per share outstanding	$13.19
Class I
Net assets applicable to outstanding shares	$36,603,413
Shares of beneficial interest outstanding	2,251,153
Net asset value and offering price per share outstanding	$16.26
Class R1
Net assets applicable to outstanding shares	$124,311
Shares of beneficial interest outstanding	7,702
Net asset value and offering price per share outstanding	$16.14
Class R2
Net assets applicable to outstanding shares	$189,451
Shares of beneficial interest outstanding	11,766
Net asset value and offering price per share outstanding	$16.10
Class R3
Net assets applicable to outstanding shares	$803,743
Shares of beneficial interest outstanding	50,873
Net asset value and offering price per share outstanding	$15.80
Class R6
Net assets applicable to outstanding shares	$222,460,049
Shares of beneficial interest outstanding	13,665,657
Net asset value and offering price per share outstanding	$16.28
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay International Equity Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $160,575)	$1,941,384
Securities lending	45,923
Dividends-affiliated	114
Total income	1,987,421
Expenses
Manager (See Note 3)	1,762,587
Distribution/Service—Class A (See Note 3)	97,914
Distribution/Service—Investor Class (See Note 3)	24,240
Distribution/Service—Class B (See Note 3)	8,943
Distribution/Service—Class C (See Note 3)	10,269
Distribution/Service—Class R2 (See Note 3)	274
Distribution/Service—Class R3 (See Note 3)	2,193
Transfer agent (See Note 3)	124,225
Registration	58,581
Custodian	48,584
Professional fees	46,798
Shareholder communication	12,511
Trustees	4,225
Shareholder service (See Note 3)	617
Miscellaneous	17,042
Total expenses before waiver/reimbursement	2,219,003
Expense waiver/reimbursement from Manager (See Note 3)	(333,919)
Net expenses	1,885,084
Net investment income (loss)	102,337
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(7,907,399)
Foreign currency transactions	(264,450)
Net realized gain (loss)	(8,171,849)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(a)	(87,092,036)
Translation of other assets and liabilities in foreign currencies	(379,418)
Net change in unrealized appreciation (depreciation)	(87,471,454)
Net realized and unrealized gain (loss)	(95,643,303)
Net increase (decrease) in net assets resulting from operations	$(95,540,966)

(a)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $485,939.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$102,337	$1,100,518
Net realized gain (loss)	(8,171,849)	58,265,906
Net change in unrealized appreciation (depreciation)	(87,471,454)	53,839,920
Net increase (decrease) in net assets resulting from operations	(95,540,966)	113,206,344
Distributions to shareholders:
Class A	(11,213,664)	(2,496,321)
Investor Class	(2,781,278)	(878,981)
Class B	(311,669)	(104,666)
Class C	(353,778)	(133,782)
Class I	(6,710,826)	(1,460,845)
Class R1	(18,831)	(5,793)
Class R2	(33,750)	(19,645)
Class R3	(120,330)	(47,741)
Class R6	(34,544,244)	(8,406,730)
Total distributions to shareholders	(56,088,370)	(13,554,504)
Capital share transactions:
Net proceeds from sales of shares	22,878,532	44,435,679
Net asset value of shares issued to shareholders in reinvestment of distributions	55,904,021	13,508,107
Cost of shares redeemed	(22,682,342)	(43,961,450)
Increase (decrease) in net assets derived from capital share transactions	56,100,211	13,982,336
Net increase (decrease) in net assets	(95,529,125)	113,634,176
Net Assets
Beginning of period	441,307,386	327,673,210
End of period	$345,778,261	$441,307,386
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$23.67	$18.27	$17.12	$15.48	$16.38	$13.51
Net investment income (loss) (a)	(0.02)	0.01	(0.01)	0.09	0.03	0.00‡
Net realized and unrealized gain (loss)	(4.59)	6.13	1.68	1.70	(0.84)	2.91
Total from investment operations	(4.61)	6.14	1.67	1.79	(0.81)	2.91
Less distributions:
From net investment income	(0.01)	—	(0.05)	—	(0.09)	(0.04)
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(2.97)	(0.74)	(0.52)	(0.15)	(0.09)	(0.04)
Net asset value at end of period	$16.09	$23.67	$18.27	$17.12	$15.48	$16.38
Total investment return (b)	(21.79)%	34.31%	9.84%	11.74%	(4.98)%	21.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18)%††	0.05%	(0.09)%	0.57%	0.17%	0.01%
Net expenses (c)	1.17%††	1.18%	1.21%	1.21%	1.32%	1.34%
Expenses (before waiver/reimbursement) (c)	1.34%††	1.33%	1.40%	1.35%	1.32%	1.34%
Portfolio turnover rate	43%	101%	135%	58%	53%	45%
Net assets at end of period (in 000’s)	$66,111	$89,076	$61,795	$57,566	$59,304	$54,553

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$23.30	$18.06	$16.94	$15.38	$16.27	$13.43
Net investment income (loss) (a)	(0.05)	(0.06)	(0.07)	0.03	(0.03)	(0.04)
Net realized and unrealized gain (loss)	(4.51)	6.04	1.66	1.68	(0.83)	2.88
Total from investment operations	(4.56)	5.98	1.59	1.71	(0.86)	2.84
Less distributions:
From net investment income	—	—	—	—	(0.03)	—
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(2.96)	(0.74)	(0.47)	(0.15)	(0.03)	—
Net asset value at end of period	$15.78	$23.30	$18.06	$16.94	$15.38	$16.27
Total investment return (b)	(21.95)%	33.80%	9.40%	11.36%	(5.31)%	21.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.55)%††	(0.30)%	(0.43)%	0.21%	(0.19)%	(0.26)%
Net expenses (c)	1.55%††	1.56%	1.56%	1.59%	1.66%	1.69%
Expenses (before waiver/reimbursement) (c)	1.71%††	1.71%	1.75%	1.75%	1.70%	1.69%
Portfolio turnover rate	43%	101%	135%	58%	53%	45%
Net assets at end of period (in 000's)	$16,544	$21,990	$21,699	$23,870	$21,679	$25,029

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.05	$15.74	$14.94	$13.68	$14.55	$12.10
Net investment income (loss) (a)	(0.11)	(0.20)	(0.18)	(0.08)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	(3.79)	5.25	1.45	1.49	(0.73)	2.59
Total from investment operations	(3.90)	5.05	1.27	1.41	(0.87)	2.45
Less distributions:
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—	—
Net asset value at end of period	$13.19	$20.05	$15.74	$14.94	$13.68	$14.55
Total investment return (b)	(22.25)%	32.84%	8.57%	10.49%	(5.98)%	20.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.32)%††	(1.06)%	(1.20)%	(0.59)%	(0.95)%	(1.05)%
Net expenses (c)	2.30%††	2.31%	2.31%	2.35%	2.41%	2.44%
Expenses (before waiver/reimbursement) (c)	2.47%††	2.46%	2.50%	2.50%	2.44%	2.44%
Portfolio turnover rate	43%	101%	135%	58%	53%	45%
Net assets at end of period (in 000’s)	$1,334	$2,192	$2,368	$3,345	$4,404	$6,210

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.04	$15.75	$14.93	$13.68	$14.56	$12.10
Net investment income (loss) (a)	(0.10)	(0.21)	(0.18)	(0.09)	(0.14)	(0.14)
Net realized and unrealized gain (loss)	(3.79)	5.24	1.47	1.49	(0.74)	2.60
Total from investment operations	(3.89)	5.03	1.29	1.40	(0.88)	2.46
Less distributions:
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—	—
Net asset value at end of period	$13.19	$20.04	$15.75	$14.93	$13.68	$14.56
Total investment return (b)	(22.20)%	32.69%	8.64%	10.49%	(6.04)%	20.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.32)%††	(1.12)%	(1.20)%	(0.65)%	(0.93)%	(1.05)%
Net expenses (c)	2.30%††	2.31%	2.31%	2.35%	2.41%	2.44%
Expenses (before waiver/reimbursement) (c)	2.47%††	2.46%	2.50%	2.50%	2.44%	2.44%
Portfolio turnover rate	43%	101%	135%	58%	53%	45%
Net assets at end of period (in 000’s)	$1,609	$2,470	$2,952	$3,915	$6,960	$7,564

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$23.93	$18.43	$17.28	$15.57	$16.48	$13.59
Net investment income (loss) (a)	0.01	0.09	0.05	0.09	0.07	0.05
Net realized and unrealized gain (loss)	(4.63)	6.17	1.69	1.78	(0.85)	2.91
Total from investment operations	(4.62)	6.26	1.74	1.87	(0.78)	2.96
Less distributions:
From net investment income	(0.09)	(0.02)	(0.12)	(0.01)	(0.13)	(0.07)
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(3.05)	(0.76)	(0.59)	(0.16)	(0.13)	(0.07)
Net asset value at end of period	$16.26	$23.93	$18.43	$17.28	$15.57	$16.48
Total investment return (b)	(21.67)%	34.72%	10.22%	12.19%	(4.80)%	21.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14%††	0.39%	0.27%	0.55%	0.42%	0.31%
Net expenses (c)	0.85%††	0.85%	0.85%	0.92%	1.07%	1.09%
Expenses (before waiver/reimbursement) (c)	1.09%††	1.08%	1.16%	1.10%	1.07%	1.09%
Portfolio turnover rate	43%	101%	135%	58%	53%	45%
Net assets at end of period (in 000’s)	$36,603	$53,914	$35,880	$43,280	$213,030	$205,009

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R1		2021	2020	2019	2018	2017
Net asset value at beginning of period	$23.75	$18.31	$17.15	$15.48	$16.38	$13.51
Net investment income (loss) (a)	(0.00)‡	0.05	(0.01)	0.05	0.05	0.03
Net realized and unrealized gain (loss)	(4.61)	6.13	1.71	1.77	(0.84)	2.90
Total from investment operations	(4.61)	6.18	1.70	1.82	(0.79)	2.93
Less distributions:
From net investment income	(0.04)	—	(0.07)	—	(0.11)	(0.06)
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(3.00)	(0.74)	(0.54)	(0.15)	(0.11)	(0.06)
Net asset value at end of period	$16.14	$23.75	$18.31	$17.15	$15.48	$16.38
Total investment return (b)	(21.73)%	34.46%	10.05%	11.93%	(4.86)%	21.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01)%††	0.23%	(0.05)%	0.33%	0.29%	0.21%
Net expenses (c)	1.03%††	1.03%	1.06%	1.11%	1.17%	1.19%
Expenses (before waiver/reimbursement) (c)	1.19%††	1.18%	1.25%	1.19%	1.17%	1.19%
Portfolio turnover rate	43%	101%	135%	58%	53%	45%
Net assets at end of period (in 000’s)	$124	$157	$143	$265	$2,109	$2,616

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$23.68	$18.30	$17.15	$15.52	$16.42	$13.54
Net investment income (loss) (a)	(0.03)	(0.01)	(0.03)	0.06	(0.02)	0.01
Net realized and unrealized gain (loss)	(4.59)	6.13	1.68	1.72	(0.80)	2.89
Total from investment operations	(4.62)	6.12	1.65	1.78	(0.82)	2.90
Less distributions:
From net investment income	—	—	(0.03)	—	(0.08)	(0.02)
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(2.96)	(0.74)	(0.50)	(0.15)	(0.08)	(0.02)
Net asset value at end of period	$16.10	$23.68	$18.30	$17.15	$15.52	$16.42
Total investment return (b)	(21.83)%	34.14%	9.72%	11.64%	(5.06)%(c)	21.55%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29)%††	(0.06)%	(0.18)%	0.38%	(0.13)%	0.06%
Net expenses (d)	1.27%††	1.28%	1.31%	1.31%	1.42%	1.44%
Expenses (before waiver/reimbursement) (d)	1.44%††	1.43%	1.50%	1.45%	1.42%	1.44%
Portfolio turnover rate	43%	101%	135%	58%	53%	45%
Net assets at end of period (in 000’s)	$189	$291	$486	$454	$602	$1,201

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$23.32	$18.08	$16.96	$15.38	$16.29	$13.44
Net investment income (loss) (a)	(0.05)	(0.06)	(0.08)	0.03	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(4.51)	6.04	1.67	1.70	(0.83)	2.89
Total from investment operations	(4.56)	5.98	1.59	1.73	(0.87)	2.85
Less distributions:
From net investment income	—	—	—	—	(0.04)	—
From net realized gain on investments	(2.96)	(0.74)	(0.47)	(0.15)	—	—
Total distributions	(2.96)	(0.74)	(0.47)	(0.15)	(0.04)	—
Net asset value at end of period	$15.80	$23.32	$18.08	$16.96	$15.38	$16.29
Total investment return (b)	(21.92)%	33.77%	9.46%	11.35%	(5.39)%(c)	21.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.51)%††	(0.28)%	(0.46)%	0.22%	(0.21)%	(0.27)%
Net expenses (d)	1.52%††	1.53%	1.56%	1.56%	1.67%	1.69%
Expenses (before waiver/reimbursement) (d)	1.69%††	1.68%	1.75%	1.70%	1.67%	1.69%
Portfolio turnover rate	43%	101%	135%	58%	53%	45%
Net assets at end of period (in 000’s)	$804	$942	$1,140	$1,154	$1,057	$1,446

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,		February 28, 2019^ through October 31, 2019
Class R6		2021	2020
Net asset value at beginning of period	$23.95	$18.45	$17.28	$16.13
Net investment income (loss) (a)	0.02	0.09	0.05	0.15
Net realized and unrealized gain (loss)	(4.64)	6.18	1.70	1.00
Total from investment operations	(4.62)	6.27	1.75	1.15
Less distributions:
From net investment income	(0.09)	(0.03)	(0.11)	—
From net realized gain on investments	(2.96)	(0.74)	(0.47)	—
Total distributions	(3.05)	(0.77)	(0.58)	—
Net asset value at end of period	$16.28	$23.95	$18.45	$17.28
Total investment return (b)	(21.67)%	34.74%	10.27%	7.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%††	0.40%	0.31%	1.37%††
Net expenses (c)	0.83%††	0.83%	0.83%	0.83%††
Expenses (before waiver/reimbursement) (c)	0.99%††	0.98%	1.02%	1.00%††
Portfolio turnover rate	43%	101%	135%	58%
Net assets at end of period (in 000’s)	$222,460	$270,274	$201,210	$177,483

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay International Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	September 13, 1994
Class C	September 1, 1998
Class I	January 2, 2004
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	February 28, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as

22	MainStay MacKay International Equity Fund

defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market
23

Notes to Financial Statements (Unaudited) (continued)
value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2022, are shown in the Portfolio of Investments.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

24	MainStay MacKay International Equity Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected
25

Notes to Financial Statements (Unaudited) (continued)
by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended April 30, 2022, the effective management fee rate was 0.89% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class I, 0.85% and Class R6, 0.83%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class R6 shares waiver/reimbursement to the Class A, Investor Class, Class B, Class C, Class R1, Class R2 and Class R3 shares. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $1,762,587 and waived fees and/or reimbursed expenses in the amount of $333,919 and paid the Subadvisor fees of $717,557.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of

26	MainStay MacKay International Equity Fund

0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$69
Class R2	109
Class R3	439
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $4,809 and $1,578, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2022, of $1,564, $132 and $86, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$40,086	$—
Investor Class	46,536	—
Class B	4,309	—
Class C	4,940	—
Class I	22,746	—
Class R1	71	—
Class R2	112	—
Class R3	451	—
Class R6	4,974	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$14,427,070	39.4%
Class R6	170,052,327	76.4
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$334,145,004	$32,135,640	$(27,437,123)	$4,698,517
27

Notes to Financial Statements (Unaudited) (continued)
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$8,006,740
Long-Term Capital Gains	5,547,764
Total	$13,554,504
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $165,801 and $171,731, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	131,194	$2,584,199
Shares issued to shareholders in reinvestment of distributions	560,771	11,086,434
Shares redeemed	(375,212)	(6,992,662)
Net increase (decrease) in shares outstanding before conversion	316,753	6,677,971
Shares converted into Class A (See Note 1)	28,910	549,269
Net increase (decrease)	345,663	$7,227,240
Year ended October 31, 2021:
Shares sold	439,982	$9,546,189
Shares issued to shareholders in reinvestment of distributions	122,230	2,462,926
Shares redeemed	(481,241)	(10,442,551)
Net increase (decrease) in shares outstanding before conversion	80,971	1,566,564
Shares converted into Class A (See Note 1)	301,169	6,650,481
Shares converted from Class A (See Note 1)	(115)	(2,340)
Net increase (decrease)	382,025	$8,214,705

28	MainStay MacKay International Equity Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	16,590	$309,372
Shares issued to shareholders in reinvestment of distributions	142,979	2,776,658
Shares redeemed	(43,961)	(817,918)
Net increase (decrease) in shares outstanding before conversion	115,608	2,268,112
Shares converted into Investor Class (See Note 1)	7,520	141,443
Shares converted from Investor Class (See Note 1)	(18,618)	(352,031)
Net increase (decrease)	104,510	$2,057,524
Year ended October 31, 2021:
Shares sold	53,338	$1,151,658
Shares issued to shareholders in reinvestment of distributions	44,113	877,859
Shares redeemed	(92,836)	(1,997,436)
Net increase (decrease) in shares outstanding before conversion	4,615	32,081
Shares converted into Investor Class (See Note 1)	22,666	486,379
Shares converted from Investor Class (See Note 1)	(284,938)	(6,205,441)
Net increase (decrease)	(257,657)	$(5,686,981)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	—	$614
Shares issued to shareholders in reinvestment of distributions	19,144	311,669
Shares redeemed	(8,773)	(131,690)
Net increase (decrease) in shares outstanding before conversion	10,371	180,593
Shares converted from Class B (See Note 1)	(18,613)	(287,517)
Net increase (decrease)	(8,242)	$(106,924)
Year ended October 31, 2021:
Shares sold	2,841	$51,762
Shares issued to shareholders in reinvestment of distributions	6,071	104,666
Shares redeemed	(19,104)	(357,112)
Net increase (decrease) in shares outstanding before conversion	(10,192)	(200,684)
Shares converted from Class B (See Note 1)	(30,867)	(579,598)
Net increase (decrease)	(41,059)	$(780,282)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	8,112	$125,374
Shares issued to shareholders in reinvestment of distributions	21,744	353,778
Shares redeemed	(27,912)	(440,004)
Net increase (decrease) in shares outstanding before conversion	1,944	39,148
Shares converted from Class C (See Note 1)	(3,193)	(51,164)
Net increase (decrease)	(1,249)	$(12,016)
Year ended October 31, 2021:
Shares sold	9,708	$182,118
Shares issued to shareholders in reinvestment of distributions	7,760	133,783
Shares redeemed	(62,839)	(1,151,894)
Net increase (decrease) in shares outstanding before conversion	(45,371)	(835,993)
Shares converted from Class C (See Note 1)	(18,849)	(349,481)
Net increase (decrease)	(64,220)	$(1,185,474)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	142,791	$2,834,229
Shares issued to shareholders in reinvestment of distributions	334,732	6,681,247
Shares redeemed	(479,654)	(9,334,706)
Net increase (decrease)	(2,131)	$180,770
Year ended October 31, 2021:
Shares sold	508,899	$11,312,447
Shares issued to shareholders in reinvestment of distributions	71,624	1,454,680
Shares redeemed	(274,230)	(6,066,101)
Net increase (decrease)	306,293	$6,701,026

Class R1	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	684	$12,886
Shares issued to shareholders in reinvestment of distributions	950	18,831
Shares redeemed	(564)	(12,451)
Net increase (decrease)	1,070	$19,266
Year ended October 31, 2021:
Shares sold	977	$21,179
Shares issued to shareholders in reinvestment of distributions	287	5,793
Shares redeemed	(2,424)	(53,729)
Net increase (decrease)	(1,160)	$(26,757)

29

Notes to Financial Statements (Unaudited) (continued)
Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	562	$9,245
Shares issued to shareholders in reinvestment of distributions	577	11,421
Shares redeemed	(1,667)	(36,226)
Net increase (decrease)	(528)	$(15,560)
Year ended October 31, 2021:
Shares sold	787	$16,945
Shares issued to shareholders in reinvestment of distributions	697	14,076
Shares redeemed	(15,737)	(367,300)
Net increase (decrease)	(14,253)	$(336,279)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	5,144	$94,658
Shares issued to shareholders in reinvestment of distributions	6,160	119,739
Shares redeemed	(840)	(15,288)
Net increase (decrease)	10,464	$199,109
Year ended October 31, 2021:
Shares sold	9,642	$204,513
Shares issued to shareholders in reinvestment of distributions	2,389	47,594
Shares redeemed	(34,705)	(776,187)
Net increase (decrease)	(22,674)	$(524,080)

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	916,534	$16,907,955
Shares issued to shareholders in reinvestment of distributions	1,728,941	34,544,244
Shares redeemed	(262,843)	(4,901,397)
Net increase (decrease)	2,382,632	$46,550,802
Year ended October 31, 2021:
Shares sold	982,195	$21,948,868
Shares issued to shareholders in reinvestment of distributions	413,514	8,406,730
Shares redeemed	(1,021,160)	(22,749,140)
Net increase (decrease)	374,549	$7,606,458
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay MacKay International Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s

32	MainStay MacKay International Equity Fund

investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

34	MainStay MacKay International Equity Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

36	MainStay MacKay International Equity Fund

This page intentionally left blank.

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737261MS086-22
MSIE10-06/22
(NYLIM) NL213

MainStay MacKay Strategic Bond Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	2/28/1997	-9.83%	-8.83%	0.93%	2.29%	1.08%
		Excluding sales charges		-5.58	-4.53	1.86	2.76	1.08
Investor Class Shares[3]	Maximum 4.0% Initial Sales Charge	With sales charges	2/28/2008	-9.38	-8.45	0.87	2.24	1.21
		Excluding sales charges		-5.60	-4.63	1.80	2.71	1.21
Class B Shares[4]	Maximum 5.0% CDSC	With sales charges	2/28/1997	-10.61	-9.99	0.66	1.94	1.96
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-5.93	-5.31	1.04	1.94	1.96
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-6.97	-6.35	1.04	1.93	1.96
	if Redeemed Within One Year of Purchase	Excluding sales charges		-6.04	-5.42	1.04	1.93	1.96
Class I Shares	No Sales Charge		1/2/2004	-5.42	-4.22	2.13	3.03	0.83
Class R2 Shares	No Sales Charge		2/28/2014	-5.73	-4.63	1.78	1.72	1.18
Class R3 Shares	No Sales Charge		2/29/2016	-5.75	-4.89	1.50	3.13	1.43
Class R6 Shares	No Sales Charge		2/28/2018	-5.39	-4.16	N/A	2.20	0.70

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	-9.47%	-8.51%	1.20%	1.73%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[3]	-0.05	0.03	1.33	0.87
Morningstar Nontraditional Bond Category Average[4]	-4.02	-3.50	1.68	1.85

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Bloomberg U.S. Aggregate Bond Index is the Fund's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Fund has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month
Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying London Interbank Offered Rate to a stated maturity.
The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average
contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Strategic Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Strategic Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$944.20	$4.97	$1,019.69	$5.16	1.03%
Investor Class Shares	$1,000.00	$944.00	$5.64	$1,018.99	$5.86	1.17%
Class B Shares	$1,000.00	$940.70	$9.24	$1,015.27	$9.59	1.92%
Class C Shares	$1,000.00	$939.60	$9.23	$1,015.27	$9.59	1.92%
Class I Shares	$1,000.00	$945.80	$3.38	$1,021.32	$3.51	0.70%
Class R2 Shares	$1,000.00	$942.70	$5.44	$1,019.19	$5.66	1.13%
Class R3 Shares	$1,000.00	$942.50	$6.65	$1,017.95	$6.90	1.38%
Class R6 Shares	$1,000.00	$946.10	$3.18	$1,021.52	$3.31	0.66%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	FNMA, (zero coupon)-5.382%, due 4/25/29–3/25/60
2.	U.S. Treasury Notes, 1.875%-2.875%, due 4/30/27–2/15/32
3.	GNMA, 1.00%-3.00%, due 8/20/50–12/20/51
4.	Bank of America Corp., 2.087%-8.57%, due 11/15/24–6/14/29
5.	CF Hippolyta LLC, 1.69%-2.60%, due 7/15/60–3/15/61
6.	Air Lease Corp., 2.30%-3.25%, due 2/1/25–3/1/25
7.	STACR Trust, 3.068%-4.868%, due 2/25/47
8.	FHLMC Structured Agency Credit Risk Debt Notes, 2.968%-4.039%, due 9/25/30–2/25/42
9.	Ally Financial, Inc., 4.70%-8.00%, due 11/20/25–11/1/31
10.	Hertz Vehicle Financing III LP, 2.52%-4.34%, due 12/27/27

8	MainStay MacKay Strategic Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Stephen R. Cianci, CFA, Matt Jacob, Neil Moriarty III, Shu-Yang Tan, CFA, and Lesya Paisley of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Strategic Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay MacKay Strategic Bond Fund returned −5.42%, outperforming the −9.47% return of the Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index, and underperforming the −0.05% return of the Fund’s secondary benchmark, the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Over the same period, Class I shares underperformed the −4.02% return of the Morningstar Nontraditional Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2022, Lesya Paisley was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund outperformed the Bloomberg U.S. Aggregate Bond Index. However, the large move in higher rates led to negative absolute performance. Spreads2 on high-yield corporates, preferred debt and emerging-market debt widened, detracting from the Fund's relative performance. In addition, structured credit was a modest contributor to performance with high-coupon and interest-only mortgages driving the performance. (Contributions take weightings and total returns into account.)
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Along with the ongoing war in Ukraine, the defining occurrence of the last four months of the reporting period was the rapid repricing of expectations for global monetary policy, especially in the United States. An exceptionally strong labor market, together with concerns that long-term inflation expectations may become unanchored, and few signs of a letup in underlying inflation pressures led U.S. Federal Reserve officials to significantly adjust their outlook for monetary policy, and the markets followed suit.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures to hedge its duration.3 This position had a positive impact on returns as interest rates rose.
What was the Fund’s duration strategy during the reporting period?
The Fund does not track a fixed-income index and can demonstrate a low correlation to the Bloomberg U.S. Aggregate Bond Index. The average duration of the Fund will normally vary from 0 to 7 years. Duration positioning is based on what is most appropriate at a given point in the cycle. As of April 30, 2022, the Fund held a shorter duration than that of the Index, with an effective duration of 2.51 years compared to 6.40 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, as stated above, the Fund’s collateralized mortgage obligations contributed positively to performance. In addition, bank loans aided results. Conversely, both investment-grade and high-yield positions detracted from performance. Within corporate exposure, the banking, retailing and midstream industries were among the most significant laggards.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund purchased credit risk transfer deals issued by Freddie Mac (the Federal Home Loan Mortgage Corporation) and Fannie Mae (the Federal National Mortgage Association) with the STACR and CAS labels/Hertz/Starwood. These purchases reflect the positive
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
9

outlook the Fund’s management team has on the housing market and the resiliency of the consumer.
The Fund sold partial positions in Brazil government bonds and Dell International, in addition to Performance Food Group (“PFGC”). Brazil spreads held up well during the risk-off tone of the market, and we took the opportunity to lighten the Fund’s holdings. Liquidation of PFGC was part of a risk reduction trade and a move from credits rated B to BB.4
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to agency mortgages and asset-backed securities. During the same period, the Fund trimmed its exposure to investment-grade credit and commercial mortgage-backed securities.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, relative to the Bloomberg U.S. Aggregate Bond Index, the Fund held overweight exposure to high-yield corporate bonds and securitized assets. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
4.
An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Strategic Bond Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 88.3%
Asset-Backed Securities 12.6%
Automobile Asset-Backed Securities 5.1%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 1,000,000	$ 950,610
Series 2021-4, Class D
1.82%, due 2/14/28	1,520,000	1,422,190
Series 2022-1, Class D
2.46%, due 3/13/28	2,060,000	1,923,998
Series 2020-2, Class C
3.88%, due 4/13/26	2,725,000	2,733,921
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	2,000,000	1,798,129
Series 2020-2A, Class A
2.02%, due 2/20/27	1,775,000	1,660,089
Series 2020-1A, Class A
2.33%, due 8/20/26	1,260,000	1,202,322
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,000,000	941,722
Series 2021-1, Class D
1.45%, due 1/16/29	2,215,000	2,098,106
Flagship Credit Auto Trust (a)
Series 2021-4, Class D
2.26%, due 12/15/27	1,900,000	1,766,419
Series 2020-1, Class E
3.52%, due 6/15/27	1,815,000	1,733,533
Series 2019-2, Class E
4.52%, due 12/15/26	815,000	805,160
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	1,600,000	1,617,206
GLS Auto Receivables Issuer Trust (a)
Series 2021-3A, Class D
1.48%, due 7/15/27	2,455,000	2,242,392
Series 2021-4A, Class D
2.48%, due 10/15/27	1,535,000	1,433,577
Series 2020-1A, Class D
3.68%, due 11/16/26	1,070,000	1,061,266
GLS Auto Receivables Trust
Series 2021-2A, Class D
1.42%, due 4/15/27 (a)	915,000	844,033
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class C
2.52%, due 12/27/27	3,285,000	2,976,774
Series 2021-2A, Class D
4.34%, due 12/27/27	3,450,000	3,054,135
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Hertz Vehicle Financing LLC
Series 2021-1A, Class C
2.05%, due 12/26/25 (a)	$ 870,000	$ 818,055
Santander Drive Auto Receivables Trust
Series 2021-4, Class D
1.67%, due 10/15/27	2,760,000	2,557,105
		35,640,742
Home Equity Asset-Backed Securities 0.4%
Carrington Mortgage Loan Trust
Series 2007-HE1, Class A3
0.858% (1 Month LIBOR + 0.19%), due 6/25/37 (b)	1,505,082	1,473,692
First NLC Trust
Series 2007-1, Class A1
0.738% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	249,966	148,700
GSAA Home Equity Trust
Series 2007-8, Class A3
1.568% (1 Month LIBOR + 0.90%), due 8/25/37 (b)	53,527	53,933
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
0.768% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	88,637	58,322
MASTR Asset-Backed Securities Trust
Series 2006-HE4, Class A1
0.768% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	69,874	27,777
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
0.778% (1 Month LIBOR + 0.11%), due 2/25/37	74,900	28,929
Series 2007-HE7, Class M1
2.668% (1 Month LIBOR + 2.00%), due 7/25/37	635,000	589,368
		2,380,721
Other Asset-Backed Securities 7.1%
American Airlines Pass-Through Trust
Series 2019-1, Class B
3.85%, due 2/15/28	871,268	788,441
Series 2016-1, Class A
4.10%, due 1/15/28	941,094	846,549
Series 2013-2, Class A
4.95%, due 1/15/23	1,280,852	1,272,302
Series 2016-1, Class B
5.25%, due 1/15/24	969,616	948,280
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	$ 1,720,000	$ 1,579,753
CF Hippolyta LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	1,040,169	964,835
Series 2021-1A, Class B1
1.98%, due 3/15/61	4,070,213	3,736,844
Series 2020-1, Class A2
1.99%, due 7/15/60	1,181,232	1,055,856
Series 2020-1, Class B1
2.28%, due 7/15/60	460,252	428,537
Series 2020-1, Class B2
2.60%, due 7/15/60	1,794,982	1,614,045
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	3,825,000	3,809,521
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	27,978	28,898
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	1,775,550	1,531,153
Series 2019-1A, Class A23
4.352%, due 5/20/49	1,413,750	1,396,704
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II
4.474%, due 10/25/45 (a)	2,027,025	2,035,599
FirstKey Homes Trust (a)
Series 2020-SFR1, Class A
1.339%, due 8/17/37	3,653,261	3,368,162
Series 2021-SFR2, Class B
1.607%, due 9/17/38	1,355,000	1,193,581
Series 2021-SFR1, Class B
1.788%, due 8/17/38	2,345,000	2,113,283
Series 2021-SFR1, Class C
1.888%, due 8/17/38	2,650,000	2,327,949
Home Partners of America Trust
Series 2021-2, Class B
2.302%, due 12/17/26 (a)	1,745,254	1,592,640
Navient Private Education Refi Loan Trust (a)
Series 2021-EA, Class B
2.03%, due 12/16/69	2,450,000	2,076,276
Series 2020-GA, Class B
2.50%, due 9/16/69	1,145,000	1,061,623
Series 2020-HA, Class B
2.78%, due 1/15/69	500,000	464,872
	Principal Amount	Value

Other Asset-Backed Securities (continued)
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	$ 1,260,000	$ 1,130,547
Series 2021-1, Class B1
2.41%, due 10/20/61	1,215,000	1,099,489
Progress Residential
Series 2021-SFR4, Class B
1.808%, due 5/17/38 (a)	1,340,000	1,203,882
Progress Residential Trust
Series 2021-SFR2, Class B
1.796%, due 4/19/38 (a)	2,000,000	1,814,802
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,162,087	975,772
U.S. Airways Pass-Through Trust
Series 2010-1, Class A
6.25%, due 4/22/23	2,970,948	2,980,510
United Airlines Pass-Through Trust
Series 2014-2, Class B
4.625%, due 9/3/22	2,471,909	2,481,662
Series 2020-1, Class A
5.875%, due 10/15/27	1,291,433	1,318,283
		49,240,650
Total Asset-Backed Securities (Cost $93,592,004)		87,262,113
Corporate Bonds 40.1%
Aerospace & Defense 0.2%
Howmet Aerospace, Inc.
3.00%, due 1/15/29	1,500,000	1,308,975
Agriculture 0.3%
BAT Capital Corp.
3.734%, due 9/25/40	1,330,000	993,847
BAT International Finance plc
4.448%, due 3/16/28	1,050,000	1,010,943
		2,004,790
Airlines 1.1%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,100,000	1,090,375
5.75%, due 4/20/29	2,450,000	2,360,759
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	845,000	839,281
4.75%, due 10/20/28	1,680,000	1,660,407
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Airlines (continued)
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	$ 1,520,000	$ 1,550,369
		7,501,191
Auto Manufacturers 2.1%
Ford Motor Credit Co. LLC
3.35%, due 11/1/22	1,115,000	1,115,346
4.063%, due 11/1/24	2,280,000	2,230,210
4.125%, due 8/17/27	1,770,000	1,640,878
4.25%, due 9/20/22	860,000	862,722
General Motors Financial Co., Inc.
2.35%, due 1/8/31	708,000	571,990
2.70%, due 6/10/31	1,525,000	1,255,341
2.90%, due 2/26/25 (c)	2,500,000	2,414,136
4.30%, due 4/6/29	1,090,000	1,039,604
Nissan Motor Acceptance Co. LLC
1.85%, due 9/16/26 (a)	3,610,000	3,129,065
		14,259,292
Auto Parts & Equipment 0.3%
Dana, Inc.
4.50%, due 2/15/32	2,845,000	2,347,125
Banks 10.5%
Banco Santander SA
4.175% (1 Year Treasury Constant Maturity Rate + 2.00%), due 3/24/28 (b)	2,400,000	2,328,337
Bank of America Corp.
2.087%, due 6/14/29 (d)	1,275,000	1,107,137
3.384%, due 4/2/26 (d)	1,700,000	1,663,065
Series MM
4.30%, due 1/28/25 (d)(e)	2,021,000	1,827,085
Series DD
6.30%, due 3/10/26 (c)(d)(e)	3,570,000	3,650,325
8.57%, due 11/15/24	1,645,000	1,822,261
Barclays plc
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28 (b)(c)(e)	2,535,000	2,113,556
BNP Paribas SA (a)
3.052%, due 1/13/31 (d)	1,650,000	1,451,864
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(e)	1,315,000	1,189,470
	Principal Amount	Value

Banks (continued)
BNP Paribas SA (a) (continued)
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(e)	$ 1,610,000	$ 1,356,345
BPCE SA
2.045%, due 10/19/27 (a)(d)	990,000	885,496
Citigroup, Inc. (e)
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)	1,590,000	1,406,514
Series M
6.30%, due 5/15/24 (d)	3,260,000	3,223,325
Citizens Financial Group, Inc.
Series G
4.00% (5 Year Treasury Constant Maturity Rate + 3.215%), due 10/6/26 (b)(e)	1,095,000	971,813
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(b)(e)	2,205,000	1,899,056
Credit Suisse Group AG
3.091%, due 5/14/32 (a)(d)	1,485,000	1,241,916
Deutsche Bank AG
3.035%, due 5/28/32 (d)	460,000	383,762
4.875% (USISDA05 + 2.553%), due 12/1/32 (b)	3,390,000	3,107,208
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	1,955,000	1,779,050
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (d)	2,830,000	2,541,534
2.107% (SOFR + 1.85%), due 3/15/28 (b)	950,000	967,700
Series V
4.125% (5 Year Treasury Constant Maturity Rate + 2.949%), due 11/10/26 (b)(c)(e)	2,150,000	1,928,165
Intesa Sanpaolo SpA
4.198% (1 Year Treasury Constant Maturity Rate + 2.60%), due 6/1/32 (a)(b)	3,430,000	2,841,074
JPMorgan Chase & Co. (d)
2.956%, due 5/13/31	835,000	733,950
Series HH
4.60%, due 2/1/25 (e)	1,327,000	1,226,546
Lloyds Banking Group plc
4.582%, due 12/10/25	1,365,000	1,369,924
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Lloyds Banking Group plc (continued)
4.65%, due 3/24/26	$ 1,985,000	$ 1,995,156
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(d)	1,490,000	1,238,428
Morgan Stanley (d)
2.484%, due 9/16/36	1,300,000	1,040,075
5.297%, due 4/20/37	660,000	660,122
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,145,000	1,987,773
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (e)	2,650,000	2,219,975
Popular, Inc.
6.125%, due 9/14/23	1,582,000	1,619,921
Santander Holdings USA, Inc.
3.40%, due 1/18/23	1,500,000	1,504,134
Societe Generale SA (a)(b)(e)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26 (c)	2,130,000	1,888,532
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	2,015,000	1,769,170
Standard Chartered plc
4.75% (5 Year Treasury Constant Maturity Rate + 3.805%), due 1/14/31 (a)(b)(c)(e)	2,770,000	2,375,275
SVB Financial Group
Series C
4.00% (5 Year Treasury Constant Maturity Rate + 3.202%), due 5/15/26 (b)(e)	1,385,000	1,204,535
Texas Capital Bancshares, Inc.
4.00% (5 Year Treasury Constant Maturity Rate + 3.15%), due 5/6/31 (b)	1,770,000	1,695,882
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (a)(b)(e)	2,555,000	2,132,659
Wells Fargo & Co. (d)
3.584%, due 5/22/28	380,000	364,221
Series S
5.90%, due 6/15/24 (e)	3,295,000	3,224,981
	Principal Amount	Value

Banks (continued)
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (b)	$ 1,337,000	$ 1,107,934
		73,045,251
Chemicals 0.6%
Alpek SAB de CV
3.25%, due 2/25/31 (a)	825,000	699,188
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,250,000	1,177,262
Orbia Advance Corp. SAB de CV
4.00%, due 10/4/27 (a)	2,600,000	2,477,488
		4,353,938
Commercial Services 0.8%
Allied Universal Holdco LLC
6.625%, due 7/15/26 (a)	2,130,000	2,058,517
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	2,060,000	1,967,801
California Institute of Technology
3.65%, due 9/1/19	1,118,000	861,706
Hertz Corp. (The)
5.00%, due 12/1/29 (a)	1,010,000	883,750
		5,771,774
Computers 0.5%
Dell International LLC
8.10%, due 7/15/36	564,000	689,965
NCR Corp. (a)
5.00%, due 10/1/28	2,339,000	2,233,745
6.125%, due 9/1/29	717,000	686,527
		3,610,237
Diversified Financial Services 3.5%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	1,650,000	1,434,083
Air Lease Corp.
2.30%, due 2/1/25	3,275,000	3,112,840
3.25%, due 3/1/25	4,000,000	3,865,674
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(e)	2,030,000	1,806,986
Ally Financial, Inc.
Series C
4.70% (7 Year Treasury Constant Maturity Rate + 3.481%), due 5/15/28 (b)(e)	980,000	843,594
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Ally Financial, Inc. (continued)
5.75%, due 11/20/25	$ 3,820,000	$ 3,924,305
8.00%, due 11/1/31	1,210,000	1,439,434
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,125,000	1,926,750
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	3,450,000	3,143,813
OneMain Finance Corp.
3.50%, due 1/15/27	2,935,000	2,578,456
		24,075,935
Electric 2.2%
Calpine Corp.
5.125%, due 3/15/28 (a)	2,505,000	2,275,479
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(c)(e)	780,000	712,374
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(e)	2,690,000	2,434,782
Ohio Power Co.
Series R
2.90%, due 10/1/51	955,000	702,637
Pacific Gas and Electric Co.
3.50%, due 8/1/50	1,855,000	1,293,161
Potomac Electric Power Co.
4.15%, due 3/15/43	1,305,000	1,238,629
Sempra Energy
4.125% (5 Year Treasury Constant Maturity Rate + 2.868%), due 4/1/52 (b)	2,150,000	1,889,424
WEC Energy Group, Inc.
2.619% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	5,495,000	4,702,127
		15,248,613
Environmental Control 0.0% ‡
Stericycle, Inc.
3.875%, due 1/15/29 (a)	215,000	189,598
Food 0.5%
Kraft Heinz Foods Co.
5.00%, due 7/15/35	583,000	579,816
	Principal Amount	Value

Food (continued)
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	$ 1,520,000	$ 1,317,455
U.S. Foods, Inc.
4.625%, due 6/1/30 (a)	1,710,000	1,530,450
		3,427,721
Gas 0.3%
National Fuel Gas Co.
2.95%, due 3/1/31	810,000	692,363
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	1,500,000	1,118,154
		1,810,517
Healthcare-Services 0.2%
NYU Langone Hospitals
Series 2020
3.38%, due 7/1/55	1,635,000	1,267,949
Home Builders 0.3%
Thor Industries, Inc.
4.00%, due 10/15/29 (a)	1,230,000	1,039,485
Toll Brothers Finance Corp.
3.80%, due 11/1/29	495,000	449,280
4.35%, due 2/15/28	303,000	288,961
		1,777,726
Household Products & Wares 0.4%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	2,770,000	2,451,450
Insurance 1.3%
Athene Global Funding
2.50%, due 3/24/28 (a)	1,900,000	1,684,144
Lincoln National Corp.
2.826% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	3,537,000	2,979,922
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	685,000	714,113
Protective Life Corp.
8.45%, due 10/15/39	2,476,000	3,231,257
Willis North America, Inc.
3.875%, due 9/15/49	425,000	353,308
		8,962,744
Internet 0.8%
Expedia Group, Inc.
3.25%, due 2/15/30	3,920,000	3,496,766
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Match Group Holdings II LLC (a)
3.625%, due 10/1/31 (c)	$ 2,520,000	$ 2,096,388
4.125%, due 8/1/30	122,000	109,038
		5,702,192
Iron & Steel 0.3%
Vale Overseas Ltd.
6.25%, due 8/10/26	1,980,000	2,081,970
Lodging 1.6%
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30	1,930,000	1,861,871
5.375%, due 5/1/25 (a)	935,000	953,990
Hyatt Hotels Corp.
1.80%, due 10/1/24	3,920,000	3,726,659
Marriott International, Inc.
3.75%, due 10/1/25	4,253,000	4,223,724
Series X
4.00%, due 4/15/28	605,000	586,820
		11,353,064
Machinery-Diversified 0.2%
Clark Equipment Co.
5.875%, due 6/1/25 (a)	1,225,000	1,240,509
Media 0.7%
CCO Holdings LLC
5.375%, due 6/1/29 (a)	420,000	397,950
DISH DBS Corp.
5.75%, due 12/1/28 (a)	2,200,000	1,967,856
Grupo Televisa SAB
5.25%, due 5/24/49	1,695,000	1,713,815
Time Warner Entertainment Co. LP
8.375%, due 3/15/23	1,087,000	1,135,655
		5,215,276
Mining 0.3%
Industrias Penoles SAB de CV
4.75%, due 8/6/50 (a)	2,627,000	2,213,247
Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
2.241% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)(c)	2,905,000	2,429,190
	Principal Amount	Value

Oil & Gas 0.2%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)(f)	$ 2,520,000	$ 655,200
Occidental Petroleum Corp.
4.30%, due 8/15/39	400,000	339,740
Petrobras Global Finance BV
5.50%, due 6/10/51	810,000	664,702
		1,659,642
Packaging & Containers 0.3%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	135,000	134,170
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	1,740,000	1,713,900
		1,848,070
Pharmaceuticals 0.5%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	2,146,000	1,840,238
4.75%, due 5/9/27	1,915,000	1,752,225
		3,592,463
Pipelines 4.0%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,240,000	1,009,209
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)	2,570,000	2,364,400
DCP Midstream Operating LP
3.25%, due 2/15/32	3,090,000	2,620,351
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,290,000	1,224,055
Energy Transfer LP
Series H
6.50% (5 Year Treasury Constant Maturity Rate + 5.694%), due 11/15/26 (b)(e)	2,090,000	1,985,730
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,630,000	1,320,836
4.20%, due 1/31/50	520,000	455,785
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	1,540,000	1,352,283
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	2,630,000	2,412,473
5.625%, due 2/15/26	367,000	367,000
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	755,000	770,100
Kinder Morgan, Inc.
7.75%, due 1/15/32 (c)	2,035,000	2,473,739
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
MPLX LP
4.00%, due 3/15/28	$ 560,000	$ 542,927
Plains All American Pipeline LP
3.80%, due 9/15/30	1,040,000	962,635
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	2,146,000	2,220,424
Targa Resources Corp.
4.20%, due 2/1/33	725,000	687,130
Venture Global Calcasieu Pass LLC
3.875%, due 11/1/33 (a)	2,580,000	2,244,729
Western Midstream Operating LP
5.75%, due 2/1/50 (g)	1,800,000	1,586,088
Williams Cos., Inc. (The)
3.50%, due 10/15/51	1,425,000	1,092,372
		27,692,266
Real Estate 0.1%
Realogy Group LLC
5.25%, due 4/15/30 (a)	1,060,000	858,801
Real Estate Investment Trusts 1.2%
GLP Capital LP
3.35%, due 9/1/24	1,535,000	1,510,370
Iron Mountain, Inc.
4.875%, due 9/15/29 (a)	2,641,000	2,419,275
Office Properties Income Trust
2.65%, due 6/15/26	1,520,000	1,361,095
Starwood Property Trust, Inc.
3.625%, due 7/15/26 (a)	3,172,000	2,894,450
		8,185,190
Retail 1.9%
AutoNation, Inc.
4.75%, due 6/1/30	2,300,000	2,265,129
Darden Restaurants, Inc.
3.85%, due 5/1/27 (c)	3,512,000	3,455,692
Nordstrom, Inc. (c)
4.00%, due 3/15/27	595,000	551,412
4.25%, due 8/1/31	2,860,000	2,424,097
QVC, Inc.
4.375%, due 9/1/28	2,815,000	2,391,934
Victoria's Secret & Co.
4.625%, due 7/15/29 (a)	2,775,000	2,276,499
		13,364,763
	Principal Amount	Value

Semiconductors 0.5%
Broadcom, Inc. (a)
3.469%, due 4/15/34	$ 2,040,000	$ 1,731,535
3.75%, due 2/15/51	620,000	474,882
NXP BV
3.40%, due 5/1/30 (a)	1,135,000	1,034,071
		3,240,488
Software 0.4%
MSCI, Inc.
3.25%, due 8/15/33 (a)	2,710,000	2,289,950
Oracle Corp.
3.65%, due 3/25/41	450,000	348,512
		2,638,462
Telecommunications 1.7%
Altice France SA
5.125%, due 7/15/29 (a)	2,405,000	2,035,977
AT&T, Inc.
3.65%, due 6/1/51	1,485,000	1,203,508
Sprint Corp.
7.875%, due 9/15/23	3,620,000	3,801,000
T-Mobile US, Inc.
2.625%, due 2/15/29	1,790,000	1,547,383
3.50%, due 4/15/31 (a)	885,000	784,402
VEON Holdings BV
4.95%, due 6/16/24 (a)	1,681,000	1,126,270
Verizon Communications, Inc.
4.016%, due 12/3/29	1,495,000	1,462,590
		11,961,130
Total Corporate Bonds (Cost $309,110,679)		278,691,549
Foreign Government Bonds 2.7%
Brazil 0.4%
Brazil Government Bond
3.75%, due 9/12/31 (c)	1,770,000	1,527,510
Federative Republic of Brazil
4.625%, due 1/13/28	1,254,000	1,221,032
		2,748,542
Chile 0.5%
Chile Government Bond
2.55%, due 7/27/33	1,915,000	1,596,267
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	2,540,000	2,146,300
		3,742,567
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Colombia 0.2%
Colombia Government Bond
3.25%, due 4/22/32	$ 1,365,000	$ 1,042,683
4.50%, due 1/28/26	500,000	478,805
		1,521,488
Mexico 1.6%
Comision Federal de Electricidad (a)
3.875%, due 7/26/33	2,385,000	1,914,712
4.677%, due 2/9/51	1,855,000	1,317,050
Mexico Government Bond
2.659%, due 5/24/31	817,000	684,581
3.75%, due 4/19/71 (c)	1,480,000	1,016,760
Petroleos Mexicanos
6.50%, due 3/13/27	2,535,000	2,421,660
6.75%, due 9/21/47	4,835,000	3,493,771
		10,848,534
Total Foreign Government Bonds (Cost $23,428,902)		18,861,131
Loan Assignments 3.5%
Containers, Packaging & Glass 0.6%
Mauser Packaging Solutions Holding Co.
Initial Term Loan
3.705% (1 Month LIBOR + 3.25%), due 4/3/24 (b)	4,535,946	4,443,812
Diversified/Conglomerate Service 0.7%
Change Healthcare Holdings, Inc.
Closing Date Term Loan
3.50% (1 Month LIBOR + 2.50%), due 3/1/24 (b)	3,563,368	3,554,459
TruGreen LP (b)
First Lien Second Refinancing Term Loan
4.764% (1 Month LIBOR + 4.00%), due 11/2/27	1,031,937	1,026,456
Second Lien Initial Term Loan
9.264% (1 Month LIBOR + 8.50%), due 11/2/28	450,000	451,125
		5,032,040
Entertainment 0.4%
Fertitta Entertainment LLC
Initial Term Loan B
4.70% (1 Month LIBOR + 4.00%), due 1/27/29 (b)	3,000,000	2,983,635
	Principal Amount	Value

Finance 0.5%
Alliant Holdings Intermediate LLC
2018 Initial Term Loan
4.014% (1 Month LIBOR + 3.25%), due 5/9/25 (b)	$ 3,586,835	$ 3,550,519
Personal, Food & Miscellaneous Services 0.2%
1011778 B.C. Unlimited Liability Co.
Term Loan B4
2.514% (1 Month LIBOR + 1.75%), due 11/19/26 (b)	1,374,884	1,346,813
Telecommunications 0.9%
Level 3 Financing, Inc.
Tranche 2027 Term Loan B
2.514% (1 Month LIBOR + 1.75%), due 3/1/27 (b)	2,698,623	2,604,845
SBA Senior Finance II LLC
Initial Term Loan
2.52% (1 Month LIBOR + 1.75%), due 4/11/25 (b)	3,419,448	3,359,608
		5,964,453
Utilities 0.2%
Southwestern Energy Co.
Initial Term Loan
3.301% (3 Month LIBOR + 2.50%), due 6/22/27 (b)	1,321,688	1,318,383
Total Loan Assignments (Cost $24,915,176)		24,639,655
Mortgage-Backed Securities 25.8%
Agency (Collateralized Mortgage Obligations) 3.7%
FHLMC (h)
REMIC, Series 5070, Class IG
1.50%, due 1/25/44	5,928,329	348,251
REMIC, Series 5048, Class IC
2.00%, due 12/25/50	6,602,677	743,234
REMIC, Series 5149, Class LI
2.50%, due 10/25/51	4,236,167	587,327
REMIC, Series 5205, Class KI
3.00%, due 12/25/48	2,039,622	243,508
REMIC, Series 5152, Class BI
3.00%, due 7/25/50	3,140,443	463,900
REMIC, Series 5023, Class LI
3.00%, due 10/25/50	1,466,251	238,899
REMIC, Series 5094, Class IP
3.00%, due 4/25/51	1,417,134	216,153
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (h) (continued)
REMIC, Series 5176, Class PI
3.00%, due 7/25/51	$ 1,319,252	$ 174,024
REMIC, Series 5160, Class IO
3.00%, due 10/25/51	1,164,871	135,068
REMIC, Series 5155, Class KI
3.00%, due 10/25/51	2,790,559	400,183
REMIC, Series 5036, Class IO
3.50%, due 11/25/50	3,490,957	715,970
REMIC, Series 4924, Class NS
5.382% (1 Month LIBOR + 6.05%), due 10/25/49 (b)	2,333,630	347,090
REMIC, Series 4957, Class SB
5.382% (1 Month LIBOR + 6.05%), due 11/25/49 (b)	1,360,257	222,507
FHLMC, Strips
Series 358, Class PO
(zero coupon), due 10/15/47	3,046,870	2,596,054
Series 377, Class C4
2.00%, due 1/25/51 (h)	1,344,101	172,336
Series 380, Class C1
3.00%, due 1/25/50 (h)	3,261,192	539,032
FNMA
REMIC, Series 2013-110, Class CO
(zero coupon), due 12/25/39	1,313,583	1,146,672
REMIC, Series 2013-105, Class QO
(zero coupon), due 5/25/40	369,512	320,799
REMIC, Series 2013-105, Class KO
(zero coupon), due 10/25/43	394,190	356,864
REMIC, Series 2013-110, Class DO
(zero coupon), due 11/25/43	613,735	531,435
REMIC, Series 2022-3, Class YS
2.261% (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	8,675,000	317,384
REMIC, Series 2021-7, Class EI
2.50%, due 2/25/51 (h)	2,744,430	375,365
REMIC, Series 2021-13, Class BI
3.00%, due 2/25/50 (h)	1,950,488	311,569
REMIC, Series 2020-71, Class TI
3.00%, due 10/25/50 (h)	1,569,523	241,338
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	3,836,931	577,571
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,930,648	1,910,035
REMIC, Series 2019-32, Class SB
5.382% (1 Month LIBOR + 6.05%), due 6/25/49 (b)(h)	2,285,734	300,878
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA
Series 2020-115, Class YA
1.00%, due 8/20/50	$ 1,715,427	$ 1,430,037
Series 2020-129, Class AG
1.00%, due 9/20/50	2,379,376	2,009,404
Series 2020-166, Class CA
1.00%, due 11/20/50	3,164,302	2,525,890
Series 2021-214, Class SA
1.41% (SOFR 30A + 1.70%), due 12/20/51 (b)(h)	12,969,496	151,572
Series 2021-213, Class ES
1.41% (SOFR 30A + 1.70%), due 12/20/51 (b)(h)	12,886,538	131,042
Series 2020-146, Class LI
2.00%, due 10/20/50 (h)	3,751,440	402,217
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,582,151	187,907
Series 2020-188, Class IO
2.00%, due 12/20/50 (h)	3,339,795	351,173
Series 2021-57, Class AI
2.00%, due 2/20/51 (h)	4,743,176	562,207
Series 2021-77, Class KS
2.31% (SOFR 30A + 2.60%), due 5/20/51 (b)(h)	9,930,786	318,062
Series 2021-57, Class IB
2.50%, due 2/20/51 (h)	3,033,020	437,941
Series 2021-25, Class LI
2.50%, due 2/20/51 (h)	2,694,939	354,861
Series 2021-149, Class CI
2.50%, due 8/20/51 (h)	3,558,442	522,027
Series 2021-162, Class KI
2.50%, due 9/20/51 (h)	2,881,410	415,897
Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	5,093,802	858,258
Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	3,201,930	490,164
		25,682,105
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 11.4%
BAMLL Commercial Mortgage Securities Trust (a)(b)
Series 2022-DKLX, Class E
4.636% (1 Month SOFR + 4.127%), due 1/15/39	1,095,000	1,057,843
Series 2022-DKLX, Class F
5.466% (1 Month SOFR + 4.957%), due 1/15/39	1,250,000	1,207,860
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Bayview Commercial Asset Trust (a)(b)
Series 2006-4A, Class A1
1.013% (1 Month LIBOR + 0.345%), due 12/25/36	$ 10,066	$ 9,583
Series 2005-3A, Class A1
1.148% (1 Month LIBOR + 0.48%), due 11/25/35	801,560	750,587
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A
2.27% (1 Month SOFR + 1.77%), due 5/15/39 (a)(b)(i)	1,485,000	1,481,113
BX Commercial Mortgage Trust (a)
Series 2021-XL2, Class A
1.243% (1 Month LIBOR + 0.689%), due 10/15/38 (b)	1,160,837	1,131,071
Series 2021-VOLT, Class D
2.204% (1 Month LIBOR + 1.65%), due 9/15/36 (b)	2,165,000	2,096,467
Series 2021-VOLT, Class E
2.554% (1 Month LIBOR + 2.00%), due 9/15/36 (b)	2,125,000	2,044,070
Series 2021-ACNT, Class E
2.752% (1 Month LIBOR + 2.197%), due 11/15/38 (b)	2,500,000	2,423,802
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (j)	1,705,000	1,510,320
Series 2020-VIV3, Class B
3.662%, due 3/9/44 (j)	925,000	845,948
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (j)	1,000,000	863,174
BX Trust (a)
Series 2021-LBA, Class AJV
1.355% (1 Month LIBOR + 0.80%), due 2/15/36 (b)	1,725,000	1,682,415
Series 2021-MFM1, Class C
1.754% (1 Month LIBOR + 1.20%), due 1/15/34 (b)	2,695,000	2,611,555
Series 2021-MFM1, Class D
2.054% (1 Month LIBOR + 1.50%), due 1/15/34 (b)	1,815,000	1,753,040
Series 2021-LBA, Class DV
2.155% (1 Month LIBOR + 1.60%), due 2/15/36 (b)	1,270,000	1,224,830
Series 2021-RISE, Class D
2.304% (1 Month LIBOR + 1.75%), due 11/15/36 (b)	1,850,000	1,796,196
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Trust (a) (continued)
Series 2021-ARIA, Class E
2.798% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	$ 2,700,000	$ 2,622,125
Series 2019-OC11, Class B
3.605%, due 12/9/41	205,000	190,331
Series 2019-OC11, Class C
3.856%, due 12/9/41	1,145,000	1,045,258
Series 2019-OC11, Class D
4.075%, due 12/9/41 (j)	1,020,000	911,183
Series 2019-OC11, Class E
4.075%, due 12/9/41 (j)	3,995,000	3,412,107
BXHPP Trust (a)(b)
Series 2021-FILM, Class C
1.654% (1 Month LIBOR + 1.10%), due 8/15/36	1,090,000	1,040,962
Series 2021-FILM, Class D
2.054% (1 Month LIBOR + 1.50%), due 8/15/36	585,000	558,718
BXSC Commercial Mortgage Trust
Series 2022-WSS, Class D
3.697% (1 Month SOFR + 3.188%), due 3/15/35 (a)(b)	1,150,000	1,139,860
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class AS
3.571%, due 2/10/48	840,000	822,942
Commercial Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	1,815,000	1,805,304
Series 2013-CR9, Class B
4.436%, due 7/10/45 (a)(j)	1,020,000	989,608
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	1,925,000	1,735,440
DROP Mortgage Trust
Series 2021-FILE, Class A
1.70% (1 Month LIBOR + 1.15%), due 4/15/26 (a)(b)	1,430,000	1,407,327
Extended Stay America Trust
Series 2021-ESH, Class D
2.805% (1 Month LIBOR + 2.25%), due 7/15/38 (a)(b)	2,946,864	2,893,664
FREMF Mortgage Trust (a)(j)
Series 2017-K63, Class C
4.008%, due 2/25/50	1,275,000	1,229,483
Series 2018-K154, Class B
4.16%, due 11/25/32	1,750,000	1,619,203
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (a)(j) (continued)
Series 2018-K155, Class B
4.307%, due 4/25/33	$ 2,135,000	$ 2,007,044
Series 2018-K81, Class C
4.314%, due 9/25/51	1,385,000	1,346,083
Series 2019-K87, Class C
4.471%, due 1/25/51	950,000	928,050
Series 2019-K88, Class C
4.528%, due 2/25/52	1,505,000	1,472,664
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A
1.754% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	3,610,000	3,602,708
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,280,000	1,206,376
J.P. Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class B
4.379%, due 7/5/31 (a)	2,060,000	2,048,897
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	1,260,000	1,139,795
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	3,300,000	2,953,233
SLG Office Trust
Series 2021-OVA, Class D
2.851%, due 7/15/41 (a)	1,100,000	923,749
SMRT
Series 2022-MINI, Class D
2.472% (1 Month SOFR + 1.95%), due 1/15/39 (a)(b)	2,650,000	2,586,842
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(k)	1,365,000	1,341,837
Wells Fargo Commercial Mortgage Trust (a)(j)
Series 2018-1745, Class A
3.874%, due 6/15/36	2,430,000	2,325,988
Series 2018-AUS, Class A
4.194%, due 8/17/36	4,410,000	4,351,987
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	1,805,000	1,785,826
Series 2012-C7, Class AS
4.09%, due 6/15/45 (k)	1,540,000	1,537,178
		79,471,646
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) 10.7%
Alternative Loan Trust
Series 2005-31, Class 1A1
1.228% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	$ 2,043,798	$ 1,914,378
Banc of America Alternative Loan Trust
Series 2005-11, Class 2CB1
6.00%, due 12/25/35	24,072	22,497
Connecticut Avenue Securities Trust (a)(b)
Series 2020-R02, Class 2M2
2.668% (1 Month LIBOR + 2.00%), due 1/25/40	1,248,664	1,247,385
Series 2021-R01, Class 1B1
3.389% (SOFR 30A + 3.10%), due 10/25/41	3,360,000	3,147,700
Series 2020-SBT1, Class 1M2
4.318% (1 Month LIBOR + 3.65%), due 2/25/40	1,270,000	1,257,413
FHLMC STACR REMIC Trust (a)(b)
Series 2020-DNA6, Class M2
2.289% (SOFR 30A + 2.00%), due 12/25/50	3,395,000	3,372,273
Series 2021-HQA3, Class M2
2.389% (SOFR 30A + 2.10%), due 9/25/41	2,280,000	2,171,253
Series 2021-HQA1, Class M2
2.539% (SOFR 30A + 2.25%), due 8/25/33	840,000	824,279
Series 2020-HQA1, Class B1
3.018% (1 Month LIBOR + 2.35%), due 1/25/50	1,815,000	1,728,461
Series 2020-DNA2, Class B1
3.168% (1 Month LIBOR + 2.50%), due 2/25/50	1,835,000	1,750,783
Series 2021-HQA1, Class B1
3.289% (SOFR 30A + 3.00%), due 8/25/33	1,075,000	956,783
Series 2021-DNA5, Class B1
3.339% (SOFR 30A + 3.05%), due 1/25/34	2,610,000	2,466,243
Series 2021-HQA3, Class B1
3.639% (SOFR 30A + 3.35%), due 9/25/41	3,865,000	3,494,529
Series 2022-DNA1, Class B1
3.689% (SOFR 30A + 3.40%), due 1/25/42	3,710,295	3,379,426
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR Trust (a)(b)
Series 2018-DNA2, Class M2
2.818% (1 Month LIBOR + 2.15%), due 12/25/30	$ 2,855,144	$ 2,876,534
Series 2019-DNA3, Class B1
3.918% (1 Month LIBOR + 3.25%), due 7/25/49	1,780,000	1,766,198
Series 2018-DNA2, Class B1
4.368% (1 Month LIBOR + 3.70%), due 12/25/30	2,850,000	2,788,731
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2018-HQA1, Class M2
2.968% (1 Month LIBOR + 2.30%), due 9/25/30	3,394,949	3,415,974
Series 2021-DNA2, Class B1
3.689% (SOFR 30A + 3.40%), due 8/25/33 (a)	1,365,000	1,288,578
Series 2022-DNA2, Class M2
4.039% (SOFR 30A + 3.75%), due 2/25/42 (a)	1,690,000	1,664,693
FNMA (b)
Series 2017-C05, Class 1M2
2.868% (1 Month LIBOR + 2.20%), due 1/25/30	828,646	834,869
Series 2017-C07, Class 2M2
3.168% (1 Month LIBOR + 2.50%), due 5/25/30	3,578,699	3,618,933
Series 2017-C04, Class 2M2
3.518% (1 Month LIBOR + 2.85%), due 11/25/29	1,856,661	1,896,952
Series 2021-R02, Class 2B1
3.589% (SOFR 30A + 3.30%), due 11/25/41 (a)	1,450,000	1,350,397
Series 2016-C06, Class 1M2
4.918% (1 Month LIBOR + 4.25%), due 4/25/29	1,940,397	2,028,896
Series 2016-C07, Class 2M2
5.018% (1 Month LIBOR + 4.35%), due 5/25/29	2,407,338	2,515,987
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(k)	615,228	610,380
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
1.108% (1 Month LIBOR + 0.44%), due 6/25/37 (b)	402,311	393,305
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Impac Secured Assets Trust
Series 2006-5, Class 2A
1.068% (1 Month LIBOR + 0.40%), due 12/25/36 (b)	$ 20,133	$ 19,980
Mello Warehouse Securitization Trust
Series 2021-1, Class B
1.568% (1 Month LIBOR + 0.90%), due 2/25/55 (a)(b)	1,060,000	1,051,463
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.403%, due 8/25/59 (j)	2,320,939	1,647,760
Series 2019-4A, Class B6
4.705%, due 12/25/58 (k)	2,078,979	1,475,824
Series 2019-2A, Class B6
4.929%, due 12/25/57 (k)	841,330	616,514
NewRez Warehouse Securitization Trust
Series 2021-1, Class B
1.568% (1 Month LIBOR + 0.90%), due 5/25/55 (a)(b)	3,085,000	3,028,829
Sequoia Mortgage Trust
Series 2018-7, Class B3
4.256%, due 9/25/48 (a)(k)	1,398,700	1,291,157
STACR Trust (a)(b)
Series 2018-DNA3, Class M2
2.768% (1 Month LIBOR + 2.10%), due 9/25/48	1,556,587	1,565,678
Series 2018-HRP2, Class M3
3.068% (1 Month LIBOR + 2.40%), due 2/25/47	4,195,000	4,179,327
Series 2018-HRP1, Class B1
4.418% (1 Month LIBOR + 3.75%), due 4/25/43	1,785,000	1,780,543
Series 2018-HRP2, Class B1
4.868% (1 Month LIBOR + 4.20%), due 2/25/47	2,250,000	2,236,120
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
1.723% (11th District Cost of Funds Index + 1.50%), due 8/25/46 (b)	590,747	562,782
		74,239,807
Total Mortgage-Backed Securities (Cost $186,556,653)		179,393,558
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Municipal Bonds 0.4%
California 0.4%
Golden State Tobacco Securitization Corp. Revenue Bonds
Series B, Insured: State Appropriations
3.293%, due 6/1/42	$ 725,000	$ 583,484
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	2,760,000	2,179,414
Total Municipal Bonds (Cost $3,485,000)		2,762,898
U.S. Government & Federal Agencies 3.2%
United States Treasury Bonds 0.4%
U.S. Treasury Bonds
2.25%, due 2/15/52	1,000,000	858,594
2.375%, due 2/15/42	2,050,000	1,811,367
		2,669,961
United States Treasury Inflation - Indexed Note 0.5%
U.S. Treasury Inflation Linked Notes
0.125%, due 7/15/30 (l)	3,352,907	3,411,419
United States Treasury Notes 2.3%
U.S. Treasury Notes
1.875%, due 2/15/32	5,050,000	4,611,281
2.75%, due 4/30/27	5,380,000	5,333,766
2.875%, due 4/30/29	6,480,000	6,449,622
		16,394,669
Total U.S. Government & Federal Agencies (Cost $23,211,975)		22,476,049
Total Long-Term Bonds (Cost $664,300,389)		614,086,953

	Shares
Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (m)	14	95
	Shares	Value

Tobacco 0.0% ‡
Turning Point Brands, Inc.	6,802	$ 213,515
Total Common Stocks (Cost $0)		213,610
Short-Term Investments 10.1%
Affiliated Investment Company 8.7%
MainStay U.S. Government Liquidity Fund, 0.397% (n)	60,126,399	60,126,399
Unaffiliated Investment Companies 1.4%
BlackRock Liquidity FedFund, 0.375% (n)(o)	1,500,000	1,500,000
Invesco Government & Agency Portfolio, 0.419% (n)(o)	8,269,673	8,269,673
Total Unaffiliated Investment Companies (Cost $9,769,673)		9,769,673
Total Short-Term Investments (Cost $69,896,072)		69,896,072
Total Investments (Cost $734,196,461)	98.4%	684,196,635
Other Assets, Less Liabilities	1.6	10,920,895
Net Assets	100.0%	$ 695,117,530

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
(c)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $12,087,986; the total market value of collateral held by the Fund was $12,541,953. The market value of the collateral held included non-cash collateral in the form of
U.S. Treasury securities with a value of $2,772,280. The Fund received cash collateral with a value of $9,769,673. (See Note 2(L))

(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2022.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)
Illiquid security—As of April 30, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $655,200, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
(h)
Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(i)	Delayed delivery security.
(j)
Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30,
2022.

(k)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(l)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(m)	Non-income producing security.
(n)	Current yield as of April 30, 2022.
(o)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 53,259	$ 168,329	$ (161,462)	$ —	$ —	$ 60,126	$ 9	$ —	60,126
Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 2 Year Notes	118	June 2022	$ 25,113,631	$ 24,875,875	$ (237,756)
U.S. Treasury Long Bonds	79	June 2022	11,914,582	11,114,313	(800,269)
Total Long Contracts					(1,038,025)
Short Contracts
U.S. Treasury 5 Year Notes	(602)	June 2022	(70,460,233)	(67,828,469)	2,631,764
U.S. Treasury 10 Year Notes	(488)	June 2022	(61,488,891)	(58,148,250)	3,340,641
U.S. Treasury 10 Year Ultra Bonds	(92)	June 2022	(12,752,213)	(11,868,000)	884,213
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay Strategic Bond Fund

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury Ultra Bonds	(34)	June 2022	$ (6,287,309)	$ (5,454,875)	$ 832,434
Total Short Contracts					7,689,052
Net Unrealized Appreciation					$ 6,651,027

1.	As of April 30, 2022, cash in the amount of $1,936,850 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.
Swap Contracts
As of April 30, 2022, the Fund held the following centrally cleared interest swap agreements1:
Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/Received	Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
$ 40,000,000	USD	3/16/23	Fixed 2.793%	3 month USD LIBOR	Semi-Annually/Quarterly	$ —	$ (136,392)	$ (136,392)
41,000,000	USD	3/29/23	Fixed 2.762%	3 month USD LIBOR	Semi-Annually/Quarterly	—	(125,532)	(125,532)
						$ —	$ (261,924)	$ (261,924)

1.	As of April 30, 2022, cash in the amount of $460,035 was on deposit with a broker for centrally cleared swap agreements.

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
USD—United States Dollar
USISDA—U.S. dollar International Swaps and Derivatives Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 87,262,113	$ —	$ 87,262,113
Corporate Bonds	—	278,691,549	—	278,691,549
Foreign Government Bonds	—	18,861,131	—	18,861,131
Loan Assignments	—	24,639,655	—	24,639,655
Mortgage-Backed Securities	—	179,393,558	—	179,393,558
Municipal Bonds	—	2,762,898	—	2,762,898
U.S. Government & Federal Agencies	—	22,476,049	—	22,476,049
Total Long-Term Bonds	—	614,086,953	—	614,086,953
Common Stocks	213,610	—	—	213,610
Short-Term Investments
Affiliated Investment Company	60,126,399	—	—	60,126,399
Unaffiliated Investment Companies	9,769,673	—	—	9,769,673
Total Short-Term Investments	69,896,072	—	—	69,896,072
Total Investments in Securities	70,109,682	614,086,953	—	684,196,635
Other Financial Instruments
Futures Contracts (b)	7,689,052	—	—	7,689,052
Total Investments in Securities and Other Financial Instruments	$ 77,798,734	$ 614,086,953	$ —	$ 691,885,687
Liability Valuation Inputs
Other Financial Instruments (b)
Futures Contracts	$ (1,038,025)	$ —	$ —	$ (1,038,025)
Interest Rate Swaps	—	(261,924)	—	(261,924)
Total Other Financial Instruments	$ (1,038,025)	$ (261,924)	$ —	$ (1,299,949)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay Strategic Bond Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $674,070,062) including securities on loan of $12,087,986	$624,070,236
Investment in affiliated investment companies, at value (identified cost $60,126,399)	60,126,399
Cash denominated in foreign currencies (identified cost $458)	429
Cash collateral on deposit at broker for futures contracts	1,936,850
Cash collateral on deposit at broker for swap contracts	460,035
Receivables:
Investment securities sold	16,410,514
Fund shares sold	12,243,911
Dividends and interest	4,376,859
Variation margin on futures contracts	394,792
Variation margin on centrally cleared swap contracts	117,637
Securities lending	7,525
Other assets	83,395
Total assets	720,228,582
Liabilities
Cash collateral received for securities on loan	9,769,673
Due to custodian	3,421
Payables:
Investment securities purchased	13,900,745
Fund shares redeemed	610,311
Manager (See Note 3)	308,964
Transfer agent (See Note 3)	151,545
NYLIFE Distributors (See Note 3)	73,282
Shareholder communication	67,130
Professional fees	26,281
Custodian	20,722
Trustees	2,622
Accrued expenses	5,178
Distributions payable	171,178
Total liabilities	25,111,052
Net assets	$695,117,530
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$816,458
Additional paid-in-capital	908,564,928
909,381,386
Total distributable earnings (loss)	(214,263,856)
Net assets	$695,117,530
Class A
Net assets applicable to outstanding shares	$188,072,750
Shares of beneficial interest outstanding	22,102,526
Net asset value per share outstanding	$8.51
Maximum sales charge (4.50% of offering price)	0.40
Maximum offering price per share outstanding	$8.91
Investor Class
Net assets applicable to outstanding shares	$15,076,579
Shares of beneficial interest outstanding	1,756,106
Net asset value per share outstanding	$8.59
Maximum sales charge (4.00% of offering price)	0.36
Maximum offering price per share outstanding	$8.95
Class B
Net assets applicable to outstanding shares	$2,359,999
Shares of beneficial interest outstanding	278,762
Net asset value and offering price per share outstanding	$8.47
Class C
Net assets applicable to outstanding shares	$33,649,254
Shares of beneficial interest outstanding	3,978,092
Net asset value and offering price per share outstanding	$8.46
Class I
Net assets applicable to outstanding shares	$453,091,353
Shares of beneficial interest outstanding	53,193,942
Net asset value and offering price per share outstanding	$8.52
Class R2
Net assets applicable to outstanding shares	$1,026,732
Shares of beneficial interest outstanding	120,618
Net asset value and offering price per share outstanding	$8.51
Class R3
Net assets applicable to outstanding shares	$597,957
Shares of beneficial interest outstanding	70,254
Net asset value and offering price per share outstanding	$8.51
Class R6
Net assets applicable to outstanding shares	$1,242,906
Shares of beneficial interest outstanding	145,454
Net asset value and offering price per share outstanding	$8.55
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$11,760,027
Securities lending	35,470
Dividends-affiliated	9,154
Dividends-unaffiliated	782
Total income	11,805,433
Expenses
Manager (See Note 3)	2,100,944
Distribution/Service—Class A (See Note 3)	235,598
Distribution/Service—Investor Class (See Note 3)	19,958
Distribution/Service—Class B (See Note 3)	13,814
Distribution/Service—Class C (See Note 3)	203,612
Distribution/Service—Class R2 (See Note 3)	1,290
Distribution/Service—Class R3 (See Note 3)	1,519
Transfer agent (See Note 3)	460,614
Registration	70,477
Professional fees	49,316
Shareholder communication	36,952
Custodian	29,205
Trustees	7,787
Shareholder service (See Note 3)	820
Miscellaneous	16,266
Total expenses before waiver/reimbursement	3,248,172
Expense waiver/reimbursement from Manager (See Note 3)	(175,553)
Net expenses	3,072,619
Net investment income (loss)	8,732,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	2,530,490
Futures transactions	12,208,393
Swap transactions	(982,068)
Foreign currency transactions	(18,723)
Foreign currency forward transactions	107,896
Net realized gain (loss)	13,845,988
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(68,413,703)
Futures contracts	3,284,322
Swap contracts	2,359,880
Foreign currency forward contracts	(99,122)
Translation of other assets and liabilities in foreign currencies	(135)
Net change in unrealized appreciation (depreciation)	(62,868,758)
Net realized and unrealized gain (loss)	(49,022,770)
Net increase (decrease) in net assets resulting from operations	$(40,289,956)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay Strategic Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,732,814	$17,093,965
Net realized gain (loss)	13,845,988	21,145,313
Net change in unrealized appreciation (depreciation)	(62,868,758)	(993,238)
Net increase (decrease) in net assets resulting from operations	(40,289,956)	37,246,040
Distributions to shareholders:
Class A	(1,809,493)	(3,635,420)
Investor Class	(138,564)	(323,097)
Class B	(13,475)	(45,962)
Class C	(196,568)	(629,126)
Class I	(5,080,927)	(9,317,197)
Class R2	(9,396)	(19,150)
Class R3	(4,776)	(5,926)
Class R6	(14,690)	(24,072)
	(7,267,889)	(13,999,950)
Distributions to shareholders from return of capital:
Class A	—	(221,004)
Investor Class	—	(19,642)
Class B	—	(2,794)
Class C	—	(38,246)
Class I	—	(566,411)
Class R2	—	(1,164)
Class R3	—	(360)
Class R6	—	(1,463)
	—	(851,084)
Total distributions to shareholders	(7,267,889)	(14,851,034)
Capital share transactions:
Net proceeds from sales of shares	139,152,012	165,058,912
Net asset value of shares issued to shareholders in reinvestment of distributions	6,500,954	13,300,032
Cost of shares redeemed	(113,724,260)	(160,495,682)
Increase (decrease) in net assets derived from capital share transactions	31,928,706	17,863,262
Net increase (decrease) in net assets	(15,629,139)	40,258,268
Net Assets
Beginning of period	710,746,669	670,488,401
End of period	$695,117,530	$710,746,669
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.10	$8.80	$8.74	$8.65	$8.90	$8.81
Net investment income (loss) (a)	0.10	0.22	0.22	0.23	0.24	0.25
Net realized and unrealized gain (loss)	(0.61)	0.27	0.06	0.11	(0.22)	0.15
Total from investment operations	(0.51)	0.49	0.28	0.34	0.02	0.40
Less distributions:
From net investment income	(0.08)	(0.18)	(0.21)	(0.25)	(0.27)	(0.31)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡	(0.00)‡
Total distributions	(0.08)	(0.19)	(0.22)	(0.25)	(0.27)	(0.31)
Net asset value at end of period	$8.51	$9.10	$8.80	$8.74	$8.65	$8.90
Total investment return (b)	(5.58)%	5.61%	3.27%	3.99%	0.25%	4.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%††	2.43%	2.60%	2.66%	2.69%	2.79%
Net expenses (c)	1.03%††	1.07%(d)	1.18%(d)	1.27%(d)	1.25%(d)	1.13%(d)
Portfolio turnover rate	30%	53%	56%(e)	50%(e)	22%	41%
Net assets at end of period (in 000’s)	$188,073	$192,190	$175,682	$197,686	$220,618	$302,192

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.04%	0.03%
October 31, 2020	1.07%	0.11%
October 31, 2019	1.07%	0.20%
October 31, 2018	1.03%	0.22%
October 31, 2017	1.01%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.18	$8.88	$8.81	$8.72	$8.97	$8.88
Net investment income (loss) (a)	0.10	0.21	0.22	0.23	0.24	0.24
Net realized and unrealized gain (loss)	(0.61)	0.27	0.06	0.11	(0.22)	0.16
Total from investment operations	(0.51)	0.48	0.28	0.34	0.02	0.40
Less distributions:
From net investment income	(0.08)	(0.17)	(0.20)	(0.25)	(0.27)	(0.31)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡	(0.00)‡
Total distributions	(0.08)	(0.18)	(0.21)	(0.25)	(0.27)	(0.31)
Net asset value at end of period	$8.59	$9.18	$8.88	$8.81	$8.72	$8.97
Total investment return (b)	(5.60)%	5.41%	3.29%	3.93%	0.23%	4.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%††	2.30%	2.54%	2.63%	2.68%	2.74%
Net expenses (c)	1.17%††	1.20%(d)	1.24%(d)	1.29%(d)	1.27%(d)	1.15%(d)
Portfolio turnover rate	30%	53%	56%(e)	50%(e)	22%	41%
Net assets at end of period (in 000's)	$15,077	$16,874	$18,139	$19,748	$20,451	$22,033

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.17%	0.03%
October 31, 2020	1.13%	0.11%
October 31, 2019	1.09%	0.20%
October 31, 2018	1.05%	0.22%
October 31, 2017	1.03%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.06	$8.76	$8.70	$8.61	$8.86	$8.77
Net investment income (loss) (a)	0.06	0.14	0.15	0.16	0.17	0.18
Net realized and unrealized gain (loss)	(0.61)	0.27	0.06	0.11	(0.22)	0.15
Total from investment operations	(0.55)	0.41	0.21	0.27	(0.05)	0.33
Less distributions:
From net investment income	(0.04)	(0.10)	(0.15)	(0.18)	(0.20)	(0.24)
Return of capital	—	(0.01)	(0.00)‡	—	(0.00)‡	(0.00)‡
Total distributions	(0.04)	(0.11)	(0.15)	(0.18)	(0.20)	(0.24)
Net asset value at end of period	$8.47	$9.06	$8.76	$8.70	$8.61	$8.86
Total investment return (b)	(5.93)%	4.57%	2.44%	3.20%	(0.52)%	3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%††	1.55%	1.77%	1.90%	1.92%	2.00%
Net expenses (c)	1.92%††	1.95%(d)	2.00%(d)	2.04%(d)	2.02%(d)	1.90%(d)
Portfolio turnover rate	30%	53%	56%(e)	50%(e)	22%	41%
Net assets at end of period (in 000’s)	$2,360	$3,191	$4,872	$7,970	$11,015	$15,223

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.92%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.05	$8.75	$8.69	$8.60	$8.85	$8.76
Net investment income (loss) (a)	0.06	0.14	0.15	0.16	0.17	0.18
Net realized and unrealized gain (loss)	(0.61)	0.27	0.06	0.11	(0.22)	0.15
Total from investment operations	(0.55)	0.41	0.21	0.27	(0.05)	0.33
Less distributions:
From net investment income	(0.04)	(0.10)	(0.15)	(0.18)	(0.20)	(0.24)
Return of capital	—	(0.01)	(0.00)‡	—	(0.00)‡	(0.00)‡
Total distributions	(0.04)	(0.11)	(0.15)	(0.18)	(0.20)	(0.24)
Net asset value at end of period	$8.46	$9.05	$8.75	$8.69	$8.60	$8.85
Total investment return (b)	(6.04)%	4.69%	2.45%	3.21%	(0.52)%	3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%††	1.55%	1.78%	1.90%	1.92%	2.00%
Net expenses (c)	1.92%††	1.95%(d)	2.00%(d)	2.04%(d)	2.02%(d)	1.90%(d)
Portfolio turnover rate	30%	53%	56%(e)	50%(e)	22%	41%
Net assets at end of period (in 000’s)	$33,649	$46,537	$65,158	$91,598	$128,279	$167,595

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.92%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%
October 31, 2017	1.78%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.11	$8.81	$8.75	$8.66	$8.91	$8.82
Net investment income (loss) (a)	0.12	0.25	0.24	0.25	0.26	0.26
Net realized and unrealized gain (loss)	(0.61)	0.27	0.06	0.11	(0.22)	0.16
Total from investment operations	(0.49)	0.52	0.30	0.36	0.04	0.42
Less distributions:
From net investment income	(0.10)	(0.21)	(0.23)	(0.27)	(0.29)	(0.33)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡	(0.00)‡
Total distributions	(0.10)	(0.22)	(0.24)	(0.27)	(0.29)	(0.33)
Net asset value at end of period	$8.52	$9.11	$8.81	$8.75	$8.66	$8.91
Total investment return (b)	(5.42)%	5.88%	3.53%	4.24%	0.51%	4.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%††	2.70%	2.83%	2.91%	2.94%	2.99%
Net expenses (c)	0.70%††	0.79%(d)	0.94%(d)	1.02%(d)	1.00%(d)	0.88%(d)
Expenses (before waiver/reimbursement)	0.78%††	0.82%	0.94%	1.02%	1.00%	0.88%
Portfolio turnover rate	30%	53%	56%(e)	50%(e)	22%	41%
Net assets at end of period (in 000’s)	$453,091	$448,881	$404,964	$604,981	$717,129	$837,363

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	0.76%	0.03%
October 31, 2020	0.83%	0.11%
October 31, 2019	0.82%	0.20%
October 31, 2018	0.78%	0.22%
October 31, 2017	0.76%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.11	$8.81	$8.74	$8.65	$8.90	$8.81
Net investment income (loss) (a)	0.10	0.21	0.21	0.22	0.23	0.23
Net realized and unrealized gain (loss)	(0.62)	0.27	0.07	0.11	(0.22)	0.16
Total from investment operations	(0.52)	0.48	0.28	0.33	0.01	0.39
Less distributions:
From net investment income	(0.08)	(0.17)	(0.20)	(0.24)	(0.26)	(0.30)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡	(0.00)‡
Total distributions	(0.08)	(0.18)	(0.21)	(0.24)	(0.26)	(0.30)
Net asset value at end of period	$8.51	$9.11	$8.81	$8.74	$8.65	$8.90
Total investment return (b)	(5.73)%	5.49%	3.27%	3.89%	0.16%	4.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%††	2.33%	2.49%	2.54%	2.67%	2.63%
Net expenses (c)	1.13%††	1.17%(d)	1.29%(d)	1.37%(d)	1.34%(d)	1.23%(d)
Portfolio turnover rate	30%	53%	56%(e)	50%(e)	22%	41%
Net assets at end of period (in 000’s)	$1,027	$1,047	$934	$7,232	$6,657	$773

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.14%	0.03%
October 31, 2020	1.18%	0.11%
October 31, 2019	1.17%	0.20%
October 31, 2018	1.14%	0.20%
October 31, 2017	1.11%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.10	$8.80	$8.74	$8.65	$8.90	$8.81
Net investment income (loss) (a)	0.09	0.19	0.20	0.20	0.21	0.21
Net realized and unrealized gain (loss)	(0.61)	0.27	0.05	0.11	(0.22)	0.16
Total from investment operations	(0.52)	0.46	0.25	0.31	(0.01)	0.37
Less distributions:
From net investment income	(0.07)	(0.15)	(0.18)	(0.22)	(0.24)	(0.28)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡	(0.00)‡
Total distributions	(0.07)	(0.16)	(0.19)	(0.22)	(0.24)	(0.28)
Net asset value at end of period	$8.51	$9.10	$8.80	$8.74	$8.65	$8.90
Total investment return (b)	(5.75)%	5.21%	2.90%	3.63%	(0.09)%	4.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99%††	2.05%	2.27%	2.29%	2.36%	2.34%
Net expenses (c)	1.38%††	1.42%(d)	1.52%(d)	1.62%(d)	1.60%(d)	1.48%(d)
Portfolio turnover rate	30%	53%	56%(e)	50%(e)	22%	41%
Net assets at end of period (in 000’s)	$598	$619	$276	$218	$190	$114

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.39%	0.03%
October 31, 2020	1.41%	0.11%
October 31, 2019	1.42%	0.20%
October 31, 2018	1.38%	0.22%
October 31, 2017	1.36%	0.12%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,			February 28, 2018^ through October 31, 2018
Class R6		2021	2020	2019
Net asset value at beginning of period	$9.14	$8.84	$8.75	$8.66	$8.83
Net investment income (loss) (a)	0.12	0.26	0.25	0.27	0.19
Net realized and unrealized gain (loss)	(0.61)	0.26	0.09	0.11	(0.14)
Total from investment operations	(0.49)	0.52	0.34	0.38	0.05
Less distributions:
From net investment income	(0.10)	(0.21)	(0.24)	(0.29)	(0.22)
Return of capital	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.10)	(0.22)	(0.25)	(0.29)	(0.22)
Net asset value at end of period	$8.55	$9.14	$8.84	$8.75	$8.66
Total investment return (b)	(5.39)%	5.97%	4.04%	4.43%	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70%††	2.83%	2.88%	3.13%	3.18%††
Net expenses (c)	0.66%††	0.69%(d)	0.82%(d)	0.84%(d)	0.85%††(d)
Portfolio turnover rate	30%	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000’s)	$1,243	$1,407	$465	$22,632	$52,504

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	0.67%	0.02%
October 31, 2020	0.66%	0.16%
October 31, 2019	0.64%	0.20%
October 31, 2018	0.62%	0.23%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Strategic Bond Fund (formerly known as MainStay MacKay Unconstrained Bond Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 1997
Investor Class	February 28, 2008
Class B	February 28, 1997
Class C	September 1, 1998
Class I	January 2, 2004
Class R2	February 28, 2014
Class R3	February 29, 2016
Class R6	February 28, 2018
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
The Fund's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security

38	MainStay MacKay Strategic Bond Fund

valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available
39

Notes to Financial Statements (Unaudited) (continued)
from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2022, and can change at any time. Illiquid investments as of April 30, 2022, are shown in the Portfolio of Investments.

40	MainStay MacKay Strategic Bond Fund

(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to
41

Notes to Financial Statements (Unaudited) (continued)
meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate ("LIBOR").
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2022, the Fund did not hold any unfunded commitments.
(I) Swap Contracts. The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2022, all swap positions outstanding are shown in the Portfolio of Investments.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party.

42	MainStay MacKay Strategic Bond Fund

Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Interest Rate Swaps : An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.
(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2022, the Fund did not hold any foreign currency forward contracts.
(K) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities
43

Notes to Financial Statements (Unaudited) (continued)
issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(M) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2022, are shown in the Portfolio of Investments.
(O) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing trans-actions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on

44	MainStay MacKay Strategic Bond Fund

the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(P) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(Q) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(R) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(S) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
45

Notes to Financial Statements (Unaudited) (continued)
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$7,689,052	$7,689,052
Total Fair Value	$7,689,052	$7,689,052

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the
Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(1,038,025)	$(1,038,025)
Centrally Cleared Swap Contracts - Net Assets—Net unrealized depreciation on swap contracts (b)	(261,924)	(261,924)
Total Fair Value	$(1,299,949)	$(1,299,949)

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the
Statement of Assets and Liabilities.

(b)
Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$—	$12,208,393	$12,208,393
Swap Contracts	—	(982,068)	(982,068)
Forward Contracts	107,896	—	107,896
Total Net Realized Gain (Loss)	$107,896	$11,226,325	$11,334,221

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$—	$3,284,322	$3,284,322
Swap Contracts	—	2,359,880	2,359,880
Forward Contracts	(99,122)	—	(99,122)
Total Net Change in Unrealized Appreciation (Depreciation)	$(99,122)	$5,644,202	$5,545,080

46	MainStay MacKay Strategic Bond Fund

Average Notional Amount	Total
Futures Contracts Long	$20,123,952
Futures Contracts Short	$(231,227,494)
Swap Contracts Long	$81,000,000
Forward Contracts Long (a)	$4,229,291
Forward Contracts Short (a)	$(4,266,464)

(a)	Positions were open three months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2022, the effective management fee rate was 0.60%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
Effective July 1, 2021, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short), litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets, and, for Class R6, do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to July 1, 2021, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses did not exceed those of Class I.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $2,100,944 and waived and/or reimbursed in the amount of $175,553 and paid the Subadvisor in the amount of $938,549.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
47

Notes to Financial Statements (Unaudited) (continued)
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R2	$516
Class R3	304
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $6,170 and $1,092, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2022, of $577, $599 and $560, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$112,274	$—
Investor Class	21,180	—
Class B	3,670	—
Class C	54,082	—
Class I	268,405	—
Class R2	615	—
Class R3	362	—
Class R6	26	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$1,124,244	0.2%
Class R3	30,180	5.0
Class R6	27,317	2.2
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$734,186,238	$2,680,739	$(52,670,342)	$(49,989,603)
As of October 31, 2021, for federal income tax purposes, capital loss carryforwards of $180,575,457, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected

48	MainStay MacKay Strategic Bond Fund

to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$27,869	$152,707
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$13,999,950
Return of Capital	851,084
Total	$14,851,034
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of U.S. government securities were $31,885 and $31,137, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $189,799 and $160,966, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,786,057	$24,574,597
Shares issued to shareholders in reinvestment of distributions	188,488	1,656,904
Shares redeemed	(2,066,642)	(18,301,950)
Net increase (decrease) in shares outstanding before conversion	907,903	7,929,551
Shares converted into Class A (See Note 1)	94,699	843,969
Shares converted from Class A (See Note 1)	(14,234)	(125,403)
Net increase (decrease)	988,368	$8,648,117
Year ended October 31, 2021:
Shares sold	4,142,465	$37,695,529
Shares issued to shareholders in reinvestment of distributions	386,703	3,514,807
Shares redeemed	(3,881,418)	(35,230,020)
Net increase (decrease) in shares outstanding before conversion	647,750	5,980,316
Shares converted into Class A (See Note 1)	598,420	5,426,216
Shares converted from Class A (See Note 1)	(90,110)	(816,457)
Net increase (decrease)	1,156,060	$10,590,075

49

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	36,221	$326,687
Shares issued to shareholders in reinvestment of distributions	15,375	136,403
Shares redeemed	(113,452)	(1,016,938)
Net increase (decrease) in shares outstanding before conversion	(61,856)	(553,848)
Shares converted into Investor Class (See Note 1)	41,551	370,427
Shares converted from Investor Class (See Note 1)	(61,152)	(550,549)
Net increase (decrease)	(81,457)	$(733,970)
Year ended October 31, 2021:
Shares sold	113,560	$1,040,464
Shares issued to shareholders in reinvestment of distributions	36,650	335,936
Shares redeemed	(273,230)	(2,505,424)
Net increase (decrease) in shares outstanding before conversion	(123,020)	(1,129,024)
Shares converted into Investor Class (See Note 1)	155,880	1,424,394
Shares converted from Investor Class (See Note 1)	(238,288)	(2,185,706)
Net increase (decrease)	(205,428)	$(1,890,336)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	11,197	$101,417
Shares issued to shareholders in reinvestment of distributions	1,222	10,669
Shares redeemed	(59,824)	(530,910)
Net increase (decrease) in shares outstanding before conversion	(47,405)	(418,824)
Shares converted from Class B (See Note 1)	(26,272)	(230,869)
Net increase (decrease)	(73,677)	$(649,693)
Year ended October 31, 2021:
Shares sold	8,800	$78,983
Shares issued to shareholders in reinvestment of distributions	4,318	39,009
Shares redeemed	(146,647)	(1,325,666)
Net increase (decrease) in shares outstanding before conversion	(133,529)	(1,207,674)
Shares converted from Class B (See Note 1)	(70,410)	(635,484)
Net increase (decrease)	(203,939)	$(1,843,158)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	96,493	$852,156
Shares issued to shareholders in reinvestment of distributions	21,826	190,379
Shares redeemed	(1,234,135)	(10,847,281)
Net increase (decrease) in shares outstanding before conversion	(1,115,816)	(9,804,746)
Shares converted from Class C (See Note 1)	(49,098)	(432,978)
Net increase (decrease)	(1,164,914)	$(10,237,724)
Year ended October 31, 2021:
Shares sold	471,716	$4,268,995
Shares issued to shareholders in reinvestment of distributions	72,232	652,329
Shares redeemed	(2,400,170)	(21,673,078)
Net increase (decrease) in shares outstanding before conversion	(1,856,222)	(16,751,754)
Shares converted from Class C (See Note 1)	(447,633)	(4,024,920)
Net increase (decrease)	(2,303,855)	$(20,776,674)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	12,728,200	$112,941,223
Shares issued to shareholders in reinvestment of distributions	508,659	4,479,662
Shares redeemed	(9,321,455)	(82,634,912)
Net increase (decrease) in shares outstanding before conversion	3,915,404	34,785,973
Shares converted into Class I (See Note 1)	14,218	125,403
Net increase (decrease)	3,929,622	$34,911,376
Year ended October 31, 2021:
Shares sold	13,192,767	$120,262,456
Shares issued to shareholders in reinvestment of distributions	956,891	8,707,229
Shares redeemed	(10,934,086)	(99,338,416)
Net increase (decrease) in shares outstanding before conversion	3,215,572	29,631,269
Shares converted into Class I (See Note 1)	89,508	811,957
Net increase (decrease)	3,305,080	$30,443,226

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	9,284	$82,306
Shares issued to shareholders in reinvestment of distributions	1,069	9,396
Shares redeemed	(4,684)	(41,988)
Net increase (decrease)	5,669	$49,714
Year ended October 31, 2021:
Shares sold	14,072	$127,816
Shares issued to shareholders in reinvestment of distributions	2,234	20,315
Shares redeemed	(7,400)	(67,031)
Net increase (decrease)	8,906	$81,100

50	MainStay MacKay Strategic Bond Fund

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	4,452	$39,233
Shares issued to shareholders in reinvestment of distributions	324	2,851
Shares redeemed	(2,533)	(22,239)
Net increase (decrease)	2,243	$19,845
Year ended October 31, 2021:
Shares sold	57,029	$519,396
Shares issued to shareholders in reinvestment of distributions	536	4,872
Shares redeemed	(20,844)	(189,665)
Net increase (decrease)	36,721	$334,603

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	26,362	$234,393
Shares issued to shareholders in reinvestment of distributions	1,662	14,690
Shares redeemed	(36,514)	(328,042)
Net increase (decrease)	(8,490)	$(78,959)
Year ended October 31, 2021:
Shares sold	116,756	$1,065,273
Shares issued to shareholders in reinvestment of distributions	2,794	25,535
Shares redeemed	(18,194)	(166,382)
Net increase (decrease)	101,356	$924,426
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Strategic Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

52	MainStay MacKay Strategic Bond Fund

Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s
53

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

54	MainStay MacKay Strategic Bond Fund

After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
55

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

56	MainStay MacKay Strategic Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
57

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1738547MS086-22
MSSB10-06/22
(NYLIM) NL052

MainStay MacKay Tax Free Bond Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/3/1995	-12.97%	-12.90%	1.08%	2.47%	0.73%
		Excluding sales charges		-8.87	-8.80	2.02	2.95	0.73
Investor Class Shares[3]	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-12.57	-12.51	1.08	2.46	0.76
		Excluding sales charges		-8.93	-8.86	2.02	2.93	0.76
Class B Shares[4]	Maximum 5% CDSC	With sales charges	5/1/1986	-13.48	-13.49	1.40	2.68	1.01
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-8.99	-9.04	1.76	2.68	1.01
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-9.89	-10.01	1.76	2.67	1.01
	if Redeemed Within One Year of Purchase	Excluding sales charges		-8.99	-9.12	1.76	2.67	1.01
Class C2 Shares	Maximum 1% CDSC	With sales charges	8/31/2020	-9.95	-10.07	N/A	-3.95	1.16
	if Redeemed Within One Year of Purchase	Excluding sales charges		-9.06	-9.18	N/A	-3.95	1.16
Class I Shares	No Sales Charge		12/21/2009	-8.76	-8.66	2.27	3.20	0.48
Class R6 Shares	No Sales Charge		11/1/2019	-8.72	-8.50	N/A	-0.47	0.43

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[2]	-7.90%	-7.88%	1.80%	2.48%
Morningstar Muni National Long Category Average[3]	-9.54	-9.28	1.64	2.32

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Bloomberg Municipal Bond Index is the Fund's primary broadbased securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broadbased market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$911.30	$3.55	$1,021.08	$3.76	0.75%
Investor Class Shares	$1,000.00	$910.70	$3.60	$1,021.03	$3.81	0.76%
Class B Shares	$1,000.00	$910.10	$4.78	$1,019.79	$5.06	1.01%
Class C Shares	$1,000.00	$910.10	$4.78	$1,019.79	$5.06	1.01%
Class C2 Shares	$1,000.00	$909.40	$5.49	$1,019.04	$5.81	1.16%
Class I Shares	$1,000.00	$912.40	$2.37	$1,022.32	$2.51	0.50%
Class R6 Shares	$1,000.00	$912.80	$2.04	$1,022.66	$2.16	0.43%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

New York	18.4%
California	12.9
Illinois	9.2
Texas	6.2
Florida	5.6
Georgia	4.0
New Jersey	4.0
Utah	2.9
Pennsylvania	2.8
Colorado	2.0
South Carolina	1.9
Connecticut	1.9
Nevada	1.8
Alabama	1.6
Nebraska	1.6
Iowa	1.5
Michigan	1.3
District of Columbia	1.2
Ohio	1.1
U.S. Virgin Islands	1.0
Kentucky	0.9
Virginia	0.9
Missouri	0.9
Washington	0.8
Massachusetts	0.8
Maryland	0.8
Oregon	0.7
Arizona	0.6
Delaware	0.6%
Indiana	0.6
Tennessee	0.6
Louisiana	0.5
Minnesota	0.5
Arkansas	0.5
Wisconsin	0.5
Puerto Rico	0.4
Guam	0.3
Rhode Island	0.3
Oklahoma	0.3
Hawaii	0.3
Idaho	0.3
Montana	0.3
New Mexico	0.2
Kansas	0.2
New Hampshire	0.1
North Dakota	0.1
South Dakota	0.1
Wyoming	0.1
North Carolina	0.1
Alaska	0.0‡
Maine	0.0‡
Mississippi	0.0‡
Vermont	0.0‡
Other Assets, Less Liabilities	3.8
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	New York State Dormitory Authority, 3.00%-5.25%, due 3/15/31–3/15/52
2.	New York City Transitional Finance Authority, 3.00%-5.00%, due 11/1/26–2/1/51
3.	Metropolitan Transportation Authority, 0.738%-5.25%, due 11/15/26–11/15/54
4.	City of New York NY, 0.64%-5.25%, due 8/1/28–3/1/50
5.	City of Salt Lake City UT, 4.00%-5.00%, due 7/1/35–7/1/51
6.	South Carolina Public Service Authority, 3.00%-5.00%, due 12/1/26–12/1/56
7.	New York State Urban Development Corp., 3.00%-5.00%, due 3/15/30–3/15/47
8.	State of California, 3.00%-5.25%, due 4/1/30–3/1/46
9.	California Health Facilities Financing Authority, 3.00%-5.00%, due 10/1/35–8/15/51
10.	Municipal Electric Authority of Georgia, 4.00%-5.50%, due 1/1/35–7/1/60

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay MacKay Tax Free Bond Fund returned −8.76%, underperforming the −7.90% return of the Fund’s benchmark, the Bloomberg Municipal Bond Index (the "Index"). Over the same period, Class I shares outperformed the −9.54% return of the Morningstar Muni National Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The reporting period started with rising inflation expectations that were fueled by strong consumer demand, supply-chain constraints and labor wage pressures. The municipal market demonstrated less volatility than the U.S. Treasury market and ended the year with positive returns. However, during the last four months of the reporting period, municipal bond yields rose sharply with rising interest rates. The market began to sell off due to higher inflation and the expectation, and subsequent confirmation, that the U.S. Federal Reserve (the “Fed”) would seek to tighten monetary conditions at a faster pace. This contributed to a flattening of the municipal yield curve2 as short-term yields rose more than longer-term yields. The municipal market began to see record high outflows, and this tighter liquidity, combined with the rise in rates, led to negative absolute performance across all sectors. Performance in short-end maturities outperformed long-end maturities.
During the reporting period, the Fund underperformed the Index due, in part, to an underweight exposure to credits rated AAA3. From a geographic perspective, New York and Illinois bonds detracted from relative performance. Additionally, overweight exposure to bonds maturing 15 years and over, as well as bonds rated AA and A, weakened relative performance.4
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
As previously noted, late in the reporting period, U.S. Treasury rates rose significantly as the Fed took a more hawkish stance against inflation, indicating more rate hikes in the year ahead. This had a direct influence on the shape of the yield curve, resulting in a widening in credit spreads5 as well as a higher overall level of interest rates.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund held U.S. Treasury futures. This position made a positive contribution to the Fund’s performance as interest rates rose. (Contributions take weightings and total returns into account.)
What was the Fund’s duration6 strategy during the reporting period?
As relative value investors, the team aims to keep the Fund’s duration within a neutral range relative to that of the Index. At the end of the reporting period, the Fund's modified duration to worst7 was 6.25 years, while the Index’s modified duration to worst was 5.51 years.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.
An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, state general obligation, water & sewer and education assisted the Fund’s relative performance. Overweight exposure to special tax and transportation detracted from relative results.
Did the Fund have any significant purchases or sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There were small increases to the special tax and hospital sectors. In addition, there was an increase in exposure to Florida bonds and five-to-ten-year bonds, as well as an increase in exposure to credits rated AAA and AA.
Conversely, there were decreases in the Fund’s exposure to the prerefunded/ETM (escrowed to maturity), state general obligation and leasing sectors, as well as a reduction in state exposure to New York. Across the credit spectrum, there was decreased exposure to bonds rated A.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held overweight positions relative to the Index in the transportation and special tax sectors. Additionally, from a geographic perspective, the Fund held overweight exposure to Illinois and New York credits. As of the same date, the Fund held underweight positions in the state general obligation and water & sewer sectors, as well as bonds rated AAA.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Municipal Bonds 96.2%
Long-Term Municipal Bonds 93.7%
Alabama 1.0%
Black Belt Energy Gas District, Project No.5, Revenue Bonds
Series A-1
4.00%, due 10/1/49 (a)	$ 7,000,000	$ 7,116,702
Black Belt Energy Gas District, Gas Project No.6, Revenue Bonds
Series B
4.00%, due 10/1/52 (a)	8,860,000	9,008,095
Black Belt Energy Gas District, Project No.7, Revenue Bonds
Series C-1
4.00%, due 10/1/52 (a)	7,675,000	7,803,288
Black Belt Energy Gas District, Revenue Bonds
Series B-1
4.00%, due 4/1/53 (a)	4,325,000	4,400,710
City of Birmingham AL, Unlimited General Obligation
Series A
5.00%, due 3/1/43	2,650,000	2,715,916
County of Jefferson AL, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	5,160,000	5,660,012
Health Care Authority of the City of Huntsville (The), HH Health System, Revenue Bonds
Series B
4.00%, due 6/1/45	18,420,000	17,977,399
Houston County Health Care Authority, Southeast Alabama Medical Centre, Revenue Bonds
Series A
5.00%, due 10/1/25	1,000,000	1,070,185
Lower Alabama Gas District (The), Gas Project, Project No. 2, Revenue Bonds
4.00%, due 12/1/50 (a)	750,000	764,623
Lower Alabama Gas District (The), Revenue Bonds
Series A
5.00%, due 9/1/46	8,950,000	9,730,631
University of South Alabama, Revenue Bonds
Insured: AGM
4.00%, due 11/1/35	2,000,000	2,059,860
	Principal Amount	Value

Alabama (continued)
University of South Alabama, Revenue Bonds (continued)
Insured: AGM
5.00%, due 11/1/29	$ 1,110,000	$ 1,204,232
Insured: AGM
5.00%, due 11/1/30	2,000,000	2,167,159
Water Works Board of the City of Birmingham (The), Revenue Bonds
Series B
5.00%, due 1/1/32	5,340,000	5,931,847
		77,610,659
Alaska 0.0% ‡
Alaska Industrial Development & Export Authority, Greater Fairbanks Community Hospital Foundation Obligated Group, Revenue Bonds
5.00%, due 4/1/32	3,300,000	3,375,635
Arizona 0.6%
Arizona Board of Regents, Revenue Bonds
Series A
5.00%, due 7/1/43	2,730,000	3,052,209
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	940,000	951,957
Arizona Industrial Development Authority, Phoenix Children's Hospital, Revenue Bonds
Series A
4.00%, due 2/1/50	23,275,000	22,792,863
Maricopa County Industrial Development Authority, Banner Health Obligated Group, Revenue Bonds
Series E
4.00%, due 1/1/45	6,200,000	6,124,271
Maricopa County Unified School District No. 090 Saddle Mountain, Unlimited General Obligation
Insured: AGM
4.00%, due 7/1/35	6,375,000	6,749,470
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arizona (continued)
Maricopa County Unified School District No. 4 Mesa, Project of 2018, Unlimited General Obligation
Series E
5.00%, due 7/1/24	$ 1,250,000	$ 1,319,412
Series E
5.00%, due 7/1/26	1,850,000	2,033,939
Series E
5.00%, due 7/1/28	1,850,000	2,099,425
Series E
5.00%, due 7/1/30	1,750,000	2,031,310
		47,154,856
Arkansas 0.5%
County of Pulaski AR, Arkansas Children's Hospital, Revenue Bonds
5.00%, due 3/1/34	2,000,000	2,172,201
Little Rock School District, Limited General Obligation
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/46	4,155,000	3,452,420
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/48	15,605,000	12,779,862
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/50	6,700,000	5,397,254
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/51	6,500,000	5,200,517
Springdale Public Facilities Board, Arkansas Children's Northwest, Inc., Revenue Bonds
5.00%, due 3/1/34	2,640,000	2,821,786
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,440,308
5.00%, due 10/1/30	1,110,000	1,215,289
5.00%, due 10/1/31	1,205,000	1,318,775
		35,798,412
California 12.7%
Alta Loma School District, Unlimited General Obligation
Series C
4.00%, due 8/1/45	4,000,000	4,021,369
	Principal Amount	Value

California (continued)
Alta Loma School District, Unlimited General Obligation (continued)
Series B
5.00%, due 8/1/44	$ 3,500,000	$ 3,823,664
Antelope Valley Community College District, Election 2016, Unlimited General Obligation
Series A
4.50%, due 8/1/38	10,325,000	11,229,783
Bay Area Toll Authority, Revenue Bonds
Series S-H
5.00%, due 4/1/44	2,365,000	2,708,212
Calexico Unified School District, Unlimited General Obligation
Insured: BAM
3.00%, due 8/1/52	2,925,000	2,297,322
California Health Facilities Financing Authority, Cedars Sinai Health System, Revenue Bonds
Series A, Insured: BAM
3.00%, due 8/15/51	4,500,000	3,750,529
Series A, Insured: BAM
4.00%, due 8/15/48	86,550,000	87,229,712
California Health Facilities Financing Authority, Providence St. Joseph Health Obligated Group, Revenue Bonds
Series A
4.00%, due 10/1/35	1,230,000	1,243,207
California Health Facilities Financing Authority, CommonSpirit Health, Revenue Bonds
Series A
4.00%, due 4/1/37	2,500,000	2,501,472
Series A
4.00%, due 4/1/49	9,200,000	8,695,685
California Health Facilities Financing Authority, City of Hope Obligated Group, Revenue Bonds
4.00%, due 11/15/45	4,500,000	4,397,281
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Revenue Bonds
Series A
5.00%, due 8/15/51	2,975,000	3,275,661
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Infrastructure and Economic Development Bank, California State Teachers' Retirement System, Green Bond, Revenue Bonds
5.00%, due 8/1/49	$ 8,950,000	$ 9,809,632
California Municipal Finance Authority, Community Hospitals of Central California, Revenue Bonds
Series A, Insured: AGM-CR
3.00%, due 2/1/46	4,340,000	3,527,094
California Municipal Finance Authority, Community Health System, Revenue Bonds
Series A
4.00%, due 2/1/41	2,500,000	2,498,580
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/23	405,000	418,093
5.00%, due 12/1/24	425,000	444,432
5.00%, due 12/1/25	450,000	477,113
5.00%, due 12/1/26	470,000	503,825
5.00%, due 12/1/27	495,000	535,617
5.00%, due 12/1/28	520,000	560,359
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/32	1,570,000	1,679,010
Insured: BAM
5.00%, due 5/15/32	1,500,000	1,632,611
Insured: BAM
5.00%, due 5/15/36	3,650,000	3,953,290
Insured: BAM
5.00%, due 5/15/39	8,715,000	9,387,988
Insured: BAM
5.00%, due 5/15/43	10,650,000	11,405,079
California Public Finance Authority, Hoag Memorial Hospital Presbyterian, Revenue Bonds
Series A
4.00%, due 7/15/51	20,500,000	20,073,590
	Principal Amount	Value

California (continued)
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds
Insured: AGM
(zero coupon), due 8/1/49	$ 15,500,000	$ 3,713,461
California State University, Revenue Bonds
Series A
5.00%, due 11/1/44	23,870,000	26,422,935
California Statewide Communities Development Authority, Front Porch Communities & Services, Revenue Bonds
Series A
3.00%, due 4/1/37	4,880,000	4,325,259
Chino Valley Unified School District, Election 2016, Limited General Obligation
Series B, Insured: AGM-CR
3.375%, due 8/1/50	8,370,000	7,427,806
Series B
4.00%, due 8/1/45	17,310,000	17,146,523
Chula Vista Elementary School District, Revenue Bonds
(zero coupon), due 8/1/23	4,500,000	4,374,070
City of Escondido CA, Unlimited General Obligation
5.00%, due 9/1/36	4,250,000	4,534,788
City of Long Beach CA, Airport System, Revenue Bonds
Series A
5.00%, due 6/1/30	4,500,000	4,511,107
City of Los Angeles CA, Department of Airports, Revenue Bonds
Series D
3.00%, due 5/15/39 (b)	4,280,000	3,664,170
Series A
4.00%, due 5/15/39 (b)	2,540,000	2,521,326
Series D
4.00%, due 5/15/51 (b)	6,000,000	5,787,111
Series C
5.00%, due 5/15/26 (b)	4,700,000	5,029,958
Series E
5.00%, due 5/15/36 (b)	2,955,000	3,240,225
Series E
5.00%, due 5/15/37 (b)	1,000,000	1,095,423
Series F
5.00%, due 5/15/37 (b)	2,350,000	2,540,536
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
City of Los Angeles CA, Department of Airports, Revenue Bonds (continued)
Series A
5.00%, due 5/15/40	$ 6,050,000	$ 6,699,873
Series C
5.00%, due 5/15/44 (b)	3,785,000	4,005,241
Series E
5.00%, due 5/15/44 (b)	8,950,000	9,704,502
Series C
5.00%, due 5/15/45 (b)	2,500,000	2,728,055
Series A
5.00%, due 5/15/51 (b)	7,580,000	8,160,030
City of Los Angeles CA, Department of Airports, Revenue Bonds, Senior Lien
Series C
5.00%, due 5/15/45 (b)	17,900,000	19,281,289
City of Los Angeles CA, Wastewater System, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/43	9,050,000	9,987,493
City of Oakland CA, Unlimited General Obligation
Series C-1
5.00%, due 7/15/30	1,410,000	1,637,385
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
Series A
5.00%, due 6/1/28	2,700,000	2,989,792
Series A
5.00%, due 6/1/29	2,915,000	3,224,018
Series A
5.00%, due 6/1/30	4,170,000	4,610,660
Series A
5.00%, due 6/1/32	2,260,000	2,488,674
Series A
5.00%, due 6/1/33	1,225,000	1,346,770
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation
Series F, Insured: BAM
5.00%, due 8/1/46	11,085,000	11,900,254
	Principal Amount	Value

California (continued)
Coast Community College District, Election 2012, Unlimited General Obligation
Series F
(zero coupon), due 8/1/43	$ 10,700,000	$ 4,364,907
Series D
4.50%, due 8/1/39	13,200,000	14,505,873
Compton Unified School District, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 6/1/38	1,250,000	635,157
Series B, Insured: BAM
(zero coupon), due 6/1/39	4,855,000	2,339,847
Series B, Insured: BAM
(zero coupon), due 6/1/40	1,500,000	684,988
Series B, Insured: BAM
(zero coupon), due 6/1/41	1,750,000	756,607
Coronado Community Development Agency Successor Agency, Tax Allocation
Series A
5.00%, due 9/1/24	2,000,000	2,114,628
Corona-Norco Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/49	6,200,000	6,131,306
Cotati-Rohnert Park Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 8/1/42	2,615,000	2,820,271
El Monte Union High School District, Unlimited General Obligation
Series A
5.00%, due 6/1/49	15,490,000	16,799,972
Enterprise Elementary School District, Election 2018, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/49	4,500,000	4,821,706
Fallbrook Union High School District, Election 2016, Unlimited General Obligation
Series C, Insured: BAM
4.00%, due 8/1/46	5,155,000	5,153,690
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation
Series A, Insured: AGM
5.25%, due 8/1/41	$ 2,500,000	$ 2,770,182
Fontana Public Facilities Financing Authority, City of Fontana, Revenue Bonds
Series A, Insured: BAM
5.00%, due 9/1/32	1,320,000	1,393,197
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series B-2, Insured: AGM-CR
3.50%, due 1/15/53	4,265,000	3,615,287
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A-1
5.00%, due 6/1/33	3,000,000	3,412,898
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
Series A, Insured: AGM-CR State Appropriations
5.00%, due 6/1/40	4,610,000	4,957,454
Hartnell Community College District, Unlimited General Obligation
Series B
3.00%, due 8/1/48	6,200,000	5,039,014
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
5.25%, due 8/1/43	4,700,000	5,260,290
Kern Community College District, Election 2016, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/46	4,200,000	3,549,315
Live Oak Elementary School District, Certificate of Participation
Insured: AGM
5.00%, due 8/1/39	2,705,000	2,920,696
Live Oak Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: AGM
5.00%, due 8/1/48	1,500,000	1,635,007
	Principal Amount	Value

California (continued)
Los Angeles County Metropolitan Transportation Authority, Revenue Bonds
Series A
5.00%, due 6/1/29	$ 5,690,000	$ 6,518,432
Los Angeles County Public Works Financing Authority, Green Bond, Revenue Bonds
Series F
4.00%, due 12/1/46	9,880,000	9,847,038
Los Angeles County Public Works Financing Authority, County of Los Angeles, Revenue Bonds
Series E-1
5.00%, due 12/1/49	6,705,000	7,328,420
Los Angeles Unified School District, Unlimited General Obligation
Series C
4.00%, due 7/1/36	3,000,000	3,095,823
Series C
4.00%, due 7/1/37	8,550,000	8,770,890
Los Angeles Unified School District, Election 2008, Unlimited General Obligation
Series B-1
5.25%, due 7/1/42	61,755,000	68,152,596
Martinez Unified School District, Election of 2016, Unlimited General Obligation
Insured: AGM
4.00%, due 8/1/51	2,125,000	2,091,417
Napa Valley Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 8/1/44	4,300,000	4,285,347
North Coast County Water District, Certificate of Participation
Insured: AGM
4.00%, due 10/1/46	1,075,000	1,074,748
Novato Unified School District, Election 2016, Unlimited General Obligation
Series C
2.00%, due 8/1/39	4,145,000	3,054,974
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/27	$ 1,160,000	$ 1,249,814
Insured: AGM
5.00%, due 8/1/28	1,755,000	1,889,177
Insured: AGM
5.00%, due 8/1/29	2,535,000	2,724,712
Orange County Transportation Authority, 405 Improvement Project, Revenue Bonds
4.00%, due 10/15/24	5,600,000	5,806,562
Orange County Water District, Certificate of Participation
Series A
4.00%, due 2/15/25	7,500,000	7,816,894
Paramount Unified School District, Election 2006, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/43	23,300,000	5,900,879
Peninsula Corridor Joint Powers Board, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/47	3,750,000	4,224,298
Series A
5.00%, due 6/1/51	3,250,000	3,649,664
Pomona Unified School District, Election 2008, Unlimited General Obligation
Series H, Insured: BAM
4.00%, due 8/1/36	1,165,000	1,206,250
Richmond Joint Powers Financing Authority, Civic Center Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 11/1/37	3,160,000	3,491,837
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation
Series B, Insured: BAM
5.00%, due 10/1/30	2,345,000	2,521,439
	Principal Amount	Value

California (continued)
Riverside County Transportation Commission, Revenue Bonds, Senior Lien
Series B-1, Insured: BAM
3.00%, due 6/1/49	$ 11,760,000	$ 8,942,436
Series B-1
4.00%, due 6/1/38	3,500,000	3,468,924
Series B-1
4.00%, due 6/1/39	1,960,000	1,936,020
Series B-1
4.00%, due 6/1/40	1,790,000	1,762,052
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	17,950,000	18,360,811
Riverside Unified School District, Election 2016, Unlimited General Obligation
Series B
4.00%, due 8/1/42	4,250,000	4,279,425
Sacramento County Water Financing Authority, Sacramento County Water Agency, Revenue Bonds
Series A
4.00%, due 11/1/25	18,100,000	18,952,077
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/30	1,000,000	1,035,357
San Bernardino Community College District, Election 2018, Unlimited General Obligation
Series A
3.00%, due 8/1/41	6,700,000	6,835,011
San Diego Association of Governments South Bay Expressway, South Bay Expressway, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/30	2,225,000	2,441,359
Series A
5.00%, due 7/1/32	1,800,000	1,968,219
Series A
5.00%, due 7/1/38	1,150,000	1,250,245
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Diego County Regional Airport Authority, Revenue Bonds
Series A
4.00%, due 7/1/38	$ 1,750,000	$ 1,762,338
Series B, Insured: AGM-CR
4.00%, due 7/1/51 (b)	3,000,000	2,893,230
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds
Series A
5.00%, due 10/15/44	2,500,000	2,656,930
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series (b)
Series E
5.00%, due 5/1/35	7,350,000	7,935,709
Series E
5.00%, due 5/1/37	6,635,000	7,149,222
Series E
5.00%, due 5/1/45	3,000,000	3,190,335
Series A
5.00%, due 5/1/47	8,000,000	8,369,713
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds
Series A
5.00%, due 5/1/49 (b)	40,205,000	42,593,237
San Francisco City & County Airport Commission, International Airport, Revenue Bonds, Second Series
Series D
5.25%, due 5/1/48 (b)	8,650,000	9,250,832
San Marcos Schools Financing Authority, San Marcos Unified School District, Revenue Bonds
Insured: AGM
5.00%, due 8/15/34	1,000,000	1,090,394
Insured: AGM
5.00%, due 8/15/35	1,000,000	1,089,377
Insured: AGM
5.00%, due 8/15/36	1,100,000	1,197,756
Santa Clara Valley Water District, Revenue Bonds
Series A
5.00%, due 6/1/49	2,615,000	2,815,871
	Principal Amount	Value

California (continued)
Santa Monica Community College District, Election 2016, Unlimited General Obligation
Series A
4.00%, due 8/1/47	$ 7,630,000	$ 7,568,793
Selma Unified School District, Election 2006, Unlimited General Obligation
Series D, Insured: AGM
(zero coupon), due 8/1/39	730,000	345,840
Series D, Insured: AGM
(zero coupon), due 8/1/41	730,000	314,997
Sierra Joint Community College District, Election 2018, Unlimited General Obligation
Series A
4.00%, due 8/1/53	3,000,000	2,962,840
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/39	1,000,000	1,096,029
Series A
5.00%, due 8/1/40	1,195,000	1,309,754
Solano County Community College District, Election 2012, Unlimited General Obligation
Series C
5.25%, due 8/1/42	14,860,000	16,810,338
Southern California Public Power Authority, Revenue Bonds
5.00%, due 4/1/24	1,700,000	1,775,146
Southern California Water Replenishment District, Revenue Bonds
5.00%, due 8/1/38	1,750,000	1,942,028
State of California, Various Purposes, Unlimited General Obligation
3.00%, due 11/1/35	6,950,000	6,354,974
4.00%, due 3/1/37	18,175,000	18,602,990
4.00%, due 3/1/38	7,100,000	7,255,156
4.00%, due 3/1/46	18,075,000	18,157,149
5.25%, due 10/1/39	4,885,000	5,306,930
State of California, Unlimited General Obligation
4.00%, due 3/1/36	14,460,000	14,921,171
State of California, Various Purpose, Unlimited General Obligation
4.00%, due 10/1/41	6,075,000	6,173,329
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
State of California, Various Purpose, Unlimited General Obligation (continued)
5.00%, due 4/1/30	$ 5,000,000	$ 5,737,056
5.00%, due 4/1/31	7,000,000	8,121,988
5.00%, due 4/1/35	19,100,000	22,167,047
Tahoe-Truckee Unified School District, Election 2014, Unlimited General Obligation
Series B
5.00%, due 8/1/41	2,200,000	2,375,428
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation
Series D
3.00%, due 8/1/44	1,500,000	1,285,811
Turlock Irrigation District, Revenue Bonds
5.00%, due 1/1/44	3,500,000	3,888,971
Twin Rivers Unified School District, Election 2006, Unlimited General Obligation
Series 2008, Insured: AGM
(zero coupon), due 8/1/32	4,620,000	3,201,618
University of California, Revenue Bonds
Series BE
4.00%, due 5/15/50	4,750,000	4,690,143
Series AV
5.00%, due 5/15/42	1,725,000	1,883,437
Series AZ
5.00%, due 5/15/43	6,810,000	7,502,976
Series AZ
5.25%, due 5/15/58	5,155,000	5,709,678
Val Verde Unified School District, Election 2012, Unlimited General Obligation
Series F, Insured: AGM
3.00%, due 8/1/47	3,695,000	2,984,401
West Contra Costa Unified School District, Unlimited General Obligation
Series A-1, Insured: AGM
3.00%, due 8/1/51	4,640,000	3,713,628
	Principal Amount	Value

California (continued)
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/48	$ 13,900,000	$ 2,422,470
Winters Joint Unified School District, Election 2016, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 8/1/46	1,400,000	1,525,217
		988,896,660
Colorado 1.9%
Adams 12 Five Star Schools, Unlimited General Obligation
Series B, Insured: State Aid Withholding
5.00%, due 12/15/30	7,600,000	8,386,698
Adams State University, Revenue Bonds
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/37	750,000	775,046
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/39	1,085,000	1,114,454
Series A, Insured: State Higher Education Intercept Program
4.00%, due 5/15/42	1,500,000	1,524,657
City & County of Denver CO, Airport System, Revenue Bonds (b)
Series A
5.00%, due 12/1/25	4,620,000	4,912,833
Series A
5.25%, due 12/1/48	9,000,000	9,581,668
City & County of Denver CO, Convention Center Expansion Project, Certificate of Participation
Series A
5.375%, due 6/1/43	2,375,000	2,588,443
Colorado Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series A
3.00%, due 11/15/51	17,425,000	13,684,237
Series A
4.00%, due 11/15/46	12,195,000	11,930,918
Series A
4.00%, due 11/15/50	21,825,000	21,082,599
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, CommonSpirit Health Obligated Group, Revenue Bonds
Series A-2
4.00%, due 8/1/49	$ 21,890,000	$ 20,748,741
Colorado Housing and Finance Authority, Revenue Bonds
Series C, Class I, Insured: GNMA
4.25%, due 11/1/48	3,390,000	3,471,681
Denver City & County School District No. 1, Unlimited General Obligation
Series A, Insured: State Aid Withholding
5.00%, due 12/1/36	17,000,000	19,820,067
Series A, Insured: State Aid Withholding
5.00%, due 12/1/45	6,785,000	7,765,118
Denver Convention Center Hotel Authority, Revenue Bonds, Senior Lien
5.00%, due 12/1/36	1,000,000	1,042,140
Eagle County School District No. Re50J, Certificate of Participation
Insured: AGM
4.00%, due 12/1/51	6,555,000	6,643,863
Regional Transportation District, Certificate of Participation
Series A
4.50%, due 6/1/44	9,075,000	9,220,821
South Suburban Park & Recreation District, Unlimited General Obligation
4.00%, due 12/15/38	1,140,000	1,202,320
Vista Ridge Metropolitan District, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 12/1/31	1,250,000	1,352,109
		146,848,413
Connecticut 1.9%
City of Bridgeport CT, Unlimited General Obligation
Series D, Insured: AGM
5.00%, due 8/15/33	2,590,000	2,817,634
Series D, Insured: AGM
5.00%, due 8/15/34	2,590,000	2,813,271
	Principal Amount	Value

Connecticut (continued)
City of Bridgeport CT, Unlimited General Obligation (continued)
Series D, Insured: AGM
5.00%, due 8/15/35	$ 2,840,000	$ 3,082,434
Series D, Insured: AGM
5.00%, due 8/15/36	2,840,000	3,077,664
City of Hartford CT, Unlimited General Obligation
Series A, Insured: State Guaranteed
5.00%, due 4/1/28	2,500,000	2,506,554
Series A, Insured: State Guaranteed
5.00%, due 4/1/29	895,000	897,292
Series A, Insured: AGM State Guaranteed
5.00%, due 4/1/32	195,000	195,498
Series C, Insured: AGM State Guaranteed
5.00%, due 7/15/32	6,670,000	7,118,510
Series C, Insured: AGM State Guaranteed
5.00%, due 7/15/34	2,500,000	2,665,735
City of New Haven CT, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/15/29	1,450,000	1,564,062
Connecticut Housing Finance Authority, Revenue Bonds
Series C-1
4.00%, due 11/15/45	2,855,000	2,909,335
Series B-1
4.00%, due 5/15/49	2,170,000	2,216,862
State of Connecticut, Unlimited General Obligation
Series A
3.00%, due 1/15/37	4,920,000	4,432,675
Series A
4.00%, due 4/15/37	2,670,000	2,766,571
Series A
5.00%, due 3/1/28	1,990,000	2,076,625
Series F
5.00%, due 9/15/28	11,510,000	12,957,856
Series B, Insured: AGM-CR
5.00%, due 6/15/31	3,550,000	3,783,171
Series C
5.00%, due 6/15/33	1,775,000	1,966,919
Series E, Insured: BAM
5.00%, due 9/15/33	4,000,000	4,503,888
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut, Unlimited General Obligation (continued)
Series C
5.00%, due 6/15/34	$ 1,375,000	$ 1,521,965
Series A
5.00%, due 4/15/35	5,250,000	5,713,591
Series E, Insured: BAM
5.00%, due 9/15/35	2,075,000	2,328,846
Series A
5.00%, due 4/15/36	1,800,000	2,003,817
Series E, Insured: BAM
5.00%, due 9/15/37	2,000,000	2,241,163
Series A
5.00%, due 4/15/39	1,250,000	1,385,897
Series A
5.00%, due 1/15/40	750,000	832,098
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds
Series A
3.125%, due 5/1/40	3,750,000	3,321,639
Series A
5.00%, due 9/1/30	4,250,000	4,463,997
Series A
5.00%, due 9/1/30	1,830,000	1,985,235
Series A
5.00%, due 1/1/31	4,250,000	4,696,545
Series A, Insured: BAM
5.00%, due 9/1/31	12,870,000	14,082,384
Series A
5.00%, due 9/1/33	11,700,000	12,643,000
Series A
5.00%, due 9/1/34	3,250,000	3,405,395
Series A
5.00%, due 1/1/36	3,575,000	3,917,865
State of Connecticut, Special Tax, Special Tax
Series A, Insured: BAM
4.00%, due 5/1/39	9,850,000	10,218,625
University of Connecticut, Revenue Bonds
Series A
5.00%, due 11/1/33	2,000,000	2,216,226
Series A
5.00%, due 11/1/35	3,490,000	3,854,804
		145,185,648
	Principal Amount	Value

Delaware 0.6%
Delaware State Health Facilities Authority, Christiana Health Care System Obligated Group, Revenue Bonds
Series A
5.00%, due 10/1/34	$ 5,560,000	$ 6,291,831
Series A
5.00%, due 10/1/35	7,185,000	8,121,606
Series A
5.00%, due 10/1/37	8,135,000	9,179,463
Series A
5.00%, due 10/1/38	4,250,000	4,788,223
Series A
5.00%, due 10/1/45	17,075,000	19,013,245
		47,394,368
District of Columbia 1.2%
District of Columbia, Bryant Street Project, Tax Allocation
4.00%, due 6/1/39	2,120,000	2,193,957
4.00%, due 6/1/43	2,035,000	2,089,838
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Series A
5.00%, due 6/1/42	4,750,000	4,833,876
District of Columbia Water & Sewer Authority, Revenue Bonds, Sub. Lien
Series A
5.00%, due 10/1/44	10,780,000	12,124,362
Metropolitan Washington Airports Authority, Airport System, Revenue Bonds (b)
Series A
4.00%, due 10/1/36	2,350,000	2,376,748
Series A
5.00%, due 10/1/33	2,925,000	3,209,887
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Second Lien
Series C, Insured: AGC
6.50%, due 10/1/41	7,100,000	8,248,762
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority Aviation, Revenue Bonds (b)
Series A
4.00%, due 10/1/41	$ 2,700,000	$ 2,676,888
Series A
5.00%, due 10/1/35	3,645,000	4,023,743
Series B
5.00%, due 10/1/35	19,410,000	20,240,725
Metropolitan Washington Airports Authority Dulles Toll Road, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Sub. Lien
Series B
4.00%, due 10/1/39	1,000,000	1,015,364
Series B
5.00%, due 10/1/33	1,500,000	1,654,509
Metropolitan Washington Airports Authority Dulles Toll Road, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Senior Lien
Series B
6.50%, due 10/1/44	6,340,000	7,514,332
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 10/1/52	7,050,000	6,951,884
Washington Metropolitan Area Transit Authority, Green bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 7/15/36	5,425,000	5,022,349
Series A
3.00%, due 7/15/40	8,550,000	7,511,054
		91,688,278
Florida 5.6%
Central Florida Expressway Authority, Revenue Bonds, Senior Lien
Insured: AGM
4.00%, due 7/1/37	1,000,000	1,034,036
City of Fort Myers FL, Revenue Bonds
Series B, Insured: AGM
5.00%, due 10/1/26	4,525,000	4,975,971
	Principal Amount	Value

Florida (continued)
City of Gainesville FL, Revenue Bonds
Series A
5.00%, due 10/1/44	$ 6,025,000	$ 6,667,062
Series A
5.00%, due 10/1/47	5,280,000	5,814,384
City of Miami Beach FL, Beach Parking, Revenue Bonds
Insured: BAM
5.00%, due 9/1/40	2,500,000	2,658,526
City of Miami FL, Parking System, Revenue Bonds
Insured: BAM
4.00%, due 10/1/33	1,520,000	1,594,042
Insured: BAM
4.00%, due 10/1/36	2,845,000	2,969,211
Insured: BAM
4.00%, due 10/1/37	2,535,000	2,626,973
Insured: BAM
4.00%, due 10/1/38	1,675,000	1,730,808
Insured: BAM
4.00%, due 10/1/39	2,520,000	2,599,883
City of Orlando FL, Tourist Development Tax, Revenue Bonds, Third Lien
Series C, Insured: AGC
5.50%, due 11/1/38	1,600,000	1,603,880
City of South Miami FL, Miami Health Facilities Authority, Inc., Revenue Bonds
5.00%, due 8/15/42	18,050,000	19,354,250
City of Tampa FL, Revenue Bonds
Series C, Insured: BAM
3.00%, due 10/1/36	4,690,000	4,387,076
County of Broward FL, Tourist Development Tax, Revenue Bonds
4.00%, due 9/1/41	12,250,000	12,369,377
4.00%, due 9/1/47	6,470,000	6,428,176
4.00%, due 9/1/51	9,150,000	9,020,618
County of Broward FL, Airport System, Revenue Bonds
Series A
5.00%, due 10/1/49 (b)	3,500,000	3,711,533
County of Broward FL, Convention Center Hotel, Revenue Bonds
5.50%, due 1/1/55	25,000,000	28,516,792
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Lee FL, Airport, Revenue Bonds (b)
Series A
5.00%, due 10/1/29	$ 5,950,000	$ 6,530,964
Series A
5.00%, due 10/1/30	6,000,000	6,606,322
Series A
5.00%, due 10/1/32	2,200,000	2,416,788
Series B
5.00%, due 10/1/34	5,380,000	5,888,782
Series B
5.00%, due 10/1/35	5,685,000	6,214,204
Series B
5.00%, due 10/1/39	6,440,000	6,998,577
County of Miami-Dade, Seaport Department, Revenue Bonds
Series B-1
4.00%, due 10/1/46 (b)	5,635,000	5,530,227
County of Miami-Dade FL, Water & Sewer System, Revenue Bonds
3.00%, due 10/1/36	2,100,000	1,906,115
4.00%, due 10/1/44	2,750,000	2,782,245
Series A
4.00%, due 10/1/44	8,550,000	8,708,260
Series B
5.00%, due 10/1/31	9,050,000	9,666,924
Series B
5.00%, due 10/1/44	18,175,000	20,200,000
County of Miami-Dade FL, Aviation, Revenue Bonds
Series A
4.00%, due 10/1/39	675,000	676,891
Series A
4.00%, due 10/1/40	1,750,000	1,752,039
County of Miami-Dade FL, Unlimited General Obligation
Series A
4.00%, due 7/1/45	9,500,000	9,703,620
County of Miami-Dade FL, Revenue Bonds
Series B
5.00%, due 4/1/27	3,760,000	4,142,244
County of Miami-Dade FL, Seaport Department, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 10/1/45 (b)	14,115,000	13,752,264
	Principal Amount	Value

Florida (continued)
County of Miami-Dade FL, Transit System, Revenue Bonds
Series A
4.00%, due 7/1/48	$ 7,155,000	$ 7,210,405
Series A
4.00%, due 7/1/50	10,085,000	10,041,043
County of Orange FL, Water Utility System, Revenue Bonds
5.00%, due 10/1/40	2,325,000	2,619,876
County of Seminole FL, Water & Sewer, Revenue Bonds
Series A
4.00%, due 10/1/28	5,035,000	5,249,113
Florida Governmental Utility Authority, Revenue Bonds
Insured: AGM
4.00%, due 10/1/37	1,375,000	1,424,887
Insured: AGM
4.00%, due 10/1/39	1,400,000	1,446,228
Florida Keys Aqueduct Authority, Revenue Bonds
Series A
5.00%, due 9/1/49	5,250,000	5,541,945
Greater Orlando Aviation Authority, Revenue Bonds (b)
Series A
5.00%, due 10/1/29	3,750,000	4,154,874
Series A
5.00%, due 10/1/33	4,500,000	4,908,124
Series A
5.00%, due 10/1/34	4,500,000	4,901,837
Hillsborough County Aviation Authority, Tampa International Airport, Revenue Bonds
Series A
5.00%, due 10/1/25 (b)	2,500,000	2,657,868
Series B
5.00%, due 10/1/26	1,625,000	1,772,778
Series A
5.00%, due 10/1/27 (b)	2,500,000	2,719,335
Series B
5.00%, due 10/1/27	2,505,000	2,771,954
Series A
5.00%, due 10/1/29 (b)	2,250,000	2,492,924
JEA Electric System, Revenue Bonds
Series B
4.00%, due 10/1/36	3,750,000	3,856,576
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Miami-Dade County Health Facilities Authority, Nicklaus Children's Hospital, Revenue Bonds
Series A
4.00%, due 8/1/42	$ 615,000	$ 616,768
Series A
4.00%, due 8/1/46	5,460,000	5,391,778
Series A
4.00%, due 8/1/51	21,340,000	20,824,797
North Sumter County Utility Dependent District, Sumter Water Conservation Authority Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/46	8,950,000	10,093,797
Insured: AGM
5.00%, due 10/1/52	9,700,000	10,899,084
Okaloosa County School Board, Certificate of Participation
Series A
5.00%, due 10/1/25	1,000,000	1,078,636
Series A
5.00%, due 10/1/28	2,250,000	2,530,336
Series A
5.00%, due 10/1/30	2,050,000	2,351,662
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Inc., Revenue Bonds
5.00%, due 8/1/31	1,500,000	1,595,525
Polk County School District, Revenue Bonds
5.00%, due 10/1/27	3,750,000	4,179,483
Putnam County Development Authority, Seminole Electric Cooperative, Inc., Revenue Bonds
Series A
5.00%, due 3/15/42	4,250,000	4,634,748
South Broward Hospital District, Revenue Bonds
Insured: BAM
3.00%, due 5/1/51	25,990,000	20,861,045
State of Florida Department of Transportation, Revenue Bonds
3.00%, due 7/1/32	6,800,000	6,543,990
3.00%, due 7/1/33	7,010,000	6,702,944
	Principal Amount	Value

Florida (continued)
State of Florida Department of Transportation Turnpike System, Revenue Bonds
Series C
3.00%, due 7/1/35	$ 7,935,000	$ 7,371,210
Village Community Development District No. 8, Special Assessment
Insured: AGM
3.50%, due 5/1/40	5,250,000	5,158,239
West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area, Tax Allocation
5.00%, due 3/1/34	8,950,000	10,045,310
5.00%, due 3/1/35	9,520,000	10,672,667
Wildwood Utility Dependent District, South Sumter Utility Project, Revenue Bonds, Senior Lien
Insured: BAM
5.00%, due 10/1/52	4,000,000	4,360,108
		431,220,958
Georgia 3.9%
Atlanta Development Authority (The), New Downtown Atlanta Stadium Project, Revenue Bonds
Series A-1
5.00%, due 7/1/33	1,000,000	1,058,012
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series A
4.00%, due 7/1/44	7,065,000	7,107,164
Series A
4.00%, due 7/1/49	8,600,000	8,589,231
Series A
5.00%, due 7/1/32	1,550,000	1,732,543
Series A
5.00%, due 7/1/33	2,130,000	2,372,211
Series A
5.00%, due 7/1/35	1,900,000	2,103,256
Series A
5.00%, due 7/1/36	2,600,000	2,870,097
Series A
5.00%, due 7/1/37	2,550,000	2,810,547
Series A
5.00%, due 7/1/38	2,250,000	2,476,171
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds (continued)
Series A
5.00%, due 7/1/39	$ 1,300,000	$ 1,428,552
City of Dalton (The) GA, Georgia Combined Utilities, Revenue Bonds
5.00%, due 3/1/30	2,055,000	2,274,763
Cobb County Kennestone Hospital Authority, WellStar Health System, Revenue Bonds
Series A
4.00%, due 4/1/52	24,160,000	23,220,717
Coweta County Development Authority, Piedmont Healthcare, Inc., Revenue Bonds
Series A
5.00%, due 7/1/44	4,250,000	4,655,323
Gainesville & Hall County Hospital Authority, Northeast Health System, Inc. Project, Revenue Bonds
Series A, Insured: County Guaranteed
5.25%, due 8/15/49	4,405,000	4,738,332
Georgia Ports Authority, Revenue Bonds
4.00%, due 7/1/43	3,750,000	3,776,924
4.00%, due 7/1/46	8,500,000	8,368,368
4.00%, due 7/1/51	13,500,000	13,264,464
Main Street Natural Gas, Inc., Revenue Bonds
Series C
4.00%, due 5/1/52 (a)	51,980,000	52,972,792
Series A
5.00%, due 5/15/35	2,750,000	3,016,245
Series A
5.00%, due 5/15/36	3,200,000	3,518,292
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
4.00%, due 1/1/41	2,545,000	2,527,032
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 1/1/51	9,590,000	9,236,213
	Principal Amount	Value

Georgia (continued)
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds (continued)
Series A
5.00%, due 1/1/37	$ 1,000,000	$ 1,087,592
Series A
5.00%, due 1/1/38	1,340,000	1,455,451
Series A, Insured: BAM
5.00%, due 1/1/49	49,645,000	53,888,560
Series A, Insured: BAM
5.00%, due 1/1/56	5,200,000	5,637,644
Series A
5.00%, due 1/1/59	8,950,000	9,524,396
Series B
5.00%, due 1/1/59	7,100,000	7,456,199
Series A
5.50%, due 7/1/60	7,250,000	7,709,003
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A
5.00%, due 1/1/35	4,250,000	4,463,443
Series A
5.00%, due 1/1/45	3,300,000	3,609,430
Series A
5.00%, due 1/1/50	3,500,000	3,805,776
Paulding County Hospital Authority, WellStar Health System, Inc., Revenue Bonds
5.00%, due 4/1/42	10,900,000	11,931,951
5.00%, due 4/1/43	7,010,000	7,659,434
Private Colleges & Universities Authority, Savannah College of Art & Design, Revenue Bonds
4.00%, due 4/1/38	1,400,000	1,436,353
4.00%, due 4/1/39	2,250,000	2,304,202
4.00%, due 4/1/41	1,900,000	1,939,413
4.00%, due 4/1/44	5,400,000	5,475,544
Private Colleges & Universities Authority, Emory University, Revenue Bonds
Series B
5.00%, due 9/1/25	2,750,000	2,963,295
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Private Colleges & Universities Authority, Emory University, Green Bond, Revenue Bonds
Series B
5.00%, due 9/1/48	$ 4,400,000	$ 4,874,780
		301,339,715
Guam 0.3%
Antonio B Won Pat International Airport Authority, Revenue Bonds (b)
Series C, Insured: AGM
6.125%, due 10/1/43	3,575,000	3,760,342
Series C, Insured: AGM
6.125%, due 10/1/43	925,000	968,740
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 7/1/40	1,730,000	1,852,903
5.00%, due 1/1/46	4,500,000	4,758,828
Series A
5.00%, due 1/1/50	1,660,000	1,795,454
5.25%, due 7/1/33	1,000,000	1,034,185
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/30	4,860,000	4,928,342
Series A, Insured: AGM
5.00%, due 10/1/44	655,000	683,014
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/27	2,265,000	2,440,947
Series A
5.00%, due 12/1/34	2,290,000	2,439,214
		24,661,969
Hawaii 0.3%
City & County of Honolulu HI, Unlimited General Obligation
Series B
5.00%, due 7/1/29	4,250,000	4,865,000
State of Hawaii, Unlimited General Obligation
Series FT
5.00%, due 1/1/30	4,000,000	4,467,185
	Principal Amount	Value

Hawaii (continued)
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds
3.50%, due 10/1/49	$ 6,200,000	$ 5,669,787
State of Hawaii State Highway Fund, Revenue Bonds
Series A
5.00%, due 1/1/38	2,765,000	3,072,616
Series A
5.00%, due 1/1/39	2,900,000	3,218,123
Series A
5.00%, due 1/1/40	2,140,000	2,371,629
		23,664,340
Idaho 0.3%
Idaho Housing & Finance Association, Federal Highway Trust Fund, Revenue Bonds
Series A
5.00%, due 7/15/36	15,270,000	17,237,935
Series A
5.00%, due 7/15/37	8,750,000	9,868,741
		27,106,676
Illinois 9.2%
Champaign & Piatt Counties Community Unit, School District No. 3, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 10/1/24	1,175,000	1,238,874
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/26	17,995,000	15,308,814
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/27	7,300,000	8,011,820
Chicago Board of Education, Revenue Bonds
6.00%, due 4/1/46	17,560,000	19,114,935
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 1/1/37	13,500,000	13,848,382
Series A, Insured: BAM
4.00%, due 1/1/37	10,690,000	10,965,867
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien (continued)
Series B, Insured: AGM
4.00%, due 1/1/53	$ 8,950,000	$ 8,840,237
Series C
5.00%, due 1/1/35	5,250,000	5,579,400
Series D
5.00%, due 1/1/47 (b)	4,500,000	4,685,369
Chicago O'Hare International Airport, Revenue Bonds
Series A
5.00%, due 1/1/32 (b)	13,550,000	14,063,374
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
Series A
5.00%, due 1/1/30	2,915,000	2,922,195
Series B
5.00%, due 1/1/31 (b)	2,000,000	2,004,461
Chicago Park District, Limited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/31	1,955,000	1,986,009
Series C, Insured: BAM
4.00%, due 1/1/38	2,550,000	2,574,119
Series A
5.00%, due 1/1/28	1,000,000	1,066,309
Series A
5.00%, due 1/1/29	750,000	798,078
Series A
5.00%, due 1/1/31	1,000,000	1,060,287
Series A
5.00%, due 1/1/35	2,000,000	2,112,720
Chicago Park District, Unlimited General Obligation
Series F-2
4.00%, due 1/1/38	1,150,000	1,154,809
Series F-2
5.00%, due 1/1/37	2,050,000	2,253,417
Chicago Park District, Personal Property Replacement Tax, Unlimited General Obligation
Series D, Insured: BAM
4.00%, due 1/1/34	3,805,000	3,862,628
	Principal Amount	Value

Illinois (continued)
Chicago Park District, Limited Tax, Limited General Obligation
Series B, Insured: BAM
5.00%, due 1/1/29	$ 2,500,000	$ 2,604,584
Series A
5.50%, due 1/1/33	2,000,000	2,104,875
Series A
5.75%, due 1/1/38	3,500,000	3,697,713
Chicago Park District, Special Recreation Activity Alternate Revenue Source, Unlimited General Obligation
Insured: BAM
5.00%, due 11/15/30	1,435,000	1,596,234
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds, Second Lien
Series A, Insured: BAM
4.00%, due 12/1/50	35,000,000	34,846,854
Series A, Insured: BAM
5.00%, due 12/1/46	42,500,000	46,449,415
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds
5.25%, due 12/1/49	9,000,000	9,434,905
City of Chicago Heights IL, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 12/1/34	2,115,000	2,347,982
City of Chicago IL, Unlimited General Obligation
Series A
4.00%, due 1/1/35	2,300,000	2,180,734
Series A
4.00%, due 1/1/36	4,000,000	3,773,025
Series B
4.00%, due 1/1/37	5,000,000	4,691,232
Series A
5.00%, due 1/1/30	1,385,000	1,489,575
Series A
5.00%, due 1/1/33	1,500,000	1,604,277
Series A
5.00%, due 1/1/34	11,080,000	11,814,385
Series A
5.50%, due 1/1/49	8,950,000	9,621,997
Series A
6.00%, due 1/1/38	38,550,000	42,213,962
Series A, Insured: BAM
6.00%, due 1/1/38	5,250,000	5,786,578
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	$ 1,250,000	$ 1,256,689
Series 2, Insured: AGM
5.00%, due 11/1/28	2,000,000	2,250,116
Series 2, Insured: AGM
5.00%, due 11/1/30	2,500,000	2,780,111
Series 2, Insured: AGM
5.00%, due 11/1/32	4,250,000	4,705,640
Series 2, Insured: AGM
5.00%, due 11/1/33	9,050,000	10,010,554
Series 2, Insured: AGM
5.00%, due 11/1/38	3,000,000	3,320,022
Insured: AGM
5.25%, due 11/1/33	4,250,000	4,754,701
Insured: AGM
5.25%, due 11/1/34	1,860,000	2,078,878
Insured: AGM
5.25%, due 11/1/35	2,525,000	2,830,300
City of Chicago IL, Waterworks, Project, Revenue Bonds, Second Lien
5.00%, due 11/1/27	1,655,000	1,739,987
5.00%, due 11/1/29	1,700,000	1,781,439
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/28	1,000,000	1,031,745
Series B, Insured: AGM-CR
5.00%, due 1/1/30	6,735,000	7,403,531
5.00%, due 1/1/33	2,000,000	2,060,535
Series B
5.00%, due 1/1/33	2,240,000	2,417,499
5.00%, due 1/1/39	7,520,000	7,722,996
5.00%, due 1/1/44	11,840,000	12,165,413
Series A, Insured: AGM
5.25%, due 1/1/42	3,500,000	3,851,643
City of Chicago IL, Motor Fuel Tax, Revenue Bonds
Insured: AGM
5.00%, due 1/1/33	3,975,000	4,151,229
Cook County Community College District No. 508, Unlimited General Obligation
Insured: BAM
5.50%, due 12/1/38	4,250,000	4,448,951
	Principal Amount	Value

Illinois (continued)
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM
5.00%, due 12/1/30	$ 2,870,000	$ 3,041,446
Series C, Insured: BAM
5.00%, due 12/1/31	2,360,000	2,499,768
County of Will IL, Unlimited General Obligation
5.00%, due 11/15/45	16,100,000	17,447,314
Hoffman Estates Park District, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 12/1/30	2,750,000	3,072,543
Illinois Finance Authority, Carle Foundation Obligated Group (The), Revenue Bonds
Series A
4.00%, due 8/15/39	6,500,000	6,403,827
Illinois Finance Authority, University of Chicago (The), Revenue Bonds
Series A
5.00%, due 10/1/25	2,750,000	2,969,053
Illinois Sports Facilities Authority (The), Revenue Bonds
Insured: AGM
5.25%, due 6/15/31	4,250,000	4,404,246
Illinois State Toll Highway Authority, Revenue Bonds
Series A
5.00%, due 1/1/44	10,000,000	10,993,605
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 6/15/36	52,950,000	28,311,783
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Series B-1, Insured: AGM
(zero coupon), due 6/15/44	9,250,000	3,351,768
Metropolitan Water Reclamation District of Greater Chicago, Limited General Obligation
Series C
5.00%, due 12/1/30	2,750,000	3,164,315
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Metropolitan Water Reclamation District of Greater Chicago, Limited General Obligation (continued)
Series C
5.00%, due 12/1/32	$ 3,000,000	$ 3,446,996
Railsplitter Tobacco Settlement Authority, Revenue Bonds
5.00%, due 6/1/27	4,250,000	4,544,775
Rock Island County Public Building Commission, County of Rock Island, Revenue Bonds
Insured: AGM
5.00%, due 12/1/36	2,395,000	2,614,165
Sales Tax Securitization Corp., Revenue Bonds
Series A
4.00%, due 1/1/48	14,250,000	14,051,764
Series C
5.00%, due 1/1/33	2,000,000	2,186,070
Series A
5.00%, due 1/1/40	6,415,000	6,931,286
Series C
5.00%, due 1/1/43	11,400,000	12,291,406
Series C
5.25%, due 1/1/35	8,000,000	8,840,003
Series C
5.25%, due 1/1/43	17,900,000	19,561,986
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series A, Insured: BAM
5.00%, due 1/1/37	1,650,000	1,830,097
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 6/1/28	1,005,000	1,114,632
Series C, Insured: AGM
5.00%, due 6/1/34	1,000,000	1,129,593
Series C, Insured: AGM
5.00%, due 6/1/38	1,635,000	1,837,347
Series C, Insured: AGM
5.00%, due 6/1/39	1,000,000	1,121,909
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series 2015B, Insured: BAM
5.00%, due 4/1/26	1,175,000	1,248,010
	Principal Amount	Value

Illinois (continued)
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds (continued)
Series B, Insured: BAM
5.00%, due 4/1/29	$ 1,620,000	$ 1,710,423
Series B, Insured: BAM
5.00%, due 4/1/30	1,000,000	1,052,959
State of Illinois, Sales Tax, Revenue Bonds
Series C
4.00%, due 6/15/27	2,000,000	2,035,001
State of Illinois, Sales Tax, Revenue Bonds, Junior Lien
Series C
5.00%, due 6/15/30	3,250,000	3,542,217
State of Illinois, Unlimited General Obligation
Series C
4.00%, due 10/1/40	4,500,000	4,244,347
Insured: BAM
4.00%, due 6/1/41	9,050,000	8,966,273
Series D
5.00%, due 11/1/26	7,775,000	8,336,331
5.00%, due 2/1/27	4,230,000	4,545,131
5.00%, due 1/1/28	5,405,000	5,726,859
5.00%, due 2/1/28	9,025,000	9,649,986
Series D
5.00%, due 11/1/28	6,580,000	7,069,457
5.25%, due 2/1/32	9,050,000	9,300,395
5.50%, due 5/1/39	13,475,000	14,669,434
5.75%, due 5/1/45	4,500,000	4,937,720
Series A
6.00%, due 5/1/27	8,690,000	9,753,728
United City of Yorkville IL, Special Tax
Insured: AGM
5.00%, due 3/1/32	3,267,000	3,448,903
University of Illinois, University of Illinois Auxiliary Facilities System, Revenue Bonds
Series A, Insured: BAM
3.00%, due 4/1/35	2,995,000	2,805,435
Village of Bellwood IL, Unlimited General Obligation
Insured: AGM
5.00%, due 12/1/29	1,500,000	1,621,487
Village of Oswego IL, Unlimited General Obligation
5.00%, due 12/15/33	6,745,000	7,277,123
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Village of Rosemont IL, Corporate Purpose, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/40	$ 7,190,000	$ 7,796,516
Village of Schaumburg IL, Unlimited General Obligation
Series A
4.00%, due 12/1/41	33,800,000	34,197,562
Western Illinois Economic Development Authority, City of Quincy, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/34	1,500,000	1,555,132
		715,124,536
Indiana 0.6%
Indiana Finance Authority, Marion County Capital Improvement Board, Revenue Bonds
Series A
5.00%, due 2/1/29	6,350,000	7,162,851
Indiana University, Revenue Bonds
Series A
4.00%, due 6/1/32	2,095,000	2,241,641
Series A
4.00%, due 6/1/33	1,885,000	2,012,667
Series A
4.00%, due 6/1/38	2,515,000	2,632,417
Series A
4.00%, due 6/1/39	2,595,000	2,702,233
Indianapolis Local Public Improvement Bond Bank, Public Improvement, Revenue Bonds
Series A, Insured: AGM
4.00%, due 6/1/37	19,980,000	20,939,705
Series A, Insured: AGM
4.00%, due 6/1/38	4,250,000	4,445,751
Vanderburgh County Redevelopment District, Tax Allocation
Insured: AGM
5.00%, due 2/1/31	1,460,000	1,576,583
		43,713,848
	Principal Amount	Value

Iowa 1.5%
City of Coralville IA, Certificate of Participation
Series E
4.00%, due 6/1/22	$ 1,405,000	$ 1,406,246
Series E
4.00%, due 6/1/23	1,320,000	1,323,948
Iowa Finance Authority, Renewable Natural Gas Project, Green Bond, Revenue Bonds
1.50%, due 1/1/42 (a)(b)	3,000,000	2,959,152
Iowa Finance Authority, Mortgage-Backed Securities Program, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.00%, due 7/1/47	2,235,000	2,284,203
Series C, Insured: GNMA / FNMA / FHLMC
4.00%, due 7/1/48	1,265,000	1,287,352
Iowa Finance Authority, State Revolving Fund, Revenue Bonds
Series A
5.00%, due 8/1/39	5,500,000	6,263,405
Series A
5.00%, due 8/1/39	3,500,000	4,036,849
Series A
5.00%, due 8/1/40	4,500,000	5,181,225
PEFA, Inc., Revenue Bonds
5.00%, due 9/1/49 (a)	72,685,000	76,733,714
State of Iowa Board of Regents, University of Iowa Hospitals & Clinics, Revenue Bonds
Series B
3.00%, due 9/1/56	2,200,000	1,710,338
Series A
4.00%, due 9/1/36	5,745,000	5,887,409
Waterloo Community School District, Revenue Bonds
Insured: AGM
4.00%, due 7/1/29	4,000,000	4,264,242
		113,338,083
Kansas 0.2%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	598,268
5.00%, due 12/1/28	410,000	430,878
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kansas (continued)
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds (continued)
5.00%, due 12/1/30	$ 500,000	$ 522,520
University of Kansas Hospital Authority, University of Kansas Health System, Revenue Bonds
Series B
5.00%, due 3/1/31	2,500,000	2,795,070
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,648,752
5.00%, due 9/1/34	4,500,000	4,764,829
5.00%, due 9/1/35	2,550,000	2,698,413
		14,458,730
Kentucky 0.7%
City of Ashland KY, Ashland Hospital Corp., King's Daughters Medical Center Project, Revenue Bonds
Series A
5.00%, due 2/1/23	1,525,000	1,557,883
Fayette County School District Finance Corp., Fayette County School District, Revenue Bonds
Series A, Insured: State Intercept
4.00%, due 5/1/38	2,495,000	2,561,644
Kentucky Public Energy Authority, Revenue Bonds (a)
Series A
4.00%, due 4/1/48	13,650,000	13,846,070
Series A-1
4.00%, due 8/1/52	5,000,000	5,094,785
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds
Series C
4.00%, due 2/1/50 (a)	11,000,000	11,222,716
Louisville/Jefferson County Metropolitan Government, Unlimited General Obligation
Series A
5.00%, due 4/1/33	11,015,000	13,054,174
	Principal Amount	Value

Kentucky (continued)
Louisville/Jefferson County Metropolitan Government, UofL Health Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 5/15/47	$ 10,000,000	$ 10,776,147
		58,113,419
Louisiana 0.5%
City of Shreveport LA, Unlimited General Obligation
Insured: BAM
5.00%, due 8/1/30	4,605,000	5,040,191
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Revenue Bonds
5.00%, due 5/15/34	2,010,000	2,155,049
Louisiana Stadium & Exposition District, Revenue Bonds
5.00%, due 7/3/23	10,175,000	10,333,652
Louisiana Stadium & Exposition District, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/30	1,485,000	1,533,270
Port New Orleans Board of Commissioners, Revenue Bonds
Series D
5.00%, due 4/1/50	6,425,000	7,059,801
State of Louisiana, Unlimited General Obligation
Series A
4.00%, due 2/1/34	8,880,000	9,138,044
		35,260,007
Maine 0.0% ‡
Maine State Housing Authority, Revenue Bonds
Series F
3.65%, due 11/15/42	1,110,000	1,114,206
Maryland 0.8%
City of Baltimore MD, Water Project, Revenue Bonds
Series A
4.00%, due 7/1/37	3,215,000	3,303,437
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
City of Cumberland MD, Unlimited General Obligation
Insured: AGM
5.00%, due 6/1/27	$ 1,210,000	$ 1,341,047
Maryland Stadium Authority, Construction and Reviatalization Program, Revenue Bonds
Series A, Insured: State Intercept
5.00%, due 5/1/42	22,270,000	24,451,046
Maryland Stadium Authority Built to Learn, Revenue Bonds
Series A
4.00%, due 6/1/47	5,000,000	4,944,620
Series A
5.00%, due 6/1/24	1,220,000	1,283,332
Series A
5.00%, due 6/1/25	850,000	910,929
Series A
5.00%, due 6/1/27	1,000,000	1,101,816
Series A
5.00%, due 6/1/28	1,600,000	1,780,173
Series A
5.00%, due 6/1/29	1,370,000	1,542,225
State of Maryland, Department of Transportation, Revenue Bonds
Series A
4.00%, due 10/1/30	2,800,000	3,006,616
State of Maryland, Unlimited General Obligation
Series A
5.00%, due 8/1/35	2,800,000	3,232,643
State of Maryland Department of Transportation, Revenue Bonds
Series A
3.00%, due 10/1/32	5,170,000	5,139,073
Series A
3.00%, due 10/1/33	11,620,000	11,404,983
		63,441,940
Massachusetts 0.8%
City of Boston MA, Unlimited General Obligation
Series A
5.00%, due 11/1/41	12,500,000	14,731,600
	Principal Amount	Value

Massachusetts (continued)
Commonwealth of Massachusetts, Limited General Obligation
Series B
5.00%, due 11/1/24	$ 3,400,000	$ 3,616,832
Series C
5.00%, due 9/1/28	11,200,000	12,699,606
Massachusetts Bay Transportation Authority, Sales Tax, Revenue Bonds
4.00%, due 5/1/25	20,000,000	20,849,238
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds
4.00%, due 1/1/33	1,000,000	1,027,944
Massachusetts Development Finance Agency, President and Fellows of Harvard College, Revenue Bonds
Series A
5.00%, due 10/15/29	1,750,000	2,037,279
Massachusetts Housing Finance Agency, Single Family Housing, Revenue Bonds
Series 199
4.00%, due 12/1/48	2,355,000	2,395,030
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds
Series C
5.00%, due 1/1/33	7,000,000	7,872,941
		65,230,470
Michigan 1.3%
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF
5.00%, due 5/1/29	3,120,000	3,120,000
Downriver Utility Wastewater Authority, Revenue Bonds
Insured: AGM
5.00%, due 4/1/31	1,600,000	1,794,966
Grand Rapids Public Schools, Unlimited General Obligation
Insured: AGM
5.00%, due 11/1/42	1,400,000	1,557,557
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Senior Lien
Series C
5.25%, due 7/1/35	$ 18,200,000	$ 19,961,667
Hudsonville Public Schools, Unlimited General Obligation
Series I, Insured: Q-SBLF
4.00%, due 5/1/42	1,800,000	1,792,160
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/28	2,030,000	2,216,855
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/30	1,455,000	1,574,545
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/40	1,500,000	1,606,242
Livonia Public Schools, Unlimited General Obligation
Series II, Insured: AGM
5.00%, due 5/1/40	3,865,000	4,174,963
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/36	2,000,000	2,022,848
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
5.00%, due 11/1/25	1,000,000	1,081,765
5.00%, due 11/1/27	1,200,000	1,337,689
Michigan Finance Authority, BHSH System Obligated Group, Revenue Bonds
5.00%, due 4/15/28	7,100,000	7,884,266
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Second Lien
Series C-7, Insured: NATL-RE
5.00%, due 7/1/32	2,250,000	2,354,554
	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Senior Lien
Series C-3, Insured: AGM
5.00%, due 7/1/33	$ 2,750,000	$ 2,876,608
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D-1
5.00%, due 7/1/34	500,000	529,523
Michigan Finance Authority, Great Lakes Water Authority Water Supply System, Revenue Bonds
Series D-1, Insured: AGM
5.00%, due 7/1/35	2,000,000	2,090,364
Series D-6, Insured: NATL-RE
5.00%, due 7/1/36	6,650,000	6,949,035
Michigan Finance Authority, Beaumont Health Credit Group, Revenue Bonds
Series A
5.00%, due 11/1/44	4,395,000	4,677,048
South Huron Valley Utility Authority, State Of Michigan 2020 Sewage Disposal System Improvement, Revenue Bonds
Insured: BAM
4.00%, due 5/1/34	4,435,000	4,646,173
State of Michigan, Trunk Line, Revenue Bonds
Series A
4.00%, due 11/15/46	14,000,000	14,401,250
Series A
5.00%, due 11/15/32	6,500,000	7,623,053
Thornapple Kellogg School District, Unlimited General Obligation
Insured: Q-SBLF
4.00%, due 5/1/44	1,665,000	1,722,264
Tri-County Area School District, Unlimited General Obligation
Insured: AGM
4.00%, due 5/1/30	1,225,000	1,311,712
Insured: AGM
4.00%, due 5/1/31	1,285,000	1,370,893
Insured: AGM
4.00%, due 5/1/32	1,350,000	1,409,948
		102,087,948
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota 0.5%
City of Minneapolis MN, Allina Health System, Revenue Bonds
4.00%, due 11/15/40	$ 2,750,000	$ 2,795,119
City of Rochester MN, Mayo Clinic, Revenue Bonds
4.00%, due 11/15/39	14,425,000	14,710,925
City of St Paul Minnesota MN, Fairview Health Services, Revenue Bonds
Series A
4.00%, due 11/15/37	1,000,000	1,002,411
Minnesota Housing Finance Agency, Residential Housing Finance, Revenue Bonds
Series E, Insured: GNMA / FNMA / FHLMC
4.25%, due 1/1/49	3,020,000	3,096,494
Minnesota Office of Higher Education, Student Loan Program, Revenue Bonds, Senior Lien
2.65%, due 11/1/38 (b)	2,365,000	2,037,737
State of Minnesota, Unlimited General Obligation
Series B
4.00%, due 9/1/32	3,750,000	4,042,019
Virginia Independent School District No. 706, Rock Ridge Independent School District No. 2909, Unlimited General Obligation
Series A, Insured: SD CRED PROG
5.00%, due 2/1/25	4,600,000	4,920,624
White Bear Lake Independent School District No. 624, Unlimited General Obligation
Series A, Insured: SD CRED PROG
3.00%, due 2/1/44	8,175,000	6,895,785
		39,501,114
Mississippi 0.0% ‡
Mississippi Home Corp., Single Family Mortgage Housing, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.00%, due 12/1/44	1,290,000	1,312,963
	Principal Amount	Value

Missouri 0.9%
City of Kansas City MO, Improvement Downtown Arena Project, Revenue Bonds
Series E
5.00%, due 4/1/40	$ 9,005,000	$ 9,548,975
Health & Educational Facilities Authority of the State of Missouri, SSM Health System, Revenue Bonds
Series A
5.00%, due 6/1/29	2,875,000	3,222,798
Health & Educational Facilities Authority of the State of Missouri, SSM Health Care, Revenue Bonds
Series A
5.00%, due 6/1/30	3,500,000	3,685,334
Health & Educational Facilities Authority of the State of Missouri, BJC Healthcare System, Revenue Bonds
Series A
5.00%, due 7/1/31	5,300,000	6,120,131
Jackson County Reorganized School District No. 7, Unlimited General Obligation
4.00%, due 3/1/31	2,000,000	2,124,161
Kansas City Industrial Development Authority, International Airport Terminal Modernization Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 3/1/50 (b)	13,400,000	12,843,548
Kansas City Industrial Development Authority, Airport, Revenue Bonds
Series B
5.00%, due 3/1/46 (b)	7,340,000	7,737,888
Kansas City Industrial Development Authority, City of Kansas International Airport Terminal, Revenue Bonds
Series B, Insured: AGM
5.00%, due 3/1/49 (b)	5,630,000	5,946,866
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Missouri Housing Development Commission, First Place Homeownership Loan Program, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.25%, due 5/1/47	$ 4,745,000	$ 4,874,446
Series A, Insured: GNMA / FNMA / FHLMC
4.25%, due 5/1/49	2,695,000	2,763,914
Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Revenue Bonds
Series A
5.00%, due 12/1/29	3,435,000	3,649,777
Springfield School District No. R-12, Unlimited General Obligation
4.00%, due 3/1/35	2,640,000	2,789,551
St. Louis Municipal Finance Corp., Convention Center Expansion, Revenue Bonds
Insured: AGM
5.00%, due 10/1/49	4,510,000	4,965,482
		70,272,871
Montana 0.3%
Montana Board of Housing, Single Family Mortgage, Revenue Bonds
Series B
3.40%, due 12/1/33	855,000	837,468
Series B
3.60%, due 6/1/37	1,110,000	1,093,346
Montana Facility Finance Authority, Benefis Health System Obligated Group, Revenue Bonds
5.00%, due 2/15/30	1,790,000	1,953,809
5.00%, due 2/15/31	1,500,000	1,634,473
5.00%, due 2/15/33	1,320,000	1,434,039
5.00%, due 2/15/34	1,200,000	1,300,890
Silver Bow County School District No. 1, School Building, Unlimited General Obligation
4.00%, due 7/1/30	1,745,000	1,852,718
4.00%, due 7/1/32	1,945,000	2,055,366
4.00%, due 7/1/33	2,020,000	2,130,663
	Principal Amount	Value

Montana (continued)
Yellowstone County K-12 School District No. 26 Lockwood, School District No. 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	$ 2,260,000	$ 2,542,392
5.00%, due 7/1/30	2,250,000	2,523,659
5.00%, due 7/1/31	2,515,000	2,813,853
5.00%, due 7/1/32	2,800,000	3,127,880
		25,300,556
Nebraska 1.6%
Central Plains Energy, Nebraska Gas Project No. 3, Revenue Bonds
5.00%, due 9/1/42	12,785,000	12,911,028
Series A
5.00%, due 9/1/42	13,095,000	14,362,113
Fremont School District, Unlimited General Obligation
Insured: AGM
4.00%, due 12/15/47	5,000,000	5,060,016
Gretna Public Schools, Unlimited General Obligation
4.00%, due 12/15/47	4,890,000	4,944,441
Metropolitan Utilities District of Omaha, Gas System, Revenue Bonds
5.00%, due 12/1/26	4,070,000	4,514,369
Nebraska Investment Finance Authority, Single Family Housing, Revenue Bonds
Series C
4.00%, due 9/1/48	2,970,000	3,023,719
Omaha Public Power District, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 2/1/51	54,525,000	55,937,672
Omaha Public Power District, Electric System, Revenue Bonds
Series A
5.00%, due 2/1/46	13,000,000	14,591,843
University of Nebraska Facilities Corp., University of Nebraska, Revenue Bonds
Series A
4.00%, due 7/15/59	5,500,000	5,364,319
		120,709,520
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

34	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada 1.8%
Clark County School District, Limited General Obligation
Series B, Insured: BAM
3.00%, due 6/15/35	$ 10,840,000	$ 10,072,484
Series B, Insured: BAM
3.00%, due 6/15/36	11,200,000	10,271,023
Series B, Insured: BAM
3.00%, due 6/15/37	4,250,000	3,843,953
Series B, Insured: BAM
3.00%, due 6/15/39	5,590,000	4,975,619
Series C
4.00%, due 6/15/32	4,250,000	4,392,297
Series B, Insured: BAM
5.00%, due 6/15/34	5,000,000	5,552,009
County of Clark NV, Park Improvement, Limited General Obligation
4.00%, due 12/1/35	7,475,000	7,878,927
4.00%, due 12/1/36	4,250,000	4,462,225
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
4.00%, due 7/1/49	8,800,000	8,945,198
Series B
5.00%, due 7/1/31	1,245,000	1,381,808
Series B
5.00%, due 7/1/43	17,950,000	19,632,202
Las Vegas Convention & Visitors Authority, Revenue Bonds
5.00%, due 7/1/26	2,235,000	2,423,114
Las Vegas Valley Water District, Limited General Obligation
Series A
4.00%, due 6/1/36	4,750,000	5,023,554
Series A
4.00%, due 6/1/37	8,500,000	8,977,282
Series A
4.00%, due 6/1/38	9,485,000	9,997,836
Series A
4.00%, due 6/1/40	5,250,000	5,447,569
Las Vegas Valley Water District, Water Improvement, Limited General Obligation
Series A
5.00%, due 6/1/46	3,165,000	3,382,899
	Principal Amount	Value

Nevada (continued)
Washoe County School District, Limited General Obligation
Series A, Insured: BAM
3.00%, due 6/1/33	$ 2,750,000	$ 2,689,563
Series A, Insured: BAM
3.00%, due 6/1/34	2,490,000	2,390,543
Washoe County School District, School Improvement Bonds, Limited General Obligation
Series A
4.00%, due 10/1/49	18,000,000	17,859,123
		139,599,228
New Hampshire 0.1%
City of Manchester NH, General Airport, Revenue Bonds
Series A, Insured: AGM
5.00%, due 1/1/26	1,800,000	1,804,485
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc., Revenue Bonds
Series A
4.00%, due 4/1/50 (b)	4,775,000	4,722,746
		6,527,231
New Jersey 3.7%
Atlantic County Improvement Authority (The), Stockton University, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/31	2,170,000	2,325,318
Series A, Insured: AGM
5.00%, due 7/1/32	1,305,000	1,397,353
Series A, Insured: AGM
5.00%, due 7/1/33	1,395,000	1,492,037
City of Atlantic City NJ, Unlimited General Obligation
Series B, Insured: AGM State Aid Withholding
5.00%, due 3/1/32	2,900,000	3,187,568
New Brunswick Parking Authority, City Guaranteed Parking, Revenue Bonds
Series A, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/28	2,250,000	2,441,817
Series A, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/29	2,120,000	2,295,347
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Brunswick Parking Authority, City Guaranteed Parking, Revenue Bonds (continued)
Series A, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/30	$ 3,855,000	$ 4,165,706
Series A, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/31	5,980,000	6,451,893
New Jersey Building Authority, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/25	2,015,000	2,146,649
Series A, Insured: BAM
5.00%, due 6/15/28	1,805,000	1,947,318
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (b)
5.00%, due 1/1/28	1,000,000	1,030,161
5.50%, due 1/1/26	1,000,000	1,041,220
New Jersey Economic Development Authority, State of New Jersey Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/28	2,000,000	2,182,519
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/29	4,025,000	4,331,228
Series A, Insured: BAM
5.00%, due 7/1/30	4,250,000	4,563,836
Series A, Insured: BAM
5.00%, due 7/1/31	3,000,000	3,215,878
New Jersey Health Care Facilities Financing Authority, AtlantiCare Health System Obligated Group, Revenue Bonds
3.00%, due 7/1/38	1,250,000	1,077,626
3.00%, due 7/1/40	5,185,000	4,395,265
	Principal Amount	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds
Series A
5.00%, due 7/1/38	$ 8,900,000	$ 9,665,307
New Jersey Higher Education Student Assistance Authority, Subordinate Student loan, Revenue Bonds
Series C
4.00%, due 12/1/48 (b)	2,000,000	1,999,530
New Jersey Housing & Mortgage Finance Agency, Single-Family Home Mortgage, Revenue Bonds
Series C
4.75%, due 10/1/50	7,845,000	8,167,687
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series C, Insured: NATL-RE
(zero coupon), due 12/15/30	18,075,000	13,005,192
Series C, Insured: AGM
(zero coupon), due 12/15/34	27,400,000	16,584,653
Series A
5.00%, due 12/15/26	3,750,000	4,058,089
Series BB
5.00%, due 6/15/44	10,155,000	10,639,279
Series AA
5.00%, due 6/15/46	6,515,000	6,814,399
Series AA
5.25%, due 6/15/43	9,155,000	9,752,757
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A
5.00%, due 6/15/28	4,300,000	4,635,147
Series A
5.00%, due 6/15/29	7,480,000	8,032,144
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series BB-1
5.00%, due 6/15/32	1,500,000	1,619,927
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series AA
5.00%, due 6/15/44	11,955,000	12,175,859
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

36	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Turnpike Authority, Revenue Bonds
Series A
4.00%, due 1/1/51	$ 5,000,000	$ 4,963,592
Series E
5.00%, due 1/1/45	2,250,000	2,351,572
Newark Housing Authority Scholarship Foundation A New Jersey Non (The), Police Facility, Revenue Bonds
Insured: AGM MUN GOVT GTD
4.00%, due 12/1/27	500,000	527,071
Insured: AGM MUN GOVT GTD
4.00%, due 12/1/29	250,000	262,229
Insured: AGM MUN GOVT GTD
4.00%, due 12/1/31	225,000	235,118
Insured: AGM MUN GOVT GTD
5.00%, due 12/1/28	750,000	826,078
Insured: AGM MUN GOVT GTD
5.00%, due 12/1/38	1,740,000	1,888,329
South Jersey Transportation Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 11/1/31	1,750,000	1,979,582
Series A, Insured: AGM
5.00%, due 11/1/32	1,500,000	1,690,360
Series A, Insured: BAM
5.00%, due 11/1/45	2,000,000	2,207,536
State of New Jersey, Unlimited General Obligation
3.00%, due 6/1/32	2,950,000	2,814,605
4.00%, due 6/1/32	13,750,000	14,344,942
5.00%, due 6/1/26	3,250,000	3,509,907
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
4.00%, due 6/1/30	23,045,000	24,130,634
Series A
4.00%, due 6/1/31	17,920,000	18,727,362
State of New Jersey, Various Purposes, Unlimited General Obligation
5.00%, due 6/1/40	4,500,000	4,895,522
5.00%, due 6/1/41	10,400,000	11,302,592
5.00%, due 6/1/42	8,950,000	9,713,465
	Principal Amount	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/31	$ 2,500,000	$ 2,686,234
Series A
5.00%, due 6/1/33	5,700,000	6,102,648
Series A
5.00%, due 6/1/34	1,500,000	1,604,382
Series A
5.00%, due 6/1/36	5,200,000	5,542,882
Township of Edison NJ, Unlimited General Obligation
3.00%, due 3/15/32	4,900,000	4,619,164
		283,764,515
New Mexico 0.2%
City of Albuquerque NM, Gross Receipts Lodgers Tax, Revenue Bonds
Series A
4.00%, due 7/1/36	2,490,000	2,641,838
New Mexico Finance Authority, State of New Mexico Department of Transportation, Revenue Bonds, Sub. Lien
Series A
5.00%, due 6/15/25	3,300,000	3,551,542
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds
Series A
5.00%, due 8/1/44	4,500,000	5,034,348
State of New Mexico, Unlimited General Obligation
5.00%, due 3/1/27	4,500,000	5,011,402
		16,239,130
New York 17.9%
City of New York NY, Unlimited General Obligation
Series A, Insured: BAM
3.00%, due 8/1/36	9,420,000	8,797,276
Series A, A-1
4.00%, due 8/1/38	8,900,000	8,957,733
Series A-1
4.00%, due 8/1/40	3,570,000	3,582,671
Series C
4.00%, due 8/1/40	12,210,000	12,249,315
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
City of New York NY, Unlimited General Obligation (continued)
Series D-1, Insured: BAM
4.00%, due 3/1/41	$ 11,200,000	$ 11,233,930
Series D-1, Insured: BAM
4.00%, due 3/1/50	20,510,000	20,555,963
Series A
5.00%, due 8/1/28	1,750,000	1,842,717
Series A
5.00%, due 8/1/32	4,500,000	5,169,932
Series A-1
5.00%, due 8/1/35	3,410,000	3,853,828
Series A-1
5.00%, due 8/1/39	3,500,000	3,837,867
Series B-1
5.00%, due 10/1/42	2,620,000	2,874,174
Series F-1
5.00%, due 4/1/43	6,605,000	7,094,859
Series C
5.00%, due 8/1/43	2,410,000	2,649,528
Series B-1
5.00%, due 10/1/43	3,055,000	3,331,891
Series B-1
5.25%, due 10/1/32	17,850,000	19,946,006
City of Yonkers NY, Unlimited General Obligation
Series D, Insured: AGM State Aid Withholding
4.00%, due 3/15/42	4,500,000	4,532,016
County of Nassau NY, Limited General Obligation
Series B, Insured: AGM
5.00%, due 4/1/44	4,250,000	4,720,274
County of Suffolk NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM
3.00%, due 10/15/31	3,960,000	3,798,240
Series B, Insured: AGM
5.00%, due 10/15/28	3,520,000	3,953,696
County of Suffolk NY, Limited General Obligation
Series D, Insured: BAM
4.00%, due 10/15/28	2,000,000	2,119,154
Series A, Insured: BAM
4.00%, due 6/15/30	2,300,000	2,452,144
	Principal Amount	Value

New York (continued)
Long Island Power Authority, Electric System, Revenue Bonds
5.00%, due 9/1/39	$ 1,875,000	$ 2,078,178
Series B
5.00%, due 9/1/45	8,070,000	8,537,067
Long Island Power Authority, Revenue Bonds
Series A, Insured: BAM
5.00%, due 9/1/39	9,000,000	9,492,792
Series A, Insured: BAM
5.00%, due 9/1/44	9,000,000	9,457,331
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 11/15/42	6,700,000	6,686,435
Series A-1, Insured: AGM
4.00%, due 11/15/44	4,345,000	4,315,254
Series C, Insured: AGM
4.00%, due 11/15/48	8,280,000	8,130,157
Series A-1, Insured: AGM
4.00%, due 11/15/54	1,410,000	1,372,412
Series A-1
5.00%, due 11/15/41	2,410,000	2,517,338
Series C, Insured: BAM
5.00%, due 11/15/43	3,095,000	3,347,376
Series D
5.00%, due 11/15/45	11,050,000	11,587,115
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: AGM
4.00%, due 11/15/47	1,880,000	1,851,670
Series C, Insured: BAM
5.00%, due 11/15/44	13,245,000	14,302,535
Metropolitan Transportation Authority, Revenue Bonds
Series D
5.00%, due 11/15/26	2,000,000	2,032,392
Series D-1
5.00%, due 11/15/26	2,285,000	2,434,144
Series A-1
5.00%, due 11/15/37	1,300,000	1,348,528
Series C
5.00%, due 11/15/38	6,700,000	6,838,174
Series A-1
5.00%, due 11/15/40	4,390,000	4,542,348
Series C
5.00%, due 11/15/42	9,025,000	9,201,867
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

38	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Metropolitan Transportation Authority, Revenue Bonds (continued)
Series B
5.00%, due 11/15/43	$ 1,575,000	$ 1,605,543
Series E
5.00%, due 11/15/43	2,500,000	2,565,661
Series C-1
5.25%, due 11/15/29	2,230,000	2,381,753
Series B
5.25%, due 11/15/35	2,370,000	2,459,622
Metropolitan Transportation Authority, Dedicated Tax Fund, Green Bond, Revenue Bonds
Series B-1
5.00%, due 11/15/36	12,040,000	12,916,110
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series A
5.00%, due 11/15/46	10,000,000	11,011,054
Series A
5.00%, due 11/15/49	5,500,000	6,036,627
Series A
5.25%, due 11/15/33	7,750,000	8,443,446
Series A
5.25%, due 11/15/34	8,975,000	9,779,830
Series A
5.25%, due 11/15/36	9,490,000	10,328,656
New York City Housing Development Corp., Green Bond, Revenue Bonds
Series A, Insured: FHA 542(C)
2.25%, due 11/1/36	4,450,000	3,620,536
New York City Housing Development Corp., Multi-Family Housing, Green Bond, Revenue Bonds
Series J
3.05%, due 11/1/49	9,000,000	7,199,231
Series G-1-B
3.05%, due 5/1/50	21,920,000	17,774,884
Series J
3.15%, due 11/1/54	15,750,000	12,385,909
New York City Housing Development Corp., Multi-Family Housing, Revenue Bonds
Series E-1-C
4.95%, due 11/1/46	3,825,000	4,021,647
	Principal Amount	Value

New York (continued)
New York City Industrial Development Agency, Yankee Stadium LLC, Revenue Bonds
Series A, Insured: AGM
3.00%, due 3/1/38	$ 5,500,000	$ 4,750,597
New York City Municipal Water Finance Authority, Revenue Bonds
Series BB-1
3.00%, due 6/15/44	2,925,000	2,485,893
New York City Municipal Water Finance Authority, Second General Resolution, Revenue Bonds
Series DD-2
3.50%, due 6/15/40	1,105,000	1,050,255
Series EE
5.00%, due 6/15/40	14,085,000	15,502,723
Series CC-1
5.00%, due 6/15/47	9,050,000	9,421,043
Series EE
5.00%, due 6/15/47	10,560,000	10,816,279
Series GG-1
5.00%, due 6/15/48	1,665,000	1,828,016
New York City Municipal Water Finance Authority, New York City Water & Sewer System, Revenue Bonds
Series FF
4.00%, due 6/15/41	4,250,000	4,263,324
5.00%, due 6/15/32	2,325,000	2,670,339
5.00%, due 6/15/50	10,500,000	11,575,626
5.00%, due 6/15/51	6,170,000	6,829,512
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series A
3.00%, due 11/1/37	18,500,000	16,531,360
Series A
3.00%, due 11/1/39	6,200,000	5,439,674
Series B-1
3.00%, due 8/1/41	5,500,000	4,753,744
Series A-1
4.00%, due 11/1/35	3,525,000	3,616,298
Series A-1
4.00%, due 11/1/37	7,000,000	7,110,244
Series B-1
4.00%, due 11/1/37	1,000,000	1,012,882
Series D
4.00%, due 11/1/38	3,500,000	3,533,780
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds (continued)
Series E-1
4.00%, due 2/1/39	$ 6,330,000	$ 6,371,494
Series C
4.00%, due 5/1/39	5,000,000	5,032,210
Series D
4.00%, due 11/1/39	4,500,000	4,528,989
Series C
4.00%, due 5/1/40	6,035,000	6,076,900
Series C-1
4.00%, due 11/1/40	8,500,000	8,549,947
Series A
4.00%, due 5/1/41	6,975,000	7,007,153
Series B-1
4.00%, due 11/1/42	8,400,000	8,374,438
Series D
4.00%, due 11/1/42	5,700,000	5,682,654
Series A
4.00%, due 5/1/43	2,575,000	2,558,537
Series C
4.00%, due 5/1/43	9,275,000	9,215,702
Series B-1
4.00%, due 11/1/43	12,000,000	11,922,127
Series D
4.00%, due 11/1/43	6,500,000	6,457,819
Series A
5.00%, due 11/1/26	5,700,000	6,274,622
Series F-1
5.00%, due 5/1/32	3,500,000	3,812,977
Series A-1
5.00%, due 5/1/33	8,975,000	9,701,820
Series A-2
5.00%, due 8/1/34	6,895,000	7,508,212
Series E-1
5.00%, due 2/1/37	4,500,000	4,822,844
Series E-1
5.00%, due 2/1/41	2,500,000	2,630,617
Series F-1
5.00%, due 5/1/42	10,300,000	11,102,245
Series C-1
5.00%, due 2/1/51	13,065,000	14,417,481
	Principal Amount	Value

New York (continued)
New York City Transitional Finance Authority Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/33	$ 5,310,000	$ 5,600,527
Series S-2, Insured: State Aid Withholding
5.00%, due 7/15/34	2,500,000	2,657,061
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/36	8,950,000	9,418,231
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/43	7,630,000	8,091,982
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/36	5,050,000	2,689,534
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	11,625,000	10,917,592
New York Liberty Development Corp., Revenue Bonds
Series 1WTC, Insured: BAM
3.00%, due 2/15/42	5,900,000	5,124,587
Series 1WTC
4.00%, due 2/15/43	10,900,000	10,960,788
New York Liberty Development Corp., 7 World Trade Center Project, Revenue Bonds
3.00%, due 9/15/43	18,100,000	15,756,057
3.125%, due 9/15/50	27,155,000	23,105,502
3.25%, due 9/15/52	4,280,000	3,689,541
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 11/15/51	13,225,000	10,365,186
New York Power Authority, Green Transmission Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 11/15/47	8,425,000	8,410,544
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

40	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series E
3.00%, due 3/15/50	$ 13,500,000	$ 11,044,110
Series A
3.50%, due 3/15/52	2,850,000	2,575,091
Series D
4.00%, due 2/15/37	2,500,000	2,529,799
Series D
4.00%, due 2/15/38	9,000,000	9,080,219
Series A
4.00%, due 3/15/38	4,220,000	4,262,079
Series A
4.00%, due 3/15/43	10,380,000	10,371,623
Series D
4.00%, due 2/15/47	18,200,000	18,083,744
Series A
4.00%, due 3/15/47	3,925,000	3,899,919
Series A
4.00%, due 3/15/48	4,500,000	4,472,712
Series E
5.00%, due 3/15/34	3,690,000	3,954,538
Series B
5.00%, due 2/15/38	12,190,000	13,113,468
Series A
5.00%, due 3/15/41	20,000,000	22,335,424
Series D
5.00%, due 2/15/48	9,125,000	9,928,281
Series A
5.25%, due 3/15/39	1,840,000	2,060,127
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series C
4.00%, due 3/15/44	10,310,000	10,275,347
Series A
5.00%, due 3/15/40	7,280,000	7,876,608
Series A
5.00%, due 3/15/40	21,130,000	22,874,835
Series E
5.00%, due 3/15/40	4,250,000	4,627,757
Series A
5.00%, due 3/15/43	6,600,000	7,107,810
Series A
5.00%, due 3/15/44	4,500,000	4,824,697
	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, State of New York Sales Tax, Revenue Bonds
Series E
5.00%, due 3/15/31	$ 5,000,000	$ 5,569,453
Series C
5.00%, due 3/15/41	30,070,000	32,535,121
New York State Dormitory Authority, School District Revenue Financing Program, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/33	750,000	834,349
Series A, Insured: AGM
5.00%, due 10/1/34	3,200,000	3,553,873
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A
5.00%, due 7/1/36	1,000,000	1,089,469
Series A
5.00%, due 7/1/38	1,000,000	1,087,479
New York State Thruway Authority, Revenue Bonds
Series L
3.50%, due 1/1/37	1,500,000	1,531,609
Series B, Insured: BAM
4.00%, due 1/1/39	14,930,000	15,047,023
Series O
4.00%, due 1/1/39	5,660,000	5,694,281
Series B
4.00%, due 1/1/41	4,000,000	3,997,758
Series N
5.00%, due 1/1/34	9,780,000	10,862,051
Series N
5.00%, due 1/1/35	4,250,000	4,702,016
Series N
5.00%, due 1/1/36	14,660,000	16,170,456
Series N
5.00%, due 1/1/38	4,915,000	5,387,218
Series N
5.00%, due 1/1/39	3,000,000	3,283,068
New York State Thruway Authority, Junior Indebtedness Obligations, Revenue Bonds
Series B
4.00%, due 1/1/45	13,000,000	12,690,802
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B, Insured: AGM
4.00%, due 1/1/50	$ 9,890,000	$ 9,685,524
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series C
3.00%, due 3/15/40	17,335,000	15,150,443
Series E
3.00%, due 3/15/40	7,050,000	6,161,524
Series A
4.00%, due 3/15/38	2,500,000	2,520,170
Series E
4.00%, due 3/15/41	11,000,000	11,048,324
Series C
4.00%, due 3/15/42	805,000	807,134
Series A
4.00%, due 3/15/45	11,200,000	11,111,884
5.00%, due 3/15/47	4,250,000	4,650,430
New York State Urban Development Corp., State of New York Sales Tax, Revenue Bonds
Series A
3.00%, due 3/15/41	9,000,000	7,830,956
New York State Urban Development Corp., State of New York Sales Tax Revenue, Revenue Bonds
Series A
4.00%, due 3/15/44	9,040,000	9,009,616
Series A
4.00%, due 3/15/45	9,035,000	9,003,990
New York State Urban Development Corp., State Personal Income Tax, Revenue Bonds
Series A
5.00%, due 3/15/30	11,050,000	11,911,264
Series A
5.00%, due 3/15/43	9,285,000	10,031,803
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
5.00%, due 3/15/41	12,460,000	13,686,012
	Principal Amount	Value

New York (continued)
New York Transportation Development Corp., Laguardia Airport Terminal B Redevelopment Project, Revenue Bonds (b)
Series A, Insured: AGM-CR
4.00%, due 7/1/31	$ 9,875,000	$ 9,902,870
Series A, Insured: AGM
4.00%, due 7/1/36	22,450,000	22,388,191
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/37 (b)	1,400,000	1,393,508
New York Transportation Development Corp., Terminal 4 JFK International Airport Project, Revenue Bonds (b)
5.00%, due 12/1/27	4,500,000	4,770,551
5.00%, due 12/1/28	4,500,000	4,782,603
5.00%, due 12/1/29	10,000,000	10,639,699
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
4.00%, due 12/1/49	2,500,000	2,472,176
5.00%, due 12/1/45	16,750,000	18,359,199
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds (b)
Series 218
4.00%, due 11/1/37	1,720,000	1,698,312
Series 218
5.00%, due 11/1/44	3,190,000	3,426,214
Series 218
5.00%, due 11/1/49	3,000,000	3,207,165
Port Authority of New York & New Jersey, Revenue Bonds
Series 222, Insured: BAM
4.00%, due 7/15/39	8,015,000	8,064,756
Series 221
4.00%, due 7/15/40 (b)	3,000,000	2,930,330
Series 222
4.00%, due 7/15/40	2,000,000	2,018,988
Series 223
4.00%, due 7/15/41 (b)	4,425,000	4,318,078
4.00%, due 11/1/41 (b)	10,815,000	10,551,586
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

42	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Port Authority of New York & New Jersey, Consolidated 197th, Revenue Bonds (b)
Series 197
5.00%, due 11/15/34	$ 11,200,000	$ 12,107,879
Series 197
5.00%, due 11/15/35	8,950,000	9,659,758
Port Authority of New York & New Jersey, Consolidated 221st, Revenue Bonds
Series 221
5.00%, due 7/15/35 (b)	3,000,000	3,286,895
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
5.00%, due 6/1/30	1,880,000	2,028,844
Insured: AGM State Aid Withholding
5.00%, due 6/1/32	2,000,000	2,155,950
State of New York, Unlimited General Obligation
Series A
5.00%, due 3/15/24	2,500,000	2,625,953
Suffolk County Water Authority, Revenue Bonds
Series A
3.25%, due 6/1/43	1,000,000	943,568
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Revenue Bonds, Senior Lien
Series C-2
3.00%, due 5/15/32	910,000	889,465
Series C-2
3.00%, due 5/15/33	3,610,000	3,511,612
Series C-2
4.00%, due 5/15/34	3,045,000	3,135,620
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series C
4.00%, due 11/15/43	10,750,000	10,780,794
Series B
5.00%, due 11/15/35	7,660,000	8,371,038
Series B
5.00%, due 11/15/38	3,100,000	3,377,171
Series A
5.00%, due 11/15/43	5,250,000	5,697,796
Series A
5.00%, due 11/15/45	11,240,000	12,046,844
	Principal Amount	Value

New York (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds (continued)
Series A
5.00%, due 11/15/54	$ 5,860,000	$ 6,390,574
Triborough Bridge & Tunnel Authority, Revenue Bonds, Senior Lien
Series A-1
4.00%, due 5/15/46	4,000,000	3,962,532
Series A-1
5.00%, due 5/15/51	13,365,000	14,642,572
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series A
5.00%, due 11/15/46	6,955,000	7,443,181
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series A
5.00%, due 6/1/34	6,190,000	6,530,095
Series A
5.00%, due 6/1/35	2,615,000	2,755,199
		1,387,395,199
North Carolina 0.1%
City of Charlotte NC, Unlimited General Obligation
Series A
5.00%, due 6/1/30	2,180,000	2,508,637
County of New Hanover NC, Unlimited General Obligation
Series A
4.00%, due 8/1/27	2,500,000	2,676,035
North Carolina Municipal Power Agency No. 1, Revenue Bonds
Series A
5.00%, due 1/1/25	4,600,000	4,875,259
		10,059,931
North Dakota 0.1%
City of Grand Forks ND, Altru Health System Obligated Group, Revenue Bonds
Insured: AGM
3.00%, due 12/1/51	7,850,000	6,030,611
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
North Dakota (continued)
State Board of Higher Education of the State of North Dakota, University of North Dakota Housing & Auxiliary Facilities, Revenue Bonds
Series A, Insured: AGM
4.00%, due 4/1/44	$ 3,250,000	$ 3,310,287
		9,340,898
Ohio 1.1%
American Municipal Power, Inc., Revenue Bonds
Series A, Insured: BAM
4.00%, due 2/15/34	24,435,000	25,680,848
Series A
5.00%, due 2/15/29	4,750,000	4,943,591
American Municipal Power, Inc., Prairie State Energy Campus Project, Revenue Bonds
Series A
5.00%, due 2/15/33	8,720,000	9,870,909
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
4.00%, due 6/1/37	2,000,000	1,964,370
Series A-2, Class 1
5.00%, due 6/1/36	1,000,000	1,069,128
Clermont County Port Authority, West Clermont Local School District Project, Revenue Bonds
Insured: BAM
5.00%, due 12/1/32	2,200,000	2,357,169
Insured: BAM
5.00%, due 12/1/33	1,335,000	1,428,495
Cleveland-Cuyahoga County Port Authority, Annual Appropriation Bonds, Revenue Bonds
6.00%, due 11/15/25	1,630,000	1,635,864
County of Hamilton OH, Christ Hospital Project, Revenue Bonds
5.50%, due 6/1/42	2,000,000	2,006,688
Lake Local School District, Unlimited General Obligation
4.00%, due 12/1/58	5,750,000	5,823,701
	Principal Amount	Value

Ohio (continued)
Ohio Housing Finance Agency, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.50%, due 9/1/48	$ 3,255,000	$ 3,356,470
State of Ohio, Cleveland Clinic Health System Obligated Group, Revenue Bonds
4.00%, due 1/1/46	9,900,000	9,837,613
University of Cincinnati, Revenue Bonds
Series A
5.00%, due 6/1/45	11,675,000	12,492,555
		82,467,401
Oklahoma 0.3%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A
5.00%, due 9/1/26	1,800,000	1,975,743
Series A
5.00%, due 9/1/27	3,280,000	3,583,370
Series A
5.00%, due 9/1/28	4,250,000	4,632,200
Series A
5.00%, due 9/1/29	3,870,000	4,209,787
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	2,700,000	2,942,810
5.00%, due 9/1/29	2,120,000	2,306,137
Oklahoma Housing Finance Agency, Revenue Bonds
Series A
4.75%, due 9/1/48	2,150,000	2,234,609
Oklahoma Municipal Power Authority, Power Suply System, Revenue Bonds
Series A, Insured: AGM
4.00%, due 1/1/47	394,000	397,702
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

44	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Oklahoma (continued)
Weatherford Industrial Trust, Custer County Independent School District No. 26 Weatherford, Revenue Bonds
5.00%, due 3/1/31	$ 1,820,000	$ 2,047,025
5.00%, due 3/1/33	2,000,000	2,241,216
		26,570,599
Oregon 0.7%
City of Eugene OR, Revenue Bonds
Series A
4.00%, due 8/1/45	3,670,000	3,767,730
Port of Portland, Airport, Revenue Bonds
Series 27A
5.00%, due 7/1/38 (b)	9,000,000	9,793,714
State of Oregon Housing & Community Services Department, Single Family Mortgage Program, Revenue Bonds
Series C
4.50%, due 7/1/49	6,235,000	6,402,505
University of Oregon, Revenue Bonds
Series A, Insured: BAM
3.50%, due 4/1/52	41,695,000	37,492,444
		57,456,393
Pennsylvania 2.8%
Central Bradford Progress Authority, Guthrie Clinic (The), Revenue Bonds
Series B
3.00%, due 12/1/44	6,815,000	5,467,486
City of Philadelphia PA, Unlimited General Obligation
Series A
5.00%, due 5/1/33	4,000,000	4,546,914
Series B
5.00%, due 2/1/38	4,900,000	5,450,774
City of Philadelphia PA, Water & Wastewater, Revenue Bonds
Series A
5.00%, due 10/1/47	10,850,000	11,762,654
	Principal Amount	Value

Pennsylvania (continued)
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	$ 5,250,000	$ 5,303,504
Insured: BAM
5.00%, due 6/1/31	8,950,000	9,782,390
Commonwealth of Pennsylvania, Unlimited General Obligation, First Series
3.00%, due 5/1/36	10,860,000	9,772,526
Series First
4.00%, due 3/1/35	4,500,000	4,623,891
County of Lehigh PA, Lehigh Valley Health Network Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/44	5,075,000	5,535,485
DuBois Hospital Authority, Penn Highlands Healthcare Obligated Group, Revenue Bonds
4.00%, due 7/15/50	5,500,000	5,367,154
Gateway School District Alleghany County, Limited General Obligation
Insured: BAM State Aid Withholding
3.00%, due 10/15/43	2,500,000	2,148,487
Geisinger Authority, Geisinger Health System Obligated Group, Revenue Bonds
Series A
4.00%, due 4/1/39	6,830,000	6,866,615
Lancaster County Hospital Authority, Penn State Health, Revenue Bonds
5.00%, due 11/1/51	25,000,000	26,484,045
Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Revenue Bonds
Series B
5.00%, due 5/1/57	7,600,000	8,214,466
Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Revenue Bonds
Series A
4.00%, due 11/15/36	4,465,000	4,506,398
Series A
4.00%, due 11/15/42	6,650,000	6,592,934
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/44	$ 11,905,000	$ 11,692,315
4.00%, due 8/15/49	3,650,000	3,550,815
Pennsylvania Turnpike Commission, Revenue Bonds
Series A, Insured: BAM
5.00%, due 12/1/44	8,975,000	10,123,104
Series A-1
5.00%, due 12/1/46	4,955,000	5,286,362
Series A, Insured: AGM
5.25%, due 7/15/28	3,690,000	4,242,379
Series E, Insured: AGM-CR
6.375%, due 12/1/38	2,600,000	3,064,597
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds
Series 14T
5.00%, due 10/1/31	2,300,000	2,510,161
Pittsburgh School District, Limited General Obligation
Insured: State Aid Withholding
3.00%, due 9/1/31	2,455,000	2,416,521
Insured: State Aid Withholding
3.00%, due 9/1/41	2,850,000	2,517,480
Pittsburgh Water & Sewer Authority, Revenue Bonds, First Lien
Insured: AGM
4.00%, due 9/1/50	5,250,000	5,244,676
Series A, Insured: AGM
5.00%, due 9/1/44	3,780,000	4,212,527
State Public School Building Authority, Philadelphia Community College, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/28	4,755,000	5,049,767
State Public School Building Authority, School District of Philadelphia (The), Revenue Bonds
Series A, Insured: AGM State Aid Withholding
5.00%, due 6/1/31	26,975,000	29,383,002
	Principal Amount	Value

Pennsylvania (continued)
Upper Merion Area School District, Limited General Obligation
Series A, Insured: State Aid Withholding
3.00%, due 1/15/42	$ 1,550,000	$ 1,372,513
Series A, Insured: State Aid Withholding
3.00%, due 1/15/43	2,750,000	2,412,354
		215,504,296
Puerto Rico 0.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGC-ICC
6.125%, due 7/1/24	420,000	434,985
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM
3.625%, due 7/1/23	3,115,000	3,148,307
Series UU, Insured: AGC
4.25%, due 7/1/27	2,345,000	2,370,128
Series NN, Insured: NATL-RE
4.75%, due 7/1/33	1,140,000	1,172,563
Series RR, Insured: NATL-RE
5.00%, due 7/1/22	1,200,000	1,224,917
Series PP, Insured: NATL-RE
5.00%, due 7/1/23	855,000	872,753
Series SS, Insured: NATL-RE
5.00%, due 7/1/23	825,000	842,130
Series UU, Insured: AGM
5.00%, due 7/1/23	2,040,000	2,076,463
Series PP, Insured: NATL-RE
5.00%, due 7/1/24	2,665,000	2,720,335
Series UU, Insured: AGM
5.00%, due 7/1/24	4,165,000	4,239,445
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	500,000	508,937
Series SS, Insured: AGM
5.00%, due 7/1/30	550,000	559,831
Series VV, Insured: NATL-RE
5.25%, due 7/1/26	1,575,000	1,624,276
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	1,470,000	1,517,050
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	1,225,000	1,264,060
Series VV, Insured: NATL-RE
5.25%, due 7/1/34	550,000	566,299
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

46	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series D, Insured: AGM
5.00%, due 7/1/27	$ 2,240,000	$ 2,255,605
Series J, Insured: NATL-RE
5.00%, due 7/1/29	650,000	664,666
Series L, Insured: NATL-RE
5.25%, due 7/1/24	2,195,000	2,236,693
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Hospital Auxilio Mutuo Obligated Group, Revenue Bonds
5.00%, due 7/1/32	500,000	557,933
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
4.75%, due 8/1/22	820,000	823,804
Series A, Insured: AGM
5.00%, due 8/1/27	290,000	293,983
Series A, Insured: AGM
5.00%, due 8/1/30	1,440,000	1,459,777
Series C, Insured: AGC
5.25%, due 8/1/23	340,000	349,735
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Insured: BHAC-CR
(zero coupon), due 8/1/54	98,098	23,857
		33,808,532
Rhode Island 0.3%
City of Cranston RI, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/37	1,335,000	1,518,733
Providence Public Building Authority, Revenue Bonds
Series A, Insured: AGM
4.00%, due 9/15/24	2,120,000	2,176,170
Providence Public Building Authority, Various Capital Projects, Revenue Bonds
Series A, Insured: AGM
5.875%, due 6/15/26	1,565,000	1,570,436
	Principal Amount	Value

Rhode Island (continued)
Rhode Island Commerce Corp., Revenue Bonds
5.00%, due 5/15/28	$ 2,000,000	$ 2,218,168
Rhode Island Health and Educational Building Corp., City of Providence, Revenue Bonds
Series D, Insured: BAM State Aid Withholding
4.00%, due 5/15/32	3,195,000	3,382,408
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/26	4,500,000	4,881,637
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B
5.00%, due 5/15/33	1,045,000	1,174,050
Series B
5.00%, due 5/15/34	1,095,000	1,228,661
Series B
5.00%, due 5/15/35	1,150,000	1,288,875
Series B
5.00%, due 5/15/36	1,205,000	1,348,438
Series B
5.00%, due 5/15/37	1,265,000	1,413,217
Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity, Revenue Bonds
Series 69-B, Insured: GNMA / FNMA / FHLMC
4.00%, due 10/1/48	2,865,000	2,919,783
		25,120,576
South Carolina 1.9%
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds
Series A
4.00%, due 10/1/48 (a)	3,605,000	3,657,842
South Carolina Public Service Authority, Revenue Bonds
Series A, Insured: BAM
3.00%, due 12/1/41	6,750,000	5,757,076
Series B
4.00%, due 12/1/29	4,417,000	4,682,904
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Carolina (continued)
South Carolina Public Service Authority, Revenue Bonds (continued)
Series A, Insured: BAM
4.00%, due 12/1/40	$ 12,410,000	$ 12,559,842
Series A, Insured: BAM
4.00%, due 12/1/42	9,010,000	9,054,063
Series B
4.00%, due 12/1/51	2,345,000	2,268,678
Series A, Insured: BAM
4.00%, due 12/1/52	26,450,000	25,899,840
Series A
5.00%, due 12/1/32	9,000,000	9,624,215
Series A
5.00%, due 12/1/43	13,500,000	14,815,387
Series B
5.00%, due 12/1/46	3,125,000	3,314,635
Series B
5.00%, due 12/1/56	2,500,000	2,638,857
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series B
4.00%, due 12/1/55	28,731,000	27,401,878
Series D
5.00%, due 12/1/26	1,215,000	1,218,593
South Carolina State Housing Finance & Development Authority, Revenue Bonds
Series A
4.50%, due 7/1/48	2,550,000	2,623,373
South Carolina Transportation Infrastructure Bank, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/35	5,310,000	5,827,469
Series A
5.00%, due 10/1/36	13,450,000	14,727,749
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds
Series C, Insured: BAM
5.00%, due 12/1/27	1,100,000	1,183,245
		147,255,646
	Principal Amount	Value

South Dakota 0.1%
South Dakota Conservancy District, State Revolving Fund Program, Revenue Bonds
5.00%, due 8/1/37	$ 1,750,000	$ 1,967,936
5.00%, due 8/1/38	2,500,000	2,807,565
		4,775,501
Tennessee 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Belmont University, Revenue Bonds
4.00%, due 5/1/39	2,640,000	2,627,066
4.00%, due 5/1/40	2,765,000	2,742,857
Metropolitan Nashville Airport Authority (The), Revenue Bonds (b)
Series B
5.00%, due 7/1/32	2,500,000	2,719,764
Series B
5.00%, due 7/1/33	4,950,000	5,374,326
Series B
5.00%, due 7/1/49	16,415,000	17,398,097
Series B
5.00%, due 7/1/54	9,850,000	10,354,330
Tennessee Housing Development Agency, Revenue Bonds
4.50%, due 7/1/49	4,755,000	4,902,874
		46,119,314
Texas 5.7%
Bexar County Hospital District, Certficates of Obligation, Limited General Obligation
4.00%, due 2/15/37	3,700,000	3,829,440
Central Texas Turnpike System, Revenue Bonds, First Tier
Series A, Insured: AMBAC
(zero coupon), due 8/15/28	4,750,000	3,852,192
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/34	4,250,000	4,390,143
Series C
5.00%, due 8/15/42	2,135,000	2,197,388
City of Austin TX, Airport System, Revenue Bonds (b)
5.00%, due 11/15/24	3,750,000	3,944,205
5.00%, due 11/15/25	3,750,000	4,009,804
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

48	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
City of Austin TX, Airport System, Revenue Bonds (b) (continued)
Series B
5.00%, due 11/15/44	$ 30,195,000	$ 32,156,026
City of Austin TX, Revenue Bonds
Series A
5.00%, due 11/15/29	2,850,000	3,269,041
5.00%, due 11/15/52 (c)	11,500,000	12,405,725
5.25%, due 11/15/47 (c)	17,500,000	19,565,058
City of Corpus Christi TX, Utility System, Revenue Bonds, Junior Lien
Series A
3.00%, due 7/15/40	3,085,000	2,820,374
City of Dallas TX, Hotel Occupancy Tax, Revenue Bonds
4.00%, due 8/15/33	1,000,000	1,031,873
City of Donna TX, Tax & International Toll Bridge, Limited General Obligation
Insured: BAM
5.00%, due 2/15/30	1,035,000	1,081,859
City of Houston TX, Airport System, Revenue Bonds, Sub. Lien
Series A
4.00%, due 7/1/41 (b)	2,250,000	2,216,136
City of Houston TX, Limited General Obligation
Series A
5.00%, due 3/1/25	2,000,000	2,135,232
Series A
5.00%, due 3/1/29	4,250,000	4,678,082
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/26	565,000	593,318
5.00%, due 9/1/31	2,450,000	2,560,944
5.00%, due 9/1/34	1,550,000	1,619,833
City of Lubbock TX, Revenue Bonds
Insured: AGM-CR
4.00%, due 4/15/51	5,700,000	5,733,551
5.00%, due 4/15/32	1,300,000	1,473,521
City of San Antonio TX, Electric & Gas Systems, Revenue Bonds, Junior Lien
5.00%, due 2/1/26	800,000	866,552
5.00%, due 2/1/28	1,250,000	1,395,156
5.00%, due 2/1/40	2,000,000	2,257,569
	Principal Amount	Value

Texas (continued)
City of San Antonio TX, Electric & Gas Systems, Revenue Bonds, Junior Lien (continued)
5.00%, due 2/1/42	$ 2,545,000	$ 2,857,336
City of San Antonio TX, Electric & Gas Systems, Revenue Bonds
5.25%, due 2/1/25	13,100,000	14,002,200
Conroe Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
5.00%, due 2/15/27	3,750,000	4,154,979
County of Williamson TX, Limited General Obligation
4.00%, due 2/15/28	12,000,000	12,849,421
Dallas Area Rapid Transit, Revenue Bonds, Senior Lien
Series B
4.00%, due 12/1/36	8,000,000	8,321,269
Series A
5.00%, due 12/1/45	6,320,000	7,046,420
Series B
5.00%, due 12/1/47	21,380,000	23,837,513
Dallas County Hospital District, Limited General Obligation
5.00%, due 8/15/30	8,900,000	10,053,323
Dallas Fort Worth International Airport, Revenue Bonds
Series B, Insured: BAM
4.00%, due 11/1/35	21,040,000	21,520,568
Duncanville Independent School District, Unlimited General Obligation
Insured: PSF-GTD
3.00%, due 2/15/25	4,750,000	4,803,898
Fort Bend Independent School District, Unlimited General Obligation
Series C, Insured: PSF-GTD
5.00%, due 8/15/26	3,020,000	3,314,857
Grand Parkway Transportation Corp., Revenue Bonds, First Tier
Series C
4.00%, due 10/1/49	45,260,000	44,610,519
Grand Parkway Transportation Corp., Revenue Bonds
Series A
5.00%, due 10/1/35	1,500,000	1,649,151
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Grand Parkway Transportation Corp., Revenue Bonds (continued)
Series A
5.00%, due 10/1/43	$ 7,725,000	$ 8,362,057
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds
Series A
5.00%, due 7/1/38	3,780,000	4,065,836
Harris County Flood Control District, Limited General Obligation
Series A
5.00%, due 10/1/32	5,000,000	5,685,808
Love Field Airport Modernization Corp., Revenue Bonds (b)
Insured: AGM
4.00%, due 11/1/35	6,200,000	6,165,218
Insured: AGM
4.00%, due 11/1/36	7,000,000	6,945,562
Insured: AGM
4.00%, due 11/1/38	6,000,000	5,924,608
Insured: AGM
5.00%, due 11/1/33	9,610,000	10,605,464
Lower Colorado River Authority, LCRA Transmission Services Corp., Revenue Bonds
Insured: AGM-CR
5.00%, due 5/15/51	6,570,000	7,190,865
Series A
5.00%, due 5/15/51	6,200,000	6,748,035
North Texas Municipal Water District, Water System, Revenue Bonds
Series A
5.00%, due 9/1/27	5,500,000	6,160,450
North Texas Tollway Authority, North Texas Tollway System, Revenue Bonds
Series A
5.00%, due 1/1/34	1,400,000	1,467,579
Series A
5.00%, due 1/1/35	2,700,000	2,828,922
Series A, Insured: BAM
5.00%, due 1/1/38	8,575,000	9,069,982
State of Texas, Unlimited General Obligation
5.00%, due 4/1/25	4,080,000	4,374,924
	Principal Amount	Value

Texas (continued)
State of Texas, Unlimited General Obligation (continued)
Series B
5.00%, due 8/1/39 (c)	$ 2,000,000	$ 2,127,738
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A
5.00%, due 11/15/23	1,245,000	1,289,911
Series A
5.00%, due 11/15/24	1,305,000	1,377,496
Series A
5.00%, due 11/15/25	1,370,000	1,471,589
Series A
5.00%, due 11/15/26	1,190,000	1,294,870
Series B
5.00%, due 11/15/46	3,090,000	3,254,705
Texas Department of Housing & Community Affairs, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA
4.75%, due 1/1/49	15,000	15,512
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/26	3,450,000	3,651,351
5.00%, due 12/15/27	8,930,000	9,510,473
5.00%, due 12/15/30	6,000,000	6,471,082
5.00%, due 12/15/32	5,000,000	5,436,126
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply, Revenue Bonds
5.00%, due 12/15/28	4,650,000	4,976,474
Texas Municipal Power Agency, Transmission System, Revenue Bonds
Insured: AGM
3.00%, due 9/1/46	4,500,000	3,912,290
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC, Revenue Bonds, Senior Lien
4.00%, due 12/31/37	3,750,000	3,785,204
4.00%, due 12/31/38	2,750,000	2,768,806
4.00%, due 6/30/39	2,750,000	2,761,869
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

50	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM
4.00%, due 5/1/31	$ 1,000,000	$ 1,021,262
Insured: BAM
4.00%, due 5/1/32	1,295,000	1,321,159
Texas State University System, Revenue Bonds
Series A
4.00%, due 3/15/35	2,000,000	2,082,316
Texas Water Development Board, Revenue Bonds
4.00%, due 4/15/51	8,435,000	8,572,377
Town of Prosper TX, Certificates Of Obligation, Limited General Obligation
4.00%, due 2/15/31	1,235,000	1,312,520
Viridian Municipal Management District, Unlimited General Obligation
Series A, Insured: BAM
6.00%, due 12/1/32	500,000	544,217
West Harris County Regional Water Authority, Revenue Bonds
Insured: BAM
3.50%, due 12/15/46	7,465,000	7,027,368
5.00%, due 12/15/39	1,200,000	1,366,669
		442,053,170
U.S. Virgin Islands 1.0%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/30	12,555,000	13,102,554
Series A
5.00%, due 10/1/32	12,555,000	13,124,899
Series A
5.00%, due 10/1/39	37,670,000	38,589,528
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (d)	5,000,000	5,300,843
	Principal Amount	Value

U.S. Virgin Islands (continued)
Virgin Islands Public Finance Authority, United States Virgin Islands, Revenue Bonds
Series C, Insured: AGM-CR
5.00%, due 10/1/39	$ 5,120,000	$ 5,310,345
		75,428,169
Utah 2.9%
City of Salt Lake City UT, Airport, Revenue Bonds (b)
Series A
4.00%, due 7/1/41	10,685,000	10,440,990
Series A, Insured: AGM-CR
4.00%, due 7/1/51	54,680,000	52,291,107
Series A
5.00%, due 7/1/35	10,000,000	10,986,193
Series A
5.00%, due 7/1/42	16,840,000	17,720,133
Series A, Insured: BAM
5.00%, due 7/1/43	20,305,000	21,510,532
Series A
5.00%, due 7/1/47	5,000,000	5,249,675
Series A
5.00%, due 7/1/51	6,675,000	7,154,441
County of Utah UT, IHC Health Services, Inc., Revenue Bonds
Series A
4.00%, due 5/15/43	8,610,000	8,578,978
Series B
4.00%, due 5/15/47	1,670,000	1,670,602
Series A
5.00%, due 5/15/43	17,725,000	19,565,523
Intermountain Power Agency, Revenue Bonds (c)
Series A
5.00%, due 7/1/33	4,950,000	5,697,691
Series A
5.00%, due 7/1/45	16,295,000	18,160,706
Park City School District, Unlimited General Obligation
Insured: School Bond Guaranty
5.00%, due 2/1/24	2,300,000	2,411,990
State of Utah, Unlimited General Obligation
5.00%, due 7/1/26	1,700,000	1,874,690
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Charter School Finance Authority, Syracuse Arts Academy Project, Revenue Bonds
Series A, Insured: BAM UT CSCE
3.00%, due 4/15/42	$ 1,000,000	$ 842,630
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/45	2,225,000	2,217,393
Utah Housing Corp., Revenue Bonds
Series E, Insured: GNMA
2.00%, due 4/21/51	8,073,284	7,578,848
Utah Housing Corp., Mortgage-Backed, Revenue Bonds
Series H, Insured: GNMA
4.50%, due 10/21/48	771,104	779,273
Series J, Insured: GNMA
4.50%, due 12/21/48	951,743	967,665
Series A, Insured: GNMA
4.50%, due 1/21/49	2,065,760	2,100,318
Series B, Insured: GNMA
4.50%, due 2/21/49	1,367,168	1,390,039
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/38	1,990,000	2,180,758
5.00%, due 10/15/41	2,175,000	2,374,474
Utah Transit Authority, Revenue Bonds
Series 2018-2
4.00%, due 12/15/41	12,000,000	12,526,452
Utah Transit Authority, Sales Tax, Revenue Bonds
Insured: BAM
5.00%, due 12/15/40	2,780,000	3,091,278
Weber Basin Water Conservancy District, Revenue Bonds
Series A
5.00%, due 10/1/44	4,380,000	4,929,312
		224,291,691
Vermont 0.0% ‡
Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Revenue Bonds
4.00%, due 11/1/36	1,250,000	1,298,281
	Principal Amount	Value

Virginia 0.9%
Arlington County Industrial Development Authority, Virginia Hospital Center, Revenue Bonds
3.75%, due 7/1/50	$ 9,050,000	$ 8,400,883
4.00%, due 7/1/45	10,650,000	10,597,214
Fairfax County Industrial Development Authority, Inova Health System Project, Revenue Bonds
3.50%, due 5/15/39	5,500,000	5,314,466
Hampton Roads Transportation Accountability Commission, Revenue Bonds
Series A
4.00%, due 7/1/52	14,500,000	14,398,645
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/26	20,500,000	22,487,163
Lynchburg Economic Development Authority, Centra Health Obligated Group, Revenue Bonds
4.00%, due 1/1/37	1,350,000	1,354,154
4.00%, due 1/1/47	1,100,000	1,072,850
Virginia Housing Development Authority, Revenue Bonds
Series B
3.35%, due 5/1/54	3,475,000	2,974,054
		66,599,429
Washington 0.8%
Central Puget Sound Regional Transit Authority, Sales Tax & Motor Vehicle Excise Tax, Green Bond, Revenue Bonds
Series S-1
3.00%, due 11/1/36	3,700,000	3,409,286
Energy Northwest, Columbia Generating Station, Revenue Bonds
Series A
5.00%, due 7/1/33	6,300,000	7,235,702
State of Washington, Unlimited General Obligation
Series A
5.00%, due 8/1/42	4,500,000	5,131,223
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

52	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
University of Washington, Revenue Bonds
Series C
4.00%, due 12/1/30	$ 7,500,000	$ 7,738,749
Series B
4.00%, due 6/1/37	4,000,000	4,095,084
Series A
4.00%, due 4/1/38	1,860,000	1,916,519
Series A
4.00%, due 4/1/39	2,095,000	2,150,723
Series B
5.00%, due 6/1/37	2,515,000	2,671,490
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/32	1,330,000	1,470,909
Series A
5.00%, due 10/1/35	1,000,000	1,101,169
Series A
5.00%, due 10/1/38	1,175,000	1,289,407
Series A
5.00%, due 10/1/45	1,600,000	1,738,867
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B, Insured: AGM
3.00%, due 7/1/58	3,390,000	2,461,952
Series B, Insured: AGM
3.00%, due 7/1/58	20,140,000	14,626,463
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series 1N
4.00%, due 12/1/48	3,545,000	3,609,982
Series 1N
4.00%, due 6/1/49	220,000	224,166
		60,871,691
Wisconsin 0.5%
Public Finance Authority, Bayhealth Medical Center Project, Revenue Bonds
Series A, Insured: BAM
3.00%, due 7/1/50	14,645,000	11,596,065
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Appalachian Regional Healthcare System Obligated Group, Revenue Bonds
5.00%, due 7/1/39	$ 350,000	$ 374,328
State of Wisconsin, Unlimited General Obligation
Series B
5.00%, due 5/1/31	5,470,000	6,201,416
Series B
5.00%, due 5/1/32	3,920,000	4,428,698
Wisconsin Center District, Junior Dedicated, Revenue Bonds, Junior Lien
Series A
5.00%, due 12/15/31	3,165,000	3,228,553
Series A
5.00%, due 12/15/32	2,600,000	2,652,208
Wisconsin Health & Educational Facilities Authority, Aspirus, Inc. Obligated Group, Revenue Bonds
4.00%, due 8/15/46	11,100,000	10,630,781
Wisconsin Housing & Economic Development Authority, Revenue Bonds
Series D
4.00%, due 3/1/47	3,080,000	3,128,168
		42,240,217
Wyoming 0.1%
University of Wyoming, Revenue Bonds
Series C
5.00%, due 6/1/25	2,000,000	2,141,523
Wyoming Community Development Authority, Revenue Bonds
Series 3
4.00%, due 6/1/43	2,490,000	2,534,191
Series 1
4.00%, due 12/1/48	2,595,000	2,643,635
		7,319,349
Total Long-Term Municipal Bonds (Cost $7,614,258,992)		7,273,033,185
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes 2.5%
Alabama 0.6%
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
0.79%, due 10/1/52 (e)	$ 46,200,000	$ 45,079,742
California 0.2%
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series C
0.58%, due 7/1/47 (e)	13,550,000	13,514,962
Colorado 0.1%
E-470 Public Highway Authority, Revenue Bonds
Series B
0.538%, due 9/1/39 (e)	6,700,000	6,566,744
Georgia 0.1%
Development Authority of Appling County, Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/38 (e)	2,500,000	2,411,211
Development Authority of Burke County (The), Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/40 (e)	6,615,000	6,380,066
Development Authority of Monroe County (The), Oglethorpe Power Corp. Scherer Project, Revenue Bonds
Series A
1.50%, due 1/1/39 (e)	3,500,000	3,375,696
		12,166,973
Kentucky 0.2%
Kentucky Public Energy Authority, Revenue Bonds
Series A-2
1.388%, due 8/1/52 (e)	19,660,000	19,227,362
	Principal Amount	Value

New Jersey 0.3%
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
1.019%, due 1/1/24 (e)	$ 23,250,000	$ 23,356,153
New York 0.5%
City of New York NY, Limited General Obligation
Series 2
0.64%, due 4/1/42 (e)	9,900,000	9,900,000
Metropolitan Transportation Authority, Revenue Bonds
Series D-2B, Insured: AGM
0.738%, due 11/1/32 (e)	25,350,000	25,335,951
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series 2005B-4A
0.568%, due 1/1/32 (e)	2,691,108	2,685,781
		37,921,732
Texas 0.5%
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
1.235%, due 9/15/27 (e)	39,050,000	38,331,874
Total Short-Term Municipal Notes (Cost $199,174,367)		196,165,542
Total Investments (Cost $7,813,433,359)	96.2%	7,469,198,727
Other Assets, Less Liabilities	3.8	292,774,950
Net Assets	100.0%	$ 7,761,973,677

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Delayed delivery security.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

54	MainStay MacKay Tax Free Bond Fund

(e)
Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated
maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(6,400)	June 2022	$ (801,408,718)	$ (762,600,000)	$ 38,808,718
U.S. Treasury Long Bonds	(1,460)	June 2022	(222,130,240)	(205,403,750)	16,726,490
Net Unrealized Appreciation					$ 55,535,208

1.	As of April 30, 2022, cash in the amount of $15,990,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
BHAC—Berkshire Hathaway Assurance Corp.
CR—Custodial Receipts
FHA—Federal Housing Administration
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
ICC—Insured Custody Certificates
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
Q-SBLF—Qualified School Board Loan Fund
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 7,273,033,185	$ —	$ 7,273,033,185
Short-Term Municipal Notes	—	196,165,542	—	196,165,542
Total Municipal Bonds	—	7,469,198,727	—	7,469,198,727
Other Financial Instruments
Futures Contracts (b)	55,535,208	—	—	55,535,208
Total Investments in Securities and Other Financial Instruments	$ 55,535,208	$ 7,469,198,727	$ —	$ 7,524,733,935

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

56	MainStay MacKay Tax Free Bond Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (identified cost $7,813,433,359)	$7,469,198,727
Cash	152,136,297
Cash collateral on deposit at broker for futures contracts	15,990,000
Receivables:
Investment securities sold	188,021,146
Fund shares sold	162,593,558
Interest	90,300,612
Variation margin on futures contracts	196,117
Other assets	201,093
Total assets	8,078,637,550
Liabilities
Payables:
Investment securities purchased	267,664,828
Fund shares redeemed	39,502,256
Manager (See Note 3)	2,700,643
Transfer agent (See Note 3)	819,739
NYLIFE Distributors (See Note 3)	470,742
Custodian	36,096
Professional fees	7,029
Trustees	4,460
Accrued expenses	21,923
Distributions payable	5,436,157
Total liabilities	316,663,873
Net assets	$7,761,973,677
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$8,151,313
Additional paid-in-capital	8,363,783,227
8,371,934,540
Total distributable earnings (loss)	(609,960,863)
Net assets	$7,761,973,677
Class A
Net assets applicable to outstanding shares	$1,861,634,320
Shares of beneficial interest outstanding	195,544,876
Net asset value per share outstanding	$9.52
Maximum sales charge (4.50% of offering price)	0.45
Maximum offering price per share outstanding	$9.97
Investor Class
Net assets applicable to outstanding shares	$7,300,239
Shares of beneficial interest outstanding	763,387
Net asset value per share outstanding	$9.56
Maximum sales charge (4.00% of offering price)	0.40
Maximum offering price per share outstanding	$9.96
Class B
Net assets applicable to outstanding shares	$5,520,375
Shares of beneficial interest outstanding	580,033
Net asset value and offering price per share outstanding	$9.52
Class C
Net assets applicable to outstanding shares	$154,598,230
Shares of beneficial interest outstanding	16,235,218
Net asset value and offering price per share outstanding	$9.52
Class C2
Net assets applicable to outstanding shares	$3,317,311
Shares of beneficial interest outstanding	348,577
Net asset value and offering price per share outstanding	$9.52
Class I
Net assets applicable to outstanding shares	$5,032,102,313
Shares of beneficial interest outstanding	528,444,881
Net asset value and offering price per share outstanding	$9.52
Class R6
Net assets applicable to outstanding shares	$697,500,889
Shares of beneficial interest outstanding	73,214,346
Net asset value and offering price per share outstanding	$9.53
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$106,811,635
Expenses
Manager (See Note 3)	18,029,902
Distribution/Service—Class A (See Note 3)	3,115,631
Distribution/Service—Investor Class (See Note 3)	10,300
Distribution/Service—Class B (See Note 3)	15,973
Distribution/Service—Class C (See Note 3)	450,680
Distribution/Service—Class C2 (See Note 3)	10,894
Transfer agent (See Note 3)	3,185,184
Professional fees	234,775
Shareholder communication	170,484
Registration	149,932
Trustees	88,693
Custodian	76,937
Miscellaneous	128,972
Total expenses	25,668,357
Net investment income (loss)	81,143,278
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(254,448,890)
In-kind Transactions	34,551,632
Futures transactions	40,241,355
Net realized gain (loss)	(179,655,903)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(721,062,889)
Futures contracts	43,463,580
Net change in unrealized appreciation (depreciation)	(677,599,309)
Net realized and unrealized gain (loss)	(857,255,212)
Net increase (decrease) in net assets resulting from operations	$(776,111,934)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

58	MainStay MacKay Tax Free Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$81,143,278	$152,448,970
Net realized gain (loss)	(179,655,903)	52,825,004
Net change in unrealized appreciation (depreciation)	(677,599,309)	96,257,712
Net increase (decrease) in net assets resulting from operations	(776,111,934)	301,531,686
Distributions to shareholders:
Class A	(37,298,491)	(62,271,084)
Investor Class	(120,968)	(194,857)
Class B	(86,072)	(154,197)
Class C	(2,422,933)	(4,017,163)
Class C2	(41,423)	(28,298)
Class I	(91,095,324)	(123,894,470)
Class R6	(6,450,714)	(6,007,788)
Total distributions to shareholders	(137,515,925)	(196,567,857)
Capital share transactions:
Net proceeds from sales of shares	3,236,748,900	3,301,684,748
Net asset value of shares issued to shareholders in reinvestment of distributions	100,636,547	144,640,383
Cost of shares redeemed	(3,064,592,133)	(1,760,456,507)
Redemptions in-kind	(930,537,398)	—
Increase (decrease) in net assets derived from capital share transactions	(657,744,084)	1,685,868,624
Net increase (decrease) in net assets	(1,571,371,943)	1,790,832,453
Net Assets
Beginning of period	9,333,345,620	7,542,513,167
End of period	$7,761,973,677	$9,333,345,620
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.60	$10.43	$10.33	$9.80	$10.02	$10.18
Net investment income (loss)	0.08(a)	0.17(a)	0.26	0.30	0.31	0.31
Net realized and unrealized gain (loss)	(1.01)	0.23	0.11	0.53	(0.22)	(0.16)
Total from investment operations	(0.93)	0.40	0.37	0.83	0.09	0.15
Less distributions:
From net investment income	(0.12)	(0.23)	(0.27)	(0.30)	(0.31)	(0.31)
From net realized gain on investments	(0.03)	—	—	—	—	—
Total distributions	(0.15)	(0.23)	(0.27)	(0.30)	(0.31)	(0.31)
Net asset value at end of period	$9.52	$10.60	$10.43	$10.33	$9.80	$10.02
Total investment return (b)	(8.87)%	3.84%	3.66%	8.55%	0.94%	1.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.65%††	1.63%	2.04%	2.93%	3.15%	3.05%
Net expenses (c)	0.75%††	0.73%	0.75%	0.78%	0.80%	0.81%
Portfolio turnover rate	60% (d)(e)	39%(d)	72%(d)	38%(d)	40%	62%
Net assets at end of period (in 000’s)	$1,861,634	$3,134,090	$2,674,765	$1,728,643	$1,405,803	$1,564,955

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

60	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.65	$10.48	$10.38	$9.84	$10.06	$10.23
Net investment income (loss)	0.09(a)	0.17(a)	0.20	0.30	0.32	0.31
Net realized and unrealized gain (loss)	(1.03)	0.23	0.17	0.54	(0.22)	(0.17)
Total from investment operations	(0.94)	0.40	0.37	0.84	0.10	0.14
Less distributions:
From net investment income	(0.12)	(0.23)	(0.27)	(0.30)	(0.32)	(0.31)
From net realized gain on investments	(0.03)	—	—	—	—	—
Total distributions	(0.15)	(0.23)	(0.27)	(0.30)	(0.32)	(0.31)
Net asset value at end of period	$9.56	$10.65	$10.48	$10.38	$9.84	$10.06
Total investment return (b)	(8.93)%	3.80%	3.64%	8.63%	0.97%	1.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66%††	1.61%	2.04%	2.95%	3.17%	3.10%
Net expenses (c)	0.76%††	0.76%	0.76%	0.77%	0.78%	0.79%
Portfolio turnover rate	60% (d)(e)	39%(d)	72%(d)	38%(d)	40%	62%
Net assets at end of period (in 000's)	$7,300	$9,027	$9,334	$9,815	$9,690	$10,216

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.60	$10.43	$10.33	$9.80	$10.01	$10.18
Net investment income (loss)	0.07(a)	0.15(a)	0.12	0.27	0.29	0.28
Net realized and unrealized gain (loss)	(1.01)	0.22	0.23	0.53	(0.21)	(0.17)
Total from investment operations	(0.94)	0.37	0.35	0.80	0.08	0.11
Less distributions:
From net investment income	(0.11)	(0.20)	(0.25)	(0.27)	(0.29)	(0.28)
From net realized gain on investments	(0.03)	—	—	—	—	—
Total distributions	(0.14)	(0.20)	(0.25)	(0.27)	(0.29)	(0.28)
Net asset value at end of period	$9.52	$10.60	$10.43	$10.33	$9.80	$10.01
Total investment return (b)	(8.99)%	3.56%	3.38%	8.28%	0.81%	1.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%††	1.38%	1.80%	2.71%	2.92%	2.85%
Net expenses (c)	1.01%††	1.01%	1.01%	1.02%	1.03%	1.04%
Portfolio turnover rate	60% (d)(e)	39%(d)	72%(d)	38%(d)	40%	62%
Net assets at end of period (in 000’s)	$5,520	$7,006	$9,286	$12,354	$14,704	$17,068

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

62	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.60	$10.44	$10.34	$9.80	$10.02	$10.18
Net investment income (loss)	0.07(a)	0.15(a)	0.18	0.27	0.29	0.28
Net realized and unrealized gain (loss)	(1.01)	0.21	0.17	0.54	(0.22)	(0.16)
Total from investment operations	(0.94)	0.36	0.35	0.81	0.07	0.12
Less distributions:
From net investment income	(0.11)	(0.20)	(0.25)	(0.27)	(0.29)	(0.28)
From net realized gain on investments	(0.03)	—	—	—	—	—
Total distributions	(0.14)	(0.20)	(0.25)	(0.27)	(0.29)	(0.28)
Net asset value at end of period	$9.52	$10.60	$10.44	$10.34	$9.80	$10.02
Total investment return (b)	(8.99)%	3.46%	3.38%	8.39%	0.71%	1.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%††	1.37%	1.79%	2.69%	2.92%	2.85%
Net expenses (c)	1.01%††	1.01%	1.01%	1.02%	1.03%	1.04%
Portfolio turnover rate	60% (d)(e)	39%(d)	72%(d)	38%(d)	40%	62%
Net assets at end of period (in 000’s)	$154,598	$194,545	$220,146	$225,762	$213,883	$241,526

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31, 2020
Class C2		2021
Net asset value at beginning of period	$10.60	$10.43	$10.52
Net investment income (loss)	0.07(a)	0.12(a)	0.03
Net realized and unrealized gain (loss)	(1.02)	0.23	(0.09)
Total from investment operations	(0.95)	0.35	(0.06)
Less distributions:
From net investment income	(0.10)	(0.18)	(0.03)
From net realized gain on investments	(0.03)	—	—
Total distributions	(0.13)	(0.18)	(0.03)
Net asset value at end of period	$9.52	$10.60	$10.43
Total investment return (b)	(9.06)%	3.39%	(0.54)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28%††	1.12%	1.02%††
Net expenses (c)	1.16%††	1.15%	1.15%††
Portfolio turnover rate (d)	60%(e)	39%	72%
Net assets at end of period (in 000’s)	$3,317	$2,990	$251

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

64	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.60	$10.44	$10.34	$9.80	$10.02	$10.18
Net investment income (loss)	0.10(a)	0.20(a)	0.29	0.32	0.34	0.33
Net realized and unrealized gain (loss)	(1.02)	0.22	0.11	0.54	(0.22)	(0.16)
Total from investment operations	(0.92)	0.42	0.40	0.86	0.12	0.17
Less distributions:
From net investment income	(0.13)	(0.26)	(0.30)	(0.32)	(0.34)	(0.33)
From net realized gain on investments	(0.03)	—	—	—	—	—
Total distributions	(0.16)	(0.26)	(0.30)	(0.32)	(0.34)	(0.33)
Net asset value at end of period	$9.52	$10.60	$10.44	$10.34	$9.80	$10.02
Total investment return (b)	(8.76)%	4.00%	3.91%	8.93%	1.19%	1.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%††	1.87%	2.28%	3.14%	3.40%	3.31%
Net expenses (c)	0.50%††	0.48%	0.50%	0.52%	0.55%	0.56%
Portfolio turnover rate	60% (d)(e)	39%(d)	72%(d)	38%(d)	40%	62%
Net assets at end of period (in 000’s)	$5,032,102	$5,709,408	$4,430,985	$2,866,903	$1,320,591	$1,019,263

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	November 1, 2019^ through October 31,
Class R6		2021	2020
Net asset value at beginning of period	$10.61	$10.44	$10.34
Net investment income (loss)	0.10(a)	0.21(a)	0.27
Net realized and unrealized gain (loss)	(1.01)	0.22	0.13
Total from investment operations	(0.91)	0.43	0.40
Less distributions:
From net investment income	(0.14)	(0.26)	(0.30)
From net realized gain on investments	(0.03)	—	—
Total distributions	(0.17)	(0.26)	(0.30)
Net asset value at end of period	$9.53	$10.61	$10.44
Total investment return (b)	(8.72)%	4.15%	3.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06%††	1.92%	2.27%
Net expenses (c)	0.43%††	0.43%	0.44%
Portfolio turnover rate (d)	60%(e)	39%	72%
Net assets at end of period (in 000’s)	$697,501	$276,280	$197,746

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

66	MainStay MacKay Tax Free Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class C2	August 31, 2020
Class I	December 21, 2009
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A, Investor Class or SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to
67

Notes to Financial Statements (Unaudited) (continued)
the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited

68	MainStay MacKay Tax Free Bond Fund

trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency,
69

Notes to Financial Statements (Unaudited) (continued)
interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately 18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under

70	MainStay MacKay Tax Free Bond Fund

Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2022, 96.0% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$55,535,208	$55,535,208
Total Fair Value	$55,535,208	$55,535,208

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$40,241,355	$40,241,355
Total Net Realized Gain (Loss)	$40,241,355	$40,241,355

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$43,463,580	$43,463,580
Total Net Change in Unrealized Appreciation (Depreciation)	$43,463,580	$43,463,580

Average Notional Amount	Total
Futures Contracts Short	$(868,096,979)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
71

Notes to Financial Statements (Unaudited) (continued)
Effective February 28, 2022, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; 0.39% from $5 billion to $7 billion; 0.38% from $7 billion to $9 billion; and 0.37% in excess of $9 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended April 30, 2022, the effective management fee rate was 0.41%, inclusive of a fee for fund accounting services of 0.01% of the Fund's average daily net assets.
Prior to February 28, 2022, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; 0.39% from $5 billion to $7 billion; and 0.38% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $18,029,902 and paid the Subadvisor in the amount of $8,787,376. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $20,209 and $830, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2022, of $143,589, $628 and $7,172, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and

72	MainStay MacKay Tax Free Bond Fund

any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$937,014	$—
Investor Class	3,249	—
Class B	2,519	—
Class C	71,082	—
Class C2	1,321	—
Class I	2,161,645	—
Class R6	8,354	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$23,334	0.7%
Class R6	24,643	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$7,913,117,761	$29,893,498	$(473,812,532)	$(443,919,034)
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$1,569,420
Exempt Interest Dividends	194,998,437
Total	$196,567,857
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month
73

Notes to Financial Statements (Unaudited) (continued)
period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities and in-kind transactions, were $5,573,386 and $5,166,126, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	106,507,259	$1,090,752,386
Shares issued to shareholders in reinvestment of distributions	3,095,392	32,020,358
Shares redeemed	(120,961,666)	(1,232,079,450)
Shares redeemed in connection with in-kind transactions	(88,883,335)	(930,537,398)
Net increase (decrease) in shares outstanding before conversion	(100,242,350)	(1,039,844,104)
Shares converted into Class A (See Note 1)	144,574	1,455,884
Shares converted from Class A (See Note 1)	(14,784)	(152,739)
Net increase (decrease)	(100,112,560)	$(1,038,540,959)
Year ended October 31, 2021:
Shares sold	99,478,301	$1,062,918,922
Shares issued to shareholders in reinvestment of distributions	5,084,065	54,338,767
Shares redeemed	(65,780,209)	(702,941,180)
Net increase (decrease) in shares outstanding before conversion	38,782,157	414,316,509
Shares converted into Class A (See Note 1)	681,707	7,257,068
Shares converted from Class A (See Note 1)	(159,616)	(1,709,072)
Net increase (decrease)	39,304,248	$419,864,505

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	25,733	$270,640
Shares issued to shareholders in reinvestment of distributions	11,050	114,294
Shares redeemed	(98,018)	(1,029,173)
Net increase (decrease) in shares outstanding before conversion	(61,235)	(644,239)
Shares converted into Investor Class (See Note 1)	8,262	85,887
Shares converted from Investor Class (See Note 1)	(31,432)	(331,867)
Net increase (decrease)	(84,405)	$(890,219)
Year ended October 31, 2021:
Shares sold	161,146	$1,727,078
Shares issued to shareholders in reinvestment of distributions	17,057	183,105
Shares redeemed	(115,386)	(1,241,105)
Net increase (decrease) in shares outstanding before conversion	62,817	669,078
Shares converted into Investor Class (See Note 1)	53,106	568,532
Shares converted from Investor Class (See Note 1)	(158,778)	(1,706,829)
Net increase (decrease)	(42,855)	$(469,219)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	508	$5,290
Shares issued to shareholders in reinvestment of distributions	7,854	80,920
Shares redeemed	(79,827)	(818,867)
Net increase (decrease) in shares outstanding before conversion	(71,465)	(732,657)
Shares converted from Class B (See Note 1)	(9,622)	(100,266)
Net increase (decrease)	(81,087)	$(832,923)
Year ended October 31, 2021:
Shares sold	981	$10,463
Shares issued to shareholders in reinvestment of distributions	13,643	145,760
Shares redeemed	(201,005)	(2,144,217)
Net increase (decrease) in shares outstanding before conversion	(186,381)	(1,987,994)
Shares converted from Class B (See Note 1)	(42,736)	(456,262)
Net increase (decrease)	(229,117)	$(2,444,256)

74	MainStay MacKay Tax Free Bond Fund

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	759,974	$7,825,263
Shares issued to shareholders in reinvestment of distributions	184,451	1,900,462
Shares redeemed	(2,986,955)	(30,501,074)
Net increase (decrease) in shares outstanding before conversion	(2,042,530)	(20,775,349)
Shares converted from Class C (See Note 1)	(70,428)	(719,374)
Net increase (decrease)	(2,112,958)	$(21,494,723)
Year ended October 31, 2021:
Shares sold	3,305,683	$35,365,767
Shares issued to shareholders in reinvestment of distributions	290,475	3,105,096
Shares redeemed	(5,862,251)	(62,577,165)
Net increase (decrease) in shares outstanding before conversion	(2,266,093)	(24,106,302)
Shares converted from Class C (See Note 1)	(479,209)	(5,096,642)
Net increase (decrease)	(2,745,302)	$(29,202,944)

Class C2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	76,274	$802,842
Shares issued to shareholders in reinvestment of distributions	4,038	41,423
Shares redeemed	(13,904)	(141,277)
Net increase (decrease)	66,408	$702,988
Year ended October 31, 2021:
Shares sold	258,813	$2,765,102
Shares issued to shareholders in reinvestment of distributions	2,647	28,298
Shares redeemed	(3,318)	(35,775)
Net increase (decrease)	258,142	$2,757,625

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	138,655,467	$1,423,526,241
Shares issued to shareholders in reinvestment of distributions	6,453,091	66,313,520
Shares redeemed	(124,960,433)	(1,262,711,497)
Net increase (decrease) in shares outstanding before conversion	20,148,125	227,128,264
Shares converted into Class I (See Note 1)	38,204	399,823
Shares converted from Class I (See Note 1)	(30,202,055)	(302,719,722)
Net increase (decrease)	(10,015,726)	$(75,191,635)
Year ended October 31, 2021:
Shares sold	196,260,720	$2,100,235,655
Shares issued to shareholders in reinvestment of distributions	8,112,416	86,740,578
Shares redeemed	(89,967,840)	(962,334,386)
Net increase (decrease) in shares outstanding before conversion	114,405,296	1,224,641,847
Shares converted into Class I (See Note 1)	142,757	1,529,574
Shares converted from Class I (See Note 1)	(639,170)	(6,825,840)
Net increase (decrease)	113,908,883	$1,219,345,581

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	71,440,281	$713,566,238
Shares issued to shareholders in reinvestment of distributions	16,162	165,570
Shares redeemed	(54,421,358)	(537,310,795)
Net increase (decrease) in shares outstanding before conversion	17,035,085	176,421,013
Shares converted into Class R6 (See Note 1)	30,201,966	302,719,722
Shares converted from Class R6 (See Note 1)	(64,639)	(637,348)
Net increase (decrease)	47,172,412	$478,503,387
Year ended October 31, 2021:
Shares sold	9,221,629	$98,661,761
Shares issued to shareholders in reinvestment of distributions	9,235	98,779
Shares redeemed	(2,727,931)	(29,182,679)
Net increase (decrease) in shares outstanding before conversion	6,502,933	69,577,861
Shares converted into Class R6 (See Note 1)	636,397	6,804,674
Shares converted from Class R6 (See Note 1)	(33,992)	(365,203)
Net increase (decrease)	7,105,338	$76,017,332
75

Notes to Financial Statements (Unaudited) (continued)
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

76	MainStay MacKay Tax Free Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life
77

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s

78	MainStay MacKay Tax Free Bond Fund

investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
79

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed an additional management fee and subadvisory fee breakpoint for the Fund, effective February 28, 2022.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.

80	MainStay MacKay Tax Free Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
81

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

82	MainStay MacKay Tax Free Bond Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2. This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4. Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5.  An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737619MS086-22
MST10-06/22
(NYLIM) NL215

MainStay MacKay U.S. Infrastructure Bond Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1/3/1995	-12.77%	-11.72%	0.29%	0.68%	0.96%
		Excluding sales charges		-8.66	-7.56	1.22	1.15	0.96
Investor Class Shares	Maximum 4% Initial Sales Charge	With sales charges	2/28/2008	-12.42	-11.51	-0.01	0.41	1.33
		Excluding sales charges		-8.77	-7.82	0.92	0.87	1.33
Class B Shares[4]	Maximum 5% CDSC	With sales charges	5/1/1986	-13.64	-13.05	-0.23	0.11	2.08
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-9.15	-8.54	0.15	0.11	2.08
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-10.05	-9.44	0.17	0.12	2.08
	if Redeemed Within One Year of Purchase	Excluding sales charges		-9.15	-8.54	0.17	0.12	2.08
Class I Shares	No Sales Charge		1/2/2004	-8.57	-7.36	1.48	1.40	0.71
Class R6 Shares	No Sales Charge		11/1/2019	-8.42	-7.29	N/A	-0.96	0.56

1.
Effective February 28, 2019 and June 21, 2019, the Fund modified its principal investment strategies. The past performance in the bar chart and table prior to those dates reflects the Fund’s prior principal investment strategies.

2.	Not annualized.
3.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg 5-10 Year Taxable Municipal Bond Index[2]	-9.86%	-9.24%	2.03%	2.78%
Morningstar Intermediate Core Bond Category Average[3]	-9.42	-8.75	1.05	1.78

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Fund has selected the Bloomberg 5-10 Year Taxable Municipal Bond Index as its primary benchmark. The Bloomberg 5-10 Year Taxable Municipal Bond Index is the
5-10 year component of the Bloomberg Taxable Municipal Bond Index.

3.
The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity)
typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay U.S. Infrastructure Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Infrastructure Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$913.40	$4.03	$1,020.58	$4.26	0.85%
Investor Class Shares	$1,000.00	$912.30	$5.55	$1,018.99	$5.86	1.17%
Class B Shares	$1,000.00	$908.50	$9.09	$1,015.27	$9.59	1.92%
Class C Shares	$1,000.00	$908.50	$9.09	$1,015.27	$9.59	1.92%
Class I Shares	$1,000.00	$914.30	$2.85	$1,021.82	$3.01	0.60%
Class R6 Shares	$1,000.00	$915.80	$2.52	$1,022.17	$2.66	0.53%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	New York City Transitional Finance Authority, 2.50%-4.00%, due 2/1/28–5/1/43
2.	Los Angeles Community College District, 5.52%-7.53%, due 8/1/29
3.	California Health Facilities Financing Authority, 2.584%-3.378%, due 6/1/28–6/1/33
4.	Maryland Economic Development Corp., 4.00%-5.00%, due 6/1/26–12/31/41
5.	New York State Dormitory Authority, 1.748%-4.946%, due 3/15/28–8/1/48
6.	California Statewide Communities Development Authority, 2.14%-2.34%, due 4/1/30–4/1/32
7.	City of Chicago IL, 5.00%-7.781%, due 1/1/34–1/1/35
8.	State of Illinois, 4.31%-6.875%, due 3/1/23–4/1/35
9.	County of Cook IL, 5.79%-6.36%, due 11/15/29–11/15/34
10.	State of New York, 1.84%, due 3/15/30

8	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke, CFA, John Lawlor and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay U.S. Infrastructure Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay MacKay U.S. Infrastructure Bond Fund returned −8.57%, outperforming the −9.86% return of the Fund’s benchmark, the Bloomberg 5–10 Year Taxable Municipal Bond Index (the “Index”). Over the same period, Class I shares also outperformed the −9.42% return of the Morningstar Intermediate Core Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The reporting period started with rising inflation expectations that were fueled by strong consumer demand, supply-chain constraints and labor wage pressures. The municipal market demonstrated less volatility than the Treasury market and ended 2021 with positive returns. However, during the last four months of the reporting period, municipal bond yields rose sharply with rising interest rates. The market began to sell off due to higher inflation and the expectation, and subsequent confirmation, that the U.S. Federal Reserve (the “Fed”) would seek to tighten monetary conditions at a faster pace. This contributed to a flattening of the municipal yield curve2 as short-term yields rose more than longer-term yields. (Contributions take weightings and total returns into account.) The municipal market began to see record high outflows, and this tighter liquidity, combined with the rise in rates, led to negative absolute performance across all sectors. Performance in short-end maturities outperformed long-end maturities.
During the reporting period, the Fund outperformed the Index primarily due to an underweight allocation to bonds rated AAA and AA.3 In addition, an underweight allocation to New York holdings aided relative results. Conversely, overweight exposure to bonds maturing 10 years and over detracted from the relative performance, as did overweight exposure to the state of Illinois.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
As mentioned above, late in the reporting period, U.S. Treasury rates rose significantly as the Fed took a more hawkish stance against inflation, indicating more rate hikes in the year ahead. This had a direct influence on the shape of the yield curve, resulting in a widening in credit spreads4 as well as a higher overall level of interest rates.
What was the Fund’s duration5 strategy during the reporting period?
As relative value investors, the team aims to keep the Fund’s duration within a neutral range relative to that of the Index. At the end of the reporting period, the Fund's modified duration to worst6 was 5.55 years, while the Index modified duration to worst was 5.93 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, state general obligation, special tax and education assisted the Fund’s relative performance. Overweight exposure to the hospital and water & sewer sectors detracted from relative results.
Did the Fund have any significant purchases or sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, would have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margins, there were increases to
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.
Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

the special tax and industrial development revenue sectors. Additional increases included exposures to the state of New York, fifteen-year-and-over bonds and AAA-rated credits. Conversely, there were reductions in the Fund’s exposures in the state general obligation and water and sewer sectors, the state of Texas and bonds rated AA and A.7
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held an overweight position relative to the Index in the hospital and transportation sectors. From a geographic perspective, the Fund held overweight exposure to Illinois credits. As of the same date, the Fund held underweight exposure in the state general obligation and special tax sectors, as well as bonds rated AAA and AA.
7.
An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Long-Term Bonds 90.7%
Corporate Bonds 5.6%
Commercial Services 1.6%
Howard University
Series 2020, Insured: AGM
2.516%, due 10/1/25	$ 1,230,000	$ 1,160,960
Series 2020, Insured: AGM
2.657%, due 10/1/26	1,500,000	1,395,961
Leland Stanford Junior University (The)
1.289%, due 6/1/27	2,000,000	1,793,758
Mather Foundation
Series 2021
2.675%, due 10/1/31	5,000,000	4,439,753
		8,790,432
Electric 0.2%
Duke Energy Florida Project Finance LLC
Series 2026
2.538%, due 9/1/29	1,100,000	1,049,080
Healthcare-Services 3.8%
Ascension Health
Series B
2.532%, due 11/15/29	3,000,000	2,744,505
Banner Health
2.48%, due 1/1/32	3,000,000	2,626,997
Beth Israel Lahey Health, Inc.
Series L
2.22%, due 7/1/28	2,500,000	2,230,171
OhioHealth Corp.
2.297%, due 11/15/31	4,500,000	3,917,405
Rogers Memorial Hospital, Inc.
Series 2019
2.631%, due 7/1/26	1,080,000	1,032,548
Series 2019
2.988%, due 7/1/29	505,000	455,591
Series 2019
3.188%, due 7/1/31	640,000	568,309
Series 2019
3.792%, due 7/1/39	2,480,000	2,165,566
Southeast Alaska Regional Health Consortium
Insured: AGM
2.262%, due 7/1/31	3,000,000	2,574,035
Sun Health Services
Series 19B
2.98%, due 11/15/27	960,000	884,575
	Principal Amount	Value

Healthcare-Services (continued)
Toledo Hospital (The)
Series B
5.325%, due 11/15/28	$ 2,000,000	$ 2,065,468
		21,265,170
Total Corporate Bonds (Cost $33,706,393)		31,104,682
Municipal Bonds 85.1%
Alaska 0.5%
Alaska Municipal Bond Bank Authority Revenue Bonds
Series 2
2.122%, due 12/1/31	3,210,000	2,782,073
Arizona 1.4%
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project Revenue Bonds
Series B, Insured: BAM
3.10%, due 6/1/25	600,000	596,403
Arizona Industrial Development Authority, Voyager Foundation Inc., Project Revenue Bonds
Series 2020
3.65%, due 10/1/29	1,115,000	1,021,635
Series 2020
3.90%, due 10/1/34	1,900,000	1,670,581
Arizona School Facilities Board, Qualified School Construction Bonds Certificate of Participation
6.00%, due 9/1/27	4,000,000	4,482,533
		7,771,152
California 20.2%
Anaheim Housing and Public Improvements Authority, Water System Revenue Bonds
Series B
2.273%, due 10/1/30	1,000,000	891,767
Antelope Valley Community College District Unlimited General Obligation
2.338%, due 8/1/31	2,000,000	1,743,712
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Bay Area Toll Authority Revenue Bonds
Series F-1
2.069%, due 4/1/31	$ 3,065,000	$ 2,646,610
Series F-1
2.574%, due 4/1/31	1,500,000	1,379,504
California Educational Facilities Authority, Chapman University Revenue Bonds
Series A
3.661%, due 4/1/33	3,300,000	3,142,520
California Health Facilities Financing Authority, Personal Income Tax, No Place Like Home Program Revenue Bonds, Senior Lien
2.584%, due 6/1/29	3,000,000	2,731,337
2.864%, due 6/1/31	4,000,000	3,590,619
2.984%, due 6/1/33	2,370,000	2,077,802
California Health Facilities Financing Authority, No Place Like Home Program Revenue Bonds
3.378%, due 6/1/28	2,000,000	1,943,507
California Infrastructure and Economic Development Bank, J. David Gladstone Institutes (The) Revenue Bonds
3.20%, due 10/1/29	1,785,000	1,701,027
California Municipal Finance Authority, Harvey Mudd College Revenue Bonds
2.262%, due 12/1/30	1,520,000	1,368,540
California Statewide Communities Development Authority, Front Porch Communities & Services Revenue Bonds
Series B
2.14%, due 4/1/30	5,395,000	4,627,587
Series B
2.34%, due 4/1/32	1,975,000	1,642,318
California Statewide Communities Development Authority, Buck Institute for Research on Aging Revenue Bonds
Insured: AGM
2.148%, due 11/15/30	3,725,000	3,308,438
	Principal Amount	Value

California (continued)
City of Inglewood CA Revenue Bonds
Series A, Insured: AGM
4.35%, due 9/1/47	$ 1,000,000	$ 897,230
City of Los Angeles CA, Department of Airports Customer Facility Charge, Green Bond Revenue Bonds
Series A, Insured: AGM
3.158%, due 5/15/29	1,280,000	1,214,312
Series A, Insured: AGM
3.258%, due 5/15/30	1,250,000	1,180,566
City of Montebello CA Revenue Bonds
Insured: AGM
3.343%, due 6/1/31	1,000,000	938,485
Insured: AGM
3.393%, due 6/1/32	1,000,000	927,974
City of San Buenaventura CA, Water Revenue Revenue Bonds
2.727%, due 1/1/40	2,755,000	2,307,361
Coast Community College District Unlimited General Obligation
2.588%, due 8/1/29	2,565,000	2,392,927
El Cajon Redevelopment Agency, Cajon Redevelopment Project Tax Allocation
Insured: AGM-CR AMBAC
7.70%, due 10/1/30	1,990,000	2,359,028
Foothill-Eastern Transportation Corridor Agency Revenue Bonds, Senior Lien
Series B, Insured: AGM
2.291%, due 1/15/33	1,700,000	1,455,828
Inglewood Joint Powers Authority, City of Inglewood Revenue Bonds
Insured: BAM
3.469%, due 8/1/29	1,000,000	968,086
La Quinta Redevelopment Agency Successor Agency Tax Allocation
2.354%, due 9/1/30	1,475,000	1,321,051
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Los Angeles Community College District, Election 2003 Unlimited General Obligation
Series B
5.52%, due 8/1/29	$ 2,250,000	$ 2,437,268
Los Angeles Community College District, Election 2008 Unlimited General Obligation
Series B
7.53%, due 8/1/29	7,250,000	8,769,202
Lynwood Housing Authority Revenue Bonds
4.00%, due 9/1/29	2,370,000	2,237,530
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
Series C
2.46%, due 3/1/31	1,130,000	996,296
Port of Oakland Revenue Bonds, Senior Lien
Series R
2.099%, due 5/1/30	2,500,000	2,174,962
Riverside County Infrastructure Financing Authority, County of Riverside Revenue Bonds
Series B
1.976%, due 11/1/28	6,555,000	5,804,442
Riverside County Transportation Commission Revenue Bonds, Senior Lien
Series A
2.627%, due 6/1/31	1,200,000	1,041,879
San Bernardino Community College District, Election 2018 Unlimited General Obligation
Series A-1
2.64%, due 8/1/29	3,500,000	3,242,825
San Diego County Regional Transportation Commission Revenue Bonds
Series A
2.499%, due 4/1/30	2,000,000	1,855,016
	Principal Amount	Value

California (continued)
San Francisco City & County Airport Commission, International Airport Revenue Bonds
Series B
5.00%, due 5/1/46 (a)	$ 5,000,000	$ 5,191,993
San Joaquin Hills Transportation Corridor Agency Revenue Bonds, Senior Lien
Series B, Insured: AGM
2.571%, due 1/15/30	3,500,000	3,166,409
Santa Clarita Community College District Unlimited General Obligation
2.632%, due 8/1/28	500,000	478,958
2.682%, due 8/1/29	600,000	569,935
2.762%, due 8/1/30	600,000	568,462
2.812%, due 8/1/31	650,000	612,443
Santa Monica Community College District, Election 2016 (b) Unlimited General Obligation
Series B-1
3.415%, due 8/1/27	1,000,000	996,113
Series B-1
3.527%, due 8/1/28	1,030,000	1,026,664
Series B-1
3.697%, due 8/1/29	1,960,000	1,959,580
Solano County Community College District Unlimited General Obligation
2.717%, due 8/1/29	450,000	427,896
2.817%, due 8/1/30	575,000	544,646
2.867%, due 8/1/31	675,000	634,824
2.917%, due 8/1/32	650,000	606,942
2.967%, due 8/1/33	630,000	584,307
State of California, Various Purpose Unlimited General Obligation
1.70%, due 2/1/28	2,000,000	1,813,910
1.75%, due 11/1/30	4,615,000	3,971,635
Transbay Joint Powers Authority, Green Bond Tax Allocation, Senior Lien
Series 2020A
3.58%, due 10/1/32	2,730,000	2,730,107
University of California Revenue Bonds
Series BD
3.349%, due 7/1/29	2,825,000	2,723,172
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
University of California Revenue Bonds (continued)
Series AJ
4.601%, due 5/15/31	$ 3,000,000	$ 3,114,874
West Contra Costa Unified School District Unlimited General Obligation
Series B, Insured: AGM
2.121%, due 8/1/31	1,000,000	894,788
Yosemite Community College District Unlimited General Obligation
2.457%, due 8/1/30	2,000,000	1,856,975
		111,792,189
Colorado 1.6%
Colorado Bridge Enterprise, Central 70 Project Revenue Bonds
Series A
2.543%, due 12/31/32	5,670,000	5,236,508
Colorado Housing and Finance Authority Revenue Bonds
Series G-1, Insured: GNMA
3.65%, due 11/1/46	810,000	808,645
Denver City & County School District No. 1 Unlimited General Obligation
Series C, Insured: State Aid Withholding
5.664%, due 12/1/33	1,000,000	1,127,709
Metro Wastewater Reclamation District Revenue Bonds
Series B
5.775%, due 4/1/29	1,700,000	1,867,107
		9,039,969
Connecticut 1.5%
City of Bridgeport CT Unlimited General Obligation
Series D, Insured: BAM
2.913%, due 9/15/28	1,650,000	1,579,153
City of Waterbury CT Unlimited General Obligation
Series C
2.492%, due 9/1/31	2,855,000	2,570,470
	Principal Amount	Value

Connecticut (continued)
State of Connecticut Bradley International Airport CFC, Ground Transportation Center Project Revenue Bonds
Series B
3.024%, due 7/1/25	$ 2,045,000	$ 1,989,632
3.431%, due 7/1/28	1,195,000	1,129,678
Town of Hamden CT Unlimited General Obligation
Series B, Insured: BAM
2.80%, due 8/1/31	1,250,000	1,161,599
		8,430,532
Delaware 0.1%
Delaware Municipal Electric Corp. (The), Middletown & Seaford Project Revenue Bonds
Series B, Insured: BAM
4.35%, due 10/1/34	500,000	483,428
District of Columbia 0.7%
District of Columbia Revenue Bonds
Series B
2.632%, due 3/1/30	1,000,000	937,067
Metropolitan Washington Airports Authority Dulles Toll Road Revenue Bonds, Senior Lien
Series B, Insured: AGM
2.824%, due 10/1/32	1,550,000	1,362,076
Washington Convention & Sports Authority Revenue Bonds, Senior Lien
Series C
1.93%, due 10/1/28	1,600,000	1,457,259
		3,756,402
Florida 3.4%
City of Deltona FL, Utility System Revenue Bonds
Insured: BAM
2.539%, due 10/1/41	1,250,000	973,218
City of Miami FL, Street & Sidewalk Improvement Program Revenue Bonds
Series B, Insured: AGM
4.592%, due 1/1/33 (c)	1,115,000	1,158,429
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
City of Miramar FL Revenue Bonds
2.183%, due 10/1/32	$ 1,000,000	$ 882,747
County of Miami-Dade FL, Seaport Department Revenue Bonds
Series A-3, Insured: AGM
2.162%, due 10/1/32	1,500,000	1,227,622
County of Miami-Dade FL, Aviation Revenue Bonds
Series E
2.449%, due 10/1/29	1,000,000	890,203
Series B
3.275%, due 10/1/29	2,715,000	2,558,510
County of Miami-Dade FL, Water & Sewer System Revenue Bonds
Series C
2.601%, due 10/1/29	2,145,000	1,996,383
JEA Electric System Revenue Bonds
Series D
5.582%, due 10/1/27	3,500,000	3,700,996
Miami-Dade County Health Facilities Authority, Nicklaus Children's Hospital Revenue Bonds
Series B
2.014%, due 8/1/27	2,085,000	1,902,269
Series A
4.00%, due 8/1/51	1,500,000	1,463,786
St. Johns County Industrial Development Authority, Flagler Health Revenue Bonds
Series B, Insured: AGM
2.538%, due 10/1/30	2,500,000	2,188,960
		18,943,123
Georgia 0.6%
Municipal Electric Authority of Georgia, Project One Subordinated Bonds Revenue Bonds
Series B
2.117%, due 1/1/28	1,000,000	911,091
Series B
2.897%, due 1/1/35	3,080,000	2,658,357
		3,569,448
	Principal Amount	Value

Guam 1.9%
Antonio B Won Pat International Airport Authority Revenue Bonds
Series A
2.499%, due 10/1/25	$ 740,000	$ 696,899
Series A
2.699%, due 10/1/26	610,000	566,854
Series A
2.899%, due 10/1/27	825,000	756,629
Series A
3.099%, due 10/1/28	765,000	694,087
Guam Government Waterworks Authority Revenue Bonds
Series B
2.75%, due 7/1/30	6,500,000	5,775,192
Series B
3.25%, due 7/1/34	2,000,000	1,767,652
Port Authority of Guam Revenue Bonds
Series C
4.532%, due 7/1/27	500,000	500,812
		10,758,125
Hawaii 0.9%
City & County of Honolulu HI, Build America Bonds Unlimited General Obligation
Series A
5.518%, due 12/1/28	2,400,000	2,659,255
State of Hawaii Unlimited General Obligation
Series GE
2.042%, due 10/1/31	1,320,000	1,140,915
State of Hawaii Airports System, Customer Facility Charge Revenue Bonds
Series A
3.14%, due 7/1/47	1,500,000	1,170,619
		4,970,789
Idaho 0.4%
Idaho Housing & Finance Association, Gem Prep: Meridian Project Revenue Bonds
Series A, Insured: School Bond Guaranty
4.00%, due 5/1/42	2,220,000	2,096,515
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Illinois 8.3%
City of Chicago Heights IL Unlimited General Obligation
Series A, Insured: BAM
7.25%, due 12/1/34	$ 3,815,000	$ 4,799,838
City of Chicago IL Unlimited General Obligation
Series A
5.00%, due 1/1/34	6,340,000	6,760,216
City of Chicago IL, Taxable Project Unlimited General Obligation
Series C-1, Insured: BAM
7.781%, due 1/1/35	2,195,000	2,764,801
City of Galesburg IL, Knox College Project Revenue Bonds
Series B
1.922%, due 10/1/24	1,000,000	954,686
County of Cook IL Unlimited General Obligation
Series C
5.79%, due 11/15/29	5,000,000	5,293,827
County of Cook IL, Build America Bonds Unlimited General Obligation
Insured: AGM-CR
6.229%, due 11/15/34	1,725,000	2,050,402
Series B
6.36%, due 11/15/33	1,500,000	1,750,100
Lake County Community Unit School District No. 187 North Chicago Unlimited General Obligation
Series A, Insured: BAM
4.25%, due 1/1/29	750,000	765,505
Series A, Insured: BAM
4.25%, due 1/1/30	750,000	763,095
Sales Tax Securitization Corp. Revenue Bonds, Second Lien
Series B, Insured: BAM
2.857%, due 1/1/31	3,000,000	2,775,572
Sales Tax Securitization Corp. Revenue Bonds
3.372%, due 1/1/31	2,300,000	2,198,000
Sangamon County Water Reclamation District, Alternative Revenue Source Unlimited General Obligation
Series B
2.907%, due 1/1/34	1,885,000	1,626,364
	Principal Amount	Value

Illinois (continued)
State of Illinois Unlimited General Obligation
Series B
4.31%, due 4/1/23	$ 500,000	$ 505,775
5.10%, due 6/1/33	4,605,000	4,715,130
State of Illinois, Build America Bonds Unlimited General Obligation
5.95%, due 3/1/23	450,000	461,060
Series 3, Insured: AGM-CR
6.725%, due 4/1/35	1,510,000	1,714,586
Insured: AGM-CR
6.875%, due 7/1/25	2,000,000	2,101,845
State of Illinois Sales Tax Revenue Bonds, Junior Lien
Series B
2.159%, due 6/15/29	2,250,000	1,971,079
Series B
2.359%, due 6/15/31	2,500,000	2,124,775
		46,096,656
Indiana 0.2%
Indiana University Revenue Bonds
Series B
2.19%, due 6/1/30	1,000,000	893,125
Kentucky 1.7%
Kenton County Airport Board, Customer Facility Charge Revenue Bonds
3.826%, due 1/1/29	925,000	927,733
4.489%, due 1/1/39	2,500,000	2,550,704
4.689%, due 1/1/49	1,400,000	1,424,387
Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds
Series B, Insured: AGM
4.435%, due 12/1/38	2,000,000	1,979,480
Kentucky State Property & Building Commission Revenue Bonds
Series C
5.373%, due 11/1/25	2,375,000	2,462,456
		9,344,760
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana 1.0%
City of Bossier City LA, Utilities Revenue Bonds
Insured: BAM
2.00%, due 10/1/30	$ 1,650,000	$ 1,487,034
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
Series A
2.952%, due 5/1/41	5,000,000	4,210,535
		5,697,569
Maryland 2.4%
City of Baltimore MD, Water Project Revenue Bonds
Series B
1.925%, due 7/1/31	1,045,000	887,136
County of Baltimore MD, Build America Bonds Unlimited General Obligation
4.90%, due 11/1/32	1,000,000	1,099,153
Maryland Community Development Administration, Department of Housing & Community Development Revenue Bonds
Series D
2.644%, due 3/1/50	1,235,000	1,200,514
Maryland Economic Development Corp., Seagirt Marine Terminal Project Revenue Bonds
Series B
4.00%, due 6/1/26	3,650,000	3,609,830
Series B
4.125%, due 6/1/29	580,000	563,779
Series B
4.125%, due 6/1/30	500,000	481,343
Maryland Economic Development Corp., Purple Line Light Project, Green Bond (a) Revenue Bonds
Series B
5.00%, due 6/30/41	2,500,000	2,610,422
Series B
5.00%, due 12/31/41	2,500,000	2,610,422
		13,062,599
	Principal Amount	Value

Massachusetts 1.5%
Massachusetts Development Finance Agency, Lesley University Revenue Bonds
Series B
3.165%, due 7/1/32	$ 1,705,000	$ 1,550,973
Massachusetts Development Finance Agency, Wellforce Obligated Group Revenue Bonds
Series B, Insured: AGM
4.496%, due 7/1/33	2,545,000	2,562,821
Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, Senior Lien
Series A
2.455%, due 7/1/30	2,500,000	2,210,235
Series A
2.555%, due 7/1/31	2,050,000	1,792,554
		8,116,583
Michigan 1.5%
City of Grand Rapids MI, Sanitary Sewer System Revenue Bonds
2.012%, due 1/1/32	2,000,000	1,758,716
Michigan Finance Authority, Local Government Loan Program Revenue Bonds
Series C-1, Insured: State Aid Direct Deposit
3.585%, due 11/1/35	1,000,000	931,917
Series E, Insured: State Aid Direct Deposit
8.369%, due 11/1/35	715,000	925,193
Michigan Strategic Fund, Flint Water Advocacy Fund Project Revenue Bonds
Series A
2.128%, due 9/1/31	5,000,000	4,392,323
		8,008,149
Missouri 0.2%
Health & Educational Facilities Authority of the State of Missouri, A.T. STILL University of Health Sciences Revenue Bonds
Series B
2.744%, due 10/1/26	1,185,000	1,148,486
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
New Jersey 3.7%
Casino Reinvestment Development Authority, Inc. Revenue Bonds
Series B, Insured: NATL-RE
5.46%, due 6/1/25	$ 2,105,000	$ 2,119,725
City of Vineland NJ Unlimited General Obligation
3.193%, due 4/15/29	1,175,000	1,132,963
New Jersey Economic Development Authority, State Pension Funding Bonds Revenue Bonds
Series A, Insured: NATL-RE
7.425%, due 2/15/29	5,534,000	6,317,997
New Jersey Educational Facilities Authority, The College Of New Jersey Revenue Bonds
Series G, Insured: BAM
3.459%, due 7/1/32	1,330,000	1,296,437
New Jersey Transportation Trust Fund Authority, Transportation System Revenue Bonds
Series B
2.631%, due 6/15/24	4,150,000	4,065,386
South Jersey Transportation Authority Revenue Bonds
Series B, Insured: BAM
2.381%, due 11/1/27	1,750,000	1,645,399
Series B
3.12%, due 11/1/26	500,000	474,056
Series B
3.36%, due 11/1/28	1,000,000	932,389
State of New Jersey Unlimited General Obligation
Series A
2.85%, due 6/1/32	2,000,000	1,810,717
Series A, Insured: BAM
2.90%, due 6/1/33	1,000,000	894,658
		20,689,727
New York 12.2%
Brookhaven Local Development Corp., Long Island Community Hospital Project Revenue Bonds
Series B
4.50%, due 10/1/25	2,565,000	2,560,333
	Principal Amount	Value

New York (continued)
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation Revenue Bonds
Series B, Insured: AGM-CR
6.00%, due 10/1/30	$ 1,855,000	$ 2,078,998
City of New York NY Unlimited General Obligation
Series D
1.823%, due 8/1/30	2,150,000	1,810,243
Series A-3
2.52%, due 8/1/27	2,000,000	1,902,498
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue Bonds
Series A
5.00%, due 11/15/48	5,000,000	5,487,843
New York City Industrial Development Agency, Yankee Stadium Project Revenue Bonds
Series B, Insured: AGM
2.681%, due 3/1/33	1,500,000	1,297,377
New York City Transitional Finance Authority, Future Tax Secured Revenue Bonds
Series D-3
2.50%, due 11/1/33	1,150,000	969,719
Series F-2
3.35%, due 2/1/28	7,000,000	6,827,281
Series C
4.00%, due 5/1/43	3,500,000	3,477,623
New York Liberty Development Corp. Revenue Bonds
Series 1WTC
4.00%, due 2/15/43	1,500,000	1,508,365
New York Power Authority, Green Transmission Project Revenue Bonds
Series A, Insured: AGM
4.00%, due 11/15/47	3,000,000	2,994,852
New York Power Authority Revenue Bonds
Series A, Insured: AGM
5.749%, due 11/15/33	1,000,000	1,157,188
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds
1.748%, due 3/15/28	6,655,000	5,932,103
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, State Personal Income Tax Revenue Bonds (continued)
Series B
3.059%, due 3/15/28	$ 1,000,000	$ 954,587
Series B
3.159%, due 3/15/29	2,000,000	1,878,715
New York State Dormitory Authority, Montefiore Obligated Group Revenue Bonds
Series B, Insured: AGM
4.946%, due 8/1/48	1,000,000	1,007,866
New York State Energy Research & Development Authority, Residential Solar And Energy Efficiency Financing, Green Bond Revenue Bonds
Series A
3.62%, due 4/1/25	750,000	750,742
Series A
3.77%, due 4/1/26	1,045,000	1,045,806
Series A
3.927%, due 4/1/27	995,000	1,002,125
New York State Urban Development Corp., Personal Income Tax Revenue Bonds
Series C
4.00%, due 3/15/45	2,000,000	1,984,265
New York Transportation Development Corp., Terminal 4 JFK International Airport Project Revenue Bonds
5.00%, due 12/1/29 (a)	5,000,000	5,319,850
Port Authority of New York & New Jersey, Consolidated 159th Revenue Bonds
Series B
6.04%, due 12/1/29	4,345,000	4,902,854
State of New York Unlimited General Obligation
Series B
1.84%, due 3/15/30	10,000,000	8,759,790
Triborough Bridge & Tunnel Authority Revenue Bonds
Series A-2
5.45%, due 11/15/32	1,985,000	2,185,847
		67,796,870
	Principal Amount	Value

Ohio 4.3%
American Municipal Power, Inc., Hydroelectric Projects Revenue Bonds
Series D
3.014%, due 2/15/31	$ 2,000,000	$ 1,866,483
Series C
7.334%, due 2/15/28	4,000,000	4,540,732
City of Cleveland OH, Airport System Revenue Bonds
Series A, Insured: BAM
2.882%, due 1/1/31	1,400,000	1,253,709
Dayton Metro Library Unlimited General Obligation
2.676%, due 12/1/29	2,035,000	1,902,912
JobsOhio Beverage System Revenue Bonds
Series B
3.985%, due 1/1/29	2,050,000	2,061,943
Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds
2.419%, due 11/15/30	1,245,000	1,130,509
2.519%, due 11/15/31	1,655,000	1,491,020
5.438%, due 11/15/32	3,650,000	4,057,013
Summit County Development Finance Authority, Franciscan University of Steubenville Project Revenue Bonds
Series B
5.125%, due 11/1/48	1,000,000	1,031,495
Series A
6.00%, due 11/1/48 (c)	1,750,000	1,901,619
University of Cincinnati Revenue Bonds
Series B
2.533%, due 6/1/29	2,500,000	2,303,269
		23,540,704
Oklahoma 0.7%
Oklahoma Municipal Power Authority, Power Suply System Revenue Bonds
Series B, Insured: AGM
2.151%, due 1/1/31	1,500,000	1,311,547
Series B, Insured: AGM
2.251%, due 1/1/32	1,450,000	1,252,220
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Oklahoma (continued)
Oklahoma Municipal Power Authority, Power Suply System Revenue Bonds (continued)
Series B, Insured: AGM
2.351%, due 1/1/33	$ 1,475,000	$ 1,259,794
		3,823,561
Oregon 2.2%
Oregon State Facilities Authority, Lewis & Clark College Project Revenue Bonds
Series A
2.486%, due 10/1/35	4,000,000	3,232,033
Oregon State Lottery Revenue Bonds
Series B
3.487%, due 4/1/28	2,570,000	2,540,701
Port of Portland Airport OR, Portland International Airport Customer Facility Charge Revenue Bonds
4.067%, due 7/1/39	1,000,000	949,845
State of Oregon, Department of Transportation Revenue Bonds, Senior Lien
Series B
1.66%, due 11/15/31	1,000,000	816,338
State of Oregon Unlimited General Obligation
5.892%, due 6/1/27	4,500,000	4,878,519
		12,417,436
Pennsylvania 3.2%
Authority Improvement Municipalities, Carlow University Revenue Bonds
Series B
5.00%, due 11/1/53	1,000,000	893,336
County of Beaver PA Unlimited General Obligation
Series B, Insured: BAM
3.979%, due 11/15/29	1,805,000	1,838,394
	Principal Amount	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Build America Bonds Revenue Bonds
Series B
6.532%, due 6/15/39	$ 1,495,000	$ 1,789,238
Pennsylvania Higher Educational Facilities Authority, Widener University Revenue Bonds
Series B
2.789%, due 7/15/30	2,080,000	1,863,056
Philadelphia Authority for Industrial Development Revenue Bonds
2.216%, due 4/15/28	2,250,000	2,047,872
Reading Area Water Authority, Green Bond Revenue Bonds
Insured: BAM
2.209%, due 12/1/28	2,345,000	2,166,505
Insured: BAM
2.309%, due 12/1/29	2,390,000	2,196,739
Insured: BAM
2.439%, due 12/1/31	3,295,000	2,986,113
State Public School Building Authority, School District of Philadelphia (The) Revenue Bonds
Series A, Insured: State Aid Withholding
3.046%, due 4/1/28	1,920,000	1,821,156
		17,602,409
Rhode Island 0.4%
Rhode Island Commerce Corp., Historic Structures Tax Credit Financing Program Revenue Bonds
Series A
3.297%, due 5/1/28	1,000,000	977,262
Rhode Island Turnpike & Bridge Authority Revenue Bonds
Series 1
2.761%, due 12/1/29	1,570,000	1,468,915
		2,446,177
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Tennessee 0.7%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Lipscomb University Project Revenue Bonds
Series B
4.409%, due 10/1/34	$ 1,280,000	$ 1,235,002
Tennessee Energy Acquisition Corp. Revenue Bonds
Series A
4.00%, due 5/1/48 (d)	2,500,000	2,520,451
		3,755,453
Texas 2.6%
City of Austin TX, Rental Car Special Facility Revenue Bonds
Insured: AGM
1.71%, due 11/15/29	1,645,000	1,417,147
City of Garland TX, Electric Utility System Revenue Bonds
Series B, Insured: AGM
2.172%, due 3/1/32	1,000,000	868,093
City of Lubbock TX Revenue Bonds
Insured: AGM-CR
4.00%, due 4/15/51	1,920,000	1,931,301
Gainesville Hospital District Limited General Obligation
Series A
4.753%, due 8/15/23	1,520,000	1,552,225
Pflugerville Independent School District Unlimited General Obligation
Insured: PSF-GTD
4.25%, due 2/15/30	1,500,000	1,590,947
Port of Corpus Christi Authority of Nueces County Revenue Bonds, Senior Lien
Series B
4.875%, due 12/1/38	2,000,000	2,142,870
San Antonio Education Facilities Corp., University of the Incarnate Word Project Revenue Bonds
Series B
2.50%, due 4/1/29	1,000,000	884,321
	Principal Amount	Value

Texas (continued)
San Antonio Education Facilities Corp., University of the Incarnate Word Project Revenue Bonds (continued)
Series B
2.65%, due 4/1/30	$ 1,100,000	$ 963,209
Series B
2.73%, due 4/1/31	750,000	647,558
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center Obligated Group Revenue Bonds
Insured: AGM
2.411%, due 9/1/31	2,350,000	2,091,865
Wylie Independent School District Unlimited General Obligation
Series B, Insured: PSF-GTD
(zero coupon), due 8/15/43	1,220,000	522,557
		14,612,093
U.S. Virgin Islands 1.1%
Matching Fund Special Purpose Securitization Corp. Revenue Bonds
Series B
6.00%, due 10/1/25	5,875,000	5,848,674
Utah 0.6%
County of Salt Lake UT, Convention Hotel Revenue Bonds
5.25%, due 10/1/34 (c)	3,610,000	3,493,710
Virginia 1.5%
Farmville Industrial Development Authority, Longwood University Student Housing Project Revenue Bonds
Series B
5.00%, due 1/1/34	2,000,000	1,958,407
Fredericksburg Economic Development Authority, Fredericksburg Stadium Project Revenue Bonds
Series A
4.00%, due 9/1/29 (c)	2,150,000	2,176,468
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia Resources Authority, Infrastructure Revenue Revenue Bonds
Series C, Insured: Moral Obligation
2.55%, due 11/1/28	$ 2,050,000	$ 1,954,398
Virginia Small Business Financing Authority, 95 Express Lanes LLC Revenue Bonds, Senior Lien
4.00%, due 7/1/40 (a)	2,050,000	1,972,138
		8,061,411
Washington 0.9%
Klickitat County Public Utility District No. 1 Revenue Bonds
Series B, Insured: AGM
2.803%, due 12/1/29	700,000	659,067
Northwest Open Access Network Revenue Bonds
1.95%, due 12/1/28	1,865,000	1,691,810
2.04%, due 12/1/29	1,000,000	898,288
Spokane Public Facilities District Revenue Bonds
Series B
1.996%, due 12/1/30	2,000,000	1,775,473
		5,024,638
West Virginia 0.5%
County of Ohio WV, Special District Excise Tax Revenue Bonds
Series A
4.00%, due 3/1/40	3,500,000	3,012,369
Wisconsin 0.5%
State of Wisconsin Revenue Bonds
Series A
2.399%, due 5/1/30	2,000,000	1,798,523
State of Wisconsin Unlimited General Obligation
Series 2
2.444%, due 5/1/30	1,250,000	1,152,321
		2,950,844
Total Municipal Bonds (Cost $507,666,348)		471,837,748
	Principal Amount	Value
U.S. Government & Federal Agencies 0.0% ‡
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0% ‡
FHLMC Gold Pools, 30 Year
4.00%, due 10/1/48	$ 130,323	$ 131,947
6.50%, due 4/1/37	23,689	26,134
		158,081
Government National Mortgage Association (Mortgage Pass-Through Security) 0.0% ‡
GNMA I, 30 Year
6.50%, due 4/15/31	95,392	102,927
Total U.S. Government & Federal Agencies (Cost $251,685)		261,008
Total Long-Term Bonds (Cost $541,624,426)		503,203,438

	Shares
Short-Term Investments 8.4%
Affiliated Investment Company 6.6%
MainStay U.S. Government Liquidity Fund, 0.397% (e)	36,237,013	36,237,013

	Principal Amount
Short-Term Municipal Notes 1.8%
County of Sacramento CA Insured: AGM
1.938%, due7/10/30 (f)	2,500,000	2,494,741
Virginia Small Business Financing Authority
2.00%, due12/31/23 (f)(g)	7,500,000	7,501,798
Total Short-Term Municipal Notes (Cost $9,995,143)		9,996,539
Total Short-Term Investments (Cost $46,232,156)		46,233,552
Total Investments (Cost $587,856,582)	99.1%	549,436,990
Other Assets, Less Liabilities	0.9	5,209,801
Net Assets	100.0%	$ 554,646,791

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Interest on these securities was subject to alternative minimum tax.
(b)	Delayed delivery security.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay MacKay U.S. Infrastructure Bond Fund

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2022.
(e)	Current yield as of April 30, 2022.
(f)
Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated
maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 44,540	$ 218,606	$ (226,909)	$ —	$ —	$ 36,237	$ 5	$ —	36,237
Futures Contracts
As of April 30, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Notes	(370)	June 2022	$ (46,717,431)	$ (44,087,813)	$ 2,629,618

1.	As of April 30, 2022, cash in the amount of $629,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2022.

Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
GNMA—Government National Mortgage Association
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 31,104,682	$ —	$ 31,104,682
Municipal Bonds	—	471,837,748	—	471,837,748
U.S. Government & Federal Agencies	—	261,008	—	261,008
Total Long-Term Bonds	—	503,203,438	—	503,203,438
Short-Term Investments
Affiliated Investment Company	36,237,013	—	—	36,237,013
Short-Term Municipal Notes	—	9,996,539	—	9,996,539
Total Short-Term Investments	36,237,013	9,996,539	—	46,233,552
Total Investments in Securities	36,237,013	513,199,977	—	549,436,990
Other Financial Instruments
Futures Contracts (b)	2,629,618	—	—	2,629,618
Total Investments in Securities and Other Financial Instruments	$ 38,866,631	$ 513,199,977	$ —	$ 552,066,608

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24	MainStay MacKay U.S. Infrastructure Bond Fund

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $551,619,569)	$513,199,977
Investment in affiliated investment companies, at value (identified cost $36,237,013)	36,237,013
Cash collateral on deposit at broker for futures contracts	629,000
Receivables:
Investment securities sold	12,277,874
Dividends and interest	5,289,949
Fund shares sold	2,218,717
Variation margin on futures contracts	75,155
Other assets	64,909
Total assets	569,992,594
Liabilities
Due to custodian	3,460,586
Payables:
Investment securities purchased	9,321,170
Fund shares redeemed	1,829,263
Manager (See Note 3)	184,873
Transfer agent (See Note 3)	114,262
Professional fees	37,852
NYLIFE Distributors (See Note 3)	29,463
Custodian	19,859
Shareholder communication	15,277
Trustees	272
Accrued expenses	1,380
Distributions payable	331,546
Total liabilities	15,345,803
Net assets	$554,646,791
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$700,007
Additional paid-in-capital	602,524,155
603,224,162
Total distributable earnings (loss)	(48,577,371)
Net assets	$554,646,791
Class A
Net assets applicable to outstanding shares	$93,043,036
Shares of beneficial interest outstanding	11,850,686
Net asset value per share outstanding	$7.85
Maximum sales charge (4.50% of offering price)	0.37
Maximum offering price per share outstanding	$8.22
Investor Class
Net assets applicable to outstanding shares	$15,771,384
Shares of beneficial interest outstanding	1,999,721
Net asset value per share outstanding	$7.89
Maximum sales charge (4.00% of offering price)	0.33
Maximum offering price per share outstanding	$8.22
Class B
Net assets applicable to outstanding shares	$885,037
Shares of beneficial interest outstanding	112,731
Net asset value and offering price per share outstanding	$7.85
Class C
Net assets applicable to outstanding shares	$5,982,303
Shares of beneficial interest outstanding	762,172
Net asset value and offering price per share outstanding	$7.85
Class I
Net assets applicable to outstanding shares	$309,808,729
Shares of beneficial interest outstanding	39,019,980
Net asset value and offering price per share outstanding	$7.94
Class R6
Net assets applicable to outstanding shares	$129,156,302
Shares of beneficial interest outstanding	16,255,436
Net asset value and offering price per share outstanding	$7.95
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$7,521,429
Dividends-affiliated	5,231
Total income	7,526,660
Expenses
Manager (See Note 3)	1,488,243
Transfer agent (See Note 3)	366,937
Distribution/Service—Class A (See Note 3)	129,807
Distribution/Service—Investor Class (See Note 3)	21,338
Distribution/Service—Class B (See Note 3)	5,719
Distribution/Service—Class C (See Note 3)	32,321
Registration	61,663
Professional fees	41,934
Custodian	38,355
Shareholder communication	26,602
Trustees	6,021
Miscellaneous	13,207
Total expenses before waiver/reimbursement	2,232,147
Expense waiver/reimbursement from Manager (See Note 3)	(251,769)
Net expenses	1,980,378
Net investment income (loss)	5,546,282
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(13,819,656)
Futures transactions	1,847,125
Net realized gain (loss)	(11,972,531)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(49,325,338)
Futures contracts	2,056,136
Net change in unrealized appreciation (depreciation)	(47,269,202)
Net realized and unrealized gain (loss)	(59,241,733)
Net increase (decrease) in net assets resulting from operations	$(53,695,451)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26	MainStay MacKay U.S. Infrastructure Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,546,282	$9,528,665
Net realized gain (loss)	(11,972,531)	4,665,614
Net change in unrealized appreciation (depreciation)	(47,269,202)	(930,526)
Net increase (decrease) in net assets resulting from operations	(53,695,451)	13,263,753
Distributions to shareholders:
Class A	(1,787,374)	(2,956,871)
Investor Class	(263,056)	(450,420)
Class B	(14,143)	(28,456)
Class C	(75,756)	(145,405)
Class I	(5,850,415)	(9,030,341)
Class R6	(2,632,330)	(3,572,136)
Total distributions to shareholders	(10,623,074)	(16,183,629)
Capital share transactions:
Net proceeds from sales of shares	160,455,758	319,836,169
Net asset value of shares issued to shareholders in reinvestment of distributions	7,364,924	11,662,330
Cost of shares redeemed	(164,819,938)	(221,362,280)
Increase (decrease) in net assets derived from capital share transactions	3,000,744	110,136,219
Net increase (decrease) in net assets	(61,317,781)	107,216,343
Net Assets
Beginning of period	615,964,572	508,748,229
End of period	$554,646,791	$615,964,572
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$8.74	$8.77	$8.64	$7.93	$8.33	$8.56
Net investment income (loss) (a)	0.07	0.13	0.16	0.21	0.19	0.17
Net realized and unrealized gain (loss)	(0.82)	0.07	0.14	0.71	(0.40)	(0.22)
Total from investment operations	(0.75)	0.20	0.30	0.92	(0.21)	(0.05)
Less distributions:
From net investment income	(0.07)	(0.13)	(0.17)	(0.21)	(0.19)	(0.18)
From net realized gain on investments	(0.07)	(0.10)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	—	—
Total distributions	(0.14)	(0.23)	(0.17)	(0.21)	(0.19)	(0.18)
Net asset value at end of period	$7.85	$8.74	$8.77	$8.64	$7.93	$8.33
Total investment return (b)	(8.66)%	2.36%	3.45%	11.76%	(2.54)%	(0.60)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.68%††	1.49%	1.84%	2.52%	2.31%	2.07%
Net expenses (c)	0.85%††	0.85%	0.85%	0.89%	1.00%	1.00%
Expenses (before waiver/reimbursement) (c)	0.95%††	0.96%	0.98%	1.02%	1.04%	1.00%
Portfolio turnover rate	45%(d)	51%(d)	89%(d)	124%(d)	58%(e)	20%(e)
Net assets at end of period (in 000’s)	$93,043	$111,626	$103,475	$84,513	$68,269	$82,828

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 6% for the years ended October 31, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$8.78	$8.81	$8.68	$7.97	$8.36	$8.59
Net investment income (loss) (a)	0.06	0.10	0.14	0.19	0.16	0.15
Net realized and unrealized gain (loss)	(0.82)	0.07	0.13	0.71	(0.39)	(0.23)
Total from investment operations	(0.76)	0.17	0.27	0.90	(0.23)	(0.08)
Less distributions:
From net investment income	(0.06)	(0.10)	(0.14)	(0.19)	(0.16)	(0.15)
From net realized gain on investments	(0.07)	(0.10)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	—	—
Total distributions	(0.13)	(0.20)	(0.14)	(0.19)	(0.16)	(0.15)
Net asset value at end of period	$7.89	$8.78	$8.81	$8.68	$7.97	$8.36
Total investment return (b)	(8.77)%	2.02%	3.14%	11.36%	(2.72)%	(0.91)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%††	1.16%	1.57%	2.21%	1.98%	1.77%
Net expenses (c)	1.17%††	1.17%	1.15%	1.21%	1.33%	1.30%
Expenses (before waiver/reimbursement) (c)	1.32%††	1.33%	1.28%	1.35%	1.44%	1.30%
Portfolio turnover rate	45%(d)	51%(d)	89%(d)	124%(d)	58%(e)	20%(e)
Net assets at end of period (in 000's)	$15,771	$17,994	$19,459	$20,520	$21,012	$24,187

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 6% for the years ended October 31, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$8.74	$8.77	$8.64	$7.94	$8.33	$8.56
Net investment income (loss) (a)	0.02	0.04	0.07	0.12	0.10	0.08
Net realized and unrealized gain (loss)	(0.81)	0.07	0.14	0.70	(0.39)	(0.22)
Total from investment operations	(0.79)	0.11	0.21	0.82	(0.29)	(0.14)
Less distributions:
From net investment income	(0.03)	(0.04)	(0.08)	(0.12)	(0.10)	(0.09)
From net realized gain on investments	(0.07)	(0.10)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	—	—
Total distributions	(0.10)	(0.14)	(0.08)	(0.12)	(0.10)	(0.09)
Net asset value at end of period	$7.85	$8.74	$8.77	$8.64	$7.94	$8.33
Total investment return (b)	(9.15)%	1.28%	2.39%	10.46%	(3.46)%	(1.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59%††	0.42%	0.85%	1.46%	1.23%	1.01%
Net expenses (c)	1.92%††	1.92%	1.90%	1.96%	2.08%	2.05%
Expenses (before waiver/reimbursement) (c)	2.07%††	2.08%	2.03%	2.10%	2.19%	2.05%
Portfolio turnover rate	45%(d)	51%(d)	89%(d)	124%(d)	58%(e)	20%(e)
Net assets at end of period (in 000’s)	$885	$1,343	$1,902	$2,621	$3,224	$4,730

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 6% for the years ended October 31, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

30	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$8.74	$8.77	$8.64	$7.93	$8.32	$8.55
Net investment income (loss) (a)	0.03	0.04	0.08	0.12	0.10	0.08
Net realized and unrealized gain (loss)	(0.82)	0.07	0.13	0.71	(0.39)	(0.22)
Total from investment operations	(0.79)	0.11	0.21	0.83	(0.29)	(0.14)
Less distributions:
From net investment income	(0.03)	(0.04)	(0.08)	(0.12)	(0.10)	(0.09)
From net realized gain on investments	(0.07)	(0.10)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	—	—
Total distributions	(0.10)	(0.14)	(0.08)	(0.12)	(0.10)	(0.09)
Net asset value at end of period	$7.85	$8.74	$8.77	$8.64	$7.93	$8.32
Total investment return (b)	(9.15)%	1.27%	2.38%	10.59%	(3.46)%	(1.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.64%††	0.42%	0.88%	1.47%	1.23%	1.00%
Net expenses (c)	1.92%††	1.92%	1.90%	1.96%	2.08%	2.05%
Expenses (before waiver/reimbursement) (c)	2.07%††	2.08%	2.02%	2.10%	2.19%	2.05%
Portfolio turnover rate	45%(d)	51%(d)	89%(d)	124%(d)	58%(e)	20%(e)
Net assets at end of period (in 000’s)	$5,982	$6,481	$8,708	$14,152	$7,612	$9,472

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 6% for the years ended October 31, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$8.84	$8.87	$8.73	$8.02	$8.42	$8.64
Net investment income (loss) (a)	0.08	0.15	0.17	0.24	0.21	0.20
Net realized and unrealized gain (loss)	(0.83)	0.07	0.16	0.71	(0.40)	(0.22)
Total from investment operations	(0.75)	0.22	0.33	0.95	(0.19)	(0.02)
Less distributions:
From net investment income	(0.08)	(0.15)	(0.19)	(0.24)	(0.21)	(0.20)
From net realized gain on investments	(0.07)	(0.10)	—	—	—	—
Return of capital	—	—	—	(0.00)‡	—	—
Total distributions	(0.15)	(0.25)	(0.19)	(0.24)	(0.21)	(0.20)
Net asset value at end of period	$7.94	$8.84	$8.87	$8.73	$8.02	$8.42
Total investment return (b)	(8.57)%	2.58%	3.78%	11.95%	(2.26)%	(0.23)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%††	1.71%	1.97%	2.64%	2.56%	2.33%
Net expenses (c)	0.60%††	0.60%	0.60%	0.60%	0.75%	0.75%
Expenses (before waiver/reimbursement) (c)	0.70%††	0.71%	0.72%	0.74%	0.79%	0.75%
Portfolio turnover rate	45%(d)	51%(d)	89%(d)	124%(d)	58%(e)	20%(e)
Net assets at end of period (in 000’s)	$309,809	$329,021	$292,000	$177,305	$5,003	$6,926

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 52% and 6% for the years ended October 31, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

32	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	November 1, 2019^ through October 31,
Class R6		2021	2020
Net asset value at beginning of period	$8.84	$8.87	$8.72
Net investment income (loss) (a)	0.08	0.16	0.19
Net realized and unrealized gain (loss)	(0.82)	0.07	0.15
Total from investment operations	(0.74)	0.23	0.34
Less distributions:
From net investment income	(0.08)	(0.16)	(0.19)
From net realized gain on investments	(0.07)	(0.10)	—
Total distributions	(0.15)	(0.26)	(0.19)
Net asset value at end of period	$7.95	$8.84	$8.87
Total investment return (b)	(8.42)%	2.65%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97%††	1.77%	2.16%
Net expenses (c)	0.53%††	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.56%††	0.56%	0.58%
Portfolio turnover rate (d)	45%	51%	89%
Net assets at end of period (in 000’s)	$129,156	$149,500	$83,204

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay U.S. Infrastructure Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R6	November 1, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes

34	MainStay MacKay U.S. Infrastructure Bond Fund

exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited
35

Notes to Financial Statements (Unaudited) (continued)
trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

36	MainStay MacKay U.S. Infrastructure Bond Fund

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2022, the Fund did not have any portfolio securities on loan.
37

Notes to Financial Statements (Unaudited) (continued)
(I) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2022, are shown in the Portfolio of Investments.
(J) Government, Infrastructure Investment and Municipal Bond Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.
Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.
Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value, and/or the distributions paid by the Fund.
(K) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum

38	MainStay MacKay U.S. Infrastructure Bond Fund

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$2,629,618	$2,629,618
Total Fair Value	$2,629,618	$2,629,618

(a)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$1,847,125	$1,847,125
Total Net Realized Gain (Loss)	$1,847,125	$1,847,125

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$2,056,136	$2,056,136
Total Net Change in Unrealized Appreciation (Depreciation)	$2,056,136	$2,056,136

Average Notional Amount	Total
Futures Contracts Short	$(45,937,031)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's
Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.50% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.85% and Class R6, 0.53%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of basis points of the Class A shares waiver/ reimbursement to Investor Class, Class B, Class C and Class I shares. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $1,488,243 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $251,769 and paid the Subadvisor fees in the amount of $618,237.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or
39

Notes to Financial Statements (Unaudited) (continued)
procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $1,001 and $928, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares during the six-month period ended April 30, 2022, of $5,356 and $9, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$71,923	$—
Investor Class	43,831	(4,663)
Class B	2,973	(308)
Class C	16,354	(1,558)
Class I	229,007	—
Class R6	2,849	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$24,386	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$588,027,016	$423,560	$(39,013,586)	$(38,590,026)
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$16,183,629

40	MainStay MacKay U.S. Infrastructure Bond Fund

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR, whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $253,487 and $264,911, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	555,137	$4,687,370
Shares issued to shareholders in reinvestment of distributions	193,935	1,654,652
Shares redeemed	(1,735,286)	(14,624,858)
Net increase (decrease) in shares outstanding before conversion	(986,214)	(8,282,836)
Shares converted into Class A (See Note 1)	64,249	548,934
Net increase (decrease)	(921,965)	$(7,733,902)
Year ended October 31, 2021:
Shares sold	3,243,597	$28,520,389
Shares issued to shareholders in reinvestment of distributions	312,146	2,745,125
Shares redeemed	(2,814,703)	(24,731,219)
Net increase (decrease) in shares outstanding before conversion	741,040	6,534,295
Shares converted into Class A (See Note 1)	233,023	2,040,783
Net increase (decrease)	974,063	$8,575,078

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	32,024	$272,992
Shares issued to shareholders in reinvestment of distributions	30,011	257,328
Shares redeemed	(103,886)	(884,189)
Net increase (decrease) in shares outstanding before conversion	(41,851)	(353,869)
Shares converted into Investor Class (See Note 1)	11,570	98,743
Shares converted from Investor Class (See Note 1)	(19,807)	(167,305)
Net increase (decrease)	(50,088)	$(422,431)
Year ended October 31, 2021:
Shares sold	46,213	$407,507
Shares issued to shareholders in reinvestment of distributions	49,608	438,291
Shares redeemed	(192,589)	(1,701,261)
Net increase (decrease) in shares outstanding before conversion	(96,768)	(855,463)
Shares converted into Investor Class (See Note 1)	41,622	365,724
Shares converted from Investor Class (See Note 1)	(104,097)	(921,180)
Net increase (decrease)	(159,243)	$(1,410,919)

41

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	159	$1,384
Shares issued to shareholders in reinvestment of distributions	1,467	12,601
Shares redeemed	(21,617)	(181,856)
Net increase (decrease) in shares outstanding before conversion	(19,991)	(167,871)
Shares converted from Class B (See Note 1)	(20,949)	(177,291)
Net increase (decrease)	(40,940)	$(345,162)
Year ended October 31, 2021:
Shares sold	3,916	$34,199
Shares issued to shareholders in reinvestment of distributions	2,946	25,919
Shares redeemed	(25,637)	(225,034)
Net increase (decrease) in shares outstanding before conversion	(18,775)	(164,916)
Shares converted from Class B (See Note 1)	(44,355)	(389,025)
Net increase (decrease)	(63,130)	$(553,941)

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	579,536	$4,894,382
Shares issued to shareholders in reinvestment of distributions	7,728	66,032
Shares redeemed	(557,565)	(4,600,942)
Net increase (decrease) in shares outstanding before conversion	29,699	359,472
Shares converted from Class C (See Note 1)	(9,215)	(79,562)
Net increase (decrease)	20,484	$279,910
Year ended October 31, 2021:
Shares sold	199,251	$1,753,337
Shares issued to shareholders in reinvestment of distributions	14,417	126,836
Shares redeemed	(378,685)	(3,316,090)
Net increase (decrease) in shares outstanding before conversion	(165,017)	(1,435,917)
Shares converted from Class C (See Note 1)	(86,340)	(748,419)
Net increase (decrease)	(251,357)	$(2,184,336)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	15,318,933	$131,092,039
Shares issued to shareholders in reinvestment of distributions	598,276	5,145,503
Shares redeemed	(14,129,919)	(119,692,553)
Net increase (decrease)	1,787,290	$16,544,989
Year ended October 31, 2021:
Shares sold	23,803,402	$211,714,321
Shares issued to shareholders in reinvestment of distributions	906,427	8,061,200
Shares redeemed	(20,410,262)	(181,052,686)
Net increase (decrease)	4,299,567	$38,722,835

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,320,162	$19,507,591
Shares issued to shareholders in reinvestment of distributions	26,252	228,808
Shares redeemed	(2,970,953)	(24,835,540)
Net increase (decrease) in shares outstanding before conversion	(624,539)	(5,099,141)
Shares converted from Class R6 (See Note 1)	(25,524)	(223,519)
Net increase (decrease)	(650,063)	$(5,322,660)
Year ended October 31, 2021:
Shares sold	8,698,022	$77,406,416
Shares issued to shareholders in reinvestment of distributions	29,780	264,959
Shares redeemed	(1,160,797)	(10,335,990)
Net increase (decrease) in shares outstanding before conversion	7,567,005	67,335,385
Shares converted from Class R6 (See Note 1)	(39,110)	(347,883)
Net increase (decrease)	7,527,895	$66,987,502
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.

42	MainStay MacKay U.S. Infrastructure Bond Fund

Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay U.S. Infrastructure Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and MacKay personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

44	MainStay MacKay U.S. Infrastructure Bond Fund

Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the ten-year period ended July 31, 2021, performed favorably relative to its peer funds for the one- and three-year periods ended July 31, 2021, and performed in line with its peer funds for the five-year period ended July 31, 2021. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New

46	MainStay MacKay U.S. Infrastructure Bond Fund

York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
47

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

48	MainStay MacKay U.S. Infrastructure Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
49

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737431MS086-22
MSINF10-06/22
(NYLIM) NL211

MainStay Money Market Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.
Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A3 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge	Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	No Sales Charge	1/3/1995	0.01%	0.01%	0.75%	0.39%	0.54%
Investor Class Shares[3]	No Sales Charge	2/28/2008	0.00	0.01	0.61	0.32	0.96
Class B Shares[3,4]	No Sales Charge	5/1/1986	0.00	0.01	0.61	0.32	0.96
Class C Shares[3]	No Sales Charge	9/1/1998	0.00	0.01	0.61	0.32	0.96
SIMPLE Class Shares[3]	No Sales Charge	8/31/2020	0.01	0.01	N/A	0.01	0.96

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.
As of April 30, 2022, MainStay Money Market Fund had an effective 7-day yield of 0.07% for Class A, 0.01% for Investor Class, 0.01% for Class B, 0.01% for Class C
and 0.01% for SIMPLE Class shares. The 7-day current yield was 0.07% for Class A, 0.01% for Investor Class, 0.01% for Class B, 0.01% for Class C and 0.01% for
SIMPLE Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been
0.07%, -0.09%,-0.10%, -0.21% and -0.76%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively, and the 7-day current yield would have been 0.70%, -0.09%,-0.11%, -0.21% and -0.77%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.

4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[2]	0.01%	0.02%	0.84%	0.45%

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,000.10	$0.99	$1,023.80	$1.00	0.20%
Investor Class Shares	$1,000.00	$1,000.00	$0.99	$1,023.80	$1.00	0.20%
Class B Shares	$1,000.00	$1,000.00	$0.99	$1,023.80	$1.00	0.20%
Class C Shares	$1,000.00	$1,000.00	$1.04	$1,023.75	$1.05	0.21%
SIMPLE Class Shares	$1,000.00	$1,000.10	$1.04	$1,023.75	$1.05	0.21%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2022 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Money Market Fund perform relative to its benchmark and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 0.07% and a 7-day current yield of 0.07%. For the six months ended April 30, 2022, Class A shares returned 0.01%, equaling the 0.01% return of the Average Lipper Money Market Fund.1
What factors affected the Fund’s relative performance during the reporting period?
Early in the reporting period, the Fund’s relative performance was impacted by the market level of interest rates since the U.S. Federal Reserve (the “Fed”) lowered the rate target to near zero at the onset of the pandemic. A by-product of this rate action was a reduction in non-financial commercial paper issuance and a resulting tightening of spreads.2 These issues remained after the Fed raised its target rate range by 25 basis points in mid-March 2022.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
As mentioned above, the Fed raised the Fed funds rate target by 25 basis points in mid-March. Short-term market rates largely followed suit, lifting the Fund’s yield in the process.
What was the Fund’s duration3 strategy during the reporting period?
The Fund’s duration strategy was to remain relatively neutral to the prior period. Early in the reporting period, the Fund looked for term premium in the market. After the Fed ended its zero-interest-rate stance in March, the market began to price in several relatively aggressive future interest rate hikes. This allowed the Fund to continue to reap the benefits of higher yields without having to extend duration in the process. The Fund’s end-of-period duration was 35 days. While relatively neutral compared with the prior period, this duration still allowed a meaningful increase in the Fund’s yield.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
On a duration-adjusted basis, commercial paper offered the highest relative yields during the period, while U.S. Treasury bills and agency discount notes were weaker contributors to yield. (Contributions take weightings and total returns into account.)
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund is typically a buy-and-hold investor. However, as a yield-enhancing strategy, the Fund generally preferred longer-dated assets, due to the positively sloping yield curve.4
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, allocations to commercial paper increased 11% versus U.S. Treasury bills.
1.
See page 5 for other share class returns, which may be higher or lower than Class A share returns. See page 6 for more information on benchmark and peer group returns.
2.
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.
The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2022† (Unaudited)

	Principal Amount	Value
Short-Term Investments 99.8%
Certificates Of Deposit 21.5%
Bank of Montreal
0.43% (SOFR + 0.15%), due 9/27/22 (a)	$ 15,000,000	$ 15,000,000
0.64%, due 6/15/22	5,000,000	5,000,059
Bank of Nova Scotia
0.46% (SOFR + 0.18%), due 5/11/22 (a)	20,000,000	20,000,000
Canadian Imperial Bank of Commerce
0.44% (SOFR + 0.16%), due 7/15/22 (a)	19,000,000	19,000,000
Natixis SA
0.46% (SOFR + 0.18%), due 6/17/22 (a)	19,000,000	19,000,000
Sumitomo Mitsui Trust Bank Ltd.
0.68%, due 5/24/22	20,000,000	20,000,890
Total Certificates Of Deposit (Cost $98,000,949)		98,000,949
Commercial Paper 48.4%
BASF SE
1.755%, due 9/26/22	20,000,000	19,856,933
BP Capital Markets plc
0.851%, due 6/9/22	18,800,000	18,782,688
Canadian National Railway Co.
0.431%, due 5/4/22	20,000,000	19,999,282
Caterpillar Financial Services Corp.
0.55%, due 5/25/22	20,000,000	19,992,667
Illinois Tool Works, Inc.
0.721%, due 7/7/22	19,450,000	19,423,937
John Deere Capital Corp.
0.601%, due 6/8/22	20,000,000	19,987,333
National Bank of Canada
0.321%, due 7/18/22	5,000,000	4,996,533
National Rural Utilities Cooperative Finance Corp.
0.58%, due 5/18/22	20,000,000	19,994,522
PSP Capital, Inc.
1.083%, due 7/27/22 (b)	20,000,000	19,947,800
Royal Bank of Canada
0.42% (SOFR + 14.00%), due 9/16/22 (a)	18,000,000	18,000,000
Stanley Black & Decker, Inc.
0.902%, due 6/13/22	20,000,000	19,978,500
Wisconsin Public Service Corp.
0.50%, due 5/3/22	20,000,000	19,999,445
Total Commercial Paper (Cost $220,959,640)		220,959,640
	Principal Amount	Value

Repurchase Agreements 6.7%
RBC Capital Markets LLC 0.28%, dated 4/29/22 due 5/2/22 Proceeds at Maturity $5,486,128 (Collateralized by United States Treasury securities with rates between 0.13% and 2.25% and maturity dates between 1/31/23 and 2/15/52, with a Principal Amount of $6,109,800 and a Market Value of $5,595,893)	5,486,000	$ 5,486,000
TD Securities (U.S.A) LLC 0.27%, dated 4/29/22 due 5/2/22 Proceeds at Maturity $25,000,563 (Collateralized by United States Treasury securities with rates between 0.88% and 2.38% and maturity dates between 4/30/22 and 5/15/29, with a Principal Amount of $26,398,300 and a Market Value of $25,500,022)	25,000,000	25,000,000
Total Repurchase Agreements (Cost $30,486,000)		30,486,000
U.S. Treasury Debt 23.2%
U.S. Treasury Bills (c)
0.474%, due 6/14/22	$ 39,000,000	38,977,422
0.55%, due 6/21/22	27,000,000	26,978,968
0.598%, due 6/23/22	3,000,000	2,997,363
0.689%, due 7/7/22	17,000,000	16,978,239
0.821%, due 7/21/22	20,000,000	19,963,132
U.S. Treasury Notes
0.125%, due 5/31/22	100,000	99,975
Total U.S. Treasury Debt (Cost $105,995,099)		105,995,099
Total Short-Term Investments (Cost $455,441,688)	99.8%	455,441,688
Other Assets, Less Liabilities	0.2	786,486
Net Assets	100.0%	$ 456,228,174

†	Percentages indicated are based on Fund net assets.
(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2022.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

10	MainStay Money Market Fund

Abbreviation(s):
SOFR—Secured Overnight Financing Rate
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Certificates Of Deposit	$ —	$ 98,000,949	$ —	$ 98,000,949
Commercial Paper	—	220,959,640	—	220,959,640
Repurchase Agreements	—	30,486,000	—	30,486,000
U.S. Treasury Debt	—	105,995,099	—	105,995,099
Total Investments in Securities	$ —	$ 455,441,688	$ —	$ 455,441,688

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in securities, at value (amortized cost $424,955,688)	$424,955,688
Repurchase agreements, at value (amortized cost $30,486,000)	30,486,000
Cash	1,725
Receivables:
Fund shares sold	2,277,961
Interest	58,283
Other assets	104,694
Total assets	457,884,351
Liabilities
Payables:
Fund shares redeemed	1,267,784
Transfer agent (See Note 3)	157,969
Manager (See Note 3)	148,474
Shareholder communication	31,705
Professional fees	26,245
Custodian	16,638
Trustees	1,084
Accrued expenses	5,989
Dividends payable	289
Total liabilities	1,656,177
Net assets	$456,228,174
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$4,562,366
Additional paid-in-capital	451,634,987
456,197,353
Total distributable earnings (loss)	30,821
Net assets	$456,228,174
Class A
Net assets applicable to outstanding shares	$391,879,571
Shares of beneficial interest outstanding	391,875,778
Net asset value and offering price per share outstanding	$1.00
Investor Class
Net assets applicable to outstanding shares	$20,555,538
Shares of beneficial interest outstanding	20,564,976
Net asset value and offering price per share outstanding	$1.00
Class B
Net assets applicable to outstanding shares	$24,359,733
Shares of beneficial interest outstanding	24,362,803
Net asset value and offering price per share outstanding	$1.00
Class C
Net assets applicable to outstanding shares	$19,367,106
Shares of beneficial interest outstanding	19,366,795
Net asset value and offering price per share outstanding	$1.00
SIMPLE Class
Net assets applicable to outstanding shares	$66,226
Shares of beneficial interest outstanding	66,226
Net asset value and offering price per share outstanding	$1.00
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Money Market Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Interest	$451,418
Expenses
Manager (See Note 3)	839,554
Transfer agent (See Note 3)	289,800
Registration	56,006
Professional fees	36,788
Custodian	10,276
Shareholder communication	9,974
Trustees	4,507
Miscellaneous	8,296
Total expenses before waiver/reimbursement	1,255,201
Expense waiver/reimbursement from Manager (See Note 3)	(829,370)
Net expenses	425,831
Net investment income (loss)	25,587
Realized Gain (Loss)
Net realized gain (loss) on investments	(447)
Net increase (decrease) in net assets resulting from operations	$25,140
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$25,587	$45,564
Net realized gain (loss)	(447)	2,652
Net increase (decrease) in net assets resulting from operations	25,140	48,216
Distributions to shareholders:
Class A	(22,415)	(38,110)
Investor Class	(1,053)	(2,527)
Class B	(1,239)	(2,768)
Class C	(877)	(2,115)
SIMPLE Class	(4)	(4)
Total distributions to shareholders	(25,588)	(45,524)
Capital share transactions:
Net proceeds from sales of shares	239,741,740	368,286,798
Net asset value of shares issued to shareholders in reinvestment of distributions	23,691	36,445
Cost of shares redeemed	(204,050,887)	(449,690,249)
Increase (decrease) in net assets derived from capital share transactions	35,714,544	(81,367,006)
Net increase (decrease) in net assets	35,714,096	(81,364,314)
Net Assets
Beginning of period	420,514,078	501,878,392
End of period	$456,228,174	$420,514,078
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Money Market Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss) (a)	0.00‡	0.00‡	0.00‡	0.02	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.00‡	0.02	0.01	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return (b)	0.01%	0.01%	0.45%	1.84%	1.21%	0.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%††	0.01%	0.37%	1.82%	1.20%	0.32%
Net expenses	0.20%††	0.12%	0.39%	0.56%	0.57%	0.59%
Expenses (before waiver/reimbursement)	0.54%††	0.54%	0.55%	0.56%	0.57%	0.60%
Net assets at end of period (in 000’s)	$391,880	$354,743	$415,041	$290,421	$235,855	$227,572

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss) (a)	0.00‡	0.00‡	0.00‡	0.02	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.00‡	0.02	0.01	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return (b)	0.00%	0.01%	0.35%	1.59%	0.98%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%††	0.01%	0.33%	1.58%	0.97%	0.18%
Net expenses	0.20%††	0.12%	0.51%	0.80%	0.80%	0.73%
Expenses (before waiver/reimbursement)	0.93%††	0.96%	0.91%	0.88%	0.84%	0.79%
Net assets at end of period (in 000's)	$20,556	$22,096	$28,427	$28,133	$26,548	$27,087

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss) (a)	0.00‡	0.00‡	0.00‡	0.02	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.00‡	0.02	0.01	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return (b)	0.00%	0.01%	0.35%	1.59%	0.98%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%††	0.01%	0.35%	1.59%	0.96%	0.17%
Net expenses	0.20%††	0.12%	0.52%	0.80%	0.80%	0.73%
Expenses (before waiver/reimbursement)	0.93%††	0.97%	0.90%	0.88%	0.84%	0.79%
Net assets at end of period (in 000’s)	$24,360	$25,709	$30,215	$32,981	$37,284	$43,351

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss) (a)	0.00‡	0.00‡	0.00‡	0.02	0.01	0.00‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.00‡	0.02	0.01	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡	(0.02)	(0.01)	(0.00)‡
Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return (b)	0.00%	0.01%	0.35%	1.60%	0.98%	0.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%††	0.01%	0.27%	1.59%	0.94%	0.17%
Net expenses	0.20%††	0.12%	0.50%	0.80%	0.80%	0.73%
Expenses (before waiver/reimbursement)	0.93%††	0.96%	0.90%	0.88%	0.84%	0.79%
Net assets at end of period (in 000’s)	$19,367	$17,941	$28,171	$20,308	$22,983	$30,831

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$1.00	$1.00	$1.00
Net investment income (loss) (a)	0.00‡	0.00‡	(0.00)‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡
Total from investment operations	0.00‡	0.00‡	0.00‡
Less distributions:
From net investment income	(0.00)‡	(0.00)‡	(0.00)‡
Net asset value at end of period	$1.00	$1.00	$1.00
Total investment return (b)	0.01%	0.01%	0.00%‡‡
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%††	0.01%	(0.02)%††
Net expenses	0.21%††	0.12%	0.19%††
Expenses (before waiver/reimbursement)	0.93%††	0.97%	0.95%††
Net assets at end of period (in 000’s)	$66	$25	$25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
‡‡	Less than one-tenth percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Money Market Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
SIMPLE Class	August 31, 2020
Class R6	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2020 but have not yet commenced operations.
Class A, Class C, Investor Class and SIMPLE Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class R6 shares are expected to be offered at net asset value (“NAV”) without an initial sales charge if such shares are offered in the future. Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of

18

which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April
30, 2022, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not
19

Notes to Financial Statements (Unaudited) (continued)
expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.
Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of April 30, 2022, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022 and the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Various financial industry groups will plan for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.

20

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life
Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; Class C, 0.80% and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $839,554 and paid the Subadvisor in the amount of $398,875. Additionally, New York Life Investments reimbursed expenses in the amount of $829,370, without which the Fund's total returns would have been lower.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
21

Notes to Financial Statements (Unaudited) (continued)
(B) Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. The Fund was advised that the Distributor received from shareholders the proceeds from CDSCs of Class A, Class B and Class C during the six-month period ended April 30, 2022, of $60,227, $9,223 and $259, respectively.
(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$140,217	$—
Investor Class	49,687	—
Class B	58,417	—
Class C	41,325	—
SIMPLE Class	154	—
(D) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

(E) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$25,006	37.8%
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$45,524
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 7–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A (at $1 per share)	Shares
Six-month period ended April 30, 2022:
Shares sold	224,118,623
Shares issued to shareholders in reinvestment of distributions	21,639
Shares redeemed	(190,392,898)
Net increase (decrease) in shares outstanding before conversion	33,747,364
Shares converted into Class A (See Note 1)	3,408,390
Shares converted from Class A (See Note 1)	(19,102)
Net increase (decrease)	37,136,652
Year ended October 31, 2021:
Shares sold	340,675,734
Shares issued to shareholders in reinvestment of distributions	20,131
Shares redeemed	(410,827,373)
Shares converted into Class A (See Note 1)	9,888,238
Shares converted from Class A (See Note 1)	(55,680)
Net increase (decrease)	(60,298,950)

22

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2022:
Shares sold	8,805,242
Shares issued to shareholders in reinvestment of distributions	358
Shares redeemed	(6,987,795)
Net increase (decrease) in shares outstanding before conversion	1,817,805
Shares converted into Investor Class (See Note 1)	28,163
Shares converted from Investor Class (See Note 1)	(3,386,157)
Net increase (decrease)	(1,540,189)
Year ended October 31, 2021:
Shares sold	16,943,609
Shares issued to shareholders in reinvestment of distributions	811
Shares redeemed	(14,259,565)
Shares converted into Investor Class (See Note 1)	175,065
Shares converted from Investor Class (See Note 1)	(9,191,211)
Net increase (decrease)	(6,331,291)

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2022:
Shares sold	619,379
Shares issued to shareholders in reinvestment of distributions	934
Shares redeemed	(1,944,204)
Net increase (decrease) in shares outstanding before conversion	(1,323,891)
Shares converted from Class B (See Note 1)	(25,484)
Net increase (decrease)	(1,349,375)
Year ended October 31, 2021:
Shares sold	1,636,627
Shares issued to shareholders in reinvestment of distributions	2,084
Shares redeemed	(6,104,060)
Shares converted from Class B (See Note 1)	(40,794)
Net increase (decrease)	(4,506,143)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2022:
Shares sold	6,071,319
Shares issued to shareholders in reinvestment of distributions	756
Shares redeemed	(4,640,044)
Net increase (decrease) in shares outstanding before conversion	1,432,031
Shares converted from Class C (See Note 1)	(5,812)
Net increase (decrease)	1,426,219
Year ended October 31, 2021:
Shares sold	9,030,802
Shares issued to shareholders in reinvestment of distributions	1,824
Shares redeemed	(18,486,789)
Shares converted from Class C (See Note 1)	(775,618)
Net increase (decrease)	(10,229,781)

SIMPLE Class (at $1 per share)	Shares
Six-month period ended April 30, 2022:
Shares sold	127,175
Shares issued to shareholders in reinvestment of distributions	3
Shares redeemed	(85,956)
Net increase (decrease)	41,222
Year ended October 31, 2021:
Shares issued to shareholders in reinvestment of distributions	3
Net increase (decrease)	3
Note 8–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
23

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and NYL Investors personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

24	MainStay Money Market Fund

Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors and New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other
25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to NYL Investors as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and
NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life

26	MainStay Money Market Fund

Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that New York Life Investments had provided support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
27

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.

28

This page intentionally left blank.

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737111MS086-22
MSMM10-06/22
(NYLIM) NL214

MainStay Winslow Large Cap Growth Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	7/1/1995	-28.47%	-17.53%	14.37%	12.98%	0.94%
		Excluding sales charges		-24.31	-12.73	15.67	13.62	0.94
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-28.08	-17.15	14.23	12.89	1.09
		Excluding sales charges		-24.29	-12.79	15.53	13.53	1.09
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/1/2005	-27.28	-16.54	14.49	12.69	1.84
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-24.60	-13.46	14.66	12.69	1.84
Class C Shares	Maximum 1% CDSC	With sales charges	4/1/2005	-25.10	-14.09	14.69	12.68	1.84
	if Redeemed Within One Year of Purchase	Excluding sales charges		-24.56	-13.48	14.69	12.68	1.84
Class I Shares	No Sales Charge		4/1/2005	-24.14	-12.48	15.97	13.91	0.69
Class R1 Shares	No Sales Charge		4/1/2005	-24.16	-12.54	15.86	13.81	0.79
Class R2 Shares	No Sales Charge		4/1/2005	-24.34	-12.84	15.55	13.51	1.04
Class R3 Shares	No Sales Charge		4/28/2006	-24.41	-13.03	15.26	13.23	1.29
Class R6 Shares	No Sales Charge		6/17/2013	-24.19	-12.44	16.05	14.64	0.63
SIMPLE Class Shares	No Sales Charge		8/31/2020	-24.45	-13.08	N/A	-1.25	1.34

1.	Not annualized.
2.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	-17.84%	-5.35%	17.28%	15.56%
S&P 500® Index[3]	-9.65	0.21	13.66	13.67
Morningstar Large Growth Category Average[4]	-21.58	-12.66	13.61	12.75

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Russell 1000® Growth Index is the Fund's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The S&P 500® Index is the Fund's secondary benchmark. “S&P 500®" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Winslow Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Winslow Large Cap Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$756.90	$4.05	$1,020.18	$4.66	0.93%
Investor Class Shares	$1,000.00	$757.10	$4.71	$1,019.44	$5.41	1.08%
Class B Shares	$1,000.00	$754.00	$7.96	$1,015.72	$9.15	1.83%
Class C Shares	$1,000.00	$754.40	$7.96	$1,015.72	$9.15	1.83%
Class I Shares	$1,000.00	$758.60	$2.97	$1,021.42	$3.41	0.68%
Class R1 Shares	$1,000.00	$758.40	$3.40	$1,020.93	$3.91	0.78%
Class R2 Shares	$1,000.00	$756.60	$4.49	$1,019.69	$5.16	1.03%
Class R3 Shares	$1,000.00	$755.90	$5.57	$1,018.45	$6.41	1.28%
Class R6 Shares	$1,000.00	$758.10	$2.70	$1,021.72	$3.11	0.62%
SIMPLE Class Shares	$1,000.00	$755.50	$5.79	$1,018.20	$6.66	1.33%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2022 (Unaudited)

Software	22.7%
IT Services	10.6
Interactive Media & Services	6.7
Internet & Direct Marketing Retail	6.5
Semiconductors & Semiconductor Equipment	6.3
Hotels, Restaurants & Leisure	5.1
Life Sciences Tools & Services	4.5
Textiles, Apparel & Luxury Goods	4.3
Health Care Equipment & Supplies	4.1
Automobiles	4.0
Capital Markets	4.0
Road & Rail	2.6
Health Care Providers & Services	2.2
Multiline Retail	2.2
Chemicals	2.2%
Pharmaceuticals	2.2
Machinery	1.7
Personal Products	1.4
Food & Staples Retailing	1.4
Specialty Retail	1.3
Professional Services	1.2
Health Care Technology	1.2
Containers & Packaging	1.1
Real Estate Management & Development	0.0‡
Short–Term Investments	0.5
Other Assets, Less Liabilities	–0.0‡
100.0%
‡ Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.
2.	Alphabet, Inc.
3.	Amazon.com, Inc.
4.	Tesla, Inc.
5.	Mastercard, Inc., Class A
6.	Visa, Inc., Class A
7.	Union Pacific Corp.
8.	Intuit, Inc.
9.	Lululemon Athletica, Inc.
10.	NVIDIA Corp.

8	MainStay Winslow Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Justin H. Kelly, CFA, Patrick M. Burton, CFA, and Peter A. Dlugosch of Winslow Capital Management, LLC, the Fund’s Subadvisor.
How did MainStay Winslow Large Cap Growth Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay Winslow Large Cap Growth Fund returned −24.14%, underperforming the −17.84% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares also underperformed the −9.65% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the −21.58% return of the Morningstar Large Growth Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2022, Peter A. Dlugosch was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
Equity market volatility, which manifested in the fourth quarter of 2021 for the highest growth companies, continued and broadened in the first four months of 2022 as the markets grappled with inflation levels near 40-year highs and an increasingly hawkish U.S. Federal Reserve. Russia’s war in Ukraine exacerbated inflation trends, most notably in food and energy, while simultaneously increasing the risk of a recession in Europe. COVID-19 infection rates receded around much of the globe, but rolling outbreaks in China further disrupted supply chains. Stagflation, last experienced 40 years ago, became a mounting global risk, sharpening the need for efficacious global monetary policy.
The material underperformance of the high growth cohort, within the broader growth universe, led to the relative underperformance of securities held within the information technology, communication services and health care sectors. In aggregate, these companies represented more than 60% of the Fund's holdings during the reporting period. This was further exacerbated by the Fund's relative underweight position in the more defensive, low growth consumer staples sector, which materially outperformed the broader market during the reporting period.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
All major global equity indices declined in the risk-off environment that prevailed during the reporting period. Large-cap growth equities, which had handily led the markets for more than five years, were the worst performers. Outperformance by the energy, utilities and consumer staples sectors helped drive stronger relative returns for value stocks.
Rapidly evolving market inputs proved challenging for active equity management in the short-term; the majority of active large-cap managers failed to outperform the Russell 1000® Growth Index during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors made the weakest contributions?
The consumer discretionary and materials sectors made the strongest positive contributions to the Fund’s relative performance during the reporting period, while the information technology and health care sectors detracted most. (Contributions take weightings and total returns into account.)
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included multi-national technology company Apple, electric vehicle manufacturer Rivian Automotive and discount retailer Dollar Tree. Apple benefited from its traditionally strong holiday season and the simultaneous launch of four different iPhone products. Rivian Automotive went public during the reporting period, benefiting from the growing demand in the electric vehicle market and their unique product line featuring SUVs and pick-up trucks. Dollar Tree is a “turn-around” story. After several years of poor performance at both the Dollar Tree and Family Dollar banners, Dollar Tree brought on a new CEO with an excellent operational track record to lead a turnaround of both banners. As of the end of the reporting period, both Apple and Rivian Automotive had been sold from the Fund while Dollar Tree Inc remained a Fund holding.
The three most significant detractors from the Fund’s absolute performance during the reporting period were e-commerce company Amazon.com, software giant Microsoft and digital marketing and media company Adobe. In spite of Amazon’s industry leading positions in both on-line retail sales and internet hosting (Amazon Web Services), and although it delivered better-than-expected bottom-line earnings, the company reported a modest top-line revenue miss on a tough year-over-year comparative basis, resulting in near-term underperformance. Microsoft delivered strong results for the reporting period, outperforming the broader market, but due to its position as the Fund’s largest holding in a negative return environment, it resulted in a negative impact on an absolute basis. Adobe delivered strong
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

underlying results in both revenue and earnings growth, but experienced a price correction – along with other fast-growing technology stocks – as the market discounted future growth expectations at a higher discount rate. All three holdings remained in the Fund as of the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest purchases included Dollar Tree, described above, and electric vehicle and energy generation/storage system provider Tesla. The Fund materially added to its existing holdings in Tesla during the reporting period, reflecting continued strong demand for electric vehicles and our expectation that new production facilities in Berlin, Germany and Austin, Texas should allow Tesla to meaningfully increase the number of units produced in the coming quarters.
The Fund’s largest sales during the reporting period included Apple, described above, and social media company Meta Platforms (formerly known as Facebook). We believed there was a pull forward in demand for iPhone, Mac, iPad and services in 2020 and 2021 as a result of the pandemic, the work-from-home phenomenon and government stimulus checks. Following Apple’s exceptionally strong fourth-quarter and full-year 2021 stock performance, we believed the company’s valuation was stretched, given its modest forward-growth profile and decided to sell the Fund’s position. In the case of Meta Platforms, we had previously sold approximately half of the Fund’s position in September and October 2021 due to the negative impact of Apple’s iOS 14.5 on Meta’s advertising targeting. New information from Meta’s fourth quarter 2021 earnings release led us to determine that the impact was greater than previously forecast, prompting us to sell the Fund’s remaining position.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, several material changes occurred to the Fund’s positioning at the sector level. The largest decrease in exposure was in the communication services sector, followed by information technology. Conversely, the largest sector increase was in consumer discretionary, followed by health care. All other sector exposures remained relatively unchanged.
How was the Fund positioned at the end of the reporting period?
The Fund structure changed materially during the reporting period, reflecting the dramatic changes in both the economic and geopolitical environments that occurred. Our flexible "No Preferred Habitat" investment style allows the team to diversify the Fund across three different, yet complementary, types of growth companies: dynamic growth, consistent growth and cyclical growth. As of April 30, 2022, consistent growth represented the largest percentage of holdings, a significantly increased allocation from the start of the reporting period. This reflects the heightened level of macro/geopolitical uncertainty implicit in the current environment, and our view that these highly profitable, high free-cash-flow-generating companies are not as susceptible to higher interest rates as other large-cap growth stocks.
As of the same date, the Fund had allocated the second-largest percentage of holdings to dynamic growth companies. While this represents a decreased allocation since the start of the reporting period, the Fund continues to hold a significantly overweight exposure to these types of companies, relative to the Russell 1000® Growth Index. The decrease in the Fund’s dynamic growth holdings came largely in the “high growth cohort” as we believe that this segment is unlikely to regain the valuation multiples they enjoyed during the work-from-home/zero-interest-rate/government-stimulus-driven days of the past several years.
The Fund’s cyclical growth holdings, it’s smallest allocation, also declined. As of the end of the reporting period, it represented a significantly underweight allocation relative to the Russell 1000® Growth Index. The reduction underscored our preference for secular growth stocks in a slowing growth environment.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Winslow Large Cap Growth Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 99.5%
Automobiles 4.0%
Tesla, Inc. (a)	604,200	$ 526,113,192
Capital Markets 4.0%
Blackstone, Inc.	2,060,100	209,244,357
Moody's Corp.	520,050	164,585,424
MSCI, Inc.	360,600	151,902,750
		525,732,531
Chemicals 2.2%
Linde plc	918,430	286,513,423
Containers & Packaging 1.1%
Ball Corp.	1,848,950	150,060,782
Food & Staples Retailing 1.4%
Costco Wholesale Corp.	338,500	179,987,220
Health Care Equipment & Supplies 4.1%
ABIOMED, Inc. (a)	598,600	171,546,788
IDEXX Laboratories, Inc. (a)	321,400	138,356,272
Intuitive Surgical, Inc. (a)	917,300	219,509,890
		529,412,950
Health Care Providers & Services 2.2%
UnitedHealth Group, Inc.	567,000	288,347,850
Health Care Technology 1.2%
Veeva Systems, Inc., Class A (a)	846,450	154,011,578
Hotels, Restaurants & Leisure 5.1%
Airbnb, Inc., Class A (a)	761,200	116,623,452
Chipotle Mexican Grill, Inc. (a)	195,450	284,498,974
Hilton Worldwide Holdings, Inc. (a)	1,694,100	263,076,789
		664,199,215
Interactive Media & Services 6.7%
Alphabet, Inc. (a)
Class A	191,151	436,242,901
Class C	193,526	444,980,137
		881,223,038
Internet & Direct Marketing Retail 6.5%
Amazon.com, Inc. (a)	342,590	851,551,982
	Shares	Value

IT Services 10.6%
Accenture plc, Class A	921,100	$ 276,661,596
Gartner, Inc. (a)	690,540	200,636,397
Mastercard, Inc., Class A	1,352,400	491,435,112
Visa, Inc., Class A	1,969,100	419,674,283
		1,388,407,388
Life Sciences Tools & Services 4.5%
Agilent Technologies, Inc.	1,763,500	210,332,645
Bio-Techne Corp.	485,300	184,263,557
IQVIA Holdings, Inc. (a)	897,600	195,667,824
		590,264,026
Machinery 1.7%
Deere & Co.	581,100	219,394,305
Multiline Retail 2.2%
Dollar Tree, Inc. (a)	1,768,100	287,227,845
Personal Products 1.4%
Estee Lauder Cos., Inc. (The), Class A	686,320	181,229,659
Pharmaceuticals 2.2%
Zoetis, Inc.	1,614,740	286,212,665
Professional Services 1.2%
CoStar Group, Inc. (a)	2,542,900	161,779,298
Real Estate Management & Development 0.0% ‡
Compass, Inc., Class A (a)(b)	421,700	2,289,831
Road & Rail 2.6%
Union Pacific Corp.	1,450,100	339,743,929
Semiconductors & Semiconductor Equipment 6.3%
Analog Devices, Inc.	1,383,340	213,560,029
ASML Holding NV (Registered)	528,770	298,104,663
NVIDIA Corp.	1,653,150	306,609,731
		818,274,423
Software 22.7%
Adobe, Inc. (a)	332,610	131,696,930
Atlassian Corp. plc, Class A (a)	727,950	163,664,998
Intuit, Inc.	785,210	328,806,687
Microsoft Corp.	4,952,030	1,374,287,366
Palo Alto Networks, Inc. (a)	446,500	250,611,520
salesforce.com, Inc. (a)	1,373,590	241,669,425
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Software (continued)
ServiceNow, Inc. (a)	523,810	$ 250,433,561
Workday, Inc., Class A (a)	1,062,970	219,715,899
		2,960,886,386
Specialty Retail 1.3%
Lowe's Cos., Inc.	839,850	166,063,540
Textiles, Apparel & Luxury Goods 4.3%
Lululemon Athletica, Inc. (a)	869,100	308,208,933
NIKE, Inc., Class B	1,991,540	248,345,038
		556,553,971
Total Common Stocks (Cost $8,623,185,390)		12,995,481,027
Short-Term Investments 0.5%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 0.397% (c)	59,546,362	59,546,362
Unaffiliated Investment Company 0.0% ‡
Invesco Government & Agency Portfolio, 0.419% (c)(d)	2,028,978	2,028,978
Total Short-Term Investments (Cost $61,575,340)		61,575,340
Total Investments (Cost $8,684,760,730)	100.0%	13,057,056,367
Other Assets, Less Liabilities	(0.0)‡	(2,022,151)
Net Assets	100.0%	$ 13,055,034,216

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)
All or a portion of this security was held on loan. As of April 30, 2022, the aggregate market value of securities on loan was $1,836,225. The Fund received cash collateral with a value of $2,028,978. (See Note 2(G))

(c)	Current yield as of April 30, 2022.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay Winslow Large Cap Growth Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 238,863	$ 2,127,187	$ (2,306,504)	$ —	$ —	$ 59,546	$ 15	$ —	59,546

The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 12,995,481,027	$ —	$ —	$ 12,995,481,027
Short-Term Investments
Affiliated Investment Company	59,546,362	—	—	59,546,362
Unaffiliated Investment Company	2,028,978	—	—	2,028,978
Total Short-Term Investments	61,575,340	—	—	61,575,340
Total Investments in Securities	$ 13,057,056,367	$ —	$ —	$ 13,057,056,367

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $8,625,214,368) including securities on loan of $1,836,225	$12,997,510,005
Investment in affiliated investment companies, at value (identified cost $59,546,362)	59,546,362
Receivables:
Fund shares sold	12,833,906
Dividends	6,103,593
Securities lending	1,544
Other assets	225,617
Total assets	13,076,221,027
Liabilities
Cash collateral received for securities on loan	2,028,978
Payables:
Fund shares redeemed	10,047,576
Manager (See Note 3)	6,873,564
Transfer agent (See Note 3)	1,297,452
NYLIFE Distributors (See Note 3)	506,119
Shareholder communication	285,684
Custodian	60,440
Trustees	23,202
Professional fees	16,786
Accrued expenses	47,010
Total liabilities	21,186,811
Net assets	$13,055,034,216
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$13,031,424
Additional paid-in-capital	7,939,538,293
7,952,569,717
Total distributable earnings (loss)	5,102,464,499
Net assets	$13,055,034,216
Class A
Net assets applicable to outstanding shares	$1,265,934,474
Shares of beneficial interest outstanding	142,175,289
Net asset value per share outstanding	$8.90
Maximum sales charge (5.50% of offering price)	0.52
Maximum offering price per share outstanding	$9.42
Investor Class
Net assets applicable to outstanding shares	$77,134,896
Shares of beneficial interest outstanding	8,937,903
Net asset value per share outstanding	$8.63
Maximum sales charge (5.00% of offering price)	0.45
Maximum offering price per share outstanding	$9.08
Class B
Net assets applicable to outstanding shares	$12,955,823
Shares of beneficial interest outstanding	2,204,647
Net asset value and offering price per share outstanding	$5.88
Class C
Net assets applicable to outstanding shares	$59,257,777
Shares of beneficial interest outstanding	10,115,590
Net asset value and offering price per share outstanding	$5.86
Class I
Net assets applicable to outstanding shares	$7,046,967,712
Shares of beneficial interest outstanding	688,384,378
Net asset value and offering price per share outstanding	$10.24
Class R1
Net assets applicable to outstanding shares	$827,769,523
Shares of beneficial interest outstanding	84,853,903
Net asset value and offering price per share outstanding	$9.76
Class R2
Net assets applicable to outstanding shares	$123,432,562
Shares of beneficial interest outstanding	14,037,533
Net asset value and offering price per share outstanding	$8.79
Class R3
Net assets applicable to outstanding shares	$46,308,454
Shares of beneficial interest outstanding	5,868,087
Net asset value and offering price per share outstanding	$7.89
Class R6
Net assets applicable to outstanding shares	$3,595,093,195
Shares of beneficial interest outstanding	346,544,153
Net asset value and offering price per share outstanding	$10.37
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay Winslow Large Cap Growth Fund

SIMPLE Class
Net assets applicable to outstanding shares	$179,800
Shares of beneficial interest outstanding	20,952
Net asset value and offering price per share outstanding	$8.58
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $100,350)	$36,705,356
Securities lending	17,741
Dividends-affiliated	15,442
Total income	36,738,539
Expenses
Manager (See Note 3)	44,790,297
Transfer agent (See Note 3)	3,717,957
Distribution/Service—Class A (See Note 3)	1,920,618
Distribution/Service—Investor Class (See Note 3)	116,714
Distribution/Service—Class B (See Note 3)	85,584
Distribution/Service—Class C (See Note 3)	378,686
Distribution/Service—Class R2 (See Note 3)	192,900
Distribution/Service—Class R3 (See Note 3)	138,591
Distribution/Service—SIMPLE Class (See Note 3)	291
Shareholder service (See Note 3)	619,898
Professional fees	378,545
Shareholder communication	198,869
Trustees	158,040
Registration	117,243
Custodian	93,705
Miscellaneous	224,343
Total expenses before waiver/reimbursement	53,132,281
Expense waiver/reimbursement from Manager (See Note 3)	(694,527)
Net expenses	52,437,754
Net investment income (loss)	(15,699,215)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	753,174,190
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(4,707,908,054)
Net realized and unrealized gain (loss)	(3,954,733,864)
Net increase (decrease) in net assets resulting from operations	$(3,970,433,079)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay Winslow Large Cap Growth Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(15,699,215)	$(48,715,947)
Net realized gain (loss)	753,174,190	3,677,702,280
Net change in unrealized appreciation (depreciation)	(4,707,908,054)	1,807,847,917
Net increase (decrease) in net assets resulting from operations	(3,970,433,079)	5,436,834,250
Distributions to shareholders:
Class A	(364,430,982)	(77,969,502)
Investor Class	(22,723,256)	(6,618,988)
Class B	(5,810,514)	(1,541,249)
Class C	(25,394,319)	(7,351,321)
Class I	(1,557,071,002)	(355,187,292)
Class R1	(230,113,135)	(49,620,776)
Class R2	(37,915,929)	(8,981,664)
Class R3	(14,198,963)	(3,495,754)
Class R6	(894,224,087)	(207,330,897)
SIMPLE Class	(16,490)	(1,359)
Total distributions to shareholders	(3,151,898,677)	(718,098,802)
Capital share transactions:
Net proceeds from sales of shares	2,523,855,760	2,324,245,742
Net asset value of shares issued to shareholders in reinvestment of distributions	2,914,751,427	659,913,063
Cost of shares redeemed	(1,901,384,349)	(4,567,266,116)
Increase (decrease) in net assets derived from capital share transactions	3,537,222,838	(1,583,107,311)
Net increase (decrease) in net assets	(3,585,108,918)	3,135,628,137
Net Assets
Beginning of period	16,640,143,134	13,504,514,997
End of period	$13,055,034,216	$16,640,143,134
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$14.92	$11.08	$9.59	$9.95	$10.41	$9.17
Net investment income (loss) (a)	(0.02)	(0.07)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(2.89)	4.55	2.58	1.48	1.12	2.31
Total from investment operations	(2.91)	4.48	2.55	1.46	1.10	2.30
Less distributions:
From net investment income	—	—	—	—	(0.00)‡	—
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Total distributions	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of period	$8.90	$14.92	$11.08	$9.59	$9.95	$10.41
Total investment return (b)	(24.31)%	42.16%	29.44%	17.05%	12.36%	28.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.43)%††	(0.53)%	(0.31)%	(0.20)%	(0.21)%	(0.15)%
Net expenses (c)	0.93%††	0.93%	0.97%	0.99%	0.97%	1.00%
Expenses (before waiver/reimbursement) (c)	0.94%††	0.94%	0.97%	0.99%	0.98%	1.00%
Portfolio turnover rate	40%	66%	44%	54%	52%	61%
Net assets at end of period (in 000’s)	$1,265,934	$1,745,833	$1,341,381	$1,008,608	$1,092,962	$960,123

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$14.56	$10.84	$9.42	$9.81	$10.30	$9.09
Net investment income (loss) (a)	(0.03)	(0.08)	(0.04)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(2.79)	4.44	2.52	1.46	1.10	2.29
Total from investment operations	(2.82)	4.36	2.48	1.43	1.07	2.27
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of period	$8.63	$14.56	$10.84	$9.42	$9.81	$10.30
Total investment return (b)	(24.29)%	41.98%	29.19%	16.96%	12.19%	28.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.58)%††	(0.67)%	(0.43)%	(0.31)%	(0.30)%	(0.19)%
Net expenses (c)	1.08%††	1.08%	1.10%	1.09%	1.06%	1.07%
Expenses (before waiver/reimbursement) (c)	1.09%††	1.09%	1.10%	1.10%	1.07%	1.07%
Portfolio turnover rate	40%	66%	44%	54%	52%	61%
Net assets at end of period (in 000's)	$77,135	$106,354	$110,831	$109,236	$103,987	$108,078

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.96	$8.37	$7.55	$8.26	$8.98	$8.11
Net investment income (loss) (a)	(0.05)	(0.13)	(0.09)	(0.08)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	(1.92)	3.36	1.97	1.19	0.93	2.01
Total from investment operations	(1.97)	3.23	1.88	1.11	0.84	1.93
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of period	$5.88	$10.96	$8.37	$7.55	$8.26	$8.98
Total investment return (b)	(24.60)%	40.80%	28.37%	15.96%	11.28%(c)	27.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.33)%††	(1.42)%	(1.17)%	(1.05)%	(1.04)%	(0.96)%
Net expenses (d)	1.83%††	1.83%	1.85%	1.84%	1.81%	1.82%
Expenses (before waiver/reimbursement) (d)	1.84%††	1.84%	1.85%	1.85%	1.82%	1.82%
Portfolio turnover rate	40%	66%	44%	54%	52%	61%
Net assets at end of period (in 000’s)	$12,956	$20,533	$20,172	$21,015	$25,685	$31,793

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.93	$8.35	$7.53	$8.25	$8.96	$8.10
Net investment income (loss) (a)	(0.05)	(0.13)	(0.09)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	(1.91)	3.35	1.97	1.17	0.94	2.00
Total from investment operations	(1.96)	3.22	1.88	1.10	0.85	1.92
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of period	$5.86	$10.93	$8.35	$7.53	$8.25	$8.96
Total investment return (b)	(24.56)%	40.77%	28.46%	15.97%	11.42%	27.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.33)%††	(1.42)%	(1.17)%	(1.04)%	(1.05)%	(0.96)%
Net expenses (c)	1.83%††	1.83%	1.85%	1.84%	1.81%	1.82%
Expenses (before waiver/reimbursement) (c)	1.84%††	1.84%	1.85%	1.85%	1.82%	1.82%
Portfolio turnover rate	40%	66%	44%	54%	52%	61%
Net assets at end of period (in 000’s)	$59,258	$90,377	$95,761	$131,945	$197,231	$229,283

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$16.66	$12.28	$10.49	$10.69	$11.06	$9.65
Net investment income (loss) (a)	(0.01)	(0.04)	(0.01)	0.00‡	0.00‡	0.01
Net realized and unrealized gain (loss)	(3.30)	5.06	2.86	1.62	1.20	2.46
Total from investment operations	(3.31)	5.02	2.85	1.62	1.20	2.47
Less distributions:
From net investment income	—	—	—	—	(0.01)	—
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Total distributions	(3.11)	(0.64)	(1.06)	(1.82)	(1.57)	(1.06)
Net asset value at end of period	$10.24	$16.66	$12.28	$10.49	$10.69	$11.06
Total investment return (b)	(24.14)%	42.46%	29.80%	17.29%	12.54%(c)	28.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18)%††	(0.28)%	(0.06)%	0.05%	0.04%	0.12%
Net expenses (d)	0.68%††	0.68%	0.72%	0.74%	0.72%	0.75%
Expenses (before waiver/reimbursement) (d)	0.69%††	0.69%	0.72%	0.74%	0.73%	0.75%
Portfolio turnover rate	40%	66%	44%	54%	52%	61%
Net assets at end of period (in 000’s)	$7,046,968	$8,434,291	$6,824,224	$6,080,320	$6,275,780	$6,752,754

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R1		2021	2020	2019	2018	2017
Net asset value at beginning of period	$16.03	$11.85	$10.17	$10.43	$10.83	$9.48
Net investment income (loss) (a)	(0.02)	(0.05)	(0.02)	(0.00)‡	(0.01)	0.00‡
Net realized and unrealized gain (loss)	(3.14)	4.87	2.76	1.56	1.17	2.41
Total from investment operations	(3.16)	4.82	2.74	1.56	1.16	2.41
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of period	$9.76	$16.03	$11.85	$10.17	$10.43	$10.83
Total investment return (b)	(24.16)%	42.30%	29.64%	17.25%	12.46%	28.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29)%††	(0.38)%	(0.15)%	(0.04)%	(0.06)%	0.01%
Net expenses (c)	0.78%††	0.78%	0.82%	0.84%	0.82%	0.85%
Expenses (before waiver/reimbursement) (c)	0.79%††	0.79%	0.82%	0.84%	0.83%	0.85%
Portfolio turnover rate	40%	66%	44%	54%	52%	61%
Net assets at end of period (in 000’s)	$827,770	$1,207,903	$914,359	$919,236	$1,102,423	$1,596,638

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$14.78	$10.99	$9.53	$9.90	$10.38	$9.15
Net investment income (loss) (a)	(0.03)	(0.08)	(0.04)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	(2.85)	4.51	2.56	1.48	1.11	2.31
Total from investment operations	(2.88)	4.43	2.52	1.45	1.08	2.29
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of period	$8.79	$14.78	$10.99	$9.53	$9.90	$10.38
Total investment return (b)	(24.34)%	42.04%	29.29%	16.89%	12.17%(c)	28.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.53)%††	(0.63)%	(0.40)%	(0.29)%	(0.31)%	(0.24)%
Net expenses (d)	1.03%††	1.03%	1.07%	1.09%	1.07%	1.10%
Expenses (before waiver/reimbursement) (d)	1.04%††	1.04%	1.07%	1.09%	1.08%	1.10%
Portfolio turnover rate	40%	66%	44%	54%	52%	61%
Net assets at end of period (in 000’s)	$123,433	$188,790	$159,297	$163,288	$227,298	$303,192

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$13.60	$10.19	$8.93	$9.41	$9.96	$8.85
Net investment income (loss) (a)	(0.04)	(0.10)	(0.06)	(0.05)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	(2.56)	4.15	2.38	1.39	1.06	2.21
Total from investment operations	(2.60)	4.05	2.32	1.34	1.01	2.17
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Net asset value at end of period	$7.89	$13.60	$10.19	$8.93	$9.41	$9.96
Total investment return (b)	(24.41)%	41.60%	28.99%	16.69%	11.97%	28.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.78)%††	(0.88)%	(0.65)%	(0.55)%	(0.55)%	(0.49)%
Net expenses (c)	1.28%††	1.28%	1.32%	1.34%	1.32%	1.35%
Expenses (before waiver/reimbursement) (c)	1.29%††	1.29%	1.32%	1.34%	1.33%	1.35%
Portfolio turnover rate	40%	66%	44%	54%	52%	61%
Net assets at end of period (in 000’s)	$46,308	$63,195	$56,657	$57,283	$61,850	$78,634

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R6		2021	2020	2019	2018	2017
Net asset value at beginning of period	$16.84	$12.39	$10.58	$10.76	$11.12	$9.69
Net investment income (loss) (a)	(0.01)	(0.03)	0.00‡	0.01	0.01	0.02
Net realized and unrealized gain (loss)	(3.35)	5.12	2.88	1.63	1.21	2.47
Total from investment operations	(3.36)	5.09	2.88	1.64	1.22	2.49
Less distributions:
From net investment income	—	—	(0.01)	—	(0.02)	—
From net realized gain on investments	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)	(1.06)
Total distributions	(3.11)	(0.64)	(1.07)	(1.82)	(1.58)	(1.06)
Net asset value at end of period	$10.37	$16.84	$12.39	$10.58	$10.76	$11.12
Total investment return (b)	(24.19)%	42.65%	29.83%	17.49%	12.72%	29.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12)%††	(0.22)%	0.02%	0.13%	0.13%	0.21%
Net expenses (c)	0.62%††	0.62%	0.64%	0.64%	0.63%	0.63%
Expenses (before waiver/reimbursement) (c)	0.63%††	0.63%	0.64%	0.64%	0.64%	0.63%
Portfolio turnover rate	40%	66%	44%	54%	52%	61%
Net assets at end of period (in 000’s)	$3,595,093	$4,782,798	$3,981,812	$3,148,459	$2,463,405	$2,122,217

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,	August 31, 2020^ through October 31,
SIMPLE Class		2021	2020
Net asset value at beginning of period	$14.52	$10.84	$11.84**
Net investment income (loss) (a)	(0.04)	(0.12)	(0.02)
Net realized and unrealized gain (loss)	(2.79)	4.44	(0.98)
Total from investment operations	(2.83)	4.32	(1.00)
Less distributions:
From net realized gain on investments	(3.11)	(0.64)	—
Net asset value at end of period	$8.58	$14.52	$10.84
Total investment return (b)	(24.45)%	41.59%	(8.45)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.86)%††	(0.96)%	(1.00)%††
Net expenses (c)	1.33%††	1.33%	1.32%††
Expenses (before waiver/reimbursement) (c)	1.34%††	1.34%	1.33%††
Portfolio turnover rate	40%	66%	44%
Net assets at end of period (in 000’s)	$180	$71	$23

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Winslow Large Cap Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	July 1, 1995
Investor Class	February 28, 2008
Class B	April 1, 2005
Class C	April 1, 2005
Class I	April 1, 2005
Class R1	April 1, 2005
Class R2	April 1, 2005
Class R3	April 28, 2006
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

24	MainStay Winslow Large Cap Growth Fund

"Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national
25

Notes to Financial Statements (Unaudited) (continued)
exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2022 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of

26	MainStay Winslow Large Cap Growth Fund

shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2022, are shown in the Portfolio of Investments.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% on assets over $9 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.61% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.550% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses
27

Notes to Financial Statements (Unaudited) (continued)
(excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1 shares do not exceed 0.95%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $44,790,297 and waived fees and/or reimbursed expenses in the amount of $694,527 and paid the Subadvisor fees in the amount of $17,614,057.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$515,020
Class R2	77,160
Class R3	27,718
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $149,517 and $16,335, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2022, of $7,784, $443 and $3,024, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the

28	MainStay Winslow Large Cap Growth Fund

Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$515,990	$—
Investor Class	100,845	—
Class B	18,482	—
Class C	81,772	—
Class I	2,499,418	—
Class R1	345,293	—
Class R2	51,680	—
Class R3	18,625	—
Class R6	85,726	—
SIMPLE Class	126	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$24,484	13.6%
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$8,692,055,611	$4,623,978,479	$(258,977,723)	$4,365,000,756
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$6,461
Long-Term Capital Gains	718,092,341
Total	$718,098,802
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April
29

Notes to Financial Statements (Unaudited) (continued)
30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $6,553,025 and $5,960,939, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	11,554,908	$129,637,910
Shares issued to shareholders in reinvestment of distributions	28,541,324	330,508,535
Shares redeemed	(15,431,856)	(167,249,193)
Net increase (decrease) in shares outstanding before conversion	24,664,376	292,897,252
Shares converted into Class A (See Note 1)	588,326	6,541,937
Shares converted from Class A (See Note 1)	(95,284)	(1,017,065)
Net increase (decrease)	25,157,418	$298,422,124
Year ended October 31, 2021:
Shares sold	22,033,022	$277,150,403
Shares issued to shareholders in reinvestment of distributions	5,387,054	62,220,376
Shares redeemed	(21,566,819)	(275,933,108)
Net increase (decrease) in shares outstanding before conversion	5,853,257	63,437,671
Shares converted into Class A (See Note 1)	3,416,327	43,736,806
Shares converted from Class A (See Note 1)	(13,324,070)	(192,191,173)
Net increase (decrease)	(4,054,486)	$(85,016,696)

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	403,166	$4,199,609
Shares issued to shareholders in reinvestment of distributions	2,020,847	22,694,115
Shares redeemed	(444,195)	(4,588,121)
Net increase (decrease) in shares outstanding before conversion	1,979,818	22,305,603
Shares converted into Investor Class (See Note 1)	44,167	439,539
Shares converted from Investor Class (See Note 1)	(388,452)	(4,284,819)
Net increase (decrease)	1,635,533	$18,460,323
Year ended October 31, 2021:
Shares sold	1,128,446	$13,734,676
Shares issued to shareholders in reinvestment of distributions	586,179	6,612,105
Shares redeemed	(1,798,752)	(21,424,583)
Net increase (decrease) in shares outstanding before conversion	(84,127)	(1,077,802)
Shares converted into Investor Class (See Note 1)	117,807	1,439,267
Shares converted from Investor Class (See Note 1)	(2,952,718)	(37,155,883)
Net increase (decrease)	(2,919,038)	$(36,794,418)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	24,843	$185,724
Shares issued to shareholders in reinvestment of distributions	739,284	5,677,697
Shares redeemed	(164,946)	(1,160,480)
Net increase (decrease) in shares outstanding before conversion	599,181	4,702,941
Shares converted from Class B (See Note 1)	(267,540)	(1,886,955)
Net increase (decrease)	331,641	$2,815,986
Year ended October 31, 2021:
Shares sold	68,840	$639,418
Shares issued to shareholders in reinvestment of distributions	175,009	1,496,329
Shares redeemed	(361,090)	(3,390,436)
Net increase (decrease) in shares outstanding before conversion	(117,241)	(1,254,689)
Shares converted from Class B (See Note 1)	(420,928)	(3,906,383)
Net increase (decrease)	(538,169)	$(5,161,072)

30	MainStay Winslow Large Cap Growth Fund

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,017,644	$7,508,301
Shares issued to shareholders in reinvestment of distributions	2,934,481	22,448,781
Shares redeemed	(1,988,628)	(14,562,770)
Net increase (decrease) in shares outstanding before conversion	1,963,497	15,394,312
Shares converted from Class C (See Note 1)	(113,451)	(781,925)
Net increase (decrease)	1,850,046	$14,612,387
Year ended October 31, 2021:
Shares sold	1,104,348	$10,258,434
Shares issued to shareholders in reinvestment of distributions	768,446	6,554,845
Shares redeemed	(4,655,683)	(42,505,085)
Net increase (decrease) in shares outstanding before conversion	(2,782,889)	(25,691,806)
Shares converted from Class C (See Note 1)	(425,646)	(3,803,804)
Net increase (decrease)	(3,208,535)	$(29,495,610)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	163,780,723	$1,895,466,087
Shares issued to shareholders in reinvestment of distributions	104,600,432	1,391,185,741
Shares redeemed	(86,277,474)	(1,088,991,899)
Net increase (decrease) in shares outstanding before conversion	182,103,681	2,197,659,929
Shares converted into Class I (See Note 1)	81,787	998,113
Net increase (decrease)	182,185,468	$2,198,658,042
Year ended October 31, 2021:
Shares sold	75,666,444	$1,069,786,583
Shares issued to shareholders in reinvestment of distributions	24,932,557	320,632,678
Shares redeemed	(162,239,448)	(2,363,597,119)
Net increase (decrease) in shares outstanding before conversion	(61,640,447)	(973,177,858)
Shares converted into Class I (See Note 1)	11,934,333	192,159,317
Net increase (decrease)	(49,706,114)	$(781,018,541)

Class R1	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	5,810,967	$68,007,684
Shares issued to shareholders in reinvestment of distributions	18,146,768	230,101,018
Shares redeemed	(14,440,726)	(177,675,563)
Net increase (decrease) in shares outstanding before conversion	9,517,009	120,433,139
Shares converted from Class R1 (See Note 1)	(856)	(8,825)
Net increase (decrease)	9,516,153	$120,424,314
Year ended October 31, 2021:
Shares sold	11,175,211	$154,183,022
Shares issued to shareholders in reinvestment of distributions	4,004,675	49,617,929
Shares redeemed	(17,022,741)	(234,903,685)
Net increase (decrease) in shares outstanding before conversion	(1,842,855)	(31,102,734)
Shares converted from Class R1 (See Note 1)	(7,903)	(117,121)
Net increase (decrease)	(1,850,758)	$(31,219,855)

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,746,459	$19,176,592
Shares issued to shareholders in reinvestment of distributions	2,370,271	27,115,902
Shares redeemed	(2,853,242)	(32,913,349)
Net increase (decrease)	1,263,488	$13,379,145
Year ended October 31, 2021:
Shares sold	2,449,422	$30,606,721
Shares issued to shareholders in reinvestment of distributions	534,450	6,119,453
Shares redeemed	(4,703,242)	(59,789,772)
Net increase (decrease)	(1,719,370)	$(23,063,598)

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	486,136	$4,664,179
Shares issued to shareholders in reinvestment of distributions	1,354,080	13,919,944
Shares redeemed	(618,257)	(6,334,691)
Net increase (decrease)	1,221,959	$12,249,432
Year ended October 31, 2021:
Shares sold	750,705	$8,643,290
Shares issued to shareholders in reinvestment of distributions	317,889	3,356,909
Shares redeemed	(1,971,759)	(22,966,019)
Net increase (decrease) in shares outstanding before conversion	(903,165)	(10,965,820)
Shares converted from Class R3 (See Note 1)	(13,150)	(161,745)
Net increase (decrease)	(916,315)	$(11,127,565)

31

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	30,316,721	$394,866,568
Shares issued to shareholders in reinvestment of distributions	64,620,416	871,083,204
Shares redeemed	(32,454,767)	(407,907,462)
Net increase (decrease)	62,482,370	$858,042,310
Year ended October 31, 2021:
Shares sold	52,726,279	$759,200,686
Shares issued to shareholders in reinvestment of distributions	15,650,584	203,301,080
Shares redeemed	(105,667,940)	(1,542,745,590)
Net increase (decrease)	(37,291,077)	$(580,243,824)

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	14,668	$143,106
Shares issued to shareholders in reinvestment of distributions	1,475	16,490
Shares redeemed	(73)	(821)
Net increase (decrease)	16,070	$158,775
Year ended October 31, 2021:
Shares sold	3,503	$42,509
Shares issued to shareholders in reinvestment of distributions	121	1,359
Shares redeemed	(916)	(10,719)
Net increase (decrease) in shares outstanding before conversion	2,708	33,149
Shares converted into SIMPLE Class (See Note 1)	63	719
Net increase (decrease)	2,771	$33,868
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Winslow Large Cap Growth Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Winslow Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and Winslow Capital personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Winslow Capital. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Investments and Winslow Capital resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Winslow Capital, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, the Fund’s investment performance and risks as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the
General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Winslow Capital provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Winslow Capital’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital and New York Life Investments’ and Winslow Capital’s overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Winslow Capital and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Winslow Capital’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Winslow Capital regarding the operations of their respective business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other

34	MainStay Winslow Large Cap Growth Fund

items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Winslow Capital as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Fund. The Board considered that Winslow Capital’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Winslow Capital’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Winslow Capital’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and
Winslow Capital and acknowledged that New York Life Investments and Winslow Capital must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, acknowledging that any such profits are based on the subadvisory fee paid to Winslow Capital by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Winslow Capital is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered
NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

36	MainStay Winslow Large Cap Growth Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
37

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

38	MainStay Winslow Large Cap Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
39

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737112MS086-22
MSLG10-06/22
(NYLIM) NL221

MainStay WMC Enduring Capital Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/1/1998	-13.53%	-3.35%	11.77%	12.57%	0.91%
		Excluding sales charges		-8.50	2.27	13.04	13.21	0.91
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-13.15	-3.04	11.48	12.25	1.17
		Excluding sales charges		-8.58	2.06	12.75	12.89	1.17
Class B Shares[5]	Maximum 5% CDSC	With sales charges	6/1/1998	-13.05	-3.28	11.65	12.05	1.92
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-8.92	1.32	11.91	12.05	1.92
Class C Shares	Maximum 1% CDSC	With sales charges	9/1/1998	-9.75	0.36	11.90	12.04	1.92
	if Redeemed Within One Year of Purchase	Excluding sales charges		-8.93	1.28	11.90	12.04	1.92
Class I Shares	No Sales Charge		12/28/2004	-8.36	2.57	13.33	13.50	0.66
Class R3 Shares	No Sales Charge		2/29/2016	-8.66	1.92	12.64	13.64	1.26
Class R6 Shares	No Sales Charge		4/26/2021	-8.36	2.56	N/A	2.48	0.61

1.
Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to that date reflects the Fund's prior subadvisor and principal investment strategies.

2.	Not annualized.
3.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	-9.65%	0.21%	13.66%	13.67%
Russell 3000® Index[3]	-11.75	-3.11	13.01	13.29
Morningstar Large Blend Category Average[4]	-9.90	-1.94	11.46	11.54

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
The Russell 3000® Index is the Fund's secondary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top
70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay WMC Enduring Capital Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Enduring Capital Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$915.00	$4.42	$1,020.18	$4.66	0.93%
Investor Class Shares	$1,000.00	$914.20	$5.22	$1,019.34	$5.51	1.10%
Class B Shares	$1,000.00	$910.80	$8.76	$1,015.62	$9.25	1.85%
Class C Shares	$1,000.00	$910.70	$8.76	$1,015.62	$9.25	1.85%
Class I Shares	$1,000.00	$916.40	$3.23	$1,021.42	$3.41	0.68%
Class R3 Shares	$1,000.00	$913.40	$6.07	$1,018.45	$6.41	1.28%
Class R6 Shares	$1,000.00	$916.40	$2.95	$1,021.72	$3.11	0.62%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2022 (Unaudited)

Machinery	11.8%
Commercial Services & Supplies	10.2
Insurance	8.0
Chemicals	7.2
Road & Rail	6.8
Equity Real Estate Investment Trusts	6.5
Capital Markets	6.5
Banks	6.3
Software	4.4
Diversified Financial Services	4.1
Food & Staples Retailing	3.9
Health Care Providers & Services	3.8
Life Sciences Tools & Services	3.3%
Household Durables	3.1
Air Freight & Logistics	3.0
Containers & Packaging	2.9
Trading Companies & Distributors	2.8
Electric Utilities	2.8
Media	2.5
Short–Term Investment	0.2
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	Constellation Software, Inc.
2.	Waste Connections, Inc.
3.	Berkshire Hathaway, Inc., Class B
4.	Markel Corp.
5.	Progressive Corp. (The)
6.	Costco Wholesale Corp.
7.	UnitedHealth Group, Inc.
8.	Linde plc
9.	M&T Bank Corp.
10.	Sherwin-Williams Co. (The)

8	MainStay WMC Enduring Capital Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Mark A. Whitaker of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Enduring Capital Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay WMC Enduring Capital Fund returned −8.36%, outperforming the −9.65% return of the Fund’s primary benchmark, the S&P 500® Index, and the −11.75% return of the Fund’s secondary benchmark, the Russell 3000® Index. Over the same period, Class I shares also outperformed the −9.90% return of the Morningstar Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Although the Fund delivered negative returns for the reporting period, it outperformed the S&P 500® Index, largely due to positive sector allocation. Inflation concerns, continuing issues with global supply chains, and Russia's invasion of Ukraine led to an increase in market volatility during the reporting period.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?
The Fund’s outperformance relative to the S&P 500® Index was driven by sector allocation, partially offset by security selection. Financials, communication services and consumer discretionary made the strongest positive contributions to alpha.2 (Contributions take weightings and total returns into account.) Energy, industrials and health care detracted most from the relative performance. Nine out of the eleven sectors in the Fund posted negative absolute returns during the reporting period.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that made the strongest contributions to the Fund’s absolute performance included Costco and UnitedHealth Group. Shares of Costco, a U.S.-based retailer operating membership warehouse clubs, rose after management posted solid first- and second-quarter 2022 fiscal results. Revenue growth and adjusted earnings per share (“EPS”) topped expectations in both quarters. Shares of UnitedHealth Group, the largest managed-care company in the United States, rose in December 2021 after the company provided investors with a constructive outlook for a recovery in commercial enrollments and highlighted their expectation for an accelerated shift to value-based care. The company also benefited from strong fourth-quarter 2021 and first-quarter 2022 earnings results.
The holdings that detracted most significantly from absolute performance were First Republic Bank and Cable One. Shares of First Republic Bank, a U.S.-based bank and wealth management company, fell sharply in January 2022 after fourth-quarter 2021 results came in short of consensus estimates. Non-interest expenses were higher than expected, driven by franchise expansion and increased headcount to support growth, as well as a deterioration in the bank’s efficiency ratio, primarily due to higher compensation costs. Shares of Cable One, a U.S.-based cable and broadband communications provider, declined as the industry faced slowing net subscriber additions and rising capital investment outlays. Cable One also reported third- and fourth-quarter 2021 earnings during the reporting period that were below consensus EPS estimates.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund did not initiate or eliminate any positions during the reporting period. The Fund’s largest addition to a holding was to Constellation Software, a consolidator of vertical market software companies. The company announced its largest acquisition in the first quarter of 2022, which we viewed favorably, reinforcing our positive view on management and their capital allocation plans. We trimmed the Fund’s position in Costco, a large wholesale retailer, but continue to maintain a favorable view of the company – which remains one of the Fund’s largest holdings.
How did the Fund’s sector and/or country weightings change during the reporting period?
There were no significant changes to Fund’s sector weights during the reporting period.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held its largest overweight exposures relative to the S&P 500® Index in the industrials, financials and materials sectors. As of the same date, the Fund’s most significantly underweight exposures were in information technology, consumer discretionary and health care.
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.
Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 99.9%
Air Freight & Logistics 3.0%
Expeditors International of Washington, Inc.	167,741	$ 16,618,101
Banks 6.3%
First Republic Bank	99,911	14,908,719
M&T Bank Corp.	121,045	20,170,939
		35,079,658
Capital Markets 6.5%
Brookfield Asset Management, Inc., Class A	373,032	18,599,375
Charles Schwab Corp. (The)	263,021	17,446,183
		36,045,558
Chemicals 7.2%
Linde plc	65,632	20,474,559
Sherwin-Williams Co. (The)	70,167	19,293,118
		39,767,677
Commercial Services & Supplies 10.2%
Cintas Corp.	42,762	16,987,632
Copart, Inc. (a)	145,944	16,586,536
Waste Connections, Inc.	167,186	23,066,653
		56,640,821
Containers & Packaging 2.9%
Ball Corp.	199,910	16,224,696
Diversified Financial Services 4.1%
Berkshire Hathaway, Inc., Class B (a)	69,620	22,475,425
Electric Utilities 2.8%
NextEra Energy, Inc.	220,097	15,631,289
Equity Real Estate Investment Trusts 6.5%
American Tower Corp.	73,741	17,773,056
Public Storage	49,409	18,355,443
		36,128,499
Food & Staples Retailing 3.9%
Costco Wholesale Corp.	40,632	21,604,847
Health Care Providers & Services 3.8%
UnitedHealth Group, Inc.	41,344	21,025,491
Household Durables 3.1%
NVR, Inc. (a)	3,897	17,054,090
	Shares	Value

Insurance 8.0%
Brookfield Asset Management Reinsurance Partners Ltd., Class A	3,730	$ 187,097
Markel Corp. (a)	16,464	22,280,402
Progressive Corp. (The)	204,587	21,964,460
		44,431,959
Life Sciences Tools & Services 3.3%
Danaher Corp.	73,744	18,519,331
Machinery 11.8%
Deere & Co.	43,428	16,396,242
Fortive Corp.	238,502	13,713,865
IDEX Corp.	87,977	16,699,794
PACCAR, Inc.	224,923	18,679,855
		65,489,756
Media 2.5%
Cable One, Inc.	11,675	13,615,385
Road & Rail 6.8%
Canadian National Railway Co.	162,457	19,105,596
Old Dominion Freight Line, Inc.	67,452	18,894,654
		38,000,250
Software 4.4%
Constellation Software, Inc.	15,333	24,132,123
Trading Companies & Distributors 2.8%
Watsco, Inc.	59,155	15,781,371
Total Common Stocks (Cost $503,140,094)		554,266,327
Short-Term Investment 0.2%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 0.397% (b)	1,173,689	1,173,689
Total Short-Term Investment (Cost $1,173,689)		1,173,689
Total Investments (Cost $504,313,783)	100.1%	555,440,016
Other Assets, Less Liabilities	(0.1)	(448,726)
Net Assets	100.0%	$ 554,991,290

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	Current yield as of April 30, 2022.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

10	MainStay WMC Enduring Capital Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 2,386	$ 33,649	$ (34,861)	$ —	$ —	$ 1,174	$ —(a)	$ —	1,174

(a)	Less than $500.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 554,266,327	$ —	$ —	$ 554,266,327
Short-Term Investment
Affiliated Investment Company	1,173,689	—	—	1,173,689
Total Investments in Securities	$ 555,440,016	$ —	$ —	$ 555,440,016

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $503,140,094)	$554,266,327
Investment in affiliated investment companies, at value (identified cost $1,173,689)	1,173,689
Receivables:
Fund shares sold	338,800
Dividends	112,929
Other assets	93,692
Total assets	555,985,437
Liabilities
Due to custodian	111,970
Payables:
Manager (See Note 3)	268,234
Investment securities purchased	173,228
Fund shares redeemed	154,976
Transfer agent (See Note 3)	92,315
NYLIFE Distributors (See Note 3)	78,154
Professional fees	29,664
Shareholder communication	29,127
Custodian	15,200
Trustees	6,882
Securities lending	32
Accrued expenses	34,365
Total liabilities	994,147
Net assets	$554,991,290
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$180,731
Additional paid-in-capital	488,333,504
488,514,235
Total distributable earnings (loss)	66,477,055
Net assets	$554,991,290
Class A
Net assets applicable to outstanding shares	$202,260,970
Shares of beneficial interest outstanding	6,558,192
Net asset value per share outstanding	$30.84
Maximum sales charge (5.50% of offering price)	1.79
Maximum offering price per share outstanding	$32.63
Investor Class
Net assets applicable to outstanding shares	$24,255,113
Shares of beneficial interest outstanding	786,928
Net asset value per share outstanding	$30.82
Maximum sales charge (5.00% of offering price)	1.62
Maximum offering price per share outstanding	$32.44
Class B
Net assets applicable to outstanding shares	$3,783,002
Shares of beneficial interest outstanding	138,737
Net asset value and offering price per share outstanding	$27.27
Class C
Net assets applicable to outstanding shares	$28,151,989
Shares of beneficial interest outstanding	1,033,387
Net asset value and offering price per share outstanding	$27.24
Class I
Net assets applicable to outstanding shares	$70,999,304
Shares of beneficial interest outstanding	2,287,338
Net asset value and offering price per share outstanding	$31.04
Class R3
Net assets applicable to outstanding shares	$392,582
Shares of beneficial interest outstanding	12,834
Net asset value and offering price per share outstanding	$30.59
Class R6
Net assets applicable to outstanding shares	$225,148,330
Shares of beneficial interest outstanding	7,255,657
Net asset value and offering price per share outstanding	$31.03
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay WMC Enduring Capital Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $58,757)	$3,649,647
Securities lending	1,727
Dividends-affiliated	159
Other	13
Total income	3,651,546
Expenses
Manager (See Note 3)	1,744,343
Distribution/Service—Class A (See Note 3)	277,691
Distribution/Service—Investor Class (See Note 3)	33,767
Distribution/Service—Class B (See Note 3)	22,457
Distribution/Service—Class C (See Note 3)	165,403
Distribution/Service—Class R3 (See Note 3)	1,124
Transfer agent (See Note 3)	196,785
Registration	73,360
Professional fees	68,941
Shareholder communication	46,573
Custodian	13,752
Trustees	3,124
Shareholder service (See Note 3)	225
Miscellaneous	10,333
Total expenses	2,657,878
Net investment income (loss)	993,668
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	14,524,359
Foreign currency transactions	(2,249)
Foreign currency forward transactions	781
Net realized gain (loss)	14,522,891
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(67,893,112)
Net realized and unrealized gain (loss)	(53,370,221)
Net increase (decrease) in net assets resulting from operations	$(52,376,553)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$993,668	$1,208,594
Net realized gain (loss)	14,522,891	73,433,638
Net change in unrealized appreciation (depreciation)	(67,893,112)	47,720,538
Net increase (decrease) in net assets resulting from operations	(52,376,553)	122,362,770
Distributions to shareholders:
Class A	(19,185,374)	(592,297)
Investor Class	(2,404,448)	(96,995)
Class B	(453,565)	—
Class C	(3,325,977)	—
Class I	(10,230,592)	(399,948)
Class R3	(40,016)	(1,131)
Class R6	(22,407,486)	—
Total distributions to shareholders	(58,047,458)	(1,090,371)
Capital share transactions:
Net proceeds from sales of shares	55,575,486	70,930,228
Net asset value of shares issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	—	485,242,709
Net asset value of shares issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	—	147,554,277
Net asset value of shares issued to shareholders in reinvestment of distributions	57,355,354	1,063,805
Cost of shares redeemed	(146,290,128)	(253,450,057)
Increase (decrease) in net assets derived from capital share transactions	(33,359,288)	451,340,962
Net increase (decrease) in net assets	(143,783,299)	572,613,361
Net Assets
Beginning of period	698,774,589	126,161,228
End of period	$554,991,290	$698,774,589
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$36.76	$24.95	$24.92	$26.31	$24.56	$19.95
Net investment income (loss) (a)	0.03	0.06	0.16	0.26	0.24	0.23
Net realized and unrealized gain (loss)	(2.88)	11.99	1.36	1.28	1.74	4.63
Total from investment operations	(2.85)	12.05	1.52	1.54	1.98	4.86
Less distributions:
From net investment income	(0.04)	(0.24)	(0.27)	(0.22)	(0.23)	(0.25)
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—	—
Total distributions	(3.07)	(0.24)	(1.49)	(2.93)	(0.23)	(0.25)
Net asset value at end of period	$30.84	$36.76	$24.95	$24.92	$26.31	$24.56
Total investment return (b)	(8.50)%	48.53%	6.42%	6.80%	8.07%	24.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.20%††	0.19%	0.64%	1.08%	0.90%	1.05%
Net expenses (c)	0.93%††	0.91%	0.99%	0.97%	0.97%	0.96%
Portfolio turnover rate	0.00%‡	24%	166%	164%	137%	134%
Net assets at end of period (in 000’s)	$202,261	$228,700	$62,611	$63,814	$63,956	$53,909

*	Unaudited.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$36.73	$24.92	$24.90	$26.29	$24.53	$19.93
Net investment income (loss) (a)	0.01	(0.01)	0.08	0.20	0.18	0.18
Net realized and unrealized gain (loss)	(2.89)	11.98	1.37	1.27	1.74	4.62
Total from investment operations	(2.88)	11.97	1.45	1.47	1.92	4.80
Less distributions:
From net investment income	—	(0.16)	(0.21)	(0.15)	(0.16)	(0.20)
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—	—
Total distributions	(3.03)	(0.16)	(1.43)	(2.86)	(0.16)	(0.20)
Net asset value at end of period	$30.82	$36.73	$24.92	$24.90	$26.29	$24.53
Total investment return (b)	(8.58)%	48.22%	6.05%	6.51%	7.82%	24.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04%††	(0.02)%	0.35%	0.82%	0.68%	0.83%
Net expenses (c)	1.10%††	1.19%	1.30%	1.23%	1.21%	1.22%
Expenses (before waiver/reimbursement) (c)	1.10%††	1.19%	1.31%	1.27%	1.23%	1.22%
Portfolio turnover rate	0.00%‡	24%	166%	164%	137%	134%
Net assets at end of period (in 000's)	$24,255	$29,293	$15,544	$17,203	$16,580	$17,216

*	Unaudited.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$32.96	$22.40	$22.50	$24.04	$22.46	$18.25
Net investment income (loss) (a)	(0.11)	(0.22)	(0.08)	0.02	(0.02)	0.01
Net realized and unrealized gain (loss)	(2.55)	10.78	1.22	1.15	1.60	4.24
Total from investment operations	(2.66)	10.56	1.14	1.17	1.58	4.25
Less distributions:
From net investment income	—	—	(0.02)	—	—	(0.04)
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—	—
Total distributions	(3.03)	—	(1.24)	(2.71)	—	(0.04)
Net asset value at end of period	$27.27	$32.96	$22.40	$22.50	$24.04	$22.46
Total investment return (b)	(8.92)%	47.14%(c)	5.28%	5.71%	7.03%	23.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71)%††	(0.77)%	(0.39)%	0.10%	(0.07)%	0.06%
Net expenses (d)	1.85%††	1.95%	2.05%	1.98%	1.96%	1.97%
Expenses (before waiver/reimbursement) (d)	1.85%††	1.95%	2.06%	2.02%	1.98%	1.97%
Portfolio turnover rate	0.00%‡	24%	166%	164%	137%	134%
Net assets at end of period (in 000’s)	$3,783	$5,007	$3,666	$4,718	$5,855	$6,635

*	Unaudited.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$32.93	$22.38	$22.48	$24.02	$22.45	$18.24
Net investment income (loss) (a)	(0.11)	(0.24)	(0.08)	0.02	(0.02)	0.01
Net realized and unrealized gain (loss)	(2.55)	10.79	1.22	1.15	1.59	4.24
Total from investment operations	(2.66)	10.55	1.14	1.17	1.57	4.25
Less distributions:
From net investment income	—	—	(0.02)	—	—	(0.04)
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—	—
Total distributions	(3.03)	—	(1.24)	(2.71)	—	(0.04)
Net asset value at end of period	$27.24	$32.93	$22.38	$22.48	$24.02	$22.45
Total investment return (b)	(8.93)%	47.14%(c)	5.29%	5.72%	6.99%	23.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71)%††	(0.80)%	(0.38)%	0.10%	(0.08)%	0.06%
Net expenses (d)	1.85%††	1.89%	2.05%	1.98%	1.96%	1.97%
Expenses (before waiver/reimbursement) (d)	1.85%††	1.89%	2.06%	2.02%	1.98%	1.97%
Portfolio turnover rate	0.00%‡	24%	166%	164%	137%	134%
Net assets at end of period (in 000’s)	$28,152	$37,234	$6,641	$10,946	$14,964	$15,459

*	Unaudited.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$36.99	$25.09	$25.05	$26.44	$24.67	$20.04
Net investment income (loss) (a)	0.08	0.16	0.23	0.32	0.31	0.29
Net realized and unrealized gain (loss)	(2.90)	12.03	1.37	1.28	1.74	4.65
Total from investment operations	(2.82)	12.19	1.60	1.60	2.05	4.94
Less distributions:
From net investment income	(0.10)	(0.29)	(0.34)	(0.28)	(0.28)	(0.31)
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—	—
Total distributions	(3.13)	(0.29)	(1.56)	(2.99)	(0.28)	(0.31)
Net asset value at end of period	$31.04	$36.99	$25.09	$25.05	$26.44	$24.67
Total investment return (b)	(8.36)%	48.97%	6.66%	7.06%	8.36%	24.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49%††	0.48%	0.96%	1.34%	1.16%	1.31%
Net expenses (c)	0.68%††	0.66%	0.74%	0.72%	0.71%	0.71%
Portfolio turnover rate	0.00%‡	24%	166%	164%	137%	134%
Net assets at end of period (in 000’s)	$70,999	$135,219	$37,491	$97,903	$98,395	$96,441

*	Unaudited.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$36.51	$24.78	$24.77	$26.17	$24.48	$19.90
Net investment income (loss) (a)	(0.02)	(0.04)	0.07	0.17	0.14	0.13
Net realized and unrealized gain (loss)	(2.87)	11.91	1.36	1.28	1.73	4.65
Total from investment operations	(2.89)	11.87	1.43	1.45	1.87	4.78
Less distributions:
From net investment income	—	(0.14)	(0.20)	(0.14)	(0.18)	(0.20)
From net realized gain on investments	(3.03)	—	(1.22)	(2.71)	—	—
Total distributions	(3.03)	(0.14)	(1.42)	(2.85)	(0.18)	(0.20)
Net asset value at end of period	$30.59	$36.51	$24.78	$24.77	$26.17	$24.48
Total investment return (b)	(8.66)%	48.07%	6.02%	6.42%	7.66%	24.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.14)%††	(0.13)%	0.30%	0.70%	0.52%	0.60%
Net expenses (c)	1.28%††	1.28%	1.34%	1.32%	1.32%	1.31%
Portfolio turnover rate	0.00%‡	24%	166%	164%	137%	134%
Net assets at end of period (in 000’s)	$393	$479	$207	$227	$137	$86

*	Unaudited.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	April 26, 2021^ through October 31,
Class R6		2021
Net asset value at beginning of period	$37.00	$33.07
Net investment income (loss) (a)	0.09	0.14
Net realized and unrealized gain (loss)	(2.91)	3.79
Total from investment operations	(2.82)	3.93
Less distributions:
From net investment income	(0.12)	—
From net realized gain on investments	(3.03)	—
Total distributions	(3.15)	—
Net asset value at end of period	$31.03	$37.00
Total investment return (b)	(8.36)%	11.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.52%	0.44%
Net expenses††(c)	0.62%	0.60%
Portfolio turnover rate	0.00%‡	24%
Net assets at end of period (in 000’s)	$225,148	$262,843

*	Unaudited.
^	Inception date.
‡	Less than one-tenth of a percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Enduring Capital Fund (formerly known as MainStay MacKay Common Stock Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	December 28, 2004
Class R3	February 29, 2016
Class R6	April 26, 2021
Class R2	N/A*
SIMPLE Class	N/A*

*	Class R2 and SIMPLE Class shares were registered for sale effective as of December 14, 2007 and August 31, 2020, respectively, but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class R2 and SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as

20	MainStay WMC Enduring Capital Fund

defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market
21

Notes to Financial Statements (Unaudited) (continued)
value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2022 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

22	MainStay WMC Enduring Capital Fund

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2022, the Fund did not hold any foreign currency forward contracts.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
23

Notes to Financial Statements (Unaudited) (continued)
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2022, the Fund did not have any portfolio securities on loan.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the six-month period ended April 30, 2022, the effective management fee rate was 0.54%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $1,744,343 and paid the Subadvisor fees of $752,099.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund,

24	MainStay WMC Enduring Capital Fund

maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R3	$225
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $23,163 and $3,624, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2022, of $340, $137 and $1,204, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$77,743	$—
Investor Class	32,781	—
Class B	5,457	—
Class C	40,166	—
Class I	35,425	—
Class R3	158	—
Class R6	5,055	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
25

Notes to Financial Statements (Unaudited) (continued)
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R3	$55,029	14.0%
Class R6	38,878	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$504,331,349	$71,918,397	$(20,809,730)	$51,108,667
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$1,090,371
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $2,964 and $92,434, respectively.

26	MainStay WMC Enduring Capital Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	580,028	$19,587,422
Shares issued to shareholders in reinvestment of distributions	549,149	18,594,184
Shares redeemed	(884,207)	(28,985,801)
Net increase (decrease) in shares outstanding before conversion	244,970	9,195,805
Shares converted into Class A (See Note 1)	91,887	3,152,589
Net increase (decrease)	336,857	$12,348,394
Year ended October 31, 2021:
Shares sold	629,407	$20,661,799
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	1,545,799	50,867,461
issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,903,874	62,650,579
Shares issued to shareholders in reinvestment of distributions	20,437	567,749
Shares redeemed	(718,791)	(23,585,068)
Net increase (decrease) in shares outstanding before conversion	3,380,726	111,162,520
Shares converted into Class A (See Note 1)	331,330	10,668,239
Shares converted from Class A (See Note 1)	(98)	(2,684)
Net increase (decrease)	3,711,958	$121,828,075

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	22,015	$741,901
Shares issued to shareholders in reinvestment of distributions	70,920	2,401,347
Shares redeemed	(34,182)	(1,151,858)
Net increase (decrease) in shares outstanding before conversion	58,753	1,991,390
Shares converted into Investor Class (See Note 1)	9,133	299,081
Shares converted from Investor Class (See Note 1)	(78,517)	(2,701,412)
Net increase (decrease)	(10,631)	$(410,941)
Year ended October 31, 2021:
Shares sold	42,505	$1,372,487
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	319,550	10,519,323
issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	145,980	4,805,532
Shares issued to shareholders in reinvestment of distributions	3,475	96,668
Shares redeemed	(62,442)	(1,996,602)
Net increase (decrease) in shares outstanding before conversion	449,068	14,797,408
Shares converted into Investor Class (See Note 1)	18,310	582,017
Shares converted from Investor Class (See Note 1)	(293,620)	(9,430,654)
Net increase (decrease)	173,758	$5,948,771

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,302	$38,462
Shares issued to shareholders in reinvestment of distributions	14,748	443,192
Shares redeemed	(12,281)	(367,950)
Net increase (decrease) in shares outstanding before conversion	3,769	113,704
Shares converted from Class B (See Note 1)	(16,932)	(500,799)
Net increase (decrease)	(13,163)	$(387,095)
Year ended October 31, 2021:
Shares sold	2,818	$77,793
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	56,787	1,683,892
Shares redeemed	(34,885)	(1,022,198)
Net increase (decrease) in shares outstanding before conversion	24,720	739,487
Shares converted from Class B (See Note 1)	(36,451)	(1,053,903)
Net increase (decrease)	(11,731)	$(314,416)

27

Notes to Financial Statements (Unaudited) (continued)
Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	13,128	$390,669
Shares issued to shareholders in reinvestment of distributions	108,949	3,270,638
Shares redeemed	(210,943)	(6,357,858)
Net increase (decrease) in shares outstanding before conversion	(88,866)	(2,696,551)
Shares converted from Class C (See Note 1)	(8,477)	(249,459)
Net increase (decrease)	(97,343)	$(2,946,010)
Year ended October 31, 2021:
Shares sold	16,835	$458,023
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	69,442	2,057,308
issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,092,350	32,362,061
Shares redeemed	(318,984)	(9,452,874)
Net increase (decrease) in shares outstanding before conversion	859,643	25,424,518
Shares converted from Class C (See Note 1)	(25,621)	(763,015)
Net increase (decrease)	834,022	$24,661,503

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	533,219	$18,601,393
Shares issued to shareholders in reinvestment of distributions	299,886	10,205,117
Shares redeemed	(2,201,192)	(76,056,327)
Net increase (decrease)	(1,368,087)	$(47,249,817)
Year ended October 31, 2021:
Shares sold	1,135,325	$35,962,374
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	3,846,331	127,191,639
issued in connection with the acquisition of MainStay MacKay U.S. Equity Opportunities Fund	1,443,561	47,736,105
Shares issued to shareholders in reinvestment of distributions	14,290	398,556
Shares redeemed	(3,390,505)	(113,090,422)
Net increase (decrease) in shares outstanding before conversion	3,049,002	98,198,252
Shares converted from Class I (See Note 1)	(887,869)	(29,360,331)
Net increase (decrease)	2,161,133	$68,837,921

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	790	$26,378
Shares issued to shareholders in reinvestment of distributions	993	33,389
Shares redeemed	(2,079)	(66,908)
Net increase (decrease)	(296)	$(7,141)
Year ended October 31, 2021:
Shares sold	6,288	$208,023
Shares issued to shareholders in reinvestment of distributions	30	832
Shares redeemed	(1,534)	(48,435)
Net increase (decrease)	4,784	$160,420

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	484,690	$16,189,261
Shares issued to shareholders in reinvestment of distributions	658,656	22,407,487
Shares redeemed	(991,923)	(33,303,426)
Net increase (decrease)	151,423	$5,293,322
Year ended October 31, 2021:(a)
Shares sold	332,147	$12,189,729
issued in connection with the acquisition of MainStay Epoch U.S. All Cap Fund	8,858,124	292,923,086
Shares redeemed	(2,973,906)	(104,254,458)
Net increase (decrease) in shares outstanding before conversion	6,216,365	200,858,357
Shares converted into Class R6 (See Note 1)	887,869	29,360,331
Net increase (decrease)	7,104,234	$230,218,688

(a)	The inception of the class was April 26, 2021.
Note 10-Litigation
The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO.
Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

28	MainStay WMC Enduring Capital Fund

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.
The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).
On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the District Court’s dismissal of those lawsuits, but on different grounds than the District Court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were pre-empted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the District Court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020, which was denied on February 6, 2020. Plaintiffs filed a new petition for certiorari with the Supreme Court on July 6, 2020. In that petition, plaintiffs stated that “[t]o make it more likely that there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include the Fund. Defendants filed an opposition to the certiorari petition on August 26, 2020. Plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. On March 12, 2021, the Solicitor General filed an amicus brief recommending that certiorari be denied. Plaintiffs filed a supplemental brief in response to the Solicitor General’s amicus brief on March 31, 2021, and Defendants filed a supplemental brief on April 1, 2021. The Supreme Court denied the petition for certiorari on April 19, 2021.
On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.
On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.
On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the Court held a case management conference, during which the Court stated that it would not lift the stay prior to further action from the Second Circuit. The Court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the Court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the Court held a
29

Notes to Financial Statements (Unaudited) (continued)
telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The Court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the Court entered judgment pursuant to Rule 54(b), which would permit an appeal of the Court’s dismissal of the claim against the shareholder defendants. On July 15, 2019, the Trustee filed a notice of appeal to the Second Circuit. Appellant filed his brief on January 7, 2020. The shareholder defendants filed an opposition brief on April 27, 2020, and Appellant filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020 and, on August 20, 2021, affirmed the district court’s dismissal of plaintiff’s intentional fraudulent conveyance claims and denial of leave to amend. Plaintiff filed a petition for rehearing en banc on September 3, 2021. The petition was denied on October 7, 2021. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. On February 22, 2022, the Supreme Court denied the petition, and the matter has therefore been resolved. In addition, the District Court has entered two bar orders in connection with the plaintiff’s settlement with certain non-shareholder defendants. The orders bar claims against the settling defendants, but contain a judgment reduction provision that preserves the value of any potential claim by a shareholder defendant against a settling defendant. Specifically, the judgment reduction provision reduces the amount of money recoverable against a shareholder defendant to the extent the shareholder defendant could have recovered on a claim against a settling defendant.
The value of the proceeds received by the Fund in connection with the LBO and the Fund's cost basis in shares of Tribune was as follows:
Fund	Proceeds	Cost Basis
MainStay WMC Enduring Capital Fund	$797,198	$773,884
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay WMC Enduring Capital Fund

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Enduring Capital Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of
31

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Fund and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Fund and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the

32	MainStay WMC Enduring Capital Fund

Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive.
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Fund’s total ordinary operating expenses.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation
33

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

34	MainStay WMC Enduring Capital Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

36	MainStay WMC Enduring Capital Fund

This page intentionally left blank.

This page intentionally left blank.

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2.  This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4.  Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5. An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1737426MS086-22
MSWEC10-06/22
(NYLIM) NL528

MainStay WMC Value Fund

 Message from the President and Semiannual Report
Unaudited | April 30, 2022

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
The six-month reporting period ended April 30, 2022, began on a mixed note. Financial markets were modestly buoyed by economic recovery and the widespread availability of COVID-19 vaccines. In addition, most global economies expanded, exceeding pre-pandemic levels, as businesses reopened and supportive government policies bore fruit. However, a new wave of COVID-19 infections disrupted life and commerce, and inflation rose in response to government stimulus and accommodative monetary policies. Rising prices were further aggravated by wage increases, pandemic-related supply-chain bottlenecks and commodity price spikes. Market sentiment turned increasingly negative in the first quarter of 2022 as aggressive Russian rhetoric regarding Ukraine culminated in Russia’s invasion of its neighbor – a development that exacerbated global inflationary pressures while increasing investor uncertainty. Domestic supply shortages, international trade imbalances and rising inflation caused U.S. GDP (gross domestic product) to contract for the first time since the height of the pandemic, although consumer spending, a primary driver of U.S. economic growth, remained strong. Prices for petroleum surged to multi-year highs, while many key agricultural chemicals and industrial metals reached record territory.
The S&P 500® Index, a widely regarded benchmark of market performance, lost significant ground during the reporting period. Although energy stocks recorded strong gains, and consumer staples, utilities and materials also rose, most sectors declined. The industries hardest hit were consumer discretionary, financials and information technology. Value-oriented stocks meaningfully outperformed their growth-oriented counterparts. Small-cap stocks underperformed, as they often do during times of heightened uncertainty and financial stress. International stocks also trended lower, with some emerging markets, including Russia and China, suffering particularly steep losses, while others, such as Brazil and the United Arab Emirates, gained ground. Fixed-income markets saw most bond prices fall as central banks contemplated aggressive interest rate rises to combat higher-than-previously-expected inflation rates late in the reporting period. However, floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, bucked the downward trend.
Today, despite the continuing impact of COVID-19, most of the world appears intent on a return to post-pandemic normalcy. Instead, the focus of global political and economic attention has increasingly turned to the war in Ukraine and the impact of rising inflation. Together, Russia and Ukraine account for a substantial share of the world’s supply of food, fossil fuels and raw materials production. Accordingly, the timing and outcome of this conflict will undoubtedly play a major role in global economic developments over the coming months and, possibly, years. The actions of central banks as they raise rates to fight inflation, while trying to limit the risks of recession, are likely to further affect global markets and economies.
As a MainStay investor, you can depend on us to carefully watch developments that may affect your Fund, taking considered and appropriate action to help you stay on financial track in the midst of uncertain times. As always, we remain dedicated to providing you with the disciplined investment tools you have come to expect from us over the years. Thank you for continuing to place your trust in our team.
Sincerely,

Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

Average Annual Total Returns for the Period-Ended April 30, 2022
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	6/9/1999	-7.60%	-2.11%	12.07%	11.59%	1.02%
		Excluding sales charges		-2.23	3.59	13.34	12.22	1.02
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges	2/28/2008	-7.24	-1.86	11.79	11.35	1.32
		Excluding sales charges		-2.36	3.30	13.06	11.98	1.32
Class B Shares[5]	Maximum 5% CDSC	With sales charges	6/9/1999	-4.94	0.22	12.07	11.14	2.07
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-2.76	2.52	12.21	11.14	2.07
Class C Shares	Maximum 1% CDSC	With sales charges	6/9/1999	-3.19	2.06	12.21	11.14	2.07
	if Redeemed Within One Year of Purchase	Excluding sales charges		-2.76	2.52	12.21	11.14	2.07
Class I Shares	No Sales Charge		1/21/1971	-2.08	3.93	13.64	12.51	0.77
Class R1 Shares	No Sales Charge		1/2/2004	-2.16	3.75	13.51	12.38	0.87
Class R2 Shares	No Sales Charge		1/2/2004	-2.28	3.49	13.23	12.11	1.12
Class R3 Shares	No Sales Charge		4/28/2006	-2.41	3.24	12.95	11.83	1.37
Class R6 Shares	No Sales Charge		4/26/2021	-2.08	3.93	N/A	4.41	0.72

1.
Effective April 26, 2021, the Fund replaced its subadvisors, changed its investment objective and modified its principal investment strategies. Therefore, the performance information shown in this report prior to April 26, 2021 reflects that of the Fund’s prior subadvisors, investment objective and principal investment strategies.

2.	Not annualized.
3.
The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	-3.94%	1.32%	9.06%	11.17%
Russell 3000® Index[3]	-11.75	-3.11	13.01	13.29
Morningstar Large Value Category Average[4]	-2.33	3.08	9.33	10.37

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
1.	Not annualized.
2.
The Fund has selected the Russell 1000® Value Index as its primary benchmark as a replacement for the Russell 3000® Index because it believes that the Russell
1000® Value Index is more reflective of its principal investment strategies. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.
Prior to April 26, 2021, the Russell 3000® Index was the Fund's primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.
The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay WMC Value Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Value Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2021 to April 30, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2021 to April 30, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/21	Ending Account Value (Based on Actual Returns and Expenses) 4/30/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$977.70	$5.00	$1,019.74	$5.11	1.02%
Investor Class Shares	$1,000.00	$976.40	$6.32	$1,018.40	$6.46	1.29%
Class B Shares	$1,000.00	$972.40	$9.98	$1,014.68	$10.19	2.04%
Class C Shares	$1,000.00	$972.40	$9.93	$1,014.73	$10.14	2.03%
Class I Shares	$1,000.00	$979.20	$3.44	$1,021.32	$3.51	0.70%
Class R1 Shares	$1,000.00	$978.40	$4.22	$1,020.53	$4.31	0.86%
Class R2 Shares	$1,000.00	$977.20	$5.49	$1,019.24	$5.61	1.12%
Class R3 Shares	$1,000.00	$975.90	$6.71	$1,018.00	$6.85	1.37%
Class R6 Shares	$1,000.00	$979.20	$3.44	$1,021.32	$3.51	0.70%

1.
Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181
(to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the
Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2022 (Unaudited)

Pharmaceuticals	9.9%
Health Care Providers & Services	8.0
Banks	7.1
Insurance	6.8
Aerospace & Defense	6.2
Oil, Gas & Consumable Fuels	5.6
Capital Markets	4.5
Health Care Equipment & Supplies	4.2
Semiconductors & Semiconductor Equipment	4.2
Equity Real Estate Investment Trusts	3.9
Communications Equipment	3.6
Specialty Retail	3.2
Multi–Utilities	3.1
Media	3.1
Electric Utilities	2.9
IT Services	2.5
Building Products	2.2
Interactive Media & Services	1.9
Electronic Equipment, Instruments & Components	1.7%
Food Products	1.5
Entertainment	1.4
Beverages	1.3
Auto Components	1.3
Electrical Equipment	1.2
Machinery	1.2
Containers & Packaging	1.0
Chemicals	1.0
Real Estate Management & Development	1.0
Road & Rail	0.9
Household Durables	0.8
Software	0.7
Short–Term Investment	2.1
Other Assets, Less Liabilities	0.0‡
100.0%
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change. Less than one-tenth of percent.

Top Ten Holdings and/or Issuers Held as of April 30, 2022 (excluding short-term investments) (Unaudited)

1.	UnitedHealth Group, Inc.
2.	Pfizer, Inc.
3.	JPMorgan Chase & Co.
4.	Anthem, Inc.
5.	Cisco Systems, Inc.
6.	ConocoPhillips
7.	Merck & Co., Inc.
8.	Eli Lilly and Co.
9.	MetLife, Inc.
10.	Comcast Corp., Class A

8	MainStay WMC Value Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Adam H. lllfelder of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Value Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2022?
For the six months ended April 30, 2022, Class I shares of MainStay WMC Value Fund returned −2.08%, outperforming the −3.94% return of the Fund’s primary benchmark, the Russell 1000® Value Index, and the −11.75% return of the Russell 3000® Index the Fund’s former primary benchmark. Over the same period, Class I shares also outperformed the −2.33% return of the Morningstar Large Value Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Equity markets declined during the reporting period under pressure from a variety of forces, the most prominent of which included rapidly rising inflation, increasingly hawkish central bank monetary policy, global supply-chain bottlenecks and geopolitical uncertainties related to Russia’s war in Ukraine. The Russell 1000® Value Index slid from near-market highs in early November 2021 to lows in late April 2022 not seen for more than a year. With rising inflation causing investors to discount the value of more distant cash flows, value-oriented stocks that offered attractive near-term cash flows significantly outperformed their growth-oriented counterparts.
The Fund outperformed the Index primarily due to security selection.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Strong selection in health care, financials and industrials was partially offset by weaker selection in materials and energy. Sector allocation, a result of our bottom-up stock selection process, detracted from relative results, primarily due to the Fund’s underweight exposure to consumer staples. This negative allocation effect was partially offset by the positive impact of the Fund’s overweight exposure to health care.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that made the strongest contributions to the Fund’s absolute performance included oil and natural gas company ConocoPhillips and pharmaceutical company Pfizer. (Contributions take weightings and total returns into account.) Shares of ConocoPhillips rose strongly as crude oil prices hit their highest level since 2014, with crude stockpiles falling in each of the first three weeks in January at Cushing, the largest U.S. oil hub. In addition, ConocoPhillips management announced a 50% increase in special dividends in the first quarter of 2022, and plans to increase oil and natural gas production by 18% during the year as a result of recent acquisitions. We trimmed the Fund’s position on strength to maintain position size. Shares of Pfizer rose following the company’s announcement that its booster was shown to provide protection against the COVID-19 Omicron variant. Additionally, the U.S. Food and Drug Administration issued Emergency Use Authorization for the company’s oral antiviral for post-infection patients following positive phase 2/3 study results showing that it reduced the risk of hospitalization or death. We trimmed the Fund’s position during the reporting period.
The holdings that detracted most significantly from absolute performance were global investment bank JPMorgan Chase and Comcast, a leading cable operator and broadband company. Although JPMorgan’s fourth-quarter 2021 earnings beat expectations, shares fell as the company’s growth outlook deteriorated due to higher expenses and slower trading activity. We trimmed the position during the reporting period. Comcast faced headwinds from a slowdown in broadband user growth and a decline in cable-TV customers. The company started to experience the fallout of pandemic-driven, heightened subscription demand which began its descent to more normal levels. We trimmed the position during the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated a position in electric power and gas distributor Duke Energy, reflecting our positive opinion of the valuations and cash return characteristics of U.S. regulated utilities, especially after the industry’s underperformance during the last several years. We believe Duke’s operations in the Carolinas offer solid growth potential. The Fund also initiated a position in Welltower, a senior housing real estate investment trust, which we expect to continue to benefit from strong demographic trends in the aging population. We also find the company’s ability to reprice their leases very attractive, in light of the uncertain forward path for inflation.
During the same period, the Fund sold its entire position in specialty materials company Celanese, which announced its acquisition of Dupont’s Mobility & Materials business just before the Russian invasion of Ukraine. We viewed this acquisition as unfortunately timed, since it increased Celanese’s leverage and decreased the quality outlook for the company at a moment when macroeconomic conditions were weakening. This undermined our conviction in the long-term sustainability of the company’s dividend and warranted an exit from the position. We also eliminated the Fund’s position in financial services provider Bank
1.
See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

of America in favor of more attractive risk/reward opportunity elsewhere.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s largest increases in sector exposures relative to the Russell 1000® Value Index were in communication services, industrials and utilities, while the most significant reductions in sector exposure were in materials, financials and information technology.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2022, the Fund held its largest overweight exposures relative to the Russell 1000® Value Index in the health care, information technology and industrials sectors. As of the same date, the Fund’s most significantly underweight exposures were in consumer staples, materials and energy.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay WMC Value Fund

Portfolio of Investments April 30, 2022† (Unaudited)

	Shares	Value
Common Stocks 97.9%
Aerospace & Defense 6.2%
General Dynamics Corp.	66,318	$ 15,686,197
L3Harris Technologies, Inc.	71,605	16,630,977
Northrop Grumman Corp.	32,176	14,138,134
Raytheon Technologies Corp.	182,434	17,314,811
		63,770,119
Auto Components 1.3%
Gentex Corp.	455,093	13,356,980
Banks 7.1%
JPMorgan Chase & Co.	243,411	29,053,537
M&T Bank Corp.	116,551	19,422,058
PNC Financial Services Group, Inc. (The)	75,711	12,575,597
Truist Financial Corp.	247,665	11,974,603
		73,025,795
Beverages 1.3%
Keurig Dr Pepper, Inc.	359,922	13,461,083
Building Products 2.2%
Fortune Brands Home & Security, Inc.	114,667	8,170,024
Johnson Controls International plc	242,626	14,526,018
		22,696,042
Capital Markets 4.5%
Ares Management Corp.	180,665	11,963,636
LPL Financial Holdings, Inc.	75,148	14,118,055
Morgan Stanley	252,565	20,354,213
		46,435,904
Chemicals 1.0%
Axalta Coating Systems Ltd. (a)	392,597	9,960,186
Communications Equipment 3.6%
Cisco Systems, Inc.	513,459	25,149,222
F5, Inc. (a)	72,418	12,123,497
		37,272,719
Containers & Packaging 1.0%
Sealed Air Corp.	165,780	10,644,734
Electric Utilities 2.9%
Duke Energy Corp.	140,698	15,499,292
Exelon Corp.	303,727	14,208,349
		29,707,641
	Shares	Value

Electrical Equipment 1.2%
Hubbell, Inc.	64,891	$ 12,677,106
Electronic Equipment, Instruments & Components 1.7%
Corning, Inc.	491,360	17,290,958
Entertainment 1.4%
Electronic Arts, Inc.	117,933	13,921,991
Equity Real Estate Investment Trusts 3.9%
Gaming and Leisure Properties, Inc.	327,996	14,556,463
Host Hotels & Resorts, Inc.	621,667	12,650,923
Welltower, Inc.	137,718	12,506,172
		39,713,558
Food Products 1.5%
Mondelez International, Inc., Class A	243,476	15,699,332
Health Care Equipment & Supplies 4.2%
Becton Dickinson and Co.	58,940	14,569,378
Boston Scientific Corp. (a)	313,699	13,209,865
Medtronic plc	150,972	15,755,438
		43,534,681
Health Care Providers & Services 8.0%
Anthem, Inc.	51,916	26,058,198
Centene Corp. (a)	213,017	17,158,519
UnitedHealth Group, Inc.	77,074	39,195,984
		82,412,701
Household Durables 0.8%
Lennar Corp., Class A	108,905	8,330,143
Insurance 6.8%
Assurant, Inc.	71,525	13,008,967
Chubb Ltd.	101,230	20,898,933
MetLife, Inc.	327,166	21,488,263
Progressive Corp. (The)	130,986	14,062,657
		69,458,820
Interactive Media & Services 1.9%
Alphabet, Inc., Class C (a)	8,587	19,744,347
IT Services 2.5%
Amdocs Ltd.	140,595	11,204,015
Global Payments, Inc.	102,713	14,069,627
		25,273,642
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Machinery 1.2%
Middleby Corp. (The) (a)	82,220	$ 12,652,836
Media 3.1%
Comcast Corp., Class A	537,160	21,357,482
Omnicom Group, Inc.	138,348	10,532,433
		31,889,915
Multi-Utilities 3.1%
Dominion Energy, Inc.	192,981	15,754,969
Sempra Energy	101,951	16,450,813
		32,205,782
Oil, Gas & Consumable Fuels 5.6%
ConocoPhillips	235,809	22,524,476
Phillips 66	182,502	15,833,873
Pioneer Natural Resources Co.	83,106	19,319,652
		57,678,001
Pharmaceuticals 9.9%
AstraZeneca plc, Sponsored ADR	230,038	15,274,523
Eli Lilly and Co.	74,589	21,789,685
Merck & Co., Inc.	253,228	22,458,791
Pfizer, Inc.	623,976	30,618,502
Roche Holding AG (Switzerland)	31,304	11,593,958
		101,735,459
Real Estate Management & Development 1.0%
CBRE Group, Inc., Class A (a)	118,963	9,878,688
Road & Rail 0.9%
Knight-Swift Transportation Holdings, Inc.	181,830	8,707,839
Semiconductors & Semiconductor Equipment 4.2%
Analog Devices, Inc.	116,144	17,930,311
	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc.	188,573	$ 12,858,793
Qorvo, Inc. (a)	107,920	12,279,137
		43,068,241
Software 0.7%
VMware, Inc., Class A	63,964	6,910,671
Specialty Retail 3.2%
Home Depot, Inc. (The)	34,060	10,231,624
TJX Cos., Inc. (The)	181,431	11,118,092
Victoria's Secret & Co. (a)	237,734	11,202,026
		32,551,742
Total Common Stocks (Cost $905,298,904)		1,005,667,656
Short-Term Investment 2.1%
Affiliated Investment Company 2.1%
MainStay U.S. Government Liquidity Fund, 0.397% (b)	21,450,761	21,450,761
Total Short-Term Investment (Cost $21,450,761)		21,450,761
Total Investments (Cost $926,749,665)	100.0%	1,027,118,417
Other Assets, Less Liabilities	0.0‡	41,345
Net Assets	100.0%	$ 1,027,159,762

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Current yield as of April 30, 2022.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 10,778	$ 115,082	$ (104,409)	$ —	$ —	$ 21,451	$ 4	$ —	21,451

Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12	MainStay WMC Value Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks
Pharmaceuticals	$ 90,141,501	$ 11,593,958	$ —	$ 101,735,459
All Other Industries	903,932,197	—	—	903,932,197
Total Common Stocks	994,073,698	11,593,958	—	1,005,667,656
Short-Term Investment
Affiliated Investment Company	21,450,761	—	—	21,450,761
Total Investments in Securities	$ 1,015,524,459	$ 11,593,958	$ —	$ 1,027,118,417

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $905,298,904)	$1,005,667,656
Investment in affiliated investment companies, at value (identified cost $21,450,761)	21,450,761
Cash	246,976
Due from custodian	149,529
Receivables:
Fund shares sold	1,103,159
Dividends	475,209
Other assets	120,306
Total assets	1,029,213,596
Liabilities
Payables:
Fund shares redeemed	811,223
Manager (See Note 3)	576,546
Investment securities purchased	246,343
Transfer agent (See Note 3)	162,080
NYLIFE Distributors (See Note 3)	145,882
Professional fees	45,421
Shareholder communication	39,800
Custodian	13,225
Trustees	1,746
Securities lending	330
Accrued expenses	11,238
Total liabilities	2,053,834
Net assets	$1,027,159,762
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$356,888
Additional paid-in-capital	894,442,009
894,798,897
Total distributable earnings (loss)	132,360,865
Net assets	$1,027,159,762
Class A
Net assets applicable to outstanding shares	$523,568,319
Shares of beneficial interest outstanding	18,541,161
Net asset value per share outstanding	$28.24
Maximum sales charge (5.50% of offering price)	1.64
Maximum offering price per share outstanding	$29.88
Investor Class
Net assets applicable to outstanding shares	$57,667,043
Shares of beneficial interest outstanding	2,041,463
Net asset value per share outstanding	$28.25
Maximum sales charge (5.00% of offering price)	1.49
Maximum offering price per share outstanding	$29.74
Class B
Net assets applicable to outstanding shares	$10,142,921
Shares of beneficial interest outstanding	495,209
Net asset value and offering price per share outstanding	$20.48
Class C
Net assets applicable to outstanding shares	$14,073,048
Shares of beneficial interest outstanding	686,666
Net asset value and offering price per share outstanding	$20.49
Class I
Net assets applicable to outstanding shares	$103,879,660
Shares of beneficial interest outstanding	3,425,356
Net asset value and offering price per share outstanding	$30.33
Class R1
Net assets applicable to outstanding shares	$44,884
Shares of beneficial interest outstanding	1,560
Net asset value and offering price per share outstanding	$28.77
Class R2
Net assets applicable to outstanding shares	$1,030,881
Shares of beneficial interest outstanding	36,024
Net asset value and offering price per share outstanding	$28.62
Class R3
Net assets applicable to outstanding shares	$1,179,031
Shares of beneficial interest outstanding	41,635
Net asset value and offering price per share outstanding	$28.32
Class R6
Net assets applicable to outstanding shares	$315,573,975
Shares of beneficial interest outstanding	10,419,752
Net asset value and offering price per share outstanding	$30.29
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14	MainStay WMC Value Fund

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $46,209)	$11,514,018
Securities lending	5,511
Dividends-affiliated	3,531
Other	72
Total income	11,523,132
Expenses
Manager (See Note 3)	3,505,599
Distribution/Service—Class A (See Note 3)	665,302
Distribution/Service—Investor Class (See Note 3)	78,560
Distribution/Service—Class B (See Note 3)	59,202
Distribution/Service—Class C (See Note 3)	62,698
Distribution/Service—Class R2 (See Note 3)	1,321
Distribution/Service—Class R3 (See Note 3)	2,904
Transfer agent (See Note 3)	363,058
Professional fees	72,208
Registration	68,708
Shareholder communication	34,851
Trustees	11,296
Custodian	10,375
Shareholder service (See Note 3)	1,132
Miscellaneous	18,563
Total expenses before waiver/reimbursement	4,955,777
Expense waiver/reimbursement from Manager (See Note 3)	(37,620)
Net expenses	4,918,157
Net investment income (loss)	6,604,975
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	27,187,805
Foreign currency transactions	1,485
Net realized gain (loss)	27,189,290
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(57,113,744)
Translation of other assets and liabilities in foreign currencies	(2,600)
Net change in unrealized appreciation (depreciation)	(57,116,344)
Net realized and unrealized gain (loss)	(29,927,054)
Net increase (decrease) in net assets resulting from operations	$(23,322,079)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2022 (Unaudited) and the year ended October 31, 2021

	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,604,975	$6,951,234
Net realized gain (loss)	27,189,290	620,768,124
Net change in unrealized appreciation (depreciation)	(57,116,344)	(247,726,816)
Net increase (decrease) in net assets resulting from operations	(23,322,079)	379,992,542
Distributions to shareholders:
Class A	(254,684,172)	(16,313,673)
Investor Class	(30,552,511)	(2,713,691)
Class B	(7,017,068)	(590,306)
Class C	(6,589,112)	(589,734)
Class I	(44,509,475)	(17,065,424)
Class R1	(21,242)	(1,674)
Class R2	(492,154)	(28,927)
Class R3	(528,702)	(95,950)
Class R6	(161,084,996)	—
Total distributions to shareholders	(505,479,432)	(37,399,379)
Capital share transactions:
Net proceeds from sales of shares	88,447,407	36,516,229
Net asset value of shares issued to shareholders in reinvestment of distributions	492,255,789	36,436,026
Cost of shares redeemed	(124,006,760)	(224,285,447)
Increase (decrease) in net assets derived from capital share transactions	456,696,436	(151,333,192)
Net increase (decrease) in net assets	(72,105,075)	191,259,971
Net Assets
Beginning of period	1,099,264,837	908,004,866
End of period	$1,027,159,762	$1,099,264,837
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2022*	Year Ended October 31,
Class A		2021	2020	2019	2018	2017
Net asset value at beginning of period	$55.21	$39.49	$42.24	$41.20	$43.76	$35.92
Net investment income (loss) (a)	0.18	0.30	0.21	0.26	0.23	0.21
Net realized and unrealized gain (loss)	(1.37)	17.09	0.55	4.88	1.79	8.50
Total from investment operations	(1.19)	17.39	0.76	5.14	2.02	8.71
Less distributions:
From net investment income	(0.38)	(0.25)	(0.31)	(0.28)	(0.21)	(0.48)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(25.78)	(1.67)	(3.51)	(4.10)	(4.58)	(0.87)
Net asset value at end of period	$28.24	$55.21	$39.49	$42.24	$41.20	$43.76
Total investment return (b)	(2.23)%	45.14%	1.66%	13.54%	4.88%	24.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%††	0.60%	0.55%	0.67%	0.57%	0.52%
Net expenses (c)	1.02%††	1.06%	1.10%(d)	1.11%	1.10%	1.10%(d)
Portfolio turnover rate	13%	23%	16%	20%	15%	15%
Net assets at end of period (in 000’s)	$523,568	$547,299	$389,530	$427,040	$384,637	$389,582

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30, 2022*	Year Ended October 31,
Investor Class		2021	2020	2019	2018	2017
Net asset value at beginning of period	$55.08	$39.40	$42.17	$41.15	$43.68	$35.85
Net investment income (loss) (a)	0.14	0.14	0.10	0.18	0.17	0.14
Net realized and unrealized gain (loss)	(1.38)	17.09	0.53	4.86	1.78	8.49
Total from investment operations	(1.24)	17.23	0.63	5.04	1.95	8.63
Less distributions:
From net investment income	(0.19)	(0.13)	(0.20)	(0.20)	(0.11)	(0.41)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(25.59)	(1.55)	(3.40)	(4.02)	(4.48)	(0.80)
Net asset value at end of period	$28.25	$55.08	$39.40	$42.17	$41.15	$43.68
Total investment return (b)	(2.36)%	44.73%	1.35%	13.27%	4.69%	24.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%††	0.28%	0.25%	0.46%	0.39%	0.36%
Net expenses (c)	1.29%††	1.36%	1.40%(d)	1.33%	1.29%	1.29%(d)
Expenses (before waiver/reimbursement) (c)	1.29%††	1.36%	1.41%	1.38%	1.31%	1.29%
Portfolio turnover rate	13%	23%	16%	20%	15%	15%
Net assets at end of period (in 000's)	$57,667	$66,193	$69,423	$80,733	$76,844	$90,928

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class B		2021	2020	2019	2018	2017
Net asset value at beginning of period	$47.03	$33.97	$36.88	$36.53	$39.43	$32.42
Net investment income (loss) (a)	0.02	(0.20)	(0.16)	(0.09)	(0.13)	(0.13)
Net realized and unrealized gain (loss)	(1.17)	14.68	0.45	4.26	1.60	7.67
Total from investment operations	(1.15)	14.48	0.29	4.17	1.47	7.54
Less distributions:
From net investment income	—	—	—	—	—	(0.14)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)	(0.53)
Net asset value at end of period	$20.48	$47.03	$33.97	$36.88	$36.53	$39.43
Total investment return (b)	(2.76)%	43.67%	0.57%	12.45%	3.91%	23.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16%††	(0.47)%	(0.48)%	(0.27)%	(0.35)%	(0.37)%
Net expenses (c)	2.04%††	2.11%	2.15%(d)	2.08%	2.04%	2.05%(d)
Expenses (before waiver/reimbursement) (c)	2.04%††	2.11%	2.16%	2.13%	2.06%	2.05%
Portfolio turnover rate	13%	23%	16%	20%	15%	15%
Net assets at end of period (in 000’s)	$10,143	$13,100	$14,212	$21,088	$26,571	$35,841

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class C		2021	2020	2019	2018	2017
Net asset value at beginning of period	$47.04	$33.98	$36.88	$36.53	$39.43	$32.42
Net investment income (loss) (a)	0.01	(0.21)	(0.16)	(0.07)	(0.14)	(0.13)
Net realized and unrealized gain (loss)	(1.16)	14.69	0.46	4.24	1.61	7.67
Total from investment operations	(1.15)	14.48	0.30	4.17	1.47	7.54
Less distributions:
From net investment income	—	—	—	—	—	(0.14)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)	(0.53)
Net asset value at end of period	$20.49	$47.04	$33.98	$36.88	$36.53	$39.43
Total investment return (b)	(2.76)%	43.65%	0.60%	12.45%	3.91%	23.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%††	(0.50)%	(0.48)%	(0.22)%	(0.36)%	(0.37)%
Net expenses (c)	2.03%††	2.11%	2.15%(d)	2.07%	2.04%	2.05%(d)
Expenses (before waiver/reimbursement) (c)	2.03%††	2.11%	2.16%	2.12%	2.06%	2.05%
Portfolio turnover rate	13%	23%	16%	20%	15%	15%
Net assets at end of period (in 000’s)	$14,073	$11,119	$14,315	$22,933	$65,288	$79,665

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class I		2021	2020	2019	2018	2017
Net asset value at beginning of period	$57.43	$40.99	$43.71	$42.51	$45.00	$36.92
Net investment income (loss) (a)	0.25	0.30	0.32	0.38	0.36	0.34
Net realized and unrealized gain (loss)	(1.44)	17.91	0.57	5.02	1.84	8.70
Total from investment operations	(1.19)	18.21	0.89	5.40	2.20	9.04
Less distributions:
From net investment income	(0.51)	(0.35)	(0.41)	(0.38)	(0.32)	(0.57)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(25.91)	(1.77)	(3.61)	(4.20)	(4.69)	(0.96)
Net asset value at end of period	$30.33	$57.43	$40.99	$43.71	$42.51	$45.00
Total investment return (b)	(2.08)%	45.57%	1.92%	13.80%	5.17%	25.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%††	0.61%	0.81%	0.93%	0.83%	0.84%
Net expenses (c)	0.70%††	0.82%	0.85%(d)	0.86%	0.85%	0.85%(d)
Expenses (before waiver/reimbursement) (c)	0.77%††	0.83%	0.85%	0.86%	0.85%	0.85%
Portfolio turnover rate	13%	23%	16%	20%	15%	15%
Net assets at end of period (in 000’s)	$103,880	$102,714	$417,329	$488,730	$484,839	$634,730

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R1		2021	2020	2019	2018	2017
Net asset value at beginning of period	$55.81	$39.90	$42.64	$41.53	$44.07	$36.16
Net investment income (loss) (a)	0.21	0.38	0.27	0.33	0.37	0.27
Net realized and unrealized gain (loss)	(1.41)	17.27	0.56	4.91	1.73	8.56
Total from investment operations	(1.20)	17.65	0.83	5.24	2.10	8.83
Less distributions:
From net investment income	(0.44)	(0.32)	(0.37)	(0.31)	(0.27)	(0.53)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(25.84)	(1.74)	(3.57)	(4.13)	(4.64)	(0.92)
Net asset value at end of period	$28.77	$55.81	$39.90	$42.64	$41.53	$44.07
Total investment return (b)	(2.16)%	45.37%	1.82%	13.71%	5.05%	24.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%††	0.75%	0.69%	0.83%	0.88%	0.67%
Net expenses (c)	0.86%††	0.91%	0.95%(d)	0.96%	0.95%	0.95%(d)
Portfolio turnover rate	13%	23%	16%	20%	15%	15%
Net assets at end of period (in 000’s)	$45	$57	$38	$35	$30	$3,208

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30, 2022*	Year Ended October 31,
Class R2		2021	2020	2019	2018	2017
Net asset value at beginning of period	$55.57	$39.74	$42.48	$41.38	$43.93	$36.05
Net investment income (loss) (a)	0.17	0.25	0.18	0.23	0.21	0.20
Net realized and unrealized gain (loss)	(1.39)	17.21	0.55	4.89	1.78	8.50
Total from investment operations	(1.22)	17.46	0.73	5.12	1.99	8.70
Less distributions:
From net investment income	(0.33)	(0.21)	(0.27)	(0.20)	(0.17)	(0.43)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(25.73)	(1.63)	(3.47)	(4.02)	(4.54)	(0.82)
Net asset value at end of period	$28.62	$55.57	$39.74	$42.48	$41.38	$43.93
Total investment return (b)	(2.28)%	45.01%	1.57%	13.42%	4.77%	24.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05%††	0.50%	0.45%	0.59%	0.50%	0.51%
Net expenses (c)	1.12%††	1.16%	1.20%(d)	1.21%	1.20%	1.20%(d)
Portfolio turnover rate	13%	23%	16%	20%	15%	15%
Net assets at end of period (in 000’s)	$1,031	$1,066	$716	$780	$881	$2,583

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	Year Ended October 31,
Class R3		2021	2020	2019	2018	2017
Net asset value at beginning of period	$55.17	$39.48	$42.24	$41.15	$43.71	$35.87
Net investment income (loss) (a)	0.12	0.12	0.07	0.13	0.08	0.07
Net realized and unrealized gain (loss)	(1.38)	17.12	0.54	4.87	1.79	8.50
Total from investment operations	(1.26)	17.24	0.61	5.00	1.87	8.57
Less distributions:
From net investment income	(0.19)	(0.13)	(0.17)	(0.09)	(0.06)	(0.34)
From net realized gain on investments	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)	(0.39)
Total distributions	(25.59)	(1.55)	(3.37)	(3.91)	(4.43)	(0.73)
Net asset value at end of period	$28.32	$55.17	$39.48	$42.24	$41.15	$43.71
Total investment return (b)	(2.41)%	44.66%	1.29%	13.14%	4.51%	24.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78%††	0.25%	0.19%	0.32%	0.20%	0.17%
Net expenses (c)	1.37%††	1.42%	1.45%(d)	1.46%	1.45%	1.45%(d)
Portfolio turnover rate	13%	23%	16%	20%	15%	15%
Net assets at end of period (in 000’s)	$1,179	$1,137	$2,442	$2,314	$1,931	$1,004

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2022*	April 26, 2021^ through October 31,
Class R6		2021
Net asset value at beginning of period	$57.42	$53.83
Net investment income (loss) (a)	0.25	0.65
Net realized and unrealized gain (loss)	(1.44)	2.94
Total from investment operations	(1.19)	3.59
Less distributions:
From net investment income	(0.54)	—
From net realized gain on investments	(25.40)	—
Total distributions	(25.94)	—
Net asset value at end of period	$30.29	$57.42
Total investment return (b)	(2.08)%	6.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.47%	1.25%
Net expenses††(c)	0.70%(d)	0.72%
Portfolio turnover rate	13%	23%
Net assets at end of period (in 000’s)	$315,574	$356,580

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)
Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)
In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Value Fund (formerly MainStay MAP Equity Fund) (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 9, 1999
Investor Class	February 28, 2008
Class B	June 9, 1999
Class C	June 9, 1999
Class I	January 21, 1971
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	April 26, 2021
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE
Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term appreciation of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes

24	MainStay WMC Value Fund

exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
• Level 1—quoted prices in active markets for an identical asset or liability
• Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
• Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as
25

Notes to Financial Statements (Unaudited) (continued)
Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between

26	MainStay WMC Value Fund

the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2022, the Fund did not have any portfolio securities on loan.
(I) Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.66% on assets up to $1 billion; 0.64% on assets from $1 billion to $3 billion; and 0.62% on assets over $3 billion During the six-month period ended April
27

Notes to Financial Statements (Unaudited) (continued)
30, 2022, the effective management fee rate was 0.66% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2022, New York Life Investments earned fees from the Fund in the amount of $3,505,599 and waived fees and/or reimbursed expenses in the amount of $37,620 and paid the Subadvisor fees in the amount of $1,444,011.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2022, shareholder service fees incurred by the Fund were as follows:

Class R1	$23
Class R2	528
Class R3	581
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2022, were $38,648 and $4,083, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2022, of $34 and $3,322, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2023, and

28	MainStay WMC Value Fund

shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$176,228	$—
Investor Class	106,172	—
Class B	20,082	—
Class C	20,938	—
Class I	31,961	—
Class R1	15	—
Class R2	350	—
Class R3	384	—
Class R6	6,928	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,114	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$927,496,234	$146,165,969	$(46,543,786)	$99,622,183
During the year ended October 31, 2021, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2021
Distributions paid from:
Ordinary Income	$6,062,614
Long-Term Capital Gains	31,336,765
Total	$37,399,379
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 27, 2021, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month
29

Notes to Financial Statements (Unaudited) (continued)
period ended April 30, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2022, purchases and sales of securities, other than short-term securities, were $140,072 and $191,851, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2022 and the year ended October 31, 2021, were as follows:

Class A	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	1,518,691	$45,831,284
Shares issued to shareholders in reinvestment of distributions	8,653,258	244,714,147
Shares redeemed	(1,835,706)	(55,767,610)
Net increase (decrease) in shares outstanding before conversion	8,336,243	234,777,821
Shares converted into Class A (See Note 1)	293,193	8,721,631
Shares converted from Class A (See Note 1)	(987)	(35,282)
Net increase (decrease)	8,628,449	$243,464,170
Year ended October 31, 2021:
Shares sold	393,231	$19,413,350
Shares issued to shareholders in reinvestment of distributions	356,091	15,628,837
Shares redeemed	(1,351,833)	(66,693,648)
Net increase (decrease) in shares outstanding before conversion	(602,511)	(31,651,461)
Shares converted into Class A (See Note 1)	655,743	31,612,039
Shares converted from Class A (See Note 1)	(4,741)	(236,242)
Net increase (decrease)	48,491	$(275,664)

Investor Class	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	58,491	$1,784,337
Shares issued to shareholders in reinvestment of distributions	1,076,016	30,472,773
Shares redeemed	(79,804)	(2,570,826)
Net increase (decrease) in shares outstanding before conversion	1,054,703	29,686,284
Shares converted into Investor Class (See Note 1)	20,840	597,348
Shares converted from Investor Class (See Note 1)	(235,835)	(7,047,584)
Net increase (decrease)	839,708	$23,236,048
Year ended October 31, 2021:
Shares sold	45,764	$2,257,681
Shares issued to shareholders in reinvestment of distributions	61,674	2,707,491
Shares redeemed	(131,621)	(6,457,578)
Net increase (decrease) in shares outstanding before conversion	(24,183)	(1,492,406)
Shares converted into Investor Class (See Note 1)	35,932	1,790,628
Shares converted from Investor Class (See Note 1)	(571,930)	(27,460,423)
Net increase (decrease)	(560,181)	$(27,162,201)

Class B	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	5,206	$110,485
Shares issued to shareholders in reinvestment of distributions	340,527	7,014,860
Shares redeemed	(38,329)	(875,398)
Net increase (decrease) in shares outstanding before conversion	307,404	6,249,947
Shares converted from Class B (See Note 1)	(90,763)	(1,921,659)
Net increase (decrease)	216,641	$4,328,288
Year ended October 31, 2021:
Shares sold	5,188	$211,148
Shares issued to shareholders in reinvestment of distributions	15,616	589,371
Shares redeemed	(65,590)	(2,769,386)
Net increase (decrease) in shares outstanding before conversion	(44,786)	(1,968,867)
Shares converted from Class B (See Note 1)	(94,994)	(4,041,041)
Net increase (decrease)	(139,780)	$(6,009,908)

30	MainStay WMC Value Fund

Class C	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	267,945	$6,468,115
Shares issued to shareholders in reinvestment of distributions	317,250	6,538,534
Shares redeemed	(118,412)	(2,674,556)
Net increase (decrease) in shares outstanding before conversion	466,783	10,332,093
Shares converted from Class C (See Note 1)	(16,504)	(349,736)
Net increase (decrease)	450,279	$9,982,357
Year ended October 31, 2021:
Shares sold	25,036	$1,120,984
Shares issued to shareholders in reinvestment of distributions	15,311	577,993
Shares redeemed	(180,583)	(7,613,414)
Net increase (decrease) in shares outstanding before conversion	(140,236)	(5,914,437)
Shares converted from Class C (See Note 1)	(44,661)	(1,880,706)
Net increase (decrease)	(184,897)	$(7,795,143)

Class I	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	960,779	$31,199,157
Shares issued to shareholders in reinvestment of distributions	1,366,048	41,432,227
Shares redeemed	(690,944)	(24,317,789)
Net increase (decrease) in shares outstanding before conversion	1,635,883	48,313,595
Shares converted into Class I (See Note 1)	926	35,282
Net increase (decrease)	1,636,809	$48,348,877
Year ended October 31, 2021:
Shares sold	211,823	$10,991,191
Shares issued to shareholders in reinvestment of distributions	369,174	16,808,484
Shares redeemed	(2,559,831)	(124,640,457)
Net increase (decrease) in shares outstanding before conversion	(1,978,834)	(96,840,782)
Shares converted into Class I (See Note 1)	4,165	215,745
Shares converted from Class I (See Note 1)	(6,419,247)	(345,548,082)
Net increase (decrease)	(8,393,916)	$(442,173,119)

Class R1	Shares	Amount
Six-month period ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	738	$21,242
Shares redeemed	(193)	(10,874)
Net increase (decrease)	545	$10,368
Year ended October 31, 2021:
Shares sold	18	$880
Shares issued to shareholders in reinvestment of distributions	38	1,674
Net increase (decrease)	56	$2,554

Class R2	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	2,129	$65,451
Shares issued to shareholders in reinvestment of distributions	15,637	448,308
Shares redeemed	(931)	(31,148)
Net increase (decrease)	16,835	$482,611
Year ended October 31, 2021:
Shares sold	1,159	$56,954
Shares issued to shareholders in reinvestment of distributions	593	26,226
Shares redeemed	(579)	(26,342)
Net increase (decrease)	1,173	$56,838

Class R3	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	3,254	$97,873
Shares issued to shareholders in reinvestment of distributions	18,616	528,702
Shares redeemed	(842)	(24,576)
Net increase (decrease)	21,028	$601,999
Year ended October 31, 2021:
Shares sold	1,591	$79,036
Shares issued to shareholders in reinvestment of distributions	2,181	95,950
Shares redeemed	(45,015)	(2,004,078)
Net increase (decrease)	(41,243)	$(1,829,092)

Class R6	Shares	Amount
Six-month period ended April 30, 2022:
Shares sold	92,337	$2,890,705
Shares issued to shareholders in reinvestment of distributions	5,318,092	161,084,996
Shares redeemed	(1,200,936)	(37,733,983)
Net increase (decrease)	4,209,493	$126,241,718
Period ended October 31, 2021:(a)
Shares sold	41,870	$2,385,005
Shares redeemed	(250,858)	(14,080,544)
Net increase (decrease) in shares outstanding before conversion	(208,988)	(11,695,539)
Shares converted into Class R6 (See Note 1)	6,419,247	345,548,082
Net increase (decrease)	6,210,259	$333,852,543

(a)	The inception of the class was April 26, 2021.
Note 10–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 and related variants is uncertain and could further adversely
31

Notes to Financial Statements (Unaudited) (continued)
affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2022, events and transactions subsequent to April 30, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay WMC Value Fund

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Value Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 8–9, 2021 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information and materials furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2021 through December 2021, including information and materials furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of the Management Agreement reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments personnel. In addition, the Board took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2021 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments with respect to its relationship with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of
33

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 8–9, 2021 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that New York Life Investments provides to the Fund and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience and performance in serving as investment adviser to the Fund and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities, reputation and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments regarding the operations of its business continuity plans in response to the ongoing COVID-19 pandemic, including the remote working environment.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the

34	MainStay WMC Value Fund

Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ and its affiliates’ continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive.
Management Fee and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under the Management Agreement and the Fund’s total ordinary operating expenses.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and those of the similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation
35

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

36	MainStay WMC Value Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of The MainStay Funds (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 9, 2022, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
37

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

38	MainStay WMC Value Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund4
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.5
Brussels, Belgium
Candriam Luxembourg S.C.A.5
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC5
New York, New York
NYL Investors LLC5
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC5
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

 1. Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
 2. This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
 3. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
 4. Prior to November 30, 2021, the Fund's name was MainStay MacKay Intermediate Tax Free Bond Fund.
 5.  An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
1738973MS086-22
MSWV10-06/22
(NYLIM) NL532

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	July 6, 2022

By:	/s/ Jack R. Benintende

Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	July 6, 2022